UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08326

MFS VARIABLE INSURANCE TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

December 31, 2012

MFS® RESEARCH SERIES

MFS® Variable Insurance Trust

VFR-ANN

MFS® RESEARCH SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Research Series

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

The global market outlook for 2013 is one of cautious optimism. While we are seeing some positive economic trends in the United States, Europe and China, the overall environment remains challenging. In the United States, the recent fiscal cliff agreement was received positively by investors, even though it mostly addressed pressing taxation issues and did not resolve additional concerns, including the need for spending cuts and a large-scale reduction of the federal debt. These issues will be front and center again in the spring. Despite the ongoing uncertainty, economic tailwinds are gathering strength as the U.S. housing and job markets are improving and consumer confidence is rising.

Overseas, the debt crisis continues to weigh heavily on eurozone markets, with even Germany — long an economic stalwart — experiencing some contraction. These ongoing challenges could be a drag on global market performance this year. In Asia, manufacturing activity has accelerated in emerging markets such as China and India, and we are seeing signs of stabilized loan growth in China, a leading indicator of that country’s economic health. In contrast, Japan’s economy is contracting sharply under deflationary pressures. Nevertheless, Japanese markets have responded favorably to early actions by the new government, which appears determined to act aggressively, along with the Bank of Japan, to stimulate growth.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process revolves around global research and our disciplined risk management approach. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We remain mindful of the many economic challenges investors face today, and believe it is more important than ever to maintain a long-term view, employ time-tested principles, such as asset allocation and diversification, and work closely with investment advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

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MFS Research Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Apple, Inc.	4.8%
Exxon Mobil Corp.	4.0%
Danaher Corp.	2.3%
JPMorgan Chase & Co.	2.1%
Pfizer, Inc.	2.0%
Google, Inc., “A”	2.0%
Johnson & Johnson	1.9%
Oracle Corp.	1.5%
Visa, Inc., “A”	1.5%
Philip Morris International, Inc.	1.5%

Global equity sectors
Technology	17.8%
Financial Services	15.8%
Capital Goods	14.9%
Energy	14.2%
Health Care	11.9%
Consumer Cyclicals	11.4%
Consumer Staples	8.3%
Telecommunications/Cable Telelvision	4.5%

Percentages are based on net assets as of 12/31/12.

The portfolio is actively managed and current holdings may be different.

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MFS Research Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2012, Initial Class shares of the MFS Research Series (“fund”) provided a total return of 17.27%, while Service Class shares of the fund provided a total return of 16.90%. These compare with a return of 16.00% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”).

Market Environment

The beginning of the period was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

During the middle of the period, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the second half of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, as we moved toward year end, the fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline.

Contributors to Performance

Strong stock selection in the technology sector was a primary factor that contributed to performance relative to the S&P 500 Index. Holdings of software giant Apple, specialized payment products and services provider FleetCor Technologies, and on-line auctioneer eBay benefited relative results as all three stocks outperformed the benchmark over the period. Shares of Apple traded higher throughout most of the period due to continued strong demand for its iPhone and iPad products as well as favorable rulings for the firm’s patent infringement lawsuit against Samsung allowing the company to solidify its market share in the smartphone and tablet markets. Shares of FleetCor Technologies traded higher due to favorable acquisition activity and fuel spreads positively affecting earnings. Avoiding shares of semiconductor company Intel, and the fund’s short position in computer maker Dell (h), also supported relative results.

Stock selection in the health care sector positively affected relative returns. Holdings of biotech firm Gilead Sciences boosted relative performance. The company’s shares traded higher during the period, bolstered by strong sales of its HIV-related products and favorable testing results of its Hepatitis C drug.

Stock selection in the energy sector also supported relative results. However, there were no individual stocks within this sector that were among the fund’s top relative contributors for the period.

Elsewhere, holding shares of news and entertainment company News Corp. and global payments firms, Visa and Discover Financial Services, also strengthened relative returns. The fund’s timing in the ownership of fast food giant McDonald’s also helped as the stock posted weak performance for the year.

Detractors from Performance

Stock selection in the financial services sector held back relative performance. Not holding shares of Bank of America, and the fund’s timing in the ownership of Citigroup and Wells Fargo, hindered relative performance as all three banks turned in strong performance during the period.

In other sectors, holdings of computer products and services provider Hewlett-Packard, oil and gas exploration and production company Occidental Petroleum, logistics firm Expeditors International of Washington, global energy and petrochemicals company Royal Dutch Shell (b)(h) (Netherlands), and mining equipment manufacturer Joy Global hurt relative returns. Shares of Hewlett-Packard traded lower as the company continued to work through its restructuring efforts. Shares of Occidental Petroleum came under

3

MFS Research Series

Management Review – continued

pressure as investors appeared to have been concerned about management’s plans to increase capital expenditures and how that will impact the bottom-line. The timing of the fund’s ownership in shares of home improvement chain Home Depot (h) and internet retailer Amazon.com also weighed on relative results.

Respectfully,

Joseph MacDougall

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

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MFS Research Series

PERFORMANCE SUMMARY THROUGH 12/31/12

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/12

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	7/26/95	17.27%	2.45%	8.20%
Service Class	5/01/00	16.90%	2.19%	7.92%

Comparative benchmark
Standard & Poor’s 500 Stock Index (f)		16.00%	1.66%	7.10%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Research Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2012 through December 31, 2012

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/12	Ending Account Value 12/31/12	Expenses Paid During Period (p) 7/01/12-12/31/12
Initial Class	Actual	0.88%	$1,000.00	$1,076.42	$4.59
	Hypothetical (h)	0.88%	$1,000.00	$1,020.71	$4.47
Service Class	Actual	1.11%	$1,000.00	$1,074.63	$5.79
	Hypothetical (h)	1.11%	$1,000.00	$1,019.56	$5.63

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Expenses Impacting Table

Expense ratios include up to 0.01% of investment related expenses from short sale dividend and interest expenses.

6

MFS Research Series

PORTFOLIO OF INVESTMENTS – 12/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.3%
Aerospace – 2.9%
Honeywell International, Inc.	122,670	$7,785,865
Precision Castparts Corp.	44,720	8,470,862
United Technologies Corp.	60,420	4,955,044

		$21,211,771

Alcoholic Beverages – 0.3%
Diageo PLC	77,371	$2,252,465

Apparel Manufacturers – 1.8%
Guess?, Inc.	125,990	$3,091,795
Li & Fung Ltd.	1,040,000	1,868,362
NIKE, Inc., “B”	76,580	3,951,528
VF Corp.	26,490	3,999,195

		$12,910,880

Automotive – 1.2%
Delphi Automotive PLC (a)	137,260	$5,250,195
General Motors Co. (a)	125,960	3,631,427

		$8,881,622

Biotechnology – 1.7%
Celgene Corp. (a)	62,380	$4,910,554
Gilead Sciences, Inc. (a)	71,250	5,233,313
ViroPharma, Inc. (a)	88,060	2,004,246

		$12,148,113

Broadcasting – 2.1%
News Corp., “A”	360,860	$9,216,364
Walt Disney Co.	125,360	6,241,674

		$15,458,038

Brokerage & Asset Managers – 1.3%
BlackRock, Inc.	23,791	$4,917,838
Franklin Resources, Inc.	33,730	4,239,861

		$9,157,699

Business Services – 1.5%
Accenture PLC, “A”	93,260	$6,201,790
FleetCor Technologies, Inc. (a)	92,800	4,978,720

		$11,180,510

Cable TV – 1.8%
Charter Communications, Inc., “A” (a)	10,800	$823,392
Comcast Corp., “Special A”	218,230	7,845,368
Time Warner Cable, Inc.	42,550	4,135,435

		$12,804,195

Chemicals – 1.0%
3M Co.	21,720	$2,016,702
Celanese Corp.	119,110	5,303,968

		$7,320,670

Computer Software – 4.2%
Autodesk, Inc. (a)	54,140	$1,913,849
Check Point Software Technologies Ltd. (a)	65,640	3,127,090

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – continued
Citrix Systems, Inc. (a)	74,010	$4,866,158
Microsoft Corp.	24,860	664,508
Oracle Corp.	334,030	11,129,880
Salesforce.com, Inc. (a)	37,720	6,340,732
TIBCO Software, Inc. (a)	98,740	2,173,267

		$30,215,484

Computer Software – Systems – 6.5%
Apple, Inc. (s)	65,000	$34,646,950
EMC Corp. (a)	303,580	7,680,574
Hewlett-Packard Co.	332,060	4,731,855

		$47,059,379

Construction – 1.0%
Stanley Black & Decker, Inc.	93,790	$6,937,646

Consumer Products – 1.8%
Colgate-Palmolive Co.	71,100	$7,432,794
International Flavors & Fragrances, Inc.	81,600	5,429,664

		$12,862,458

Consumer Services – 0.5%
Priceline.com, Inc. (a)	5,880	$3,652,656

Containers – 0.4%
Packaging Corp. of America	68,140	$2,621,346

Electrical Equipment – 2.8%
Danaher Corp.	302,970	$16,936,023
W.W. Grainger, Inc.	18,660	3,776,224

		$20,712,247

Electronics – 1.8%
Altera Corp.	134,970	$4,648,367
ASML Holding N.V.	11,445	737,172
JDS Uniphase Corp. (a)	199,940	2,707,188
Microchip Technology, Inc.	149,700	4,878,723

		$12,971,450

Energy – Independent – 3.7%
Cabot Oil & Gas Corp.	97,840	$4,866,562
EOG Resources, Inc.	36,810	4,446,280
EQT Corp.	60,800	3,585,984
Noble Energy, Inc.	34,200	3,479,508
Occidental Petroleum Corp.	84,360	6,462,820
Pioneer Natural Resources Co.	40,240	4,289,182

		$27,130,336

Energy – Integrated – 4.0%
Exxon Mobil Corp. (s)	340,040	$29,430,462

Engineering – Construction – 0.7%
Fluor Corp.	87,140	$5,118,604

7

MFS Research Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Food & Beverages – 4.1%
Coca-Cola Co.	273,840	$9,926,700
Coca-Cola Enterprises, Inc.	131,390	4,169,005
General Mills, Inc.	104,520	4,223,653
Groupe Danone	37,267	2,462,217
Mead Johnson Nutrition Co., “A”	40,740	2,684,359
Mondelez International, Inc.	239,980	6,112,290

		$29,578,224

Food & Drug Stores – 0.7%
CVS Caremark Corp.	107,460	$5,195,691

Gaming & Lodging – 0.3%
Las Vegas Sands Corp.	22,320	$1,030,291
Sands China Ltd.	282,400	1,264,971

		$2,295,262

General Merchandise – 2.0%
Hudson’s Bay Co.	105,400	$1,771,678
Kohl’s Corp.	60,230	2,588,685
Target Corp.	171,260	10,133,454

		$14,493,817

Health Maintenance Organizations – 0.8%
UnitedHealth Group, Inc.	107,430	$5,827,003

Insurance – 3.1%
ACE Ltd.	102,040	$8,142,792
American International Group, Inc. (a)	170,050	6,002,765
Everest Re Group Ltd.	32,940	3,621,753
MetLife, Inc.	144,390	4,756,207

		$22,523,517

Internet – 3.1%
eBay, Inc. (a)	132,280	$6,748,926
Google, Inc., “A” (a)	20,090	14,251,243
Rackspace Hosting, Inc. (a)	22,350	1,659,934

		$22,660,103

Machinery & Tools – 2.1%
Eaton Corp. PLC	84,800	$4,596,160
Joy Global, Inc.	86,140	5,494,009
Roper Industries, Inc.	45,490	5,071,225

		$15,161,394

Major Banks – 5.5%
Goldman Sachs Group, Inc.	39,820	$5,079,439
JPMorgan Chase & Co. (s)	339,390	14,922,978
PNC Financial Services Group, Inc.	97,390	5,678,811
State Street Corp.	105,770	4,972,248
Wells Fargo & Co.	272,070	9,299,353

		$39,952,829

Medical & Health Technology & Services – 1.8%
AmerisourceBergen Corp.	108,910	$4,702,734
Cerner Corp. (a)	30,630	2,378,113
Express Scripts Holding Co. (a)	107,790	5,820,660

		$12,901,507

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Medical Equipment – 2.3%
Abbott Laboratories (a)(w)	45,200	$1,419,280
Covidien PLC	104,640	6,041,914
St. Jude Medical, Inc.	114,390	4,134,055
Thermo Fisher Scientific, Inc.	82,840	5,283,535

		$16,878,784

Natural Gas – Distribution – 0.6%
Spectra Energy Corp.	162,220	$4,441,584

Natural Gas – Pipeline – 0.4%
Kinder Morgan, Inc.	93,278	$3,295,512

Network & Telecom – 0.7%
Finisar Corp. (a)	110,690	$1,804,247
Fortinet, Inc. (a)	144,130	3,036,819

		$4,841,066

Oil Services – 2.3%
Cameron International Corp. (a)	99,820	$5,635,837
Dresser-Rand Group, Inc. (a)	77,090	4,327,832
FMC Technologies, Inc. (a)	49,700	2,128,651
Schlumberger Ltd.	67,530	4,679,154

		$16,771,474

Other Banks & Diversified Financials – 5.3%
American Express Co.	102,340	$5,882,503
Citigroup, Inc.	230,410	9,115,020
Discover Financial Services	119,270	4,597,858
Fifth Third Bancorp	260,240	3,953,046
SunTrust Banks, Inc.	141,470	4,010,674
Visa, Inc., “A”	71,590	10,851,612

		$38,410,713

Pharmaceuticals – 5.3%
Eli Lilly & Co.	71,550	$3,528,846
Johnson & Johnson	200,000	14,020,000
Merck & Co., Inc.	51,790	2,120,282
Perrigo Co.	22,720	2,363,562
Pfizer, Inc.	585,020	14,672,302
Valeant Pharmaceuticals International, Inc. (a)	36,120	2,158,892

		$38,863,884

Railroad & Shipping – 0.9%
Union Pacific Corp.	50,310	$6,324,973

Real Estate – 0.6%
Vornado Realty Trust, REIT	53,310	$4,269,065

Restaurants – 1.5%
McDonald’s Corp.	79,630	$7,024,162
Starbucks Corp.	75,150	4,029,543

		$11,053,705

Specialty Chemicals – 0.9%
Airgas, Inc.	68,380	$6,242,410

8

MFS Research Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Stores – 2.5%
Amazon.com, Inc. (a)	20,440	$5,133,302
AutoZone, Inc. (a)	10,880	3,856,198
Bed Bath & Beyond, Inc. (a)	61,560	3,441,819
Tiffany & Co.	60,600	3,474,804
Urban Outfitters, Inc. (a)	63,930	2,516,285

		$18,422,408

Telecommunications – Wireless – 0.7%
American Tower Corp., REIT	36,900	$2,851,263
SBA Communications Corp. (a)	17,060	1,211,601
Vodafone Group PLC, ADR	56,130	1,413,915

		$5,476,779

Telephone Services – 2.0%
AT&T, Inc.	190,530	$6,422,766
Frontier Communications Corp.	244,540	1,046,631
Verizon Communications, Inc.	167,090	7,229,984

		$14,699,381

Tobacco – 2.1%
Lorillard, Inc.	39,150	$4,567,630
Philip Morris International, Inc.	128,880	10,779,523

		$15,347,153

Trucking – 1.0%
Expeditors International of Washington, Inc.	179,140	$7,084,987

Utilities – Electric Power – 2.7%
AES Corp.	195,930	$2,096,451
American Electric Power Co., Inc.	80,270	3,425,924
CMS Energy Corp.	243,500	5,936,530
Duke Energy Corp.	35,030	2,234,914
Edison International	131,050	5,922,150

		$19,615,969

Total Common Stocks (Identified Cost, $676,810,977)		$714,667,225

CONVERTIBLE PREFERRED STOCKS – 0.5%
Utilities – Electric Power – 0.5%
PPL Corp., 9.5% (Identified Cost, $3,227,740)	59,946	$3,135,775

Issuer	Strike Price	First Exercise	Shares/Par	Value ($)

WARRANTS – 0.0%
Natural Gas – Pipeline – 0.0%
Kinder Morgan, Inc. (1 share for 1 warrant) (a) (Identified Cost, $29,358)	$40	2/15/12	15,411	$58,254

MONEY MARKET FUNDS – 1.1%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value (v)			8,219,431	$8,219,431

Total Investments (Identified Cost, $688,287,506)				$726,080,685

OTHER ASSETS, LESS LIABILITIES – 0.1%				792,856

Net Assets – 100.0%				$726,873,541

(a)	Non-income producing security.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At December 31, 2012, the fund had no short sales outstanding.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(w)	When-issued security. At December 31, 2012, the fund had sufficient cash and/or securities at least equal to the value of the when-issued security.

At December 31, 2012, the fund had cash collateral of $3,536 and other liquid securities with an aggregate value of $568,658 to cover any commitments for securities sold short. Cash collateral is comprised of “Deposits with brokers” in the Statement of Assets and Liabilities. At December 31, 2012, the fund had no short sales outstanding.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

9

MFS Research Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/12
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $680,068,075)	$717,861,254
Underlying affiliated funds, at cost and value	8,219,431
Total investments, at value (identified cost, $688,287,506)	$726,080,685
Cash	27,141
Deposits with brokers	3,536
Receivables for
Investments sold	2,051,899
Fund shares sold	223,184
Interest and dividends	598,046
Other assets	5,863
Total assets		$728,990,354
Liabilities
Payables for
Fund shares reacquired	$541,446
When-issued investments purchased	1,383,150
Payable to affiliates
Investment adviser	60,136
Shareholder servicing costs	776
Distribution and/or service fees	7,203
Payable for independent Trustees’ compensation	17
Accrued expenses and other liabilities	124,085
Total liabilities		$2,116,813
Net assets		$726,873,541
Net assets consist of
Paid-in capital	$703,453,384
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	37,793,380
Accumulated net realized gain (loss) on investments and foreign currency	(16,679,743)
Undistributed net investment income	2,306,520
Net assets		$726,873,541
Shares of beneficial interest outstanding		33,354,798

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$460,833,935	21,096,100	$21.84
Service Class	266,039,606	12,258,698	21.70

See Notes to Financial Statements

10

MFS Research Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/12
Net investment income
Income
Dividends	$4,383,427
Interest	6,448
Dividends from underlying affiliated funds	4,064
Foreign taxes withheld	(14,754)
Total investment income		$4,379,185
Expenses
Management fee	$1,695,072
Distribution and/or service fees	96,515
Shareholder servicing costs	20,966
Administrative services fee	41,867
Independent Trustees’ compensation	5,654
Custodian fee	30,940
Shareholder communications	60,474
Audit and tax fees	53,651
Legal fees	26,526
Dividend and interest expense on securities sold short	20,000
Miscellaneous	20,425
Total expenses		$2,072,090
Fees paid indirectly	(11)
Reduction of expenses by investment adviser	(670)
Net expenses		$2,071,409
Net investment income		$2,307,776
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$18,646,650
Written options	8,538
Securities sold short	(145,401)
Foreign currency	(276)
Net realized gain (loss) on investments and foreign currency		$18,509,511
Change in unrealized appreciation (depreciation)
Investments	$15,912,962
Written options	63,775
Securities sold short	59,060
Translation of assets and liabilities in foreign currencies	213
Net unrealized gain (loss) on investments and foreign currency translation		$16,036,010
Net realized and unrealized gain (loss) on investments and foreign currency		$34,545,521
Change in net assets from operations		$36,853,297

See Notes to Financial Statements

11

MFS Research Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2012	2011
Change in net assets
From operations
Net investment income	$2,307,776	$1,480,417
Net realized gain (loss) on investments and foreign currency	18,509,511	10,557,510
Net unrealized gain (loss) on investments and foreign currency translation	16,036,010	(12,321,464)
Change in net assets from operations	$36,853,297	$(283,537)
Distributions declared to shareholders
From net investment income	$(1,473,011)	$(1,601,688)
Change in net assets from fund share transactions	$510,586,595	$(19,927,763)
Total change in net assets	$545,966,881	$(21,812,988)
Net assets
At beginning of period	180,906,660	202,719,648
At end of period (including undistributed net investment income of $2,306,520 and $1,472,031, respectively)	$726,873,541	$180,906,660

See Notes to Financial Statements

12

MFS Research Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$18.78	$19.04	$16.57	$12.90	$20.28
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.15	$0.15	$0.15	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	3.01	(0.24)	2.47	3.72	(7.47)
Total from investment operations	$3.23	$(0.09)	$2.62	$3.87	$(7.29)
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.17)	$(0.15)	$(0.20)	$(0.09)
Net asset value, end of period (x)	$21.84	$18.78	$19.04	$16.57	$12.90
Total return (%) (k)(r)(s)(x)	17.22	(0.45)	15.90	30.54	(36.09)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.88	0.89	0.90	0.88
Expenses after expense reductions (f)	0.88	0.88	0.89	0.90	0.88
Net investment income	1.06	0.79	0.86	1.05	1.04
Portfolio turnover	83	70	71	107	123
Net assets at end of period (000 omitted)	$460,834	$160,892	$182,895	$180,229	$149,517
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.87	0.86	0.89	0.90	N/A

See Notes to Financial Statements

13

MFS Research Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$18.67	$18.93	$16.48	$12.82	$20.16
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.10	$0.10	$0.11	$0.13
Net realized and unrealized gain (loss) on investments and foreign currency	2.97	(0.24)	2.47	3.71	(7.42)
Total from investment operations	$3.15	$(0.14)	$2.57	$3.82	$(7.29)
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.12)	$(0.12)	$(0.16)	$(0.05)
Net asset value, end of period (x)	$21.70	$18.67	$18.93	$16.48	$12.82
Total return (%) (k)(r)(s)(x)	16.90	(0.69)	15.64	30.20	(36.25)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.11	1.13	1.14	1.15	1.14
Expenses after expense reductions (f)	1.11	1.13	1.14	1.15	1.13
Net investment income	0.82	0.55	0.61	0.80	0.78
Portfolio turnover	83	70	71	107	123
Net assets at end of period (000 omitted)	$266,040	$20,015	$19,825	$17,196	$12,951
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.11	1.11	1.14	1.15	N/A

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower. Excluding the effect of the proceeds received from a non-recurring litigation settlement against Enron Corp., the Initial Class and Service Class total returns for the year ended December 31, 2008 would have each been lower by approximately 0.82%. Excluding the effect of the proceeds received from a non-recurring litigation settlement against Tyco International Ltd., the Initial Class and Service Class total returns for the year ended December 31, 2010 would have each been lower by approximately 0.60%.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Research Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In this reporting period the fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the FASB issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the

15

MFS Research Series

Notes to Financial Statements – continued

business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$700,804,492	$—	$—	$700,804,492
Canada	3,930,570	—	—	3,930,570
United Kingdom	1,413,915	2,252,465	—	3,666,380
Hong Kong	—	3,133,333	—	3,133,333
Israel	3,127,090	—	—	3,127,090
France	—	2,462,217	—	2,462,217
Netherlands	737,172	—	—	737,172
Mutual Funds	8,219,431	—	—	8,219,431
Total Investments	$718,232,670	$7,848,015	$—	$726,080,685

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $5,595,550 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were written options and purchased options. At December 31, 2012, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2012 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)	Written Options
Equity	$(151,242)	$8,538

16

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Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2012 as reported in the Statement of Operations:

Risk	Written Options
Equity	$63,775

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures contracts and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Deposits with brokers.” Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Written Options – In exchange for a premium, the fund wrote call options on securities that it anticipated the price would decline and also wrote put options on securities that it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker. For over-the-counter options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

17

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Notes to Financial Statements – continued

Written Options

	Number of contracts	Premiums received
Outstanding, beginning of period	67	$23,427
Options written	114	10,211
Options closed	(48)	(7,597)
Options exercised	(102)	(23,641)
Options expired	(31)	(2,400)
Outstanding, end of period	—	$—

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2012, this expense amounted to $20,000. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short. At December 31, 2012, the fund had no short sales outstanding.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2012, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Some securities may be purchased on a “when-issued” or “forward delivery” basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time. Dividends received in cash are recorded on

18

MFS Research Series

Notes to Financial Statements – continued

the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of Investments. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2012, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/12	12/31/11
Ordinary income (including any short-term capital gains)	$1,473,011	$1,601,688

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/12
Cost of investments	$688,479,879
Gross appreciation	45,119,883
Gross depreciation	(7,519,077)
Net unrealized appreciation (depreciation)	$37,600,806
Undistributed ordinary income	2,760,030
Undistributed long-term capital gain	398,673
Capital loss carryforwards	(17,267,993)
Other temporary differences	(71,359)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

19

MFS Research Series

Notes to Financial Statements – continued

As of December 31, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
12/31/17	$(17,267,993)

The availability of $10,944,648 of the capital loss carryforwards of MFS Research Series may be limited in a given year due to the acquisition of SC Davis Venture Value Fund on December 7, 2012.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/12	Year ended 12/31/11
Initial Class	$1,340,066	$1,473,743
Service Class	132,945	127,945
Total	$1,473,011	$1,601,688

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The management fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2012, the fee was $19,686, which equated to 0.0087% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2012, these costs amounted to $1,280.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.0185% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the

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MFS Research Series

Notes to Financial Statements – continued

Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,595 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $670, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, short sales, and short-term obligations, aggregated $268,654,763 and $165,563,109, respectively. Purchases exclude the value of securities acquired in connection with the SC Davis Venture Value Fund. (See Note 8.)

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	6,498,659	$139,065,054	1,101,108	$20,631,224
Service Class	532,555	11,233,338	194,431	3,679,825
	7,031,214	$150,298,392	1,295,539	$24,311,049
Shares issued in connection with acquisition of SC Davis Venture Value Fund
Initial Class	7,909,441	$170,764,822
Service Class	10,939,229	234,646,460
	18,848,670	$405,411,282
Shares issued to shareholders in reinvestment of distributions
Initial Class	63,601	$1,340,066	82,194	$1,473,743
Service Class	6,346	132,945	7,172	127,945
	69,947	$1,473,011	89,366	$1,601,688
Shares reacquired
Initial Class	(1,941,319)	$(40,506,604)	(2,224,124)	$(42,513,132)
Service Class	(291,546)	(6,089,486)	(177,010)	(3,327,368)
	(2,232,865)	$(46,596,090)	(2,401,134)	$(45,840,500)
Net change
Initial Class	12,530,382	$270,663,338	(1,040,822)	$(20,408,165)
Service Class	11,186,584	239,923,257	24,593	480,402
	23,716,966	$510,586,595	(1,016,229)	$(19,927,763)

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 22%, 8%, and 8%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2012, the fund’s commitment fee and interest expense were $1,225 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

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MFS Research Series

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	63	100,289,599	(92,070,231)	8,219,431

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$4,064	$8,219,431

(8)	Acquisitions

At close of business on December 7, 2012, the fund with net assets of approximately $313,994,783, acquired all of the assets and liabilities of SC Davis Venture Value Fund, a series of Sun Capital Advisers Trust. The purpose of the transaction was to provide shareholders of the SC Davis Venture Value Fund the opportunity to participate in a larger combined portfolio with a similar investment objective and similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of approximately 18,848,670 shares of the fund (valued at approximately $405,411,282) for all of the assets and liabilities of SC Davis Venture Value Fund. SC Davis Venture Value Fund then distributed the shares of the fund that SC Davis Venture Value Fund received from the fund to its shareholders. SC Davis Venture Value Fund’s investments on that date were valued at approximately $397,521,486 with a cost basis of approximately $385,723,569. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from SC Davis Venture Value Fund were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of SC Davis Venture Value Fund that have been included in the fund’s Statement of Operations since December 7, 2012.

Assuming the acquisition had been completed on January 1, 2012, the fund’s pro forma results of operations for the year ended December 31, 2012 are as follows:

Net investment income	$6,113,494
Net realized and unrealized gain (loss) on investments and foreign currency	113,070,857
Change in net assets from operations	$119,184,351

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MFS Research Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Research Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research Series as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2013

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MFS Research Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 68)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	N/A

John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A

J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

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MFS Research Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A

Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

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MFS Research Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Joseph MacDougall

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MFS Research Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2012 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2011 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2011, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2011 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

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MFS Research Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2012.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios – VIT” in the “Products” section of the MFS Web site (mfs.com).

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MFS Research Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios – VIT” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

29

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

30

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

31

ANNUAL REPORT

December 31, 2012

MFS® CORE EQUITY SERIES

MFS® Variable Insurance Trust

VVS-ANN

MFS® CORE EQUITY SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Core Equity Series

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

The global market outlook for 2013 is one of cautious optimism. While we are seeing some positive economic trends in the United States, Europe and China, the overall environment remains challenging. In the United States, the recent fiscal cliff agreement was received positively by investors, even though it mostly addressed pressing taxation issues and did not resolve additional concerns, including the need for spending cuts and a large-scale reduction of the federal debt. These issues will be front and center again in the spring. Despite the ongoing uncertainty, economic tailwinds are gathering strength as the U.S. housing and job markets are improving and consumer confidence is rising.

Overseas, the debt crisis continues to weigh heavily on eurozone markets, with even Germany — long an economic stalwart — experiencing some contraction. These ongoing challenges could be a drag on global market performance this year. In Asia, manufacturing activity has accelerated in emerging markets such as China and India, and we are seeing signs of stabilized loan growth in China, a leading indicator of that country’s economic health. In contrast, Japan’s economy is contracting sharply under deflationary pressures. Nevertheless, Japanese markets have responded favorably to early actions by the new government, which appears determined to act aggressively, along with the Bank of Japan, to stimulate growth.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process revolves around global research and our disciplined risk management approach. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We remain mindful of the many economic challenges investors face today, and believe it is more important than ever to maintain a long-term view, employ time-tested principles, such as asset allocation and diversification, and work closely with investment advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Core Equity Series

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Exxon Mobil Corp.	5.0%
Apple, Inc.	4.2%
Pfizer, Inc.	2.2%
ACE Ltd.	2.1%
Philip Morris International, Inc.	1.6%
JPMorgan Chase & Co.	1.5%
Google, Inc., “A”	1.4%
Visa, Inc., “A”	1.2%
Verizon Communications, Inc.	1.2%
Oracle Corp.	1.2%

Equity sectors (i)
Financial Services	17.7%
Technology (s)	15.7%
Health Care	10.7%
Energy	9.8%
Industrial Goods & Services	7.8%
Consumer Staples	7.4%
Utilities & Communications	6.7%
Leisure	6.3%
Retailing	6.0%
Basic Materials	3.8%
Special Products & Services	2.5%
Autos & Housing	2.3%
Transportation	2.1%

(i)	For purposes of this presentation, the components include the market value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value.
(s)	Includes securities sold short.

Percentages are based on net assets as of 12/31/12.

The portfolio is actively managed and current holdings may be different.

2

MFS Core Equity Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2012, Initial Class shares of the MFS Core Equity Series (“fund”) provided a total return of 16.23%, while Service Class shares of the fund provided a total return of 15.95%. These compare with a return of 16.42% over the same period for the fund’s benchmark, the Russell 3000 Index.

Market Environment

The beginning of the period was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

During the middle of the period, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the second half of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, as we moved toward year end, the fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline.

Detractors from Performance

Security selection in the financial services sector detracted from performance relative to the Russell 3000 Index. Not owning shares of strong-performing financial services firm Bank of America, as well as timing of ownership in shares of global bank Citigroup, held back relative results. Shares of Bank of America traded higher as the company reported earnings results that beat analysts’ expectations which appeared to have demonstrated the effectiveness of the bank’s cost-cutting efforts. The fund’s holdings of financial services company EuroDekania Management Ltd. (b) also hurt relative returns.

Stock selection in the basic materials sector hindered relative performance during the quarter. There were no individual holdings within this sector that were among the fund’s top relative detractors for the period.

Elsewhere, holding shares of computer products and service provider Hewlett-Packard Co., higher education company DeVry (h), mining equipment manufacturer Joy Global, Israeli-headquartered security software provider Check Point Software Technologies (b), semiconductor manufacturer Microchip Technology, and integrated oil and gas company Exxon Mobil weakened relative returns. Shares of Check Point Software Technologies traded lower as stronger competitive forces in its industry and a challenging global economic landscape weighed on the firm’s profitability.

The fund’s cash and/or cash equivalents position was also a detractor from relative performance. The fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Stock selection in the technology sector was a positive factor for relative performance. Within this sector, the fund’s holdings of computer and personal electronics maker Apple and information technology infrastructure management provider SolarWinds aided relative results as both stocks outperformed the benchmark. Shares of Apple traded higher throughout most of the period due to continued strong demand for its iPhone and iPad products as well as favorable rulings for the firm’s patent infringement lawsuit against Samsung allowing the company to solidify its market share in the smartphone and tablet markets. The fund’s avoidance of poor-performing semiconductor company Intel also helped relative results.

Security selection in the leisure sector contributed to relative performance, led by the fund’s holdings of media and entertainment company News Corp. and credit ratings and data analytics provider Moody’s.

3

MFS Core Equity Series

Management Review – continued

Elsewhere, the fund’s overweight positions in specialized payment products and services provider FleetCor Technologies, auto parts manufacturer Delphi Automotive, biotech firm Gilead Sciences, global payments technology company Visa, Inc., and global financial services firm JPMorgan Chase strengthened relative returns. Visa’s shares traded higher over the period as consumer spending improved relative to prior years, allowing the company to consistently beat earnings expectations throughout the year.

Respectfully,

Joseph MacDougall

Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Core Equity Series

PERFORMANCE SUMMARY THROUGH 12/31/12

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/12

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	8/14/96	16.23%	1.67%	7.19%
Service Class	5/01/00	15.95%	1.43%	6.92%

Comparative benchmark
Russell 3000 Index (f)		16.42%	2.04%	7.68%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 3000 Index – constructed to provide a comprehensive barometer for the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Core Equity Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2012 through December 31, 2012

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/12	Ending Account Value 12/31/12	Expenses Paid During Period (p) 7/01/12-12/31/12
Initial Class	Actual	0.90%	$1,000.00	$1,076.60	$4.70
	Hypothetical (h)	0.90%	$1,000.00	$1,020.61	$4.57
Service Class	Actual	1.15%	$1,000.00	$1,075.68	$6.00
	Hypothetical (h)	1.15%	$1,000.00	$1,019.36	$5.84

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Core Equity Series

PORTFOLIO OF INVESTMENTS – 12/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.8%
Aerospace – 3.1%
Embraer S.A., ADR	3,280	$93,506
Honeywell International, Inc.	9,420	597,887
Lockheed Martin Corp.	1,840	169,814
Precision Castparts Corp.	2,230	422,407
United Technologies Corp.	6,200	508,462

		$1,792,076

Apparel Manufacturers – 1.3%
Guess?, Inc.	8,160	$200,246
NIKE, Inc., “B”	5,760	297,216
VF Corp.	1,520	229,474

		$726,936

Automotive – 1.5%
Delphi Automotive PLC (a)	14,970	$572,603
General Motors Co. (a)	9,660	278,498

		$851,101

Biotechnology – 1.9%
Biogen Idec, Inc. (a)	1,690	$247,872
Celgene Corp. (a)	4,020	316,454
Gilead Sciences, Inc. (a)	4,210	309,225
ViroPharma, Inc. (a)	9,660	219,862

		$1,093,413

Broadcasting – 2.0%
Interpublic Group of Companies, Inc.	7,640	$84,193
News Corp., “A”	22,370	571,330
Walt Disney Co.	9,780	486,946

		$1,142,469

Brokerage & Asset Managers – 1.1%
BlackRock, Inc.	974	$201,336
Franklin Resources, Inc.	800	100,560
FXCM, Inc. “A”	6,850	68,980
GFI Group, Inc.	14,030	45,457
NASDAQ OMX Group, Inc.	7,672	191,877

		$608,210

Business Services – 1.7%
Accenture PLC, “A”	3,550	$236,075
Automatic Data Processing, Inc.	4,680	266,807
FleetCor Technologies, Inc. (a)	6,040	324,046
Performant Financial Corp. (a)	13,530	136,653

		$963,581

Cable TV – 1.3%
Comcast Corp., “Special A”	11,040	$396,888
Time Warner Cable, Inc.	3,520	342,109

		$738,997

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Chemicals – 0.9%
Celanese Corp.	7,270	$323,733
PPG Industries, Inc.	1,230	166,481

		$490,214

Computer Software – 4.6%
Autodesk, Inc. (a)	4,040	$142,814
Check Point Software Technologies Ltd. (a)	9,180	437,335
Citrix Systems, Inc. (a)	5,530	363,598
Microsoft Corp.	2,680	71,636
Nuance Communications, Inc. (a)	6,410	143,071
Oracle Corp.	20,000	666,400
Salesforce.com, Inc. (a)	2,980	500,938
SolarWinds, Inc. (a)	3,160	165,742
TIBCO Software, Inc. (a)	5,540	121,935

		$2,613,469

Computer Software – Systems – 6.2%
Apple, Inc. (s)	4,500	$2,398,635
EMC Corp. (a)	20,560	520,168
FleetMatics Group PLC (a)	3,520	88,563
Hewlett-Packard Co.	21,980	313,215
International Business Machines Corp.	300	57,465
Verifone Systems, Inc. (a)	5,590	165,911

		$3,543,957

Construction – 0.8%
Eagle Materials, Inc.	1,470	$85,995
Stanley Black & Decker, Inc.	5,150	380,946

		$466,941

Consumer Products – 2.0%
Colgate-Palmolive Co.	5,880	$614,695
International Flavors & Fragrances, Inc.	3,660	243,536
Newell Rubbermaid, Inc.	12,290	273,698

		$1,131,929

Consumer Services – 0.8%
Grand Canyon Education, Inc. (a)	2,840	$66,655
Priceline.com, Inc. (a)	590	366,508

		$433,163

Containers – 1.2%
Packaging Corp. of America	6,200	$238,514
Silgan Holdings, Inc.	10,210	424,634

		$663,148

Electrical Equipment – 1.9%
AMETEK, Inc.	6,585	$247,398
Danaher Corp.	10,460	584,714
Sensata Technologies Holding B.V. (a)	4,010	130,245
W.W. Grainger, Inc.	620	125,469

		$1,087,826

7

MFS Core Equity Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – 2.5%
Altera Corp.	16,100	$554,484
ASML Holding N.V.	2,926	188,464
KLA-Tencor Corp.	1,110	53,014
Linear Technology Corp.	5,370	184,191
Microchip Technology, Inc.	13,350	435,077

		$1,415,230

Energy – Independent – 3.2%
Cabot Oil & Gas Corp.	4,550	$226,317
Concho Resources, Inc. (a)	1,740	140,174
CONSOL Energy, Inc.	1,510	48,471
EOG Resources, Inc.	1,880	227,085
EQT Corp.	3,670	216,457
Noble Energy, Inc.	3,520	358,125
Occidental Petroleum Corp.	2,490	190,759
Peabody Energy Corp.	1,660	44,173
Pioneer Natural Resources Co.	2,290	244,091
SM Energy Co.	1,904	99,408

		$1,795,060

Energy – Integrated – 5.0%
Exxon Mobil Corp. (s)	32,650	$2,825,858

Food & Beverages – 3.1%
Coca-Cola Co.	16,950	$614,438
Coca-Cola Enterprises, Inc.	6,100	193,553
General Mills, Inc.	8,440	341,060
Mead Johnson Nutrition Co., “A”	3,020	198,988
Mondelez International, Inc.	16,350	416,435

		$1,764,474

Food & Drug Stores – 1.0%
CVS Caremark Corp.	9,190	$444,337
Kroger Co.	4,290	111,626

		$555,963

Gaming & Lodging – 0.6%
Las Vegas Sands Corp.	5,220	$240,955
Wynn Resorts Ltd.	1,010	113,615

		$354,570

General Merchandise – 1.1%
Target Corp.	10,830	$640,811

Health Maintenance Organizations – 0.8%
Aetna, Inc.	8,900	$412,070
UnitedHealth Group, Inc.	490	26,578

		$438,648

Insurance – 3.9%
ACE Ltd.	14,940	$1,192,212
American International Group, Inc. (a)	11,430	403,479
MetLife, Inc.	13,470	443,702
Validus Holdings Ltd.	4,790	165,638

		$2,205,031

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Internet – 2.6%
eBay, Inc. (a)	3,870	$197,447
Google, Inc., “A” (a)	1,140	808,682
Millennial Media, Inc. (a)	8,600	107,758
Rackspace Hosting, Inc. (a)	3,480	258,460
Shutterfly, Inc. (a)	3,940	117,688

		$1,490,035

Leisure & Toys – 0.3%
Activision Blizzard, Inc.	8,240	$87,509
Brunswick Corp.	2,520	73,307

		$160,816

Machinery & Tools – 2.8%
Eaton Corp. PLC	7,770	$421,134
Joy Global, Inc.	6,180	394,160
Kennametal, Inc.	5,790	231,600
Roper Industries, Inc.	5,150	574,122

		$1,621,016

Major Banks – 4.5%
Goldman Sachs Group, Inc.	2,390	$304,868
JPMorgan Chase & Co. (s)	20,030	880,719
PNC Financial Services Group, Inc.	7,490	436,742
State Street Corp.	7,290	342,703
Wells Fargo & Co.	17,110	584,820

		$2,549,852

Medical & Health Technology & Services – 1.2%
AmerisourceBergen Corp.	4,340	$187,401
Cerner Corp. (a)	890	69,100
Express Scripts Holding Co. (a)	5,040	272,160
Henry Schein, Inc. (a)	1,140	91,724
Quest Diagnostics, Inc.	890	51,860

		$672,245

Medical Equipment – 2.3%
Cooper Cos., Inc.	3,310	$306,109
Covidien PLC	7,590	438,247
Sirona Dental Systems, Inc. (a)	1,440	92,822
St. Jude Medical, Inc.	7,860	284,060
Thermo Fisher Scientific, Inc.	3,210	204,734

		$1,325,972

Metals & Mining – 0.6%
Cliffs Natural Resources, Inc.	2,640	$101,798
Lundin Mining Corp. (a)	21,640	111,387
Teck Resources Ltd., “B”	4,289	155,873

		$369,058

Natural Gas – Distribution – 0.4%
Spectra Energy Corp.	9,110	$249,432

Natural Gas – Pipeline – 0.3%
Kinder Morgan, Inc.	4,456	$157,430

Network & Telecom – 0.5%
Fortinet, Inc. (a)	10,730	$226,081
Juniper Networks, Inc. (a)	3,840	75,533

		$301,614

8

MFS Core Equity Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Oil Services – 1.6%
Cameron International Corp. (a)	4,620	$260,845
Dresser-Rand Group, Inc. (a)	3,950	221,753
FMC Technologies, Inc. (a)	2,820	120,781
Oil States International, Inc. (a)	820	58,663
Schlumberger Ltd.	2,770	191,933
Transocean, Inc.	1,660	74,119

		$928,094

Other Banks & Diversified Financials – 4.6%
American Express Co.	2,020	$116,110
BancorpSouth, Inc.	4,410	64,121
CapitalSource, Inc.	21,350	161,833
CIT Group, Inc. (a)	9,220	356,261
Citigroup, Inc.	10,660	421,710
EuroDekania Ltd. (a)(z)	50,820	65,906
Fifth Third Bancorp	24,110	366,231
PrivateBancorp, Inc.	12,480	191,194
Visa, Inc., “A”	4,600	697,268
Western Union Co.	11,890	161,823

		$2,602,457

Pharmaceuticals – 4.5%
Abbott Laboratories	6,900	$451,950
Eli Lilly & Co.	2,800	138,096
Johnson & Johnson	6,930	485,793
Perrigo Co.	960	99,869
Pfizer, Inc.	49,219	1,234,413
Teva Pharmaceutical Industries Ltd., ADR	4,030	150,480

		$2,560,601

Printing & Publishing – 0.5%
Moody’s Corp.	5,440	$273,741

Railroad & Shipping – 0.9%
Union Pacific Corp.	4,220	$530,538

Real Estate – 3.6%
Atrium European Real Estate Ltd.	13,250	$77,828
BioMed Realty Trust, Inc., REIT	21,790	421,201
Equity Lifestyle Properties, Inc., REIT	2,050	137,945
Mid-America Apartment Communities, Inc., REIT	9,660	625,485
Public Storage, Inc., REIT	2,310	334,858
Tanger Factory Outlet Centers, Inc., REIT	13,900	475,380

		$2,072,697

Restaurants – 1.6%
McDonald’s Corp.	7,080	$624,527
Starbucks Corp.	5,460	292,765

		$917,292

Specialty Chemicals – 1.1%
Airgas, Inc.	2,040	$186,232
Albemarle Corp.	2,690	167,103
Ecolab, Inc.	3,900	280,410

		$633,745

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Stores – 2.6%
Amazon.com, Inc. (a)	370	$92,922
AutoZone, Inc. (a)	740	262,278
Bed Bath & Beyond, Inc. (a)	4,330	242,090
Children’s Place Retail Store, Inc. (a)	3,630	160,773
Express, Inc. (a)	13,790	208,091
rue21, Inc. (a)	6,760	191,916
Tiffany & Co.	3,500	200,690
Urban Outfitters, Inc. (a)	3,660	144,058

		$1,502,818

Telecommunications – Wireless – 0.7%
American Tower Corp., REIT	3,000	$231,810
SBA Communications Corp. (a)	1,960	139,199

		$371,009

Telephone Services – 2.2%
AT&T, Inc.	14,530	$489,806
Frontier Communications Corp.	25,400	108,712
Verizon Communications, Inc.	15,610	675,445

		$1,273,963

Tobacco – 2.3%
Lorillard, Inc.	3,600	$420,012
Philip Morris International, Inc.	10,700	894,948

		$1,314,960

Trucking – 1.2%
Expeditors International of Washington, Inc.	7,220	$285,551
Swift Transportation Co. (a)	43,350	395,352

		$680,903

Utilities – Electric Power – 2.4%
AES Corp.	13,040	$139,528
American Electric Power Co., Inc.	4,840	206,571
Calpine Corp. (a)	11,170	202,512
CMS Energy Corp.	10,530	256,721
Edison International	3,860	174,433
Great Plains Energy, Inc.	10,110	205,334
PG&E Corp.	4,070	163,533

		$1,348,632

Total Common Stocks (Identified Cost, $50,881,148)		$56,251,995

CONVERTIBLE PREFERRED STOCKS – 0.7%
Utilities – Electric Power – 0.7%
PPL Corp., 9.5%	3,660	$191,455
PPL Corp., 8.75%	3,270	175,697

Total Convertible Preferred Stocks (Identified Cost, $352,234)		$367,152

9

MFS Core Equity Series

Portfolio of Investments – continued

Issuer	Strike Price	First Exercise	Shares/Par	Value ($)

WARRANTS – 0.0%
Natural Gas – Pipeline – 0.0%
Kinder Morgan, Inc. (1 share for 1 warrant) (Identified Cost, $6,157)(a)	$40	2/15/17	3,232	$12,217

CALL OPTIONS PURCHASED – 0.0%
Internet – 0.0%
Pandora Media, Inc. – January 2013 @ $13 (Premiums Paid, $3,873)	45	$45

MONEY MARKET FUNDS – 0.6%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value (v)	353,894	$353,894

Total Investments (Identified Cost, $51,597,306)		$56,985,303

CALL OPTIONS WRITTEN – (0.1)%
Computer Software – 0.0%
Solarwinds Inc. – January 2014 @ $65	(31)	$(10,230)

Internet – 0.0%
Rackspace Hosting Inc. – January 2014 @ $90	(34)	$(17,340)

Issuer	Shares/Par	Value ($)

CALL OPTIONS WRITTEN – continued
Network & Telecom – 0.0%
Fortinet Inc. – January 2014 @ $30	(10)	$(1,250)

Total Call Options Written (Premiums Received, $32,000)		$(28,820)

SECURITIES SOLD SHORT – (0.4)%
Electronics – (0.2)%
Xilinx, Inc.	(3,500)	$(125,650)

Network & Telecom – (0.2)%
EZchip Semiconductor Ltd., Inc. (a)	(3,200)	$(105,824)

Total Securities Sold Short (Proceeds Received, $222,407)		$(231,474)

OTHER ASSETS, LESS LIABILITIES – 0.4%		217,388

Net Assets – 100.0%		$56,942,397

(a)	Non-income producing security.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and/or certain derivative transactions.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
EuroDekania Ltd.	6/25/2007	$737,167	$65,906
% of Net assets			0.1%

At December 31, 2012, the fund had cash collateral of $225,823 and other liquid securities with an aggregate value of $577,802 to cover any commitments for securities sold short and certain derivative contracts. Cash collateral is comprised of “Deposits with brokers” in the Statement of Assets and Liabilities.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

10

MFS Core Equity Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/12
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $51,243,412)	$56,631,409
Underlying affiliated funds, at cost and value	353,894
Total investments, at value (identified cost, $51,597,306)	$56,985,303
Deposits with brokers	225,823
Receivables for
Investments sold	102,116
Fund shares sold	7,307
Interest and dividends	46,307
Other assets	754
Total assets		$57,367,610
Liabilities
Payables for
Securities sold short, at value (proceeds received, $222,407)	$231,474
Investments purchased	50,107
Fund shares reacquired	63,475
Written options outstanding, at value (premiums received, $32,000)	28,820
Payable to affiliates
Investment adviser	3,070
Shareholder servicing costs	147
Distribution and/or service fees	93
Payable for independent Trustees’ compensation	49
Accrued expenses and other liabilities	47,978
Total liabilities		$425,213
Net assets		$56,942,397
Net assets consist of
Paid-in capital	$67,562,939
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	5,382,085
Accumulated net realized gain (loss) on investments and foreign currency	(16,619,069)
Undistributed net investment income	616,442
Net assets		$56,942,397
Shares of beneficial interest outstanding		3,221,547

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$53,504,237	3,026,499	$17.68
Service Class	3,438,160	195,048	17.63

See Notes to Financial Statements

11

MFS Core Equity Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/12
Net investment income
Income
Dividends	$1,161,259
Interest	1,452
Dividends from underlying affiliated funds	690
Foreign taxes withheld	(2,507)
Total investment income		$1,160,894
Expenses
Management fee	$444,567
Distribution and/or service fees	8,763
Shareholder servicing costs	5,960
Administrative services fee	18,837
Independent Trustees’ compensation	3,126
Custodian fee	16,106
Shareholder communications	34,049
Audit and tax fees	53,605
Legal fees	900
Dividend and interest expense on securities sold short	1,213
Miscellaneous	12,176
Total expenses		$599,302
Fees paid indirectly	(4)
Reduction of expenses by investment adviser	(55,288)
Net expenses		$544,010
Net investment income		$616,884
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$4,741,535
Written options	8,527
Securities sold short	3,888
Foreign currency	(236)
Net realized gain (loss) on investments and foreign currency		$4,753,714
Change in unrealized appreciation (depreciation)
Investments	$3,557,537
Written options	2,029
Securities sold short	(9,067)
Translation of assets and liabilities in foreign currencies	(45)
Net unrealized gain (loss) on investments and foreign currency translation		$3,550,454
Net realized and unrealized gain (loss) on investments and foreign currency		$8,304,168
Change in net assets from operations		$8,921,052

See Notes to Financial Statements

12

MFS Core Equity Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2012	2011
Change in net assets
From operations
Net investment income	$616,884	$447,180
Net realized gain (loss) on investments and foreign currency	4,753,714	3,839,546
Net unrealized gain (loss) on investments and foreign currency translation	3,550,454	(4,723,782)
Change in net assets from operations	$8,921,052	$(437,056)
Distributions declared to shareholders
From net investment income	$(445,589)	$(586,002)
Change in net assets from fund share transactions	$(9,541,139)	$(8,193,687)
Total change in net assets	$(1,065,676)	$(9,216,745)
Net assets
At beginning of period	58,008,073	67,224,818
At end of period (including undistributed net investment income of $616,442 and $445,383, respectively)	$56,942,397	$58,008,073

See Notes to Financial Statements

13

MFS Core Equity Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$15.33	$15.65	$13.49	$10.38	$17.18
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.11	$0.13	$0.14	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	2.30	(0.28)	2.18	3.16	(6.85)
Total from investment operations	$2.48	$(0.17)	$2.31	$3.30	$(6.69)
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.15)	$(0.15)	$(0.19)	$(0.11)
Net asset value, end of period (x)	$17.68	$15.33	$15.65	$13.49	$10.38
Total return (%) (k)(r)(s)(x)	16.23	(1.02)	17.21	32.43	(39.15)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	1.00	1.01	1.01	0.95
Expenses after expense reductions (f)	0.90	0.91	0.91	0.90	0.90
Net investment income	1.05	0.72	0.93	1.20	1.13
Portfolio turnover	64	68	69	90	109
Net assets at end of period (000 omitted)	$53,504	$54,471	$62,602	$61,856	$54,049
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.90	0.90	0.90	0.90	N/A

See Notes to Financial Statements

14

MFS Core Equity Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$15.28	$15.59	$13.45	$10.32	$17.07
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.07	$0.09	$0.11	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	2.29	(0.27)	2.17	3.17	(6.81)
Total from investment operations	$2.43	$(0.20)	$2.26	$3.28	$(6.69)
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.11)	$(0.12)	$(0.15)	$(0.06)
Net asset value, end of period (x)	$17.63	$15.28	$15.59	$13.45	$10.32
Total return (%) (k)(r)(s)(x)	15.95	(1.28)	16.86	32.24	(39.32)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.25	1.25	1.26	1.26	1.20
Expenses after expense reductions (f)	1.15	1.16	1.16	1.15	1.15
Net investment income	0.81	0.47	0.67	0.95	0.87
Portfolio turnover	64	68	69	90	109
Net assets at end of period (000 omitted)	$3,438	$3,537	$4,623	$4,783	$4,571
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.15	1.15	1.15	1.15	N/A

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

15

MFS Core Equity Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Core Equity Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In this reporting period the fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the FASB issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price

16

MFS Core Equity Series

Notes to Financial Statements – continued

movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as written options. The following is a summary of the levels used as of December 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$55,350,577	$45	$—	$55,350,622
Israel	587,815	—	—	587,815
Canada	267,261	—	—	267,261
Netherlands	188,464	—	—	188,464
Brazil	93,513	—	—	93,513
Austria	77,828	—	—	77,828
United Kingdom	—	—	65,906	65,906
Mutual Funds	353,894	—	—	353,894
Total Investments	$56,919,352	$45	$65,906	$56,985,303
Short Sales	$(231,474)	$—	$—	$(231,474)

Other Financial Instruments
Written Options	$(28,820)	$—	$—	$(28,820)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 12/31/11	$127,787
Change in unrealized appreciation (depreciation)	(61,881)
Balance as of 12/31/12	$65,906

The net change in unrealized appreciation (depreciation) from investments still held as level 3 at December 31, 2012 is $(61,881).

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

17

MFS Core Equity Series

Notes to Financial Statements – continued

The derivative instruments used by the fund were written options and purchased options. The fund’s period end derivatives, as presented in the Portfolio of Investments, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2012 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Equity	Purchased Equity Options	$45	$—
Equity	Written Equity Options	—	(28,820)
Total		$45	$(28,820)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2012 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)	Written Options
Equity	$15,759	$8,527

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2012 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)	Written Options
Equity	$(3,828)	$2,029

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures contracts and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Deposits with brokers.” Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Written Options – In exchange for a premium, the fund wrote call options on securities that it anticipated the price would decline and also wrote put options on securities that it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

18

MFS Core Equity Series

Notes to Financial Statements – continued

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker. For over-the-counter options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

Written Options

	Number of contracts	Premiums received
Outstanding, beginning of period	16	$1,711
Options written	193	44,215
Options closed	(87)	(10,260)
Options expired	(47)	(3,666)
Outstanding, end of period	75	$32,000

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2012, this expense amounted to $1,213. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2012, there were no securities on loan or collateral outstanding.

19

MFS Core Equity Series

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2012, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the year ended December 31, 2012, there were no significant adjustments due to differences between book and tax accounting.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/12	12/31/11
Ordinary income (including any short-term capital gains)	$445,589	$586,002

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/12
Cost of investments	$51,607,762
Gross appreciation	7,827,149
Gross depreciation	(2,449,608)
Net unrealized appreciation (depreciation)	$5,377,541
Undistributed ordinary income	616,442
Capital loss carryforwards	(16,594,917)
Other temporary differences	(19,608)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
12/31/16	$(7,590,612)
12/31/17	(9,004,305)
Total	$(16,594,917)

20

MFS Core Equity Series

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/12	Year ended 12/31/11
Initial Class	$428,757	$560,229
Service Class	16,832	25,773
Total	$445,589	$586,002

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The management fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual operating expenses do not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2014. For the year ended December 31, 2012, this reduction amounted to $55,074 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2012, the fee was $5,424, which equated to 0.0091% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2012, these costs amounted to $536.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.0318% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended

21

MFS Core Equity Series

Notes to Financial Statements – continued

December 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $501 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $214, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, short sales, and short-term obligations, aggregated $37,380,747 and $46,431,870, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	320,287	$5,394,125	432,255	$6,792,348
Service Class	11,414	193,883	22,622	357,190
	331,701	$5,588,008	454,877	$7,149,538
Shares issued to shareholders in reinvestment of distributions
Initial Class	25,236	$428,757	38,215	$560,229
Service Class	992	16,832	1,762	25,773
	26,228	$445,589	39,977	$586,002
Shares reacquired
Initial Class	(872,197)	$(14,755,256)	(917,874)	$(14,513,082)
Service Class	(48,838)	(819,480)	(89,506)	(1,416,145)
	(921,035)	$(15,574,736)	(1,007,380)	$(15,929,227)
Net change
Initial Class	(526,674)	$(8,932,374)	(447,404)	$(7,160,505)
Service Class	(36,432)	(608,765)	(65,122)	(1,033,182)
	(563,106)	$(9,541,139)	(512,526)	$(8,193,687)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2012, the fund’s commitment fee and interest expense were $385 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	284,156	14,541,988	(14,472,250)	353,894

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$690	$353,894

22

MFS Core Equity Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Core Equity Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Core Equity Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Core Equity Series as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2013

23

MFS Core Equity Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 68)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	N/A

John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A

J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

24

MFS Core Equity Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A

Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

25

MFS Core Equity Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Joseph MacDougall

26

MFS Core Equity Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2012 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2011 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

In considering the Fund’s investment performance, the Trustees took into account that, effective May 1, 2007, the Fund changed its name (formerly, the Fund was named MFS Capital Opportunities Series) and made related changes to its investment policies and strategies. Notwithstanding these changes, the Trustees considered the Fund’s prior investment performance prior to May 1, 2007 to be relevant. Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2011, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for each of the one- and five-year periods ended December 31, 2011 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course

27

MFS Core Equity Series

Board Review of Investment Advisory Agreement – continued

of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2012.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios – VIT” in the “Products” section of the MFS Web site (mfs.com).

28

MFS Core Equity Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios – VIT” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

29

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

30

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

31

ANNUAL REPORT

December 31, 2012

MFS® GROWTH SERIES

MFS® Variable Insurance Trust

VEG-ANN

MFS® GROWTH SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Growth Series

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

The global market outlook for 2013 is one of cautious optimism. While we are seeing some positive economic trends in the United States, Europe and China, the overall environment remains challenging. In the United States, the recent fiscal cliff agreement was received positively by investors, even though it mostly addressed pressing taxation issues and did not resolve additional concerns, including the need for spending cuts and a large-scale reduction of the federal debt. These issues will be front and center again in the spring. Despite the ongoing uncertainty, economic tailwinds are gathering strength as the U.S. housing and job markets are improving and consumer confidence is rising.

Overseas, the debt crisis continues to weigh heavily on eurozone markets, with even Germany — long an economic stalwart — experiencing some contraction. These ongoing challenges could be a drag on global market performance this year. In Asia, manufacturing activity has accelerated in emerging markets such as China and India, and we are seeing signs of stabilized loan growth in China, a leading indicator of that country’s economic health. In contrast, Japan’s economy is contracting sharply under deflationary pressures. Nevertheless, Japanese markets have responded favorably to early actions by the new government, which appears determined to act aggressively, along with the Bank of Japan, to stimulate growth.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process revolves around global research and our disciplined risk management approach. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We remain mindful of the many economic challenges investors face today, and believe it is more important than ever to maintain a long-term view, employ time-tested principles, such as asset allocation and diversification, and work closely with investment advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Growth Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Apple, Inc.	5.7%
Google, Inc., “A”	3.9%
Danaher Corp.	2.9%
American Tower Corp., REIT	2.7%
Qualcomm, Inc.	2.4%
Visa, Inc., “A”	2.3%
Precision Castparts Corp.	2.3%
EMC Corp.	2.2%
MasterCard, Inc., “A”	2.0%
Thermo Fisher Scientific, Inc.	1.9%

Equity sectors
Technology	22.9%
Health Care	13.0%
Leisure	11.5%
Retailing	9.6%
Industrial Goods & Services	8.9%
Financial Services	6.6%
Energy	6.2%
Consumer Staples	5.2%
Special Products & Services	4.8%
Utilities & Communications	3.3%
Basic Materials	2.9%
Autos & Housing	2.1%
Transportation	1.9%

Percentages are based on net assets as of 12/31/12.

The portfolio is actively managed and current holdings may be different.

2

MFS Growth Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2012, Initial Class shares of the MFS Growth Series (“fund”) provided a total return of 17.39%, while Service Class shares of the fund provided a total return of 17.07%. These compare with a return of 15.26% over the same period for the fund’s benchmark, the Russell 1000 Growth Index.

Market Environment

The beginning of the period was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

During the middle of the period, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the second half of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, as we moved toward year end, the fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline.

Contributors to Performance

Strong stock selection in the leisure sector was a primary driver of relative outperformance during the period, led by holdings of strong-performing media and entertainment company News Corp. The timing of the fund’s ownership in shares of fast food giant McDonald’s (h) also boosted relative results.

The timing of the fund’s overweight allocation to the energy sector contributed to relative performance as the sector underperformed the benchmark for the period. Avoiding shares of integrated oil and gas company Exxon Mobil was a positive factor for relative returns. Shares of Exxon Mobil traded lower over the period as the company experienced lower production and currency headwinds in a challenging global macroeconomic environment which caused energy prices to be lower.

Stock selection in the financial services sector helped relative results. Holding shares of global payments firm Visa bolstered relative performance. Visa’s shares rose over the period as consumer spending improved relative to prior years allowing the company to consistently beat earnings expectations throughout the year.

The combination of an underweight position and stock selection in the technology sector positively influenced relative performance. Holding shares of software giant Apple benefited relative returns as the stock outperformed the benchmark over the period. Shares of Apple traded higher throughout most of the period due to continued strong demand for its iPhone and iPad products as well as favorable rulings for the firm’s patent infringement lawsuit against Samsung. The fund’s avoidance of semiconductor company Intel, and an underweight position in diversified technology products and services company International Business Machines (IBM) (h), also supported relative results as both stocks underperformed the benchmark over the period.

Stock selection in the utilities & communications sector was another factor that contributed to relative performance, led by the fund’s holdings of strong-performing broadcast and communication tower management firm American Tower.

The combination of an overweight position and stock selection in the health care sector also strengthened relative returns. Holdings of life sciences supply company Thermo Fisher Scientific (b) were among the fund’s top relative contributors for the year. Shares of Thermo Fisher Scientific traded higher throughout the period as the company benefited from solid organic revenue growth, an initiation of a quarterly dividend starting at the beginning of the year, and a series of share repurchases.

Detractors from Performance

Stock selection in both the autos & housing and industrial goods & services sectors detracted from relative performance. Within autos & housing, holdings of multi-industrial company Johnson Controls hampered relative returns as the stock delivered weak performance over the period. The stock struggled during the early part of the year as declining operating margins and an unusually warm winter in the beginning of the year, which lowered demand for car batteries, negatively impacted its share price. Within the industrial goods & services sector, holding shares of mining equipment manufacturer Joy Global weighed on relative results as weak demand for commodities throughout the year appeared to have caused the company’s share price to trade lower.

3

MFS Growth Series

Management Review – continued

Elsewhere, the fund’s holdings of Israeli-headquartered security software provider Check Point Software Technologies (b), internet search giant Google, independent energy company SM Energy (h), and network security provider F5 Networks (h) hindered relative performance as all four stocks underperformed the benchmark during the period. Not holding shares of home improvement chain Home Depot, and the fund’s underweight position in internet retailer Amazon.com (b), also weakened relative returns. The timing of the fund’s ownership in shares of healthcare services company Express Scripts Holdings also detracted from relative results.

The fund’s cash and/or cash equivalents position held back relative performance. The fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Eric Fischman

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Growth Series

PERFORMANCE SUMMARY THROUGH 12/31/12

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/12

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	7/24/95	17.39%	3.06%	9.34%
Service Class	5/01/00	17.07%	2.81%	9.07%

Comparative benchmark
Russell 1000 Growth Index (f)		15.26%	3.12%	7.52%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 1000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Growth Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2012 through December 31, 2012

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/12	Ending Account Value 12/31/12	Expenses Paid During Period (p) 7/01/12-12/31/12
Initial Class	Actual	0.82%	$1,000.00	$1,075.75	$4.28
	Hypothetical (h)	0.82%	$1,000.00	$1,021.01	$4.17
Service Class	Actual	1.07%	$1,000.00	$1,074.55	$5.58
	Hypothetical (h)	1.07%	$1,000.00	$1,019.76	$5.43

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Growth Series

PORTFOLIO OF INVESTMENTS – 12/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.9%
Aerospace – 3.3%
Honeywell International, Inc.	168,560	$10,698,500
Precision Castparts Corp.	139,304	26,386,964

		$37,085,464

Alcoholic Beverages – 1.3%
Diageo PLC	375,627	$10,935,450
Pernod Ricard S.A.	34,650	4,074,382

		$15,009,832

Apparel Manufacturers – 2.0%
LVMH Moet Hennessy Louis Vuitton S.A.	40,498	$7,546,688
NIKE, Inc., “B”	140,842	7,267,447
VF Corp.	49,184	7,425,308

		$22,239,443

Automotive – 1.2%
BorgWarner Transmission Systems, Inc. (a)	56,695	$4,060,496
Johnson Controls, Inc.	224,720	6,898,904
LKQ Corp. (a)	146,010	3,080,811

		$14,040,211

Biotechnology – 4.1%
Alexion Pharmaceuticals, Inc. (a)	113,630	$10,659,630
Biogen Idec, Inc. (a)	87,059	12,768,944
Celgene Corp. (a)	147,691	11,626,236
Gilead Sciences, Inc. (a)	166,980	12,264,681

		$47,319,491

Broadcasting – 4.8%
Discovery Communications, Inc., “A” (a)	195,330	$12,399,548
News Corp., “A”	785,350	20,057,839
Viacom, Inc., “B”	213,470	11,258,408
Walt Disney Co.	218,820	10,895,048

		$54,610,843

Brokerage & Asset Managers – 1.8%
Affiliated Managers Group, Inc. (a)	87,730	$11,418,060
BlackRock, Inc.	44,110	9,117,978

		$20,536,038

Business Services – 3.2%
Cognizant Technology Solutions Corp., “A” (a)	243,866	$18,058,277
FleetCor Technologies, Inc. (a)	116,510	6,250,762
Verisk Analytics, Inc., “A” (a)	242,600	12,372,600

		$36,681,639

Cable TV – 2.3%
Comcast Corp., “Special A”	490,100	$17,619,095
Time Warner Cable, Inc.	88,130	8,565,355

		$26,184,450

Chemicals – 1.1%
Monsanto Co.	138,370	$13,096,721

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – 4.4%
Check Point Software Technologies Ltd. (a)	277,430	$13,216,765
Citrix Systems, Inc. (a)	132,202	8,692,282
Oracle Corp.	354,020	11,795,946
Parametric Technology Corp. (a)	167,680	3,774,477
Salesforce.com, Inc. (a)	56,108	9,431,755
TIBCO Software, Inc. (a)	124,820	2,747,288

		$49,658,513

Computer Software – Systems – 7.9%
Apple, Inc.	122,675	$65,389,455
EMC Corp. (a)	977,260	24,724,678

		$90,114,133

Construction – 0.9%
Stanley Black & Decker, Inc.	144,710	$10,704,199

Consumer Products – 1.0%
Estee Lauder Cos., Inc., “A”	184,909	$11,068,653

Consumer Services – 1.6%
Priceline.com, Inc. (a)	28,894	$17,948,953

Electrical Equipment – 3.3%
AMETEK, Inc.	137,810	$5,177,522
Danaher Corp.	584,270	32,660,693

		$37,838,215

Electronics – 2.3%
Altera Corp.	306,060	$10,540,706
Broadcom Corp., “A”	203,160	6,746,944
Linear Technology Corp.	245,130	8,407,959

		$25,695,609

Energy – Independent – 3.7%
Anadarko Petroleum Corp.	89,660	$6,662,635
Cabot Oil & Gas Corp.	177,340	8,820,892
EOG Resources, Inc.	89,420	10,801,042
Noble Energy, Inc.	84,890	8,636,709
Pioneer Natural Resources Co.	66,590	7,097,828

		$42,019,106

Engineering – Construction – 0.4%
Fluor Corp.	79,930	$4,695,088

Food & Beverages – 2.0%
Groupe Danone	71,590	$4,729,925
Mead Johnson Nutrition Co., “A”	157,736	10,393,225
Mondelez International, Inc.	312,150	7,950,461

		$23,073,611

Gaming & Lodging – 1.8%
Las Vegas Sands Corp.	258,110	$11,914,358
Wynn Resorts Ltd.	75,547	8,498,282

		$20,412,640

7

MFS Growth Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
General Merchandise – 2.9%
Costco Wholesale Corp.	152,621	$15,074,376
Dollar General Corp. (a)	148,060	6,527,965
Target Corp.	199,914	11,828,911

		$33,431,252

Insurance – 0.5%
ACE Ltd.	77,840	$6,211,632

Internet – 5.9%
eBay, Inc. (a)	292,970	$14,947,329
Google, Inc., “A” (a)	63,224	44,849,209
LinkedIn Corp., “A” (a)	33,780	3,878,620
Rackspace Hosting, Inc. (a)	51,480	3,823,420

		$67,498,578

Leisure & Toys – 0.6%
Polaris Industries, Inc.	77,199	$6,496,296

Machinery & Tools – 1.9%
Cummins, Inc.	47,540	$5,150,959
Joy Global, Inc.	128,681	8,207,274
Polypore International, Inc. (a)	61,140	2,843,010
Roper Industries, Inc.	51,590	5,751,253

		$21,952,496

Medical & Health Technology & Services – 2.7%
Catamaran Corp. (a)	197,080	$9,284,439
Cerner Corp. (a)	80,572	6,255,610
Express Scripts Holding Co. (a)	289,040	15,608,160

		$31,148,209

Medical Equipment – 3.8%
Cooper Cos., Inc.	46,080	$4,261,478
Covidien PLC	303,038	17,497,414
Thermo Fisher Scientific, Inc.	332,049	21,178,085

		$42,936,977

Natural Gas – Pipeline – 0.6%
Kinder Morgan, Inc.	182,420	$6,444,899

Network & Telecom – 2.4%
Qualcomm, Inc.	443,629	$27,513,871

Oil Services – 2.5%
Cameron International Corp. (a)	150,850	$8,516,991
Dresser-Rand Group, Inc. (a)	148,302	8,325,674
FMC Technologies, Inc. (a)	128,180	5,489,949
Noble Corp.	81,970	2,854,195
Schlumberger Ltd.	48,202	3,339,917

		$28,526,726

Other Banks & Diversified Financials – 4.3%
MasterCard, Inc., “A”	45,402	$22,305,095
Visa, Inc., “A”	175,927	26,667,015

		$48,972,110

Pharmaceuticals – 2.4%
Abbott Laboratories	204,740	$13,410,470
Allergan, Inc.	107,124	9,826,485

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Pharmaceuticals – continued
Perrigo Co.	44,860	$4,666,786

		$27,903,741

Railroad & Shipping – 1.4%
Kansas City Southern Co.	102,860	$8,586,753
Union Pacific Corp.	58,924	7,407,925

		$15,994,678

Restaurants – 2.0%
Starbucks Corp.	261,920	$14,044,150
YUM! Brands, Inc.	127,451	8,462,746

		$22,506,896

Specialty Chemicals – 1.8%
Airgas, Inc.	118,980	$10,861,684
Praxair, Inc.	88,677	9,705,698

		$20,567,382

Specialty Stores – 4.7%
Amazon.com, Inc. (a)	31,860	$8,001,320
AutoZone, Inc. (a)	14,538	5,152,703
PetSmart, Inc.	116,120	7,935,641
Ross Stores, Inc.	212,512	11,507,525
Tiffany & Co.	135,060	7,744,340
Tractor Supply Co.	59,020	5,215,007
Urban Outfitters, Inc. (a)	215,379	8,477,317

		$54,033,853

Telecommunications – Wireless – 2.7%
American Tower Corp., REIT	391,886	$30,281,031

Tobacco – 0.9%
Philip Morris International, Inc.	126,680	$10,595,515

Trucking – 0.5%
Expeditors International of Washington, Inc.	155,681	$6,157,184

Total Common Stocks (Identified Cost, $975,540,709)		$1,129,206,178

MONEY MARKET FUNDS – 1.1%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value (v)	11,917,356	$11,917,356

Total Investments (Identified Cost, $987,458,065)		$1,141,123,534

WHEN-ISSUED EQUITY SALE – 0.0%
Pharmaceuticals – 0.0%
Abbott Laboratories (Proceeds $26,510)	(880)	$(27,632)

OTHER ASSETS, LESS LIABILITIES – 0.0%		573,090

Net Assets – 100.0%		$1,141,668,992

8

MFS Growth Series

Portfolio of Investments – continued

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

9

MFS Growth Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/12
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $975,540,709)	$1,129,206,178
Underlying affiliated funds, at cost and value	11,917,356
Total investments, at value (identified cost, $987,458,065)	$1,141,123,534
Cash	22,816
Receivables for
When-issued equity sale	26,510
Investments sold	11,313,684
Fund shares sold	436,014
Dividends	416,348
Other assets	10,089
Total assets		$1,153,348,995
Liabilities
Payables for
When-issued equity sale, at value	$27,632
Investments purchased	9,352,791
Fund shares reacquired	2,000,921
Payable to affiliates
Investment adviser	101,827
Shareholder servicing costs	1,255
Distribution and/or service fees	3,615
Payable for independent Trustees’ compensation	10
Accrued expenses and other liabilities	191,952
Total liabilities		$11,680,003
Net assets		$1,141,668,992
Net assets consist of
Paid-in capital	$985,918,001
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	153,664,339
Accumulated net realized gain (loss) on investments and foreign currency	(818,636)
Undistributed net investment income	2,905,288
Net assets		$1,141,668,992
Shares of beneficial interest outstanding		39,699,413

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$1,007,421,548	34,946,911	$28.83
Service Class	134,247,444	4,752,502	28.25

See Notes to Financial Statements

10

MFS Growth Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/12
Net investment income
Income
Dividends	$8,653,834
Interest	46,226
Dividends from underlying affiliated funds	18,645
Foreign taxes withheld	(40,852)
Total investment income		$8,677,853
Expenses
Management fee	$5,062,798
Distribution and/or service fees	217,227
Shareholder servicing costs	62,175
Administrative services fee	105,443
Independent Trustees’ compensation	18,548
Custodian fee	68,524
Shareholder communications	110,097
Audit and tax fees	56,271
Legal fees	48,884
Miscellaneous	35,431
Total expenses		$5,785,398
Fees paid indirectly	(7)
Reduction of expenses by investment adviser	(2,070)
Net expenses		$5,783,321
Net investment income		$2,894,532
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$49,506,913
Foreign currency	(8,244)
Net realized gain (loss) on investments and foreign currency		$49,498,669
Change in unrealized appreciation (depreciation)
Investments	$48,166,573
Translation of assets and liabilities in foreign currencies	(10)
Net unrealized gain (loss) on investments and foreign currency translation		$48,166,563
Net realized and unrealized gain (loss) on investments and foreign currency		$97,665,232
Change in net assets from operations		$100,559,764

See Notes to Financial Statements

11

MFS Growth Series

FINANCIAL STATEMENTS  |   STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2012	2011
Change in net assets
From operations
Net investment income (loss)	$2,894,532	$(133,687)
Net realized gain (loss) on investments and foreign currency	49,498,669	36,539,304
Net unrealized gain (loss) on investments and foreign currency translation	48,166,563	(38,178,192)
Change in net assets from operations	$100,559,764	$(1,772,575)
Distributions declared to shareholders
From net investment income	$—	$(934,874)
Change in net assets from fund share transactions	$522,916,983	$(25,758,827)
Total change in net assets	$623,476,747	$(28,466,276)
Net assets
At beginning of period	518,192,245	546,658,521
At end of period (including undistributed net investment income of $2,905,288 and $0, respectively)	$1,141,668,992	$518,192,245

See Notes to Financial Statements

12

MFS Growth Series

FINANCIAL STATEMENTS  |   FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2012	2011		2010	2009	2008
Net asset value, beginning of period	$24.56	$24.69		$21.43	$15.62	$25.01
Income (loss) from investment operations
Net investment income (d)	$0.13	$(0.00	)(w)	$0.05	$0.03	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	4.14	(0.08)		3.24	5.83	(9.39)
Total from investment operations	$4.27	$(0.08)		$3.29	$5.86	$(9.34)
Less distributions declared to shareholders
From net investment income	$—	$(0.05)		$(0.03)	$(0.05)	$(0.05)
Net asset value, end of period (x)	$28.83	$24.56		$24.69	$21.43	$15.62
Total return (%) (k)(r)(s)(x)	17.39	(0.32)		15.34	37.67	(37.42)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.84		0.85	0.86	0.84
Expenses after expense reductions (f)	0.82	0.84		0.85	0.86	0.84
Net investment income	0.45	(0.00	)(w)	0.24	0.14	0.25
Portfolio turnover	52	75		100	100	129
Net assets at end of period (000 omitted)	$1,007,422	$461,382		$503,497	$498,288	$389,813

See Notes to Financial Statements

13

MFS Growth Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2012	2011		2010		2009	2008
Net asset value, beginning of period	$24.13	$24.27		$21.10		$15.37	$24.61
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$(0.06)		$0.00	(w)	$(0.02)	$0.00 (w)
Net realized and unrealized gain (loss) on investments and foreign currency	4.05	(0.08)		3.17		5.76	(9.24)
Total from investment operations	$4.12	$(0.14)		$3.17		$5.74	$(9.24)
Less distributions declared to shareholders
From net investment income	$—	$(0.00	)(w)	$—		$(0.01)	$—
Net asset value, end of period (x)	$28.25	$24.13		$24.27		$21.10	$15.37
Total return (%) (k)(r)(s)(x)	17.07	(0.56)		15.02		37.33	(37.55)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.09		1.10		1.10	1.09
Expenses after expense reductions (f)	1.07	1.09		1.10		1.10	1.08
Net investment income (loss)	0.26	(0.25)		0.02		(0.11)	0.01
Portfolio turnover	52	75		100		100	129
Net assets at end of period (000 omitted)	$134,247	$56,810		$43,161		$31,861	$18,684

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Growth Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Growth Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In this reporting period the fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the FASB issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

15

MFS Growth Series

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,079,418,529	$—	$—	$1,079,418,529
France	—	16,350,995	—	16,350,995
Israel	13,216,765	—	—	13,216,765
United Kingdom	—	10,935,450	—	10,935,450
Canada	9,284,439	—	—	9,284,439
Mutual Funds	11,917,356	—	—	11,917,356
Total Investments	$1,113,837,089	$27,286,445	$—	$1,141,123,534
When-Issued Equity Sale	$(27,632)	$—	$—	$(27,632)

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $15,665,375 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2012, there were no securities on loan or collateral outstanding. At December 31, 2012, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Some securities may be purchased on a “when-issued” or “forward delivery” basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

16

MFS Growth Series

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2012, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/12	12/31/11
Ordinary income (including any short-term capital gains)	$—	$934,874	(a)

(a)	Included in the fund’s distributions from ordinary income is $1,176 in excess of investment company taxable income, which in accordance with applicable U.S. tax law, is taxable to shareholders as ordinary income distribution.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/12
Cost of investments	$987,854,440
Gross appreciation	161,815,643
Gross depreciation	(8,546,549)
Net unrealized appreciation (depreciation)	$153,269,094
Undistributed ordinary income	2,905,288
Undistributed long-term capital gain	9,914,525
Capital loss carryforwards	(10,171,567)
Other temporary differences	(166,349)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
12/31/16	$(4,835,046)
12/31/17	(5,336,521)
Total	$(10,171,567)

The availability of $4,835,046 of the capital loss carryforwards, which were acquired on August 17, 2012 in connection with the MFS Growth Portfolio merger, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to

17

MFS Growth Series

Notes to Financial Statements – continued

shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/12	Year ended 12/31/11
Initial Class	$—	$925,433
Service Class	—	9,441
Total	$—	$934,874

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The management fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2012, the fee was $59,850, which equated to 0.0089% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2012, these costs amounted to $2,325.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.0156% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $5,201 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $2,070, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

18

MFS Growth Series

Notes to Financial Statements – continued

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $369,883,423 and $331,047,733, respectively. Purchases exclude the value of securities acquired in connection with the MFS Growth Portfolio and SC WMC Large Cap Growth Fund mergers. (See Note 8.)

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	4,032,529	$110,039,913	2,705,438	$67,872,176
Service Class	2,536,052	68,492,337	1,506,623	36,837,421
	6,568,581	$178,532,250	4,212,061	$104,709,597
Shares issued in connection with acquisition of MFS Growth Portfolio
Initial Class	5,123,763	$144,080,230
Service Class	491,709	13,561,334
	5,615,472	$157,641,564
Shares issued in connection with acquisition of SC WMC Large Cap Growth Fund
Initial Class	11,289,645	$321,190,385
Service Class	556,484	15,514,779
	11,846,129	$336,705,164
Shares issued to shareholders in reinvestment of distributions
Initial Class	—	$—	38,916	$925,433
Service Class	—	—	404	9,441
	—	$—	39,320	$934,874
Shares reacquired
Initial Class	(4,281,886)	$(118,022,809)	(4,355,037)	$(108,841,435)
Service Class	(1,186,136)	(31,939,186)	(931,109)	(22,561,863)
	(5,468,022)	$(149,961,995)	(5,286,146)	$(131,403,298)
Net change
Initial Class	16,164,051	$457,287,719	(1,610,683)	$(40,043,826)
Service Class	2,398,109	65,629,264	575,918	14,284,999
	18,562,160	$522,916,983	(1,034,765)	$(25,758,827)

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 16%, 5%, and 5%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2012, the fund’s commitment fee and interest expense were $4,021 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

19

MFS Growth Series

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	13,485,319	177,041,230	(178,609,193)	11,917,356

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$18,645	$11,917,356

(8)	Acquisitions

At close of business on August 17, 2012, the fund with net assets of approximately $629,077,130, acquired all of the assets and liabilities of MFS Growth Portfolio, a series of MFS Variable Insurance Trust. The purpose of the transaction was to provide shareholders of the MFS Growth Portfolio the opportunity to participate in a larger combined portfolio with an identical investment objective and similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of approximately 5,615,472 shares of the fund (valued at approximately $157,641,564) for all of the assets and liabilities of MFS Growth Portfolio. MFS Growth Portfolio then distributed the shares of the fund that MFS Growth Portfolio received from the fund to its shareholders. MFS Growth Portfolio’s investments on that date were valued at approximately $158,214,214 with a cost basis of approximately $127,245,941. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from MFS Growth Portfolio were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MFS Growth Portfolio that have been included in the fund’s Statement of Operations since August 17, 2012.

At close of business on December 7, 2012 the fund with net assets of approximately $781,080,976, acquired all of the assets and liabilities of SC WMC Large Cap Growth Fund, a series of Sun Capital Advisers Trust. The purpose of the transaction was to provide shareholders of the SC WMC Large Cap Growth Fund the opportunity to participate in a larger combined portfolio with a similar investment objective and similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of approximately 11,846,129 shares of the fund (valued at approximately $336,705,164) for all of the assets and liabilities of SC WMC Large Cap Growth Fund. SC WMC Large Cap Growth Fund then distributed the shares of the fund that SC WMC Large Cap Growth Fund received from the fund to its shareholders. SC WMC Large Cap Growth Fund’s investments on that date were valued at approximately $328,346,705 with a cost basis of approximately $315,494,167. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from SC WMC Large Cap Growth Fund were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of SC WMC Large Cap Growth Fund that have been included in the fund’s Statement of Operations since December 7, 2012.

Assuming the acquisitions had been completed on January 1, 2012, the fund’s pro forma results of operations for the year ended December 31, 2012 are as follows:

Net investment income	$4,457,579
Net realized and unrealized gain (loss) on investments and foreign currency	$142,948,488
Change in net assets from operations	$147,406,067

20

MFS Growth Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Growth Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Growth Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Growth Series as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2013

21

MFS Growth Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 68)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	N/A

John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A

J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

22

MFS Growth Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A

Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

23

MFS Growth Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Eric Fischman

24

MFS Growth Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2012 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2011 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2011, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2011 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

25

MFS Growth Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median, and the Fund’s total expense ratio was higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2012.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios – VIT” in the “Products” section of the MFS Web site (mfs.com).

26

MFS Growth Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios – VIT” in the “Products” section of mfs.com.

27

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

ANNUAL REPORT

December 31, 2012

MFS® VALUE SERIES

MFS® Variable Insurance Trust

VLU-ANN

MFS® VALUE SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Value Series

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

The global market outlook for 2013 is one of cautious optimism. While we are seeing some positive economic trends in the United States, Europe and China, the overall environment remains challenging. In the United States, the recent fiscal cliff agreement was received positively by investors, even though it mostly addressed pressing taxation issues and did not resolve additional concerns, including the need for spending cuts and a large-scale reduction of the federal debt. These issues will be front and center again in the spring. Despite the ongoing uncertainty, economic tailwinds are gathering strength as the U.S. housing and job markets are improving and consumer confidence is rising.

Overseas, the debt crisis continues to weigh heavily on eurozone markets, with even Germany — long an economic stalwart — experiencing some contraction. These ongoing challenges could be a drag on global market performance this year. In Asia, manufacturing activity has accelerated in emerging markets such as China and India, and we are seeing signs of stabilized loan growth in China, a leading indicator of that country’s economic health. In contrast, Japan’s economy is contracting sharply under deflationary pressures. Nevertheless, Japanese markets have responded favorably to early actions by the new government, which appears determined to act aggressively, along with the Bank of Japan, to stimulate growth.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process revolves around global research and our disciplined risk management approach. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We remain mindful of the many economic challenges investors face today, and believe it is more important than ever to maintain a long-term view, employ time-tested principles, such as asset allocation and diversification, and work closely with investment advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Value Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Philip Morris International, Inc.	3.5%
JPMorgan Chase & Co.	3.5%
Pfizer, Inc.	3.4%
Lockheed Martin Corp.	3.3%
Johnson & Johnson	3.2%
Goldman Sachs Group, Inc.	2.5%
Accenture PLC, “A”	2.1%
Chevron Corp.	2.1%
AT&T, Inc.	2.1%
United Technologies Corp.	2.0%

Equity sectors
Financial Services	21.6%
Health Care	13.3%
Consumer Staples	12.8%
Industrial Goods & Services	12.0%
Leisure	7.3%
Energy	6.9%
Utilities & Communications	4.6%
Technology	4.3%
Basic Materials	4.0%
Retailing	3.9%
Special Products & Services	3.1%
Autos & Housing	2.9%
Transportation	2.0%

Percentages are based on net assets as of 12/31/12.

The portfolio is actively managed and current holdings may be different.

2

MFS Value Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2012, Initial Class shares of the MFS Value Series (“fund”) provided a total return of 16.26%, while Service Class shares of the fund provided a total return of 15.88%. These compare with a return of 17.51% over the same period for the fund’s benchmark, the Russell 1000 Value Index.

Market Environment

The beginning of the period was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

During the middle of the period, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the second half of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, as we moved toward year end, the fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline.

Detractors from Performance

The combination of weak stock selection and an underweight position in the financial services sector detracted from performance relative to the Russell 1000 Value Index. The fund’s underweight position in financial services firm Bank of America (h) and holdings of consumer and business payment processor Western Union (b) held back relative performance. Shares of Bank of America traded higher as the company reported earnings results that beat analyst expectations which demonstrated the effectiveness of the bank’s cost-cutting efforts. In addition, banks, as a group, were among the best-performing stocks during the reporting period. Not holding shares of strong-performing financial services firm Citigroup also weakened relative results.

Stock selection in the retailing sector dampened relative returns. There were no individual securities within this sector that were among the fund’s top relative detractors for the reporting period.

Stocks in other sectors that detracted from relative performance included voice and data communications services company Vodafone Group (b) (United Kingdom), oil and gas exploration and production company Occidental Petroleum, tobacco company Philip Morris, global food company General Mills, and diversified technology products and services company IBM (b). Weak economic conditions in Europe weighed on the shares of many telecommunications companies in 2012 and Vodafone was no exception. The fund’s positioning in semiconductor company Intel also weakened relative performance.

The fund’s cash and/or cash equivalents position was also a detractor from relative performance. The fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Security selection in the technology sector aided relative performance. The fund’s underweight position in shares of poor-performing computer products and services provider Hewlett-Packard helped relative returns. The stock declined as management provided guidance for fiscal 2013 which was below analysts’ expectations. Management expressed caution regarding current trends and forecasted the fiscal year to be a “fix and rebuild year” with broad-based profit declines. Additionally, concerns over potential accounting issues associated with the company’s acquisition of Autonomy appeared to have weighed on results. Holdings of enterprise software products maker Oracle (b) also supported relative returns as the stock outperformed the benchmark during the reporting period.

An underweight allocation to the utilities & communications sector boosted relative performance. Within this sector, the fund’s avoidance of poor-performing electric company Exelon strengthened relative results. Management announced that in an effort to

3

MFS Value Series

Management Review – continued

retain its investment grade rating, in the face of rising debt levels, it would be reducing its capital expenditure plans and also indicated that if power prices did not increase the company would have to reevaluate its dividend. The risk of a potential dividend cut weighed heavily on its share price.

Stock selection in the basic materials section also supported relative performance. Holdings of stand-out-performing chemical company PPG Industries (b), and the fund’s avoidance of weak-performing mining company Newmont Mining, aided results during the reporting period.

Elsewhere, holdings of investment banking firm Goldman Sachs Group, alcoholic drink producer Diageo (b), household products maker Procter & Gamble, paint and coatings manufacturer Sherwin Williams (b)(h), and management consulting firm Accenture (b), were among the fund’s top relative contributors.

Respectfully,

Nevin Chitkara	Steven Gorham
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Value Series

PERFORMANCE SUMMARY THROUGH 12/31/12

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/12

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	1/02/02	16.26%	1.35%	7.91%
Service Class	1/02/02	15.88%	1.10%	7.64%

Comparative benchmark
Russell 1000 Value Index (f)		17.51%	0.59%	7.38%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 1000 Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Value Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2012 through December 31, 2012

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/12	Ending Account Value 12/31/12	Expenses Paid During Period (p) 7/01/12-12/31/12
Initial Class	Actual	0.77%	$1,000.00	$1,076.83	$4.02
	Hypothetical (h)	0.77%	$1,000.00	$1,021.27	$3.91
Service Class	Actual	1.02%	$1,000.00	$1,074.83	$5.32
	Hypothetical (h)	1.02%	$1,000.00	$1,020.01	$5.18

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Value Series

PORTFOLIO OF INVESTMENTS – 12/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.5%
Aerospace – 8.1%
Honeywell International, Inc.	559,210	$35,493,054
Lockheed Martin Corp.	728,910	67,271,104
Northrop Grumman Corp.	309,110	20,889,654
United Technologies Corp.	482,180	39,543,582

		$163,197,394

Alcoholic Beverages – 1.9%
Diageo PLC	1,297,492	$37,773,267

Automotive – 1.9%
Delphi Automotive PLC (a)	318,410	$12,179,183
General Motors Co. (a)	154,610	4,457,406
Johnson Controls, Inc.	693,210	21,281,547

		$37,918,136

Broadcasting – 4.0%
Omnicom Group, Inc.	450,510	$22,507,480
Viacom, Inc., “B”	439,360	23,171,846
Walt Disney Co.	704,660	35,085,021

		$80,764,347

Brokerage & Asset Managers – 2.0%
BlackRock, Inc.	133,507	$27,597,232
Franklin Resources, Inc.	104,980	13,195,986

		$40,793,218

Business Services – 3.1%
Accenture PLC, “A”	649,920	$43,219,680
Dun & Bradstreet Corp.	119,790	9,421,484
Fiserv, Inc. (a)	130,270	10,295,238

		$62,936,402

Cable TV – 1.0%
Comcast Corp., “Special A”	554,440	$19,932,118

Chemicals – 3.1%
3M Co.	368,180	$34,185,513
PPG Industries, Inc.	208,316	28,195,571

		$62,381,084

Computer Software – 1.5%
Oracle Corp.	908,980	$30,287,214

Computer Software – Systems – 2.0%
Hewlett-Packard Co.	202,490	$2,885,483
International Business Machines Corp.	192,610	36,894,446

		$39,779,929

Construction – 1.0%
Stanley Black & Decker, Inc.	280,303	$20,734,013

Consumer Products – 0.5%
Procter & Gamble Co.	143,104	$9,715,331

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electrical Equipment – 2.7%
Danaher Corp.	449,410	$25,122,019
Pentair Ltd.	163,912	8,056,275
Tyco International Ltd.	731,420	21,394,035

		$54,572,329

Electronics – 0.7%
Intel Corp.	664,060	$13,699,558

Energy – Independent – 2.8%
Apache Corp.	149,660	$11,748,310
EOG Resources, Inc.	115,350	13,933,127
Occidental Petroleum Corp.	394,030	30,186,638

		$55,868,075

Energy – Integrated – 3.9%
Chevron Corp.	386,240	$41,767,994
Exxon Mobil Corp.	431,628	37,357,403

		$79,125,397

Engineering – Construction – 0.2%
Fluor Corp.	53,240	$3,127,318

Food & Beverages – 5.4%
Coca-Cola Enterprises, Inc.	164,110	$5,207,210
Dr Pepper Snapple Group, Inc.	196,900	8,699,042
General Mills, Inc.	751,130	30,353,163
Groupe Danone	307,630	20,325,000
J.M. Smucker Co.	63,930	5,513,323
Kellogg Co.	131,300	7,333,105
Nestle S.A.	347,677	22,655,168
PepsiCo, Inc.	128,078	8,764,378

		$108,850,389

Food & Drug Stores – 1.4%
CVS Caremark Corp.	600,161	$29,017,784

General Merchandise – 1.6%
Kohl’s Corp.	125,590	$5,397,858
Target Corp.	463,020	27,396,893

		$32,794,751

Insurance – 7.2%
ACE Ltd.	291,770	$23,283,246
Aon PLC	381,720	21,223,632
Chubb Corp.	205,720	15,494,830
MetLife, Inc.	1,016,653	33,488,550
Prudential Financial, Inc.	442,565	23,601,991
Travelers Cos., Inc.	376,690	27,053,876

		$144,146,125

Leisure & Toys – 0.8%
Hasbro, Inc.	460,820	$16,543,438

Machinery & Tools – 0.9%
Eaton Corp. PLC	327,560	$17,753,752

7

MFS Value Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – 11.2%
Bank of New York Mellon Corp.	1,246,640	$32,038,648
Goldman Sachs Group, Inc.	401,682	51,238,556
JPMorgan Chase & Co.	1,583,960	69,646,721
PNC Financial Services Group, Inc.	238,230	13,891,191
State Street Corp.	410,480	19,296,665
Wells Fargo & Co.	1,141,080	39,002,114

		$225,113,895

Medical & Health Technology & Services – 0.5%
Quest Diagnostics, Inc.	177,230	$10,327,192

Medical Equipment – 3.3%
Becton, Dickinson & Co.	131,600	$10,289,804
Medtronic, Inc.	533,380	21,879,248
St. Jude Medical, Inc.	422,850	15,281,799
Thermo Fisher Scientific, Inc.	301,660	19,239,875

		$66,690,726

Network & Telecom – 0.1%
Cisco Systems, Inc.	60,900	$1,196,685

Oil Services – 0.2%
Transocean, Inc.	103,760	$4,632,884

Other Banks & Diversified Financials – 1.2%
MasterCard, Inc., “A”	18,978	$9,323,512
Western Union Co.	1,023,460	13,929,291

		$23,252,803

Pharmaceuticals – 9.5%
Abbott Laboratories	445,420	$29,175,010
Johnson & Johnson	905,960	63,507,796
Merck & Co., Inc.	444,990	18,217,891
Pfizer, Inc.	2,716,716	68,135,237
Roche Holding AG	57,532	11,720,701

		$190,756,635

Printing & Publishing – 1.1%
McGraw-Hill Cos., Inc.	182,260	$9,964,154
Moody’s Corp.	247,930	12,475,838

		$22,439,992

Railroad & Shipping – 0.5%
Canadian National Railway Co.	106,350	$9,678,914

Restaurants – 0.4%
McDonald’s Corp.	91,520	$8,072,979

Specialty Chemicals – 0.9%
Air Products & Chemicals, Inc.	211,876	$17,801,822

Specialty Stores – 0.9%
Advance Auto Parts, Inc.	160,340	$11,600,599
Staples, Inc.	597,320	6,809,448

		$18,410,047

Telecommunications – Wireless – 1.6%
Vodafone Group PLC	13,037,225	$32,786,876

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Telephone Services – 2.1%
AT&T, Inc.	1,237,060	$41,701,293

Tobacco – 5.0%
Altria Group, Inc.	330,651	$10,389,054
Lorillard, Inc.	178,680	20,846,596
Philip Morris International, Inc.	841,861	70,413,254

		$101,648,904

Trucking – 1.5%
United Parcel Service, Inc., “B”	400,660	$29,540,662

Utilities – Electric Power – 0.8%
PG&E Corp.	224,800	$9,032,464
PPL Corp.	131,470	3,763,986
Public Service Enterprise Group, Inc.	130,080	3,980,448

		$16,776,898

Total Common Stocks (Identified Cost, $1,724,792,454)		$1,982,540,576

CONVERTIBLE PREFERRED STOCKS – 0.2%
Aerospace – 0.1%
United Technologies Corp., 7.5%	35,180	$1,959,878

Utilities – Electric Power – 0.1%
PPL Corp., 9.5%	34,450	$1,802,079

Total Convertible Preferred Stocks (Identified Cost, $3,536,939)		$3,761,957

MONEY MARKET FUNDS – 1.3%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value (v)	25,547,731	$25,547,731

Total Investments (Identified Cost, $1,753,877,124)		$2,011,850,264

OTHER ASSETS, LESS LIABILITIES – (0.0)%		(533,325)

Net Assets – 100.0%		$2,011,316,939

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS Value Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/12
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $1,728,329,393)	$1,986,302,533
Underlying affiliated funds, at cost and value	25,547,731
Total investments, at value (identified cost, $1,753,877,124)	$2,011,850,264
Cash	205,296
Receivables for
Fund shares sold	568,077
Interest and dividends	2,603,544
Other assets	15,139
Total assets		$2,015,242,320
Liabilities
Payables for
Investments purchased	$299,359
Fund shares reacquired	3,295,951
Payable to affiliates
Investment adviser	156,224
Shareholder servicing costs	1,616
Distribution and/or service fees	27,862
Payable for independent Trustees’ compensation	166
Accrued expenses and other liabilities	144,203
Total liabilities		$3,925,381
Net assets		$2,011,316,939
Net assets consist of
Paid-in capital	$1,732,031,393
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	257,981,829
Accumulated distributions in excess of net realized gain on investments and foreign currency	(3,224,094)
Undistributed net investment income	24,527,811
Net assets		$2,011,316,939
Shares of beneficial interest outstanding		140,601,328

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$988,594,477	68,671,247	$14.40
Service Class	1,022,722,462	71,930,081	14.22

See Notes to Financial Statements

9

MFS Value Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/12
Net investment income
Income
Dividends	$37,456,867
Interest	27,197
Dividends from underlying affiliated funds	25,806
Foreign taxes withheld	(193,267)
Total investment income		$37,316,603
Expenses
Management fee	$9,696,436
Distribution and/or service fees	2,319,878
Shareholder servicing costs	121,194
Administrative services fee	199,907
Independent Trustees’ compensation	29,720
Custodian fee	129,922
Shareholder communications	116,893
Audit and tax fees	52,341
Legal fees	40,220
Miscellaneous	55,579
Total expenses		$12,762,090
Fees paid indirectly	(17)
Reduction of expenses by investment adviser	(4,483)
Net expenses		$12,757,590
Net investment income		$24,559,013
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$5,719,169
Foreign currency	(26,063)
Net realized gain (loss) on investments and foreign currency		$5,693,106
Change in unrealized appreciation (depreciation)
Investments	$166,097,343
Translation of assets and liabilities in foreign currencies	24,925
Net unrealized gain (loss) on investments and foreign currency translation		$166,122,268
Net realized and unrealized gain (loss) on investments and foreign currency		$171,815,374
Change in net assets from operations		$196,374,387

See Notes to Financial Statements

10

MFS Value Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2012	2011
Change in net assets
From operations
Net investment income	$24,559,013	$19,122,135
Net realized gain (loss) on investments and foreign currency	5,693,106	7,048,777
Net unrealized gain (loss) on investments and foreign currency translation	166,122,268	(27,106,084)
Change in net assets from operations	$196,374,387	$(935,172)
Distributions declared to shareholders
From net investment income	$(19,135,390)	$(15,423,161)
From net realized gain on investments	(9,779,483)	(4,647,117)
Total distributions declared to shareholders	$(28,914,873)	$(20,070,278)
Change in net assets from fund share transactions	$659,624,750	$66,137,253
Total change in net assets	$827,084,264	$45,131,803
Net assets
At beginning of period	1,184,232,675	1,139,100,872
At end of period (including undistributed net investment income of $24,527,811 and $19,130,251, respectively)	$2,011,316,939	$1,184,232,675

See Notes to Financial Statements

11

MFS Value Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.68	$12.98	$11.80	$9.76	$15.25
Income (loss) from investment operations
Net investment income (d)	$0.28	$0.24	$0.19	$0.20	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	1.77	(0.30)	1.16	1.98	(4.98)
Total from investment operations	$2.05	$(0.06)	$1.35	$2.18	$(4.76)
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.19)	$(0.17)	$(0.14)	$(0.17)
From net realized gain on investments	(0.10)	(0.05)	—	—	(0.56)
Total distributions declared to shareholders	$(0.33)	$(0.24)	$(0.17)	$(0.14)	$(0.73)
Net asset value, end of period (x)	$14.40	$12.68	$12.98	$11.80	$9.76
Total return (%) (k)(r)(s)(x)	16.26	(0.30)	11.53	22.71	(32.58)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.78	0.79	0.83	0.84	0.84
Expenses after expense reductions (f)	0.78	0.79	0.83	0.84	0.84
Net investment income	2.02	1.81	1.60	1.99	1.77
Portfolio turnover	16	18	28	26	36
Net assets at end of period (000 omitted)	$988,594	$352,752	$389,052	$367,676	$295,721

See Notes to Financial Statements

12

MFS Value Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.54	$12.83	$11.68	$9.67	$15.12
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.20	$0.16	$0.18	$0.19
Net realized and unrealized gain (loss) on investments and foreign currency	1.74	(0.27)	1.15	1.95	(4.94)
Total from investment operations	$1.98	$(0.07)	$1.31	$2.13	$(4.75)
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.17)	$(0.16)	$(0.12)	$(0.14)
From net realized gain on investments	(0.10)	(0.05)	—	—	(0.56)
Total distributions declared to shareholders	$(0.30)	$(0.22)	$(0.16)	$(0.12)	$(0.70)
Net asset value, end of period (x)	$14.22	$12.54	$12.83	$11.68	$9.67
Total return (%) (k)(r)(s)(x)	15.88	(0.47)	11.22	22.45	(32.74)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03	1.04	1.08	1.09	1.09
Expenses after expense reductions (f)	1.03	1.04	1.08	1.09	1.09
Net investment income	1.76	1.58	1.35	1.75	1.57
Portfolio turnover	16	18	28	26	36
Net assets at end of period (000 omitted)	$1,022,722	$831,481	$750,049	$617,739	$218,528

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Value Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Value Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In this reporting period the fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the FASB issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

14

MFS Value Series

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,851,362,608	$—	$—	$1,851,362,608
United Kingdom	—	70,560,143	—	70,560,143
Switzerland	22,655,168	11,720,701	—	34,375,869
France	—	20,325,000	—	20,325,000
Canada	9,678,913	—	—	9,678,913
Mutual Funds	25,547,731	—	—	25,547,731
Total Investments	$1,909,244,420	$102,605,844	$—	$2,011,850,264

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $70,560,143 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $22,655,168 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income, in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2012, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

15

MFS Value Series

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2012, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/12	12/31/11
Ordinary income (including any short-term capital gains)	$28,557,964	$15,423,161
Long-term capital gains	356,909	4,647,117
Total distributions	$28,914,873	$20,070,278

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/12
Cost of investments	$1,764,045,555
Gross appreciation	275,410,948
Gross depreciation	(27,606,239)
Net unrealized appreciation (depreciation)	$247,804,709
Undistributed ordinary income	30,722,131
Undistributed long-term capital gain	750,017
Other temporary differences	8,689

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11
Initial Class	$5,784,014	$5,362,125	$2,681,309	$1,450,316
Service Class	13,351,376	10,061,036	7,098,174	3,196,801
Total	$19,135,390	$15,423,161	$9,779,483	$4,647,117

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

16

MFS Value Series

Notes to Financial Statements – continued

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The investment adviser has agreed in writing to reduce its management fee to 0.60% of average daily net assets in excess of $2.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2014. For the year ended December 31, 2012, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced.

The management fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.72% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that operating expenses do not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2014. For the year ended December 31, 2012, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2012, the fee was $120,282, which equated to 0.0090% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2012, these costs amounted to $912.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.0149% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $10,674 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $4,483, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $400,382,288 and $208,924,450, respectively.

17

MFS Value Series

Notes to Financial Statements – continued

Purchases exclude the value of securities acquired in connection with the SC Lord Abbett Growth & Income Fund merger. (See Note 8.)

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	15,304,279	$213,696,404	2,298,352	$29,236,939
Service Class	14,322,476	195,888,177	14,860,781	187,192,540
	29,626,755	$409,584,581	17,159,133	$216,429,479
Shares issued in connection with acquisition of the SC Lord Abbett Growth & Income Fund
Initial Class	31,880,924	$456,216,033
Service Class	1,046,135	14,781,882
	32,927,059	$470,997,915
Shares issued to shareholders in reinvestment of distributions
Initial Class	608,141	$8,465,323	565,817	$6,812,441
Service Class	1,486,159	20,449,550	1,113,169	13,257,837
	2,094,300	$28,914,873	1,678,986	$20,070,278
Shares reacquired
Initial Class	(6,931,699)	$(96,080,507)	(5,029,795)	$(65,732,351)
Service Class	(11,240,576)	(153,792,112)	(8,102,420)	(104,630,153)
	(18,172,275)	$(249,872,619)	(13,132,215)	$(170,362,504)
Net change
Initial Class	40,861,645	$582,297,253	(2,165,626)	$(29,682,971)
Service Class	5,614,194	77,327,497	7,871,530	95,820,224
	46,475,839	$659,624,750	5,705,904	$66,137,253

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 9%, 3%, and 3%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2012, the fund’s commitment fee and interest expense were $8,372 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

18

MFS Value Series

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	20,734,900	343,336,849	(338,524,018)	25,547,731

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$25,806	$25,547,731

(8)	Acquisitions

At close of business on December 7, 2012, the fund with net assets of approximately $1,531,914,221, acquired all of the assets and liabilities of SC Lord Abbett Growth & Income Fund, a series of Sun Capital Advisers Trust. The purpose of the transaction was to provide shareholders of SC Lord Abbett Growth & Income Fund the opportunity to participate in a larger combined portfolio with similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of approximately 32,927,059 shares of the fund (valued at approximately $470,997,915) for all of the assets and liabilities of SC Lord Abbett Growth & Income Fund. SC Lord Abbett Growth & Income Fund then distributed the shares of the fund that SC Lord Abbett Growth & Income Fund received from the fund to its shareholders. SC Lord Abbett Growth & Income Fund’s investments on that date were valued at approximately $463,315,950 with a cost basis of approximately $450,582,951. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from SC Lord Abbett Growth & Income Fund were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of SC Lord Abbett Growth & Income Fund that have been included in the fund’s Statement of Operations since December 7, 2012.

Assuming the acquisition had been completed on January 1, 2012, the fund’s pro forma results of operations for the year ended December 31, 2012 are as follows:

Net investment income	$29,205,333
Net realized and unrealized gain (loss) on investments and foreign currency	$215,895,184
Change in net assets from operations	$245,100,517

19

MFS Value Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Value Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Value Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Value Series as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2013

20

MFS Value Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 68)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	N/A

John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A

J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

21

MFS Value Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A

Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

22

MFS Value Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Nevin Chitkara Steven Gorham

23

MFS Value Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2012 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2011 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2011, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2011 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context

24

MFS Value Series

Board Review of Investment Advisory Agreement – continued

of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion, and that MFS has agreed in writing to reduce its advisory fee on average daily net assets over $2.5 billion, which may not be changed without the Trustees’ approval. The Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2012.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios – VIT” in the “Products” section of the MFS Web site (mfs.com).

25

MFS Value Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios – VIT” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $393,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 92.49% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

26

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

ANNUAL REPORT

December 31, 2012

MFS® MID CAP GROWTH SERIES

MFS® Variable Insurance Trust

VMG-ANN

MFS® MID CAP GROWTH SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Mid Cap Growth Series

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

The global market outlook for 2013 is one of cautious optimism. While we are seeing some positive economic trends in the United States, Europe and China, the overall environment remains challenging. In the United States, the recent fiscal cliff agreement was received positively by investors, even though it mostly addressed pressing taxation issues and did not resolve additional concerns, including the need for spending cuts and a large-scale reduction of the federal debt. These issues will be front and center again in the spring. Despite the ongoing uncertainty, economic tailwinds are gathering strength as the U.S. housing and job markets are improving and consumer confidence is rising.

Overseas, the debt crisis continues to weigh heavily on eurozone markets, with even Germany — long an economic stalwart — experiencing some contraction. These ongoing challenges could be a drag on global market performance this year. In Asia, manufacturing activity has accelerated in emerging markets such as China and India, and we are seeing signs of stabilized loan growth in China, a leading indicator of that country’s economic health. In contrast, Japan’s economy is contracting sharply under deflationary pressures. Nevertheless, Japanese markets have responded favorably to early actions by the new government, which appears determined to act aggressively, along with the Bank of Japan, to stimulate growth.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process revolves around global research and our disciplined risk management approach. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We remain mindful of the many economic challenges investors face today, and believe it is more important than ever to maintain a long-term view, employ time-tested principles, such as asset allocation and diversification, and work closely with investment advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Mid Cap Growth Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
American Tower Corp., REIT	2.1%
MasterCard, Inc., “A”	1.9%
Verisk Analytics, Inc., “A”	1.7%
AMETEK, Inc.	1.6%
Affiliated Managers Group, Inc.	1.5%
Priceline.com, Inc.	1.5%
Covidien PLC	1.5%
Cabot Oil & Gas Corp.	1.4%
Henry Schein, Inc.	1.4%
Cognizant Technology Solutions Corp., “A”	1.4%

Equity sectors
Health Care	15.4%
Industrial Goods & Services	14.0%
Technology	12.1%
Retailing	10.0%
Special Products & Services	9.2%
Leisure	7.9%
Energy	6.8%
Basic Materials	5.9%
Autos & Housing	5.7%
Financial Services	4.4%
Utilities & Communications	3.4%
Consumer Staples	3.0%
Transportation	1.5%

Percentages are based on net assets as of 12/31/12.

The portfolio is actively managed and current holdings may be different.

2

MFS Mid Cap Growth Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2012, Initial Class shares of the MFS Mid Cap Growth Series (“fund”) provided a total return of 16.52%, while Service Class shares of the fund provided a total return of 16.42%. These compare with a return of 15.81% over the same period for the fund’s benchmark, the Russell Midcap Growth Index.

Market Environment

The beginning of the period was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

During the middle of the period, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the second half of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, as we moved toward year end, the fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline.

Contributors to Performance

Strong stock selection in the special products & services sector was a primary factor that benefited relative returns, led by the fund’s holdings of specialized payment products and services provider FleetCor Technologies. Shares of FleetCor Technologies traded higher during the reporting period due, in part, to favorable acquisition activity and fuel spreads which positively affected earnings.

The combination of an underweight position and stock selection in the consumer staples sector, and strong stock selection in the retailing sector, also bolstered relative performance. However, there were no individual stocks within either sector that were among the fund’s top relative contributors for the period.

Stock selection in the financial services sector benefited relative results. Holding shares of strong-performing credit transaction processing company MasterCard (b) bolstered relative performance. MasterCard benefited from an improvement in consumer spending relative to prior years which positively affected credit card transactions. The fund’s avoidance of weak-performing payment service provider Western Union also supported relative performance.

Elsewhere, holdings of biotechnology firm Alexion Pharmaceuticals, professional networking site LinkedIn, cloud computing service provider Rackspace Hosting, apparel retailer Urban Outfitters, electric instrument manufacturer AMETEK, and data and information management software provider CommVault Systems (b) benefited relative results as all six stocks outperformed the benchmark during the period. Shares of Alexion Pharmaceuticals traded higher throughout much of the year as sales of its Soliris drug were better-than-expected. The timing of ownership in shares of IT infrastructure management software company SolarWinds also contributed to relative performance.

Detractors from Performance

Stock selection in the basic materials sector detracted from relative results. Not holding shares of strong-performing protective and decorative coatings manufacturer PPG Industries held back relative performance.

The combination of an overweight position and stock selection in the technology sector also held back relative returns. Holding shares of Israeli-headquartered security software provider Check Point Software Technologies (b) negatively impacted relative results. Shares of the company traded lower as stronger competitive forces in its industry and a challenging global economic landscape weighed on the firm’s profitability.

In other sectors, holdings of energy companies SM Energy and Paramount Resources (b)(h) hindered relative performance. Shares of both companies struggled as energy prices remained low throughout the year. Not holding shares of wireless infrastructure company Crown Castle, network and data storage company Equinix, and international cable operator Liberty Global held back relative returns as all three stocks outperformed the benchmark during the period. Additionally, the timing of ownership in shares of strong-performing biopharmaceutical company Regeneron Pharmaceuticals and Intuitive Surgical, the maker of the da Vinci Surgical Systems, negatively affected relative results.

3

MFS Mid Cap Growth Series

Management Review – continued

The fund’s cash and/or cash equivalents position was also a detractor from relative performance. The fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Eric Fischman	Paul Gordon
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Mid Cap Growth Series

PERFORMANCE SUMMARY THROUGH 12/31/12

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/12

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	4/28/00	16.52%	(0.50)%	5.92%
Service Class	5/01/00	16.42%	(0.71)%	5.68%

Comparative benchmark
Russell Midcap Growth Index (f)		15.81%	3.23%	10.32%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell Midcap Growth Index – constructed to provide a comprehensive barometer for growth securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Mid Cap Growth Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2012 through December 31, 2012

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/12	Ending Account Value 12/31/12	Expenses Paid During Period (p) 7/01/12-12/31/12
Initial Class	Actual	0.89%	$1,000.00	$1,078.95	$4.65
	Hypothetical (h)	0.89%	$1,000.00	$1,020.66	$4.52
Service Class	Actual	1.15%	$1,000.00	$1,079.53	$6.01
	Hypothetical (h)	1.15%	$1,000.00	$1,019.36	$5.84

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Mid Cap Growth Series

PORTFOLIO OF INVESTMENTS – 12/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.3%
Aerospace – 2.6%
Precision Castparts Corp.	28,920	$5,478,019
TransDigm Group, Inc.	41,470	5,654,849

		$11,132,868

Alcoholic Beverages – 1.0%
Beam, Inc.	68,600	$4,190,774

Apparel Manufacturers – 1.9%
Guess?, Inc.	48,260	$1,184,300
Li & Fung Ltd.	1,262,000	2,267,186
Michael Kors Holdings Ltd. (a)	28,010	1,429,350
VF Corp.	22,060	3,330,398

		$8,211,234

Automotive – 3.3%
BorgWarner Transmission Systems, Inc. (a)	74,580	$5,341,420
Delphi Automotive PLC (a)	138,460	5,296,095
LKQ Corp. (a)	181,890	3,837,879

		$14,475,394

Biotechnology – 2.1%
Alexion Pharmaceuticals, Inc. (a)	48,980	$4,594,814
Medivation, Inc. (a)	13,240	677,358
Regeneron Pharmaceuticals, Inc. (a)	10,430	1,784,260
ViroPharma, Inc. (a)	96,680	2,200,437

		$9,256,869

Broadcasting – 2.5%
CBS Corp., “B”	70,230	$2,672,252
Discovery Communications, Inc., “A” (a)	92,872	5,895,515
Scripps Networks Interactive, Inc., “A”	37,240	2,156,941

		$10,724,708

Brokerage & Asset Managers – 2.5%
Affiliated Managers Group, Inc. (a)	51,760	$6,736,564
Evercore Partners, Inc.	40,800	1,231,752
IntercontinentalExchange, Inc. (a)	22,150	2,742,392

		$10,710,708

Business Services – 7.6%
Cognizant Technology Solutions
Corp., “A” (a)	82,305	$6,094,685
Concur Technologies, Inc. (a)	30,400	2,052,608
FleetCor Technologies, Inc. (a)	112,350	6,027,578
Gartner, Inc. (a)	82,580	3,800,332
IHS, Inc., “A” (a)	11,200	1,075,200
Jones Lang LaSalle, Inc.	57,480	4,824,871
Realogy Holdings Corp. (a)	40,980	1,719,521
Verisk Analytics, Inc., “A” (a)	145,520	7,421,520

		$33,016,315

Cable TV – 1.0%
Charter Communications, Inc., “A” (a)	56,870	$4,335,769

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Chemicals – 0.7%
Celanese Corp.	72,670	$3,235,995

Computer Software – 6.0%
Autodesk, Inc. (a)	49,480	$1,749,118
Check Point Software Technologies Ltd. (a)	79,680	3,795,955
Citrix Systems, Inc. (a)	49,070	3,226,353
CommVault Systems, Inc. (a)	54,100	3,771,311
Parametric Technology Corp. (a)	165,380	3,722,704
Qlik Technologies, Inc. (a)	156,590	3,401,135
SolarWinds, Inc. (a)	68,030	3,568,174
TIBCO Software, Inc. (a)	136,360	3,001,284

		$26,236,034

Computer Software – Systems – 0.2%
Verifone Systems, Inc. (a)	35,480	$1,053,046

Construction – 2.4%
NVR, Inc. (a)	3,870	$3,560,400
Sherwin-Williams Co.	9,100	1,399,762
Stanley Black & Decker, Inc.	74,605	5,518,532

		$10,478,694

Consumer Services – 1.6%
Anhanguera Educacional
Participacoes S.A.	19,900	$339,971
Priceline.com, Inc. (a)	10,720	6,659,264

		$6,999,235

Containers – 2.4%
Ball Corp.	122,160	$5,466,660
Silgan Holdings, Inc.	115,640	4,809,468

		$10,276,128

Electrical Equipment – 6.3%
AMETEK, Inc.	187,009	$7,025,928
Mettler-Toledo International, Inc. (a)	30,980	5,988,434
MSC Industrial Direct Co., Inc., “A”	50,000	3,769,000
Sensata Technologies Holding B.V. (a)	91,610	2,975,493
TriMas Corp. (a)	51,030	1,426,799
W.W. Grainger, Inc.	20,330	4,114,182
WESCO International, Inc. (a)	33,450	2,255,534

		$27,555,370

Electronics – 2.9%
Altera Corp.	116,580	$4,015,015
Hittite Microwave Corp. (a)	28,010	1,739,421
Linear Technology Corp.	85,280	2,925,104
Microchip Technology, Inc.	126,050	4,107,970

		$12,787,510

Energy – Independent – 4.1%
Cabot Oil & Gas Corp.	124,900	$6,212,526
Concho Resources, Inc. (a)	35,690	2,875,186
EQT Corp.	40,880	2,411,102
Pioneer Natural Resources Co.	18,480	1,969,783

7

MFS Mid Cap Growth Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Energy – Independent – continued
Range Resources Corp.	25,150	$1,580,175
SM Energy Co.	51,500	2,688,815

		$17,737,587

Engineering – Construction – 0.3%
Fluor Corp.	24,997	$1,468,324

Entertainment – 1.0%
AMC Networks, Inc., “A” (a)	42,120	$2,084,940
Six Flags Entertainment Corp.	35,110	2,148,732

		$4,233,672

Food & Beverages – 2.0%
Chr. Hansen Holding A/S	92,023	$3,000,226
Mead Johnson Nutrition Co., “A”	60,580	3,991,616
Want Want China Holdings Ltd.	1,128,000	1,571,502

		$8,563,344

Gaming & Lodging – 0.7%
Sands China Ltd.	326,000	$1,460,271
Wynn Resorts Ltd.	16,040	1,804,340

		$3,264,611

General Merchandise – 1.1%
Dollar General Corp. (a)	45,370	$2,000,363
Five Below, Inc. (a)	93,050	2,981,322

		$4,981,685

Internet – 1.8%
LinkedIn Corp., “A” (a)	25,500	$2,927,910
Rackspace Hosting, Inc. (a)	66,400	4,931,528

		$7,859,438

Leisure & Toys – 1.0%
Brunswick Corp.	67,310	$1,958,048
Polaris Industries, Inc.	28,310	2,382,287

		$4,340,335

Machinery & Tools – 4.5%
Cummins, Inc.	29,070	$3,149,735
Flowserve Corp.	12,420	1,823,256
Joy Global, Inc.	66,630	4,249,661
Polypore International, Inc. (a)	48,500	2,255,250
Roper Industries, Inc.	41,030	4,574,024
WABCO Holdings, Inc. (a)	52,180	3,401,614

		$19,453,540

Medical & Health Technology & Services – 4.7%
Advisory Board Co. (a)	77,040	$3,604,702
Catamaran Corp. (a)	118,810	5,597,139
Cerner Corp. (a)	49,980	3,880,447
Henry Schein, Inc. (a)	76,300	6,139,098
IDEXX Laboratories, Inc. (a)	14,020	1,301,056

		$20,522,442

Medical Equipment – 6.6%
Cepheid, Inc. (a)	18,910	$639,347
Cooper Cos., Inc.	56,863	5,258,690

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Medical Equipment – continued
Covidien PLC	110,350	$6,371,609
DexCom, Inc. (a)	79,960	1,088,256
Edwards Lifesciences Corp. (a)	45,880	4,137,000
Endologix, Inc. (a)	132,920	1,892,781
Intuitive Surgical, Inc. (a)	7,249	3,554,692
Sirona Dental Systems, Inc. (a)	26,260	1,692,720
Thermo Fisher Scientific, Inc.	64,800	4,132,944

		$28,768,039

Metals & Mining – 0.4%
Cliffs Natural Resources, Inc.	42,150	$1,625,304

Network & Telecom – 1.2%
Fortinet, Inc. (a)	252,360	$5,317,225

Oil Services – 2.7%
Cameron International Corp. (a)	26,900	$1,518,774
Core Laboratories N.V.	18,910	2,067,052
Dresser-Rand Group, Inc. (a)	83,460	4,685,444
FMC Technologies, Inc. (a)	77,220	3,307,333

		$11,578,603

Other Banks & Diversified Financials – 1.9%
MasterCard, Inc., “A”	17,280	$8,489,318

Pharmaceuticals – 2.0%
Auxilium Pharmaceuticals, Inc. (a)	52,250	$968,193
Perrigo Co.	53,870	5,604,096
Valeant Pharmaceuticals International, Inc. (a)	36,800	2,199,536

		$8,771,825

Pollution Control – 0.3%
Stericycle, Inc. (a)	16,310	$1,521,234

Railroad & Shipping – 0.9%
Kansas City Southern Co.	48,670	$4,062,972

Restaurants – 1.7%
Arcos Dorados Holdings, Inc.	151,670	$1,813,973
Bloomin Brands, Inc. (a)	46,030	719,909
Chipotle Mexican Grill, Inc., “A” (a)	3,630	1,079,780
Starbucks Corp.	71,970	3,859,031

		$7,472,693

Specialty Chemicals – 2.4%
Airgas, Inc.	52,840	$4,823,764
Albemarle Corp.	43,280	2,688,554
Rockwood Holdings, Inc.	58,270	2,882,034

		$10,394,352

Specialty Stores – 7.0%
AutoZone, Inc. (a)	13,990	$4,958,476
Bed Bath & Beyond, Inc. (a)	31,120	1,739,919
Children’s Place Retail Store, Inc. (a)	51,600	2,285,364
Express, Inc. (a)	33,970	512,607
PetSmart, Inc.	38,230	2,612,638
Ross Stores, Inc.	87,570	4,741,916
rue21, Inc. (a)	53,730	1,525,395

8

MFS Mid Cap Growth Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Stores – continued
Tiffany & Co.	73,720	$4,227,105
Tractor Supply Co.	36,600	3,233,976
Urban Outfitters, Inc. (a)	119,200	4,691,712

		$30,529,108

Telecommunications – Wireless – 2.1%
American Tower Corp., REIT	118,670	$9,169,631

Trucking – 0.6%
Expeditors International of Washington, Inc.	63,330	$2,504,702

Utilities – Electric Power – 1.3%
CMS Energy Corp.	237,070	$5,779,767

Total Common Stocks (Identified Cost, $402,250,837)		$433,086,402

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS – 0.3%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value (v)	1,598,892	$1,598,892

Total Investments (Identified Cost, $403,849,729)		$434,685,294

OTHER ASSETS, LESS LIABILITIES – 0.4%		1,582,136

NET ASSETS – 100.0%		$436,267,430

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

9

MFS Mid Cap Growth Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/12
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $402,250,837)	$433,086,402
Underlying affiliated funds, at cost and value	1,598,892
Total investments, at value (identified cost, $403,849,729)	$434,685,294
Cash	33,859
Receivables for
Investments sold	2,377,459
Fund shares sold	98,841
Dividends	74,854
Other assets	4,369
Total assets		$437,274,676
Liabilities
Payable for fund shares reacquired	$867,755
Payable to affiliates
Investment adviser	36,080
Shareholder servicing costs	418
Distribution and/or service fees	2,070
Payable for independent Trustees’ compensation	15
Accrued expenses and other liabilities	100,908
Total liabilities		$1,007,246
Net assets		$436,267,430
Net assets consist of
Paid-in capital	$419,819,293
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	30,835,629
Accumulated net realized gain (loss) on investments and foreign currency	(14,387,492)
Net assets		$436,267,430
Shares of beneficial interest outstanding		66,817,875

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$359,488,302	54,775,382	$6.56
Service Class	76,779,128	12,042,493	6.38

See Notes to Financial Statements

10

MFS Mid Cap Growth Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/12
Net investment loss
Income
Dividends	$1,155,109
Interest	2,115
Dividends from underlying affiliated funds	2,854
Foreign taxes withheld	(3,043)
Total investment income		$1,157,035
Expenses
Management fee	$1,094,282
Distribution and/or service fees	94,820
Shareholder servicing costs	13,204
Administrative services fee	30,729
Independent Trustees’ compensation	5,321
Custodian fee	24,027
Shareholder communications	22,348
Audit and tax fees	55,382
Legal fees	41,907
Miscellaneous	15,071
Total expenses		$1,397,091
Fees paid indirectly	(7)
Reduction of expenses by investment adviser	(425)
Net expenses		$1,396,659
Net investment loss		$(239,624)
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$14,113,343
Foreign currency	(2,705)
Net realized gain (loss) on investments and foreign currency		$14,110,638
Change in unrealized appreciation (depreciation)
Investments	$10,922,473
Translation of assets and liabilities in foreign currencies	61
Net unrealized gain (loss) on investments and foreign currency translation		$10,922,534
Net realized and unrealized gain (loss) on investments and foreign currency		$25,033,172
Change in net assets from operations		$24,793,548

See Notes to Financial Statements

11

MFS Mid Cap Growth Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2012	2011
Change in net assets
From operations
Net investment loss	$(239,624)	$(712,690)
Net realized gain (loss) on investments and foreign currency	14,110,638	25,044,307
Net unrealized gain (loss) on investments and foreign currency translation	10,922,534	(31,574,277)
Change in net assets from operations	$24,793,548	$(7,242,660)
Change in net assets from fund share transactions	$296,944,917	$(51,517,703)
Total change in net assets	$321,738,465	$(58,760,363)
Net assets
At beginning of period	114,528,965	173,289,328
At end of period	$436,267,430	$114,528,965

See Notes to Financial Statements

12

MFS Mid Cap Growth Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2012	2011	2010		2009		2008
Net asset value, beginning of period	$5.63	$5.99	$4.62		$3.27		$7.66
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$(0.03)	$(0.00	)(w)	$(0.00	)(w)	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	0.94	(0.33)	1.37		1.36		(3.55)
Total from investment operations	$0.93	$(0.36)	$1.37		$1.36		$(3.54)
Less distributions declared to shareholders
From net investment income	$—	$—	$—		$(0.01)		$—
From net realized gain on investments	—	—	—		—		(0.85)
From tax return of capital	—	—	—		(0.00	)(w)	—
Total distributions declared to shareholders	$—	$—	$—		$(0.01)		$(0.85)
Net asset value, end of period (x)	$6.56	$5.63	$5.99		$4.62		$3.27
Total return (%) (k)(r)(s)(x)	16.52	(6.01)	29.65		41.78		(51.56)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.89	0.88	0.88		0.90		0.87
Expenses after expense reductions (f)	0.89	0.88	0.88		0.90		0.87
Net investment income (loss)	(0.10)	(0.44)	0.09		(0.09)		0.21
Portfolio turnover	65	71	91		114		104
Net assets at end of period (000 omitted)	$359,488	$84,387	$137,567		$107,989		$73,066
See Notes to Financial Statements

13

MFS Mid Cap Growth Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$5.48	$5.84	$4.52	$3.20	$7.52
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$(0.04)	$(0.01)	$(0.01)	$(0.00	)(w)
Net realized and unrealized gain (loss) on investments and foreign currency	0.92	(0.32)	1.33	1.33	(3.47)
Total from investment operations	$0.90	$(0.36)	$1.32	$1.32	$(3.47)
Less distributions declared to shareholders
From net realized gain on investments	$—	$—	$—	$—	$(0.85)
Net asset value, end of period (x)	$6.38	$5.48	$5.84	$4.52	$3.20
Total return (%) (k)(r)(s)(x)	16.42	(6.16)	29.20	41.25	(51.59)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.14	1.13	1.13	1.16	1.12
Expenses after expense reductions (f)	1.14	1.13	1.13	1.15	1.12
Net investment loss	(0.35)	(0.70)	(0.16)	(0.33)	(0.05)
Portfolio turnover	65	71	91	114	104
Net assets at end of period (000 omitted)	$76,779	$30,142	$35,722	$29,524	$22,511

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Mid Cap Growth Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Mid Cap Growth Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In this reporting period the fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the FASB issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

15

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$411,040,643	$—	$—	$411,040,643
Canada	7,796,675	—	—	7,796,675
Israel	3,795,955	—	—	3,795,955
Hong Kong	—	3,727,457	—	3,727,457
Denmark	—	3,000,226	—	3,000,226
British Virgin Islands	1,813,973	—	—	1,813,973
China	—	1,571,502	—	1,571,502
Brazil	—	339,971	—	339,971
Mutual Funds	1,598,892	—	—	1,598,892
Total Investments	$426,046,138	$8,639,156	$—	$434,685,294

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $4,178,659 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2012, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be

16

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2012, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the year ended December 31, 2012, there were no significant adjustments due to differences between book and tax accounting.

The fund declared no distributions for the years ended December 31, 2012 and December 31, 2011.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/12
Cost of investments	$404,057,522
Gross appreciation	34,088,257
Gross depreciation	(3,460,485)
Net unrealized appreciation (depreciation)	$30,627,772
Capital loss carryforwards	(14,179,699)
Other temporary differences	64

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
12/31/15	(8,394,469)
12/31/16	(4,433,720)
12/31/17	(1,351,510)
Total	(14,179,699)

The availability of $12,828,189 of the capital loss carryforwards, which were acquired on August 17, 2012 in connection with the MFS Mid Cap Growth Portfolio merger, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

17

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

The management fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2012, the fee was $12,722, which equated to 0.0087% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2012, these costs amounted to $482.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.0211% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,047 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $425, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $79,640,025 and $104,596,701, respectively. Purchases exclude the value of securities acquired in connection with MFS Mid Cap Growth Portfolio and SC WMC Blue Chip Mid Cap Fund mergers (See Note 8).

18

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	959,760	$5,983,020	924,633	$5,574,028
Service Class	992,068	6,016,557	1,307,673	7,551,227
	1,951,828	$11,999,577	2,232,306	$13,125,255
Shares issued in connection with acquisition of MFS Mid Cap Growth Portfolio
Initial Class	3,130,532	$19,816,269
Service Class	1,761,981	10,836,185
	4,892,513	$30,652,454
Shares issued in connection with acquisition of SC WMC Blue Chip Mid Cap Fund
Initial Class	40,449,941	$260,093,122
Service Class	5,344,503	33,403,141
	45,794,444	$293,496,263
Shares reacquired
Initial Class	(4,759,917)	$(29,732,542)	(8,892,985)	$(53,492,403)
Service Class	(1,559,316)	(9,470,835)	(1,916,202)	(11,150,555)
	(6,319,233)	$(39,203,377)	(10,809,187)	$(64,642,958)
Net change
Initial Class	39,780,316	$256,159,869	(7,968,352)	$(47,918,375)
Service Class	6,539,236	40,785,048	(608,529)	(3,599,328)
	46,319,552	$296,944,917	(8,576,881)	$(51,517,703)

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 32%, 12%, and 9%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2012, the fund’s commitment fee and interest expense were $782 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	2,546,249	39,595,739	(40,543,096)	1,598,892

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$2,854	$1,598,892

19

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

(8)	Acquisitions

At close of business on August 17, 2012, the fund with net assets of approximately $114,276,515, acquired all of the assets and liabilities of MFS Mid Cap Growth Portfolio, a series of MFS Variable Insurance Trust II. The purpose of the transaction was to provide shareholders of the MFS Mid Cap Growth Portfolio the opportunity to participate in a larger combined portfolio with an identical investment objective and identical investment policies and strategies. The acquisition was accomplished by a tax-free exchange of approximately 4,892,513 shares of the fund (valued at approximately $30,652,454) for all of the assets and liabilities of MFS Mid Cap Growth Portfolio. MFS Mid Cap Growth Portfolio then distributed the shares of the fund that MFS Mid Cap Growth Portfolio received from the fund to its shareholders. MFS Mid Cap Growth Portfolio’s investments on that date were valued at approximately $30,646,648 with a cost basis of approximately $26,191,922. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from MFS Mid Cap Growth Portfolio were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MFS Mid Cap Growth Portfolio that have been included in the fund’s Statement of Operations since August 17, 2012.

At close of business on December 7, 2012, the fund with net assets of approximately $138,538,778, acquired all of the assets and liabilities of SC WMC Blue Chip Mid Cap Fund, a series of Sun Capital Advisers Trust. The purpose of the transaction was to provide shareholders of the SC WMC Blue Chip Mid Cap Fund the opportunity to participate in a larger combined portfolio with a similar investment objective and similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of approximately 45,794,444 shares of the fund (valued at approximately $293,496,263) for all of the assets and liabilities of SC WMC Blue Chip Mid Cap Fund. SC WMC Blue Chip Mid Cap Fund then distributed the shares of the fund that SC WMC Blue Chip Mid Cap Fund received from the fund to its shareholders. SC WMC Blue Chip Mid Cap Fund’s investments on that date were valued at approximately $290,124,383 with a cost basis of approximately $283,276,379. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from SC WMC Blue Chip Mid Cap Fund were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of SC WMC Blue Chip Mid Cap Fund that have been included in the fund’s Statement of Operations since December 7, 2012.

Assuming the acquisitions had been completed on January 1, 2012, the fund’s pro forma results of operations for the year ended December 31, 2012 are as follows:

Net investment income	$530,488
Net realized and unrealized gain (loss) on investments and foreign currency	59,661,512
Change in net assets from operations	$60,192,000

20

MFS Mid Cap Growth Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Mid Cap Growth Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Mid Cap Growth Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Mid Cap Growth Series as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2013

21

MFS Mid Cap Growth Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 68)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	N/A

John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A

J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

22

MFS Mid Cap Growth Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A

Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

23

MFS Mid Cap Growth Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Eric Fischman Paul Gordon

24

MFS Mid Cap Growth Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2012 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2011 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2011, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 5th quintile for the five-year period ended December 31, 2011 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In addition to considering the performance information provided in connection with the contract review meetings, the independent Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review meetings in 2011, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The independent Trustees further noted that the Fund’s three-year performance as compared to its Lipper performance universe improved for the period ended December 31, 2011, as

25

MFS Mid Cap Growth Series

Board Review of Investment Advisory Agreement – continued

compared to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2012.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios – VIT” in the “Products” section of the MFS Web site (mfs.com).

26

MFS Mid Cap Growth Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios – VIT” in the “Products” section of mfs.com.

27

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

ANNUAL REPORT

December 31, 2012

MFS® NEW DISCOVERY SERIES

MFS® Variable Insurance Trust

VND-ANN

MFS® NEW DISCOVERY SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS New Discovery Series

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

The global market outlook for 2013 is one of cautious optimism. While we are seeing some positive economic trends in the United States, Europe and China, the overall environment remains challenging. In the United States, the recent fiscal cliff agreement was received positively by investors, even though it mostly addressed pressing taxation issues and did not resolve additional concerns, including the need for spending cuts and a large-scale reduction of the federal debt. These issues will be front and center again in the spring. Despite the ongoing uncertainty, economic tailwinds are gathering strength as the U.S. housing and job markets are improving and consumer confidence is rising.

Overseas, the debt crisis continues to weigh heavily on eurozone markets, with even Germany — long an economic stalwart — experiencing some contraction. These ongoing challenges could be a drag on global market performance this year. In Asia, manufacturing activity has accelerated in emerging markets such as China and India, and we are seeing signs of stabilized loan growth in China, a leading indicator of that country’s economic health. In contrast, Japan’s economy is contracting sharply under deflationary pressures. Nevertheless, Japanese markets have responded favorably to early actions by the new government, which appears determined to act aggressively, along with the Bank of Japan, to stimulate growth.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process revolves around global research and our disciplined risk management approach. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We remain mindful of the many economic challenges investors face today, and believe it is more important than ever to maintain a long-term view, employ time-tested principles, such as asset allocation and diversification, and work closely with investment advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS New Discovery Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Cabot Oil & Gas Corp.	2.3%
Conceptus, Inc.	2.1%
Atwood Oceanics, Inc.	1.9%
Green Mountain Coffee Roasters, Inc.	1.8%
Diana Shipping, Inc.	1.8%
Swift Transportation Co.	1.7%
Polypore International, Inc.	1.7%
HomeAway, Inc.	1.7%
FleetMatics Group PLC	1.7%
Range Resources Corp.	1.7%

Equity sectors
Technology	20.0%
Health Care	18.3%
Industrial Goods & Services	14.7%
Energy	11.5%
Special Products & Services	7.7%
Basic Materials	6.7%
Retailing	6.6%
Transportation	5.6%
Leisure	4.0%
Consumer Staples	2.5%
Autos & Housing	1.2%
Financial Services	0.9%

Percentages are based on net assets as of 12/31/12.

The portfolio is actively managed and current holdings may be different.

2

MFS New Discovery Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2012, Initial Class shares of the MFS New Discovery Series (“fund”) provided a total return of 21.22%, while Service Class shares of the fund provided a total return of 20.90%. These compare with a return of 14.59% over the same period for the fund’s benchmark, the Russell 2000 Growth Index.

Market Environment

The beginning of the period was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

During the middle of the period, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the second half of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, as we moved toward year end, the fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline.

Contributors to Performance

Strong stock selection in both the industrial goods & services and retailing sectors was a principal contributor to the fund’s relative performance. Within industrial goods & services, holdings of optical fiber-based lasers manufacturer IPG Photonics (b) boosted relative returns. Within retailing, the fund’s overweight position in strong-performing women’s apparel retailer Francesca’s Holdings (h) also strengthened relative performance.

Security selection in the energy sector benefited relative returns during the period, led by the fund’s holdings of strong-performing oil and gas exploration company Cabot Oil & Gas Corp (b).

The combination of strong stock selection and an underweight position in the health care sector also supported relative performance. Holdings of permanent birth control device maker Conceptus and retirement community operator Brookdale Senior Living (b), both of which outperformed the benchmark during the period, aided relative returns.

Stock selection in the autos & housing sector was another positive factor for relative returns. Here, holdings of construction equipment company Eagle Materials (h) and homebuilder Pulte Group (b)(h) contributed to relative results as both stocks outperformed the benchmark over the reporting period.

Elsewhere, the fund’s holdings of information technology infrastructure management provider SolarWinds, specialized payment products provider FleetCor Technologies (b), and data and information management software provider CommVault Systems supported relative results. Shares of FleetCor Technologies traded higher due, in part, to favorable acquisition activity and fuel spreads which positively affected earnings.

During the reporting period, the fund’s currency exposure contributed to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Detractors from Performance

Security selection and, to a lesser extent, the fund’s underweight position in the financial services sector was a negative factor for relative performance. There were no individual holdings within this sector that were among the fund’s top relative detractors for the reporting period.

Stock selection in the special products & services sector also hindered relative performance. Holding shares of weak-performing marketing software provider Constant Contact and Indian e-commerce travel agency MakeMyTrip Limited (b) held back relative returns. Constant Contact’s stock declined during the reporting period after investors appeared to have reacted negatively to the firm’s acquisition of internet software and services provider SinglePlatform.

Stocks in other sectors that were among the fund’s top relative detractors for the period included holdings of the world’s largest McDonald’s franchisee Arcos Dorados Holdings (b), semiconductor company CEVA (h), medical device manufacturer NxStage Medical,

3

MFS New Discovery Series

Management Review – continued

cloud software and services company ServiceSource International (h), independent oil exploration and production company Midstates Petroleum (h), health information services provider WebMD (b)(h), and mobile advertising platform company Millennial Media. Not owning shares of strong-performing biopharmaceutical company Pharmacyclics also weakened relative performance.

Respectfully,

Thomas Wetherald

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS New Discovery Series

PERFORMANCE SUMMARY THROUGH 12/31/12

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/12

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/01/98	21.22%	7.98%	9.83%
Service Class	5/01/00	20.90%	7.71%	9.56%

Comparative benchmark
Russell 2000 Growth Index (f)		14.59%	3.49%	9.80%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 2000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the small-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS New Discovery Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2012 through December 31, 2012

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/12	Ending Account Value 12/31/12	Expenses Paid During Period (p) 7/01/12-12/31/12
Initial Class	Actual	0.97%	$1,000.00	$1,083.36	$5.08
	Hypothetical (h)	0.97%	$1,000.00	$1,020.26	$4.93
Service Class	Actual	1.22%	$1,000.00	$1,081.47	$6.38
	Hypothetical (h)	1.22%	$1,000.00	$1,019.00	$6.19

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS New Discovery Series

PORTFOLIO OF INVESTMENTS – 12/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.7%
Aerospace – 0.5%
Kaman Corp.	105,119	$3,868,376

Automotive – 0.4%
Delphi Automotive PLC (a)	90,870	$3,475,778

Biotechnology – 1.2%
Anacor Pharmaceuticals, Inc. (a)	418,382	$2,175,586
Hyperion Therapeutics, Inc. (a)	69,617	785,280
ViroPharma, Inc. (a)	273,520	6,225,315

		$9,186,181

Business Services – 5.4%
Concur Technologies, Inc. (a)	136,680	$9,228,634
Constant Contact, Inc. (a)	914,248	12,991,464
FleetCor Technologies, Inc. (a)	114,886	6,163,634
Gartner, Inc. (a)	163,130	7,507,243
Performant Financial Corp. (a)	632,015	6,383,352

		$42,274,327

Chemicals – 1.0%
Intrepid Potash, Inc.	355,090	$7,559,866

Computer Software – 5.0%
ANSYS, Inc. (a)	127,980	$8,618,173
CommVault Systems, Inc. (a)	100,100	6,977,971
Nuance Communications, Inc. (a)	369,607	8,249,628
Qlik Technologies, Inc. (a)	413,104	8,972,619
SolarWinds, Inc. (a)	122,202	6,409,495

		$39,227,886

Computer Software – Systems – 7.4%
E2open, Inc. (a)	145,950	$2,066,652
Ellie Mae, Inc. (a)	112,590	3,124,373
Exa Corp. (a)	320,930	3,122,649
ExactTarget, Inc. (a)	314,930	6,298,600
FleetMatics Group PLC (a)	522,990	13,158,428
Fusion-io, Inc. (a)	207,295	4,753,274
Greenway Medical Technologies, Inc. (a)	230,901	3,546,639
Guidewire Software, Inc. (a)	220,730	6,560,096
PROS Holdings, Inc. (a)	222,756	4,074,207
SciQuest, Inc. (a)	745,131	11,817,778

		$58,522,696

Construction – 0.8%
NVR, Inc. (a)	6,482	$5,963,440

Consumer Services – 2.3%
HomeAway, Inc. (a)	606,767	$13,348,874
MakeMyTrip Ltd. (a)	409,937	5,099,616

		$18,448,490

Electrical Equipment – 2.8%
MSC Industrial Direct Co., Inc., “A”	140,670	$10,603,705
Sensata Technologies Holding B.V. (a)	349,796	11,361,374

		$21,965,079

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – 4.5%
3D Systems, Inc. (a)	58,070	$3,098,035
Monolithic Power Systems, Inc.	466,424	10,391,927
Stratasys Ltd. (a)	40,478	3,244,312
Ultratech, Inc. (a)	217,500	8,112,750
Universal Display Corp. (a)	74,740	1,914,839
Veeco Instruments, Inc. (a)	298,339	8,806,967

		$35,568,830

Energy – Independent – 3.9%
Cabot Oil & Gas Corp.	365,368	$18,173,404
Range Resources Corp.	207,179	13,017,057

		$31,190,461

Entertainment – 0.5%
Six Flags Entertainment Corp.	68,733	$4,206,460

Food & Beverages – 2.5%
Flowers Foods, Inc.	240,470	$5,595,737
Green Mountain Coffee Roasters, Inc. (a)	347,030	14,353,161

		$19,948,898

General Merchandise – 1.2%
Five Below, Inc. (a)	292,074	$9,358,051

Internet – 3.1%
Millennial Media, Inc. (a)	415,830	$5,210,350
Rackspace Hosting, Inc. (a)	111,060	8,248,426
Shutterfly, Inc. (a)	274,270	8,192,445
Shutterstock, Inc. (a)	99,881	2,596,906

		$24,248,127

Machinery & Tools – 11.4%
Allison Transmission Holdings, Inc.	429,080	$8,761,814
IPG Photonics Corp. (l)	140,645	9,373,989
Joy Global, Inc.	203,752	12,995,303
Kennametal, Inc.	270,536	10,821,440
Polypore International, Inc. (a)	287,140	13,352,010
Proto Labs, Inc. (a)	211,970	8,355,857
Titan Machinery, Inc. (a)	344,250	8,502,975
United Rentals, Inc. (a)	176,996	8,056,858
WABCO Holdings, Inc. (a)	142,841	9,311,805

		$89,532,051

Medical & Health Technology & Services – 5.7%
Advisory Board Co. (a)	119,172	$5,576,058
Brookdale Senior Living, Inc. (a)	490,797	12,426,980
Capital Senior Living Corp. (a)	355,790	6,649,715
Healthcare Services Group, Inc.	313,128	7,273,963
HMS Holdings Corp. (a)	289,970	7,516,022
IDEXX Laboratories, Inc. (a)	56,740	5,265,472

		$44,708,210

Medical Equipment – 10.9%
Align Technology, Inc. (a)	416,687	$11,563,064
Cepheid, Inc. (a)	343,628	11,618,063

7

MFS New Discovery Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Medical Equipment – continued
Conceptus, Inc. (a)	790,690	$16,612,397
DexCom, Inc. (a)	367,858	5,006,547
Endologix, Inc. (a)	791,141	11,265,848
EnteroMedics, Inc. (a)	770,630	2,157,764
Globus Medical, Inc., “A” (a)	503,400	5,280,666
Novadaq Technologies, Inc. (a)	118,380	1,051,214
NxStage Medical, Inc. (a)	679,891	7,648,774
Uroplasty, Inc. (a)	795,713	2,570,153
Varian Medical Systems, Inc. (a)	79,540	5,586,890
Volcano Corp. (a)	251,745	5,943,699

		$86,305,079

Metals & Mining – 3.9%
Globe Specialty Metals, Inc.	814,569	$11,200,324
GrafTech International Ltd. (a)	669,940	6,290,737
Iluka Resources Ltd.	1,060,728	10,279,248
Molycorp, Inc. (a)(l)	326,350	3,080,744

		$30,851,053

Oil Services – 7.6%
Atwood Oceanics, Inc. (a)	329,808	$15,101,908
Basic Energy Services, Inc. (a)	530,920	6,057,797
Core Laboratories N.V.	37,680	4,118,801
Dresser-Rand Group, Inc. (a)	227,957	12,797,506
Helmerich & Payne, Inc.	109,960	6,158,860
Key Energy Services, Inc. (a)	833,410	5,792,200
Superior Energy Services, Inc. (a)	474,120	9,823,766

		$59,850,838

Other Banks & Diversified Financials – 0.9%
Air Lease Corp. (a)	225,005	$4,837,608
First Republic Bank	61,716	2,023,050

		$6,860,658

Pharmaceuticals – 0.5%
Kythera Biopharmaceuticals, Inc. (a)	144,540	$4,385,344

Precious Metals & Minerals – 0.3%
Colossus Minerals, Inc. (a)	487,679	$2,260,179

Railroad & Shipping – 2.3%
Diana Shipping, Inc. (a)	1,956,100	$14,279,530
Navios Maritime Holdings, Inc.	1,108,020	3,734,027

		$18,013,557

Restaurants – 3.5%
Arcos Dorados Holdings, Inc.	948,738	$11,346,906
BJ’s Restaurants, Inc. (a)	115,770	3,808,833
Chuy’s Holdings, Inc. (a)	274,727	6,137,401
Dunkin Brands Group, Inc.	181,410	6,019,184

		$27,312,324

Specialty Chemicals – 1.5%
Rockwood Holdings, Inc.	124,500	$6,157,770
Tronox Ltd., “A”	332,730	6,072,323

		$12,230,093

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Stores – 5.4%
Citi Trends, Inc. (a)	680,180	$9,359,277
Monro Muffler Brake, Inc.	304,718	10,655,988
Tiffany & Co.	84,990	4,873,327
Tile Shop Holdings, Inc. (a)	121,400	2,043,162
Urban Outfitters, Inc. (a)	103,839	4,087,103
Zumiez, Inc. (a)	606,770	11,777,406

		$42,796,263

Trucking – 3.3%
Atlas Air Worldwide Holdings, Inc. (a)	271,243	$12,018,777
Swift Transportation Co. (a)	1,505,171	13,727,160

		$25,745,937

Total Common Stocks (Identified Cost, $708,209,025)		$785,864,532

MONEY MARKET FUNDS – 0.3%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value (v)	2,899,425	$2,899,425

COLLATERAL FOR SECURITIES LOANED – 0.2%
Navigator Securities Lending Prime Portfolio, 0.28%, at Cost and Net Asset Value (j)	1,421,978	$1,421,978

Total Investments (Identified Cost, $712,530,428)		$790,185,935

OTHER ASSETS, LESS LIABILITIES – (0.2)%		(1,854,979)

Net Assets – 100.0%		$788,330,956

(a)	Non-income producing security.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS New Discovery Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/12
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $709,631,003)	$787,286,510
Underlying affiliated funds, at cost and value	2,899,425
Total investments, at value, including $1,421,181 of securities on loan (identified cost, $712,530,428)	$790,185,935
Cash	1,998
Foreign currency, at value (identified cost, $312,764)	309,935
Receivables for
Investments sold	138,323
Fund shares sold	639,832
Interest and dividends	109,959
Other assets	6,439
Total assets		$791,392,421
Liabilities
Payables for
Investments purchased	$15,068
Fund shares reacquired	1,400,961
Collateral for securities loaned, at value	1,421,978
Payable to affiliates
Investment adviser	77,255
Shareholder servicing costs	997
Distribution and/or service fees	10,525
Payable for independent Trustees’ compensation	539
Accrued expenses and other liabilities	134,142
Total liabilities		$3,061,465
Net assets		$788,330,956
Net assets consist of
Paid-in capital	$714,670,986
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	77,652,678
Accumulated distributions in excess of net realized gain on investments and foreign currency	(3,992,708)
Net assets		$788,330,956
Shares of beneficial interest outstanding		51,330,419

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$395,107,425	25,137,543	$15.72
Service Class	393,223,531	26,192,876	15.01

See Notes to Financial Statements

9

MFS New Discovery Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/12
Net investment loss
Income
Dividends	$4,444,948
Income on securities loaned	545,673
Dividends from underlying affiliated funds	4,090
Foreign taxes withheld	(25,378)
Total investment income		$4,969,333
Expenses
Management fee	$6,501,060
Distribution and/or service fees	887,777
Shareholder servicing costs	68,204
Administrative services fee	113,358
Independent Trustees’ compensation	19,253
Custodian fee	96,912
Shareholder communications	127,099
Audit and tax fees	55,242
Legal fees	9,846
Miscellaneous	45,015
Total expenses		$7,923,766
Fees paid indirectly	(104)
Reduction of expenses by investment adviser	(2,550)
Net expenses		$7,921,112
Net investment loss		$(2,951,779)
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$17,766,140
Foreign currency	(121,812)
Net realized gain (loss) on investments and foreign currency		$17,644,328
Change in unrealized appreciation (depreciation)
Investments	$121,532,542
Translation of assets and liabilities in foreign currencies	1,594
Net unrealized gain (loss) on investments and foreign currency translation		$121,534,136
Net realized and unrealized gain (loss) on investments and foreign currency		$139,178,464
Change in net assets from operations		$136,226,685

See Notes to Financial Statements

10

MFS New Discovery Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2012	2011
Change in net assets
From operations
Net investment loss	$(2,951,779)	$(5,355,422)
Net realized gain (loss) on investments and foreign currency	17,644,328	54,611,110
Net unrealized gain (loss) on investments and foreign currency translation	121,534,136	(125,805,522)
Change in net assets from operations	$136,226,685	$(76,549,834)
Distributions declared to shareholders
From net realized gain on investments	$(66,916,984)	$(94,303,410)
Change in net assets from fund share transactions	$43,021,119	$23,275,762
Total change in net assets	$112,330,820	$(147,577,482)
Net assets
At beginning of period	676,000,136	823,577,618
At end of period	$788,330,956	$676,000,136

See Notes to Financial Statements

11

MFS New Discovery Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.29	$18.31	$13.43	$8.23	$16.63
Income (loss) from investment operations
Net investment loss (d)	$(0.05)	$(0.10)	$(0.08)	$(0.06)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	3.00	(1.70)	4.96	5.26	(5.54)
Total from investment operations	$2.95	$(1.80)	$4.88	$5.20	$(5.58)
Less distributions declared to shareholders
From net realized gain on investments	$(1.52)	$(2.22)	$—	$—	$(2.82)
Net asset value, end of period (x)	$15.72	$14.29	$18.31	$13.43	$8.23
Total return (%) (k)(r)(s)(x)	21.22	(10.27)	36.34	63.18	(39.33)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	0.98	1.01	1.03	1.01
Expenses after expense reductions (f)	0.97	0.98	1.01	1.03	1.01
Net investment loss	(0.29)	(0.56)	(0.54)	(0.57)	(0.36)
Portfolio turnover	122	177	195	158	121
Net assets at end of period (000 omitted)	$395,107	$363,412	$499,020	$423,042	$289,596

See Notes to Financial Statements

12

MFS New Discovery Series

Financial Highlights - continued

Service Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.74	$17.74	$13.05	$8.01	$16.31
Income (loss) from investment operations
Net investment loss (d)	$(0.08)	$(0.14)	$(0.11)	$(0.08)	$(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency	2.87	(1.64)	4.80	5.12	(5.41)
Total from investment operations	$2.79	$(1.78)	$4.69	$5.04	$(5.48)
Less distributions declared to shareholders
From net realized gain on investments	$(1.52)	$(2.22)	$—	$—	$(2.82)
Net asset value, end of period (x)	$15.01	$13.74	$17.74	$13.05	$8.01
Total return (%) (k)(r)(s)(x)	20.90	(10.49)	35.94	62.92	(39.52)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.22	1.23	1.26	1.28	1.26
Expenses after expense reductions (f)	1.22	1.23	1.26	1.28	1.26
Net investment loss	(0.53)	(0.80)	(0.79)	(0.82)	(0.60)
Portfolio turnover	122	177	195	158	121
Net assets at end of period (000 omitted)	$393,224	$312,589	$324,557	$219,982	$125,421

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS New Discovery Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS New Discovery Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In this reporting period the fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the FASB issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

14

MFS New Discovery Series

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$734,569,498	$—	$—	$734,569,498
Greece	18,013,557	—	—	18,013,557
British Virgin Islands	11,346,907	—	—	11,346,907
Australia	—	10,279,248	—	10,279,248
India	5,099,616	—	—	5,099,616
Canada	3,311,394	—	—	3,311,394
Israel	3,244,312	—	—	3,244,312
Mutual Funds	4,321,403	—	—	4,321,403
Total Investments	$779,906,687	$10,279,248	$—	$790,185,935

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. Collateral for securities loaned is held at carrying value, which approximates fair value. If the collateral for securities loaned was carried at fair value, its fair value would be considered level 2 under the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

15

MFS New Discovery Series

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2012, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/12	12/31/11
Ordinary income (including any short-term capital gains)	$63,972,122	$29,763,811
Long-term capital gains	2,944,862	64,539,599
Total distributions	$66,916,984	$94,303,410

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/12
Cost of investments	$724,164,919
Gross appreciation	100,311,457
Gross depreciation	(34,290,441)
Net unrealized appreciation (depreciation)	$66,021,016
Undistributed ordinary income	7,641,783
Other temporary differences	(2,829)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net realized gain on investments
	Year ended 12/31/12	Year ended 12/31/11
Initial Class	$32,481,201	$50,955,129
Service Class	34,435,783	43,348,281
Total	$66,916,984	$94,303,410

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Average daily net assets in excess of $1 billion	0.80%

The management fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

16

MFS New Discovery Series

Notes to Financial Statements – continued

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2012, the fee was $65,837, which equated to 0.0091% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2012, these costs amounted to $2,367.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.0157% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $6,023 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $2,550, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $873,874,593 and $958,894,623, respectively. Purchases exclude the value of securities acquired in connection with the SC Invesco Small Cap Growth Fund merger. (See Note 8.)

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	2,746,390	$43,775,613	6,070,255	$105,677,682
Service Class	6,587,168	98,896,957	7,612,042	131,491,764
	9,333,558	$142,672,570	13,682,297	$237,169,446
Shares issued in connection with acquisition of SC Invesco Small Cap Growth Fund
Initial Class	3,344,064	$50,696,015
Service Class	978,602	14,170,159
	4,322,666	$64,866,174
Shares issued to shareholders in reinvestment of distributions
Initial Class	2,175,566	$32,481,201	3,433,634	$50,955,129
Service Class	2,413,159	34,435,783	3,035,594	43,348,281
	4,588,725	$66,916,984	6,469,228	$94,303,410

17

MFS New Discovery Series

Notes to Financial Statements – continued

	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Shares reacquired
Initial Class	(8,565,708)	$(133,371,779)	(11,317,023)	$(204,277,916)
Service Class	(6,538,410)	(98,062,830)	(6,185,971)	(103,919,178)
	(15,104,118)	$(231,434,609)	(17,502,994)	$(308,197,094)
Net change
Initial Class	(299,688)	$(6,418,950)	(1,813,134)	$(47,645,105)
Service Class	3,440,519	49,440,069	4,461,665	70,920,867
	3,140,831	$43,021,119	2,648,531	$23,275,762

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Conservative Allocation Portfolio, and the MFS Growth Allocation Portfolio were the owners of record of approximately 4%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2012, the fund’s commitment fee and interest expense were $4,593 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	2,841,923	199,725,840	(199,668,338)	2,899,425

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$4,090	$2,899,425

(8)	Acquisitions

At close of business on December 7, 2012, the fund with net assets of approximately $696,346,137, acquired all of the assets and liabilities of SC Invesco Small Cap Growth Fund, a series of Sun Capital Advisers Trust. The purpose of the transaction was to provide shareholders of SC Invesco Small Cap Growth Fund the opportunity to participate in a larger combined portfolio with a similar investment objective and similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of approximately 4,322,666 shares of the fund (valued at approximately $64,866,174) for all of the assets and liabilities of SC Invesco Small Cap Growth Fund. SC Invesco Small Cap Growth Fund then distributed the shares of the fund that SC Invesco Small Cap Growth Fund received from the fund to its shareholders. SC Invesco Small Cap Growth Fund’s investments on that date were valued at approximately $64,381,321 with a cost basis of approximately $63,503,848. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from SC Invesco Small Cap Growth Fund were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of SC Invesco Small Cap Growth Fund that have been included in the fund’s Statement of Operations since December 7, 2012. No pro forma information is provided as it is not material to the combined fund results.

18

MFS New Discovery Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS New Discovery Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS New Discovery Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS New Discovery Series as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2013

19

MFS New Discovery Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 68)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	N/A

John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A

J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

20

MFS New Discovery Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A

Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

21

MFS New Discovery Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Thomas Wetherald

22

MFS New Discovery Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2012 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2011 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2011, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 5th quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2011 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

23

MFS New Discovery Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2012.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios – VIT” in the “Products” section of the MFS Web site (mfs.com).

24

MFS New Discovery Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios – VIT” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $3,240,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 3.02% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received reduction.

25

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

ANNUAL REPORT

December 31, 2012

MFS® RESEARCH INTERNATIONAL SERIES

MFS® Variable Insurance Trust

VRI-ANN

MFS® RESEARCH INTERNATIONAL SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Research International Series

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

The global market outlook for 2013 is one of cautious optimism. While we are seeing some positive economic trends in the United States, Europe and China, the overall environment remains challenging. In the United States, the recent fiscal cliff agreement was received positively by investors, even though it mostly addressed pressing taxation issues and did not resolve additional concerns, including the need for spending cuts and a large-scale reduction of the federal debt. These issues will be front and center again in the spring. Despite the ongoing uncertainty, economic tailwinds are gathering strength as the U.S. housing and job markets are improving and consumer confidence is rising.

Overseas, the debt crisis continues to weigh heavily on eurozone markets, with even Germany — long an economic stalwart — experiencing some contraction. These ongoing challenges could be a drag on global market performance this year. In Asia, manufacturing activity has accelerated in emerging markets such as China and India, and we are seeing signs of stabilized loan growth in China, a leading indicator of that country’s economic health. In contrast, Japan’s economy is contracting sharply under deflationary pressures. Nevertheless, Japanese markets have responded favorably to early actions by the new government, which appears determined to act aggressively, along with the Bank of Japan, to stimulate growth.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process revolves around global research and our disciplined risk management approach. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We remain mindful of the many economic challenges investors face today, and believe it is more important than ever to maintain a long-term view, employ time-tested principles, such as asset allocation and diversification, and work closely with investment advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Research International Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Royal Dutch Shell PLC, “A”	3.1%
Roche Holding AG	2.9%
Nestle S.A.	2.8%
Rio Tinto Ltd.	2.6%
Novartis AG	2.2%
BP PLC	2.1%
Heineken N.V.	2.0%
Westpac Banking Corp.	2.0%
Bayer AG	2.0%
Barclays PLC	1.9%

Global equity sectors
Financial Services	24.5%
Capital Goods	24.3%
Energy	11.4%
Consumer Staples	9.9%
Health Care	9.8%
Consumer Cyclicals	7.4%
Technology	7.1%
Telecommunications/Cable Television	5.1%

Issuer country weightings (x)
Japan	21.1%
United Kingdom	18.3%
Switzerland	12.7%
France	8.7%
Germany	6.3%
Netherlands	5.6%
Hong Kong	5.1%
Australia	3.4%
Brazil	2.4%
Other Countries	16.4%

Currency exposure weightings (y)
Euro	24.6%
Japanese Yen	21.1%
British Pound Sterling	18.3%
Swiss Franc	12.7%
Hong Kong Dollar	6.6%
Australian Dollar	3.4%
United States Dollar	2.7%
Brazilian Real	2.4%
Swedish Krona	1.8%
Other Currencies	6.4%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets.

Percentages are based on net assets as of 12/31/12.

The portfolio is actively managed and current holdings may be different.

2

MFS Research International Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2012, Initial Class shares of the MFS Research International Series (“fund”) provided a total return of 16.70%, while Service Class shares of the fund provided a total return of 16.41%. These compare with a return of 17.90% over the same period for the fund’s benchmark, the MSCI EAFE Index.

Market Environment

The beginning of the period was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

During the middle of the period, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the second half of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, as we moved toward year end, the fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline.

Detractors from Performance

Stock selection in the financial services sector detracted from performance relative to the MSCI EAFE Index. Holdings of financial services firm Itau Unibanco Holding (b) (Brazil) were among the fund’s top relative detractors for the reporting period. Shares of Itau Unibanco Holding declined after the company reported that it expected a continued increase in its loan loss provisions, attributable to slower-than-expected growth of the Brazilian economy.

Stock selection in the capital goods sector was another negative factor for relative results. Holdings of mining company Iluka Resources (Australia), Japanese parcel delivery services company Yamato Holdings, and mining equipment manufacturer Joy Global (b) weighed on relative returns as all three stocks lagged the benchmark during the reporting period. Shares of Iluka Resources declined as a result of lower sales volume and softened demand for high-grade titanium dioxide products and Zircon, a mineral used widely in electronics manufacturing and one of the company’s main commodities.

Stock selection in the telecom/cable TV sector also dampened relative performance. The fund’s holdings of Hong Kong listed telecommunication services provider China Unicom (Hong Kong) (b) held back relative results. Shares of the company underperformed the market after its management reported lower-than-expected profits. Slower growth in mobile average revenue per user, in the face of heightened competition in China, was cited as the main reason for the lower earnings.

Stocks in other sectors that held back relative returns included oil and gas exploration company INPEX (Japan), pharmaceutical company Santen Pharmaceutical (Japan), printers and computer peripherals maker Canon (Japan), Brazilian medical diagnostics company Diagnosticos da America (b), and television broadcasting services provider Nippon Television Holdings (b) (Japan).

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Contributors to Performance

Stock selection in the health care sector contributed to relative performance. Holdings of healthcare products maker Bayer (Germany) and healthcare services provider Rhoen-Klinikum (b)(h) (Germany) aided relative results as both stocks significantly outpaced the benchmark during the reporting period. Shares of Bayer benefited from results that exceeded consensus estimates driven primarily by positive results in the company’s Crop Science division which, due to favorable weather, benefited from an early start to the season. Additionally, management announced that its blockbuster Xarelto was approved by the European Union for the treatment of Pulmonary Embolism and the prevention of Deep Vein Thrombosis.

Stock selection in the technology sector also supported relative results. No individual securities within this sector were among the fund’s top relative contributors for the reporting period.

3

MFS Research International Series

Management Review – continued

Top relative contributors in other sectors included Dutch brewer Heineken, financial services firm Barclays (United Kingdom), paint and specialty chemicals manufacturer Akzo Nobel (Netherlands), Austrian financial services company Erste Group Bank, reinsurance company Swiss Re (Switzerland), casino resort operator Sands China (Hong Kong), and Australian financial services firm Westpac Banking. Shares of Heineken rose as the firm reached an agreement to purchase Fraser & Neave’s stake in their joint venture, Asia Pacific Breweries, effectively consolidating ownership under Heineken. Adding Singapore-based Asia Pacific Breweries, whose flagship brand is Tiger Beer, to its portfolio is a key element in Heineken’s growth strategy in the Asia region. The fund’s avoidance of poor-performing Spanish telecommunications company Telefónica also boosted relative results.

Respectfully,

Jose Luis Garcia	Thomas Melendez
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the fund at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Research International Series

PERFORMANCE SUMMARY THROUGH 12/31/12

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 12/31/12

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	Life (t)
Initial Class	4/29/05	16.70%	(2.77)%	5.32%
Service Class	4/29/05	16.41%	(3.01)%	5.05%

Comparative benchmark
MSCI EAFE Index (f)		17.90%	(3.21)%	4.56%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)

Benchmark Definition

MSCI EAFE (Europe, Australasia, Far East) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Research International Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2012 through December 31, 2012

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/12	Ending Account Value 12/31/12	Expenses Paid During Period (p) 7/01/12-12/31/12
Initial Class	Actual	1.10%	$1,000.00	$1,129.54	$5.89
	Hypothetical (h)	1.10%	$1,000.00	$1,019.61	$5.58
Service Class	Actual	1.35%	$1,000.00	$1,128.55	$7.22
	Hypothetical (h)	1.35%	$1,000.00	$1,018.35	$6.85

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Research International Series

PORTFOLIO OF INVESTMENTS – 12/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.5%
Alcoholic Beverages – 2.0%
Heineken N.V.	42,028	$2,803,390

Apparel Manufacturers – 1.9%
Li & Fung Ltd.	712,000	$1,279,110
LVMH Moet Hennessy Louis Vuitton S.A.	7,600	1,416,239

		$2,695,349

Automotive – 3.6%
DENSO Corp.	51,500	$1,791,939
GKN PLC	220,626	823,211
Honda Motor Co. Ltd.	63,900	2,355,253

		$4,970,403

Broadcasting – 1.5%
Nippon Television Holdings, Inc.	62,000	$823,709
Publicis Groupe S.A.	21,420	1,283,395

		$2,107,104

Business Services – 2.8%
Amadeus IT Holding S.A.	33,270	$834,886
Cognizant Technology Solutions Corp., “A” (a)	9,840	728,652
Compass Group PLC	58,450	691,274
Mitsubishi Corp.	47,500	913,032
Nomura Research, Inc.	34,500	713,615

		$3,881,459

Computer Software – 0.6%
Dassault Systems S.A.	7,983	$893,659

Computer Software – Systems – 1.1%
Canon, Inc.	37,700	$1,478,676

Conglomerates – 0.9%
Hutchison Whampoa Ltd.	115,000	$1,219,955

Consumer Products – 1.2%
Reckitt Benckiser Group PLC	26,693	$1,672,149

Electrical Equipment – 3.7%
Legrand S.A.	11,244	$474,573
Schneider Electric S.A.	29,436	2,195,441
Siemens AG	22,531	2,448,886

		$5,118,900

Electronics – 1.0%
ASML Holding N.V.	5,000	$323,698
Taiwan Semiconductor Manufacturing Co. Ltd.	321,174	1,074,941

		$1,398,639

Energy – Independent – 2.3%
Cairn Energy PLC	59,647	$261,307
Cenovus Energy, Inc.	17,020	569,615
CNOOC Ltd.	248,000	544,548
INPEX Corp.	202	1,078,044
Reliance Industries Ltd.	46,175	715,401

		$3,168,915

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Energy – Integrated – 5.9%
BG Group PLC	63,280	$1,061,096
BP PLC	416,032	2,882,587
Royal Dutch Shell PLC, “A”	120,909	4,272,262

		$8,215,945

Engineering – Construction – 1.9%
JGC Corp.	59,000	$1,837,982
Keppel Corp. Ltd.	91,900	835,048

		$2,673,030

Food & Beverages – 5.2%
Groupe Danone	38,355	$2,534,101
M. Dias Branco S.A. Industria e Comercio de Alimentos	20,200	774,864
Nestle S.A.	59,130	3,853,002

		$7,161,967

Food & Drug Stores – 0.8%
Lawson, Inc.	12,300	$836,072
Wumart Stores, Inc., “H”	138,000	299,874

		$1,135,946

Gaming & Lodging – 1.1%
Sands China Ltd.	349,200	$1,564,192

Insurance – 4.9%
AIA Group Ltd.	343,000	$1,367,006
Delta Lloyd N.V.	29,290	487,456
Hiscox Ltd.	83,676	609,099
ING Groep N.V. (a)	189,331	1,810,514
Sony Financial Holdings, Inc.	36,600	658,365
Swiss Re Ltd.	26,145	1,908,173

		$6,840,613

Internet – 0.5%
Yahoo Japan Corp.	2,265	$733,110

Machinery & Tools – 3.3%
Glory Ltd.	44,500	$1,030,809
Joy Global, Inc.	22,370	1,426,759
Schindler Holding AG	12,013	1,735,172
Sinotruk Hong Kong Ltd.	415,500	319,731

		$4,512,471

Major Banks – 11.3%
Banco Santander S.A.	113,549	$915,555
Barclays PLC	615,786	2,659,200
BNP Paribas	34,490	1,944,103
BOC Hong Kong Holdings Ltd.	164,500	516,083
HSBC Holdings PLC	126,645	1,339,503
Mitsubishi UFJ Financial Group, Inc.	182,000	979,367
Standard Chartered PLC	88,813	2,251,291
Sumitomo Mitsui Financial Group, Inc.	64,100	2,328,690
Westpac Banking Corp.	102,110	2,791,525

		$15,725,317

7

MFS Research International Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Medical & Health Technology & Services – 1.0%
Diagnosticos da America S.A.	87,200	$566,673
Miraca Holdings, Inc.	19,700	793,213

		$1,359,886

Medical Equipment – 0.5%
Sonova Holding AG	6,830	$757,188

Metals & Mining – 3.6%
Iluka Resources Ltd.	147,601	$1,430,364
Rio Tinto Ltd.	61,280	3,570,936

		$5,001,300

Natural Gas – Distribution – 1.5%
China Resources Gas Group Ltd.	70,000	$144,782
GDF SUEZ	40,197	826,379
Tokyo Gas Co. Ltd.	242,000	1,106,413

		$2,077,574

Network & Telecom – 1.1%
Ericsson, Inc., “B”	154,920	$1,558,226

Other Banks & Diversified Financials – 7.0%
Aeon Credit Service Co. Ltd.	36,200	$730,884
Bank Rakyat Indonesia	639,500	465,730
DBS Group Holdings Ltd.	98,000	1,199,650
Erste Group Bank AG (a)	60,116	1,922,241
Grupo Financiero Santander Mexico S.A.B. de C.V., ADR (a)	36,190	585,554
HDFC Bank Ltd., ADR	15,250	620,980
ICICI Bank Ltd.	24,301	511,871
Itau Unibanco Holding S.A., ADR	26,690	439,317
KBC Group N.V.	27,511	957,591
PT Bank Mandiri Tbk.	535,000	452,435
Siam Commercial Bank Co. Ltd.	100,200	592,880
UBS AG	79,536	1,250,797

		$9,729,930

Pharmaceuticals – 8.3%
Bayer AG	28,889	$2,743,377
Novartis AG	48,780	3,088,336
Roche Holding AG	19,480	3,968,561
Santen Pharmaceutical Co. Ltd.	46,800	1,790,754

		$11,591,028

Precious Metals & Minerals – 0.4%
Newcrest Mining Ltd.	23,499	$548,630

Railroad & Shipping – 1.4%
East Japan Railway Co.	12,400	$801,738
Kuehne & Nagel, Inc. AG	9,480	1,153,723

		$1,955,461

Real Estate – 1.3%
GSW Immobilien AG	13,997	$591,626
Hang Lung Properties Ltd.	292,000	1,170,776

		$1,762,402

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Restaurants – 1.4%
Arcos Dorados Holdings, Inc.	79,290	$948,308
Whitbread PLC	24,992	996,346

		$1,944,654

Specialty Chemicals – 4.4%
Akzo Nobel N.V.	36,040	$2,378,172
Chugoku Marine Paints Ltd.	48,000	286,443
Linde AG	13,448	2,345,189
Nippon Paint Co. Ltd.	53,000	455,562
Symrise AG	16,518	591,296

		$6,056,662

Specialty Stores – 0.7%
Hennes & Mauritz AB, “B”	27,990	$972,634

Telecommunications – Wireless – 3.2%
KDDI Corp.	30,400	$2,147,304
TIM Participacoes S.A., ADR	20,660	409,481
Vodafone Group PLC	738,020	1,856,022

		$4,412,807

Telephone Services – 1.9%
Bezeq – The Israel Telecommunication Corp. Ltd.	365,720	$422,341
BT Group PLC	143,770	541,940
China Unicom (Hong Kong) Ltd.	500,000	810,757
Telecom Italia S.p.A.	284,394	257,070
Telecom Italia S.p.A.	799,196	632,406

		$2,664,514

Tobacco – 1.5%
Japan Tobacco, Inc.	75,500	$2,126,392

Trucking – 1.1%
Yamato Holdings Co. Ltd.	97,700	$1,485,579

Utilities – Electric Power – 1.1%
CEZ A.S.	16,448	$588,408
Energias do Brasil S.A.	152,000	934,386

		$1,522,794

Utilities – Water – 0.6%
Companhia de Saneamento Basico do Estado de Sao Paulo	5,600	$234,966
SUEZ Environment	46,830	564,664

		$799,630

Total Common Stocks (Identified Cost, $134,829,947)		$138,298,480

MONEY MARKET FUNDS – 0.5%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value (v)	739,736	$739,736

Total Investments (Identified Cost, $135,569,683)		$139,038,216

OTHER ASSETS, LESS LIABILITIES – (0.0)%		(20,933)

Net Assets – 100.0%		$139,017,283

8

MFS Research International Series

Portfolio of Investments – continued

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

See Notes to Financial Statements

9

MFS Research International Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/12
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $134,829,947)	$138,298,480
Underlying affiliated funds, at cost and value	739,736
Total investments, at value (identified cost, $135,569,683)	$139,038,216
Foreign currency, at value (identified cost, $3,222)	3,227
Receivables for
Fund shares sold	107,800
Interest and dividends	194,697
Other assets	1,439
Total assets		$139,345,379
Liabilities
Payable for fund shares reacquired	$179,714
Payable to affiliates
Investment adviser	27,886
Shareholder servicing costs	258
Distribution and/or service fees	1,032
Payable for independent Trustees’ compensation	89
Deferred country tax expense payable	33,169
Accrued expenses and other liabilities	85,948
Total liabilities		$328,096
Net assets		$139,017,283
Net assets consist of
Paid-in capital	$159,524,167
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $33,169 deferred country tax)	3,435,120
Accumulated net realized gain (loss) on investments and foreign currency	(26,535,641)
Undistributed net investment income	2,593,637
Net assets		$139,017,283
Shares of beneficial interest outstanding		11,257,135

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$101,015,960	8,165,292	$12.37
Service Class	38,001,323	3,091,843	12.29

See Notes to Financial Statements

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MFS Research International Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/12
Net investment income
Income
Dividends	$4,443,904
Interest	55,436
Dividends from underlying affiliated funds	1,525
Foreign taxes withheld	(331,643)
Total investment income		$4,169,222
Expenses
Management fee	$1,185,467
Distribution and/or service fees	82,220
Shareholder servicing costs	12,853
Administrative services fee	29,150
Independent Trustees’ compensation	5,317
Custodian fee	90,921
Shareholder communications	38,352
Audit and tax fees	68,974
Legal fees	1,674
Miscellaneous	18,902
Total expenses		$1,533,830
Fees paid indirectly	(7)
Reduction of expenses by investment adviser	(2,865)
Net expenses		$1,530,958
Net investment income		$2,638,264
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $1,735 country tax)	$(102,379)
Foreign currency	(43,041)
Net realized gain (loss) on investments and foreign currency		$(145,420)
Change in unrealized appreciation (depreciation)
Investments (net of $29,393 increase in deferred country tax)	$18,213,960
Translation of assets and liabilities in foreign currencies	4,782
Net unrealized gain (loss) on investments and foreign currency translation		$18,218,742
Net realized and unrealized gain (loss) on investments and foreign currency		$18,073,322
Change in net assets from operations		$20,711,586

See Notes to Financial Statements

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MFS Research International Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2012	2011
Change in net assets
From operations
Net investment income	$2,638,264	$3,133,930
Net realized gain (loss) on investments and foreign currency	(145,420)	11,259,517
Net unrealized gain (loss) on investments and foreign currency translation	18,218,742	(26,864,187)
Change in net assets from operations	$20,711,586	$(12,470,740)
Distributions declared to shareholders
From net investment income	$(3,113,056)	$(2,592,949)
Change in net assets from fund share transactions	$(2,678,640)	$(48,406,200)
Total change in net assets	$14,919,890	$(63,469,889)
Net assets
At beginning of period	124,097,393	187,567,282
At end of period (including undistributed net investment income of $2,593,637 and $3,105,975, respectively)	$139,017,283	$124,097,393

See Notes to Financial Statements

12

MFS Research International Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.86	$12.44	$11.40	$8.89	$16.12
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.25	$0.18	$0.17	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	1.55	(1.59)	1.03	2.51	(6.82)
Total from investment operations	$1.79	$(1.34)	$1.21	$2.68	$(6.57)
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.24)	$(0.17)	$(0.17)	$(0.10)
From net realized gain on investments	—	—	—	—	(0.56)
Total distributions declared to shareholders	$(0.28)	$(0.24)	$(0.17)	$(0.17)	$(0.66)
Net asset value, end of period (x)	$12.37	$10.86	$12.44	$11.40	$8.89
Total return (%) (k)(r)(s)(x)	16.70	(10.88)	10.81	30.86	(42.39)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	1.14	1.15	1.23	1.35
Expenses after expense reductions (f)	1.10	1.10	1.10	1.10	1.10
Net investment income	2.08	2.04	1.60	1.78	2.06
Portfolio turnover	37	47	61	92	77
Net assets at end of period (000 omitted)	$101,016	$95,151	$145,085	$146,044	$115,944

See Notes to Financial Statements

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MFS Research International Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.79	$12.35	$11.33	$8.83	$16.02
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.21	$0.14	$0.15	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	1.55	(1.56)	1.03	2.49	(6.81)
Total from investment operations	$1.75	$(1.35)	$1.17	$2.64	$(6.56)
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.21)	$(0.15)	$(0.14)	$(0.07)
From net realized gain on investments	—	—	—	—	(0.56)
Total distributions declared to shareholders	$(0.25)	$(0.21)	$(0.15)	$(0.14)	$(0.63)
Net asset value, end of period (x)	$12.29	$10.79	$12.35	$11.33	$8.83
Total return (%) (k)(r)(s)(x)	16.41	(11.06)	10.48	30.57	(42.52)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.35	1.39	1.40	1.49	1.58
Expenses after expense reductions (f)	1.35	1.35	1.35	1.35	1.35
Net investment income	1.78	1.72	1.27	1.56	2.01
Portfolio turnover	37	47	61	92	77
Net assets at end of period (000 omitted)	$38,001	$28,947	$42,482	$34,215	$22,000

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

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MFS Research International Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research International Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period the fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the FASB issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to

15

MFS Research International Series

Notes to Financial Statements – continued

determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$5,740,913	$23,542,032	$—	$29,282,945
United Kingdom	—	25,488,224	—	25,488,224
Switzerland	4,610,190	13,104,763	—	17,714,953
France	826,379	11,306,175	—	12,132,554
Germany	591,296	8,129,074	—	8,720,370
Netherlands	—	7,803,231	—	7,803,231
Hong Kong	—	7,117,121	—	7,117,121
Australia	—	4,770,520	—	4,770,520
Brazil	848,798	2,510,889	—	3,359,687
Other Countries	6,061,156	15,847,719	—	21,908,875
Mutual Funds	739,736	—	—	739,736
Total Investments	$19,418,468	$119,619,748	$—	$139,038,216

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $57,684,886 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $3,853,002 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2012, there were no securities on loan or collateral outstanding.

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Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2012, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/12	12/31/11
Ordinary income (including any short-term capital gains)	$3,113,056	$2,592,949

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/12
Cost of investments	$136,365,174
Gross appreciation	12,888,263
Gross depreciation	(10,215,221)
Net unrealized appreciation (depreciation)	$2,673,042
Undistributed ordinary income	2,601,468
Capital loss carryforwards	(25,740,150)
Other temporary differences	(41,244)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

17

MFS Research International Series

Notes to Financial Statements – continued

As of December 31, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
12/31/16	$(20,084,186)
12/31/17	(3,004,405)
12/31/18	(2,184,929)
Total	$(25,273,520)
Post-enactment losses:
Long-Term	$(466,630)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/12	Year ended 12/31/11
Initial Class	$2,394,595	$2,068,928
Service Class	718,461	524,021
Total	$3,113,056	$2,592,949

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.90% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.10% of average daily net assets for the Initial Class shares and 1.35% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2014. For the year ended December 31, 2012, this reduction amounted to $2,402 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2012, the fee was $11,989, which equated to 0.0091% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2012, these costs amounted to $864.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.0221% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

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MFS Research International Series

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,096 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $463, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $47,712,786 and $50,861,782, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	978,518	$10,913,908	1,306,904	$15,524,751
Service Class	858,903	9,908,302	919,669	10,732,113
	1,837,421	$20,822,210	2,226,573	$26,256,864
Shares issued to shareholders in reinvestment of distributions
Initial Class	210,421	$2,394,595	176,983	$2,068,928
Service Class	63,468	718,461	45,096	524,021
	273,889	$3,113,056	222,079	$2,592,949
Shares reacquired
Initial Class	(1,783,237)	$(20,723,000)	(4,390,766)	$(56,183,520)
Service Class	(512,636)	(5,890,906)	(1,721,998)	(21,072,493)
	(2,295,873)	$(26,613,906)	(6,112,764)	$(77,256,013)
Net change
Initial Class	(594,298)	$(7,414,497)	(2,906,879)	$(38,589,841)
Service Class	409,735	4,735,857	(757,233)	(9,816,359)
	(184,563)	$(2,678,640)	(3,664,112)	$(48,406,200)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2012, the fund’s commitment fee and interest expense were $836 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

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MFS Research International Series

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	214,504	31,393,003	(30,867,771)	739,736

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,525	$739,736

20

MFS Research International Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Research International Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research International Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research International Series as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2013

21

MFS Research International Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 68)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	N/A

John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A

J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

22

MFS Research International Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A

Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

23

MFS Research International Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust 1 Lincoln Street Boston MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Jose Luis Garcia Thomas Melendez

24

MFS Research International Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2012 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2011 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2011, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2011 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

25

MFS Research International Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median, and the Fund’s total expense ratio was higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account the expense limitation noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2012.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios – VIT” in the “Products” section of the MFS Web site (mfs.com).

26

MFS Research International Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios – VIT” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

Income derived from foreign sources was $3,974,030. The fund intends to pass through foreign tax credits of $263,837 for the fiscal year.

27

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

ANNUAL REPORT

December 31, 2012

MFS® UTILITIES SERIES

MFS® Variable Insurance Trust

VUF-ANN

MFS® UTILITIES SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Utilities Series

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

The global market outlook for 2013 is one of cautious optimism. While we are seeing some positive economic trends in the United States, Europe and China, the overall environment remains challenging. In the United States, the recent fiscal cliff agreement was received positively by investors, even though it mostly addressed pressing taxation issues and did not resolve additional concerns, including the need for spending cuts and a large-scale reduction of the federal debt. These issues will be front and center again in the spring. Despite the ongoing uncertainty, economic tailwinds are gathering strength as the U.S. housing and job markets are improving and consumer confidence is rising.

Overseas, the debt crisis continues to weigh heavily on eurozone markets, with even Germany — long an economic stalwart — experiencing some contraction. These ongoing challenges could be a drag on global market performance this year. In Asia, manufacturing activity has accelerated in emerging markets such as China and India, and we are seeing signs of stabilized loan growth in China, a leading indicator of that country’s economic health. In contrast, Japan’s economy is contracting sharply under deflationary pressures. Nevertheless, Japanese markets have responded favorably to early actions by the new government, which appears determined to act aggressively, along with the Bank of Japan, to stimulate growth.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process revolves around global research and our disciplined risk management approach. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We remain mindful of the many economic challenges investors face today, and believe it is more important than ever to maintain a long-term view, employ time-tested principles, such as asset allocation and diversification, and work closely with investment advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Utilities Series

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Comcast Corp., “Special A”	3.7%
CMS Energy Corp.	3.3%
Kinder Morgan, Inc.	3.3%
Virgin Media, Inc.	3.3%
Energias de Portugal S.A.	2.7%
Edison International	2.7%
NRG Energy, Inc.	2.3%
Calpine Corp.	2.3%
Time Warner Cable, Inc.	2.2%
Williams Cos., Inc.	2.2%

Top five industries (i)
Utilities – Electric Power	47.9%
Cable TV	13.0%
Natural Gas – Pipeline	9.2%
Telephone Services	8.2%
Natural Gas – Distribution	6.8%

Issuer country weightings (i)(x)
United States	69.4%
Brazil	6.3%
Portugal	4.6%
Spain	3.4%
United Kingdom	2.7%
Germany	1.4%
France	1.4%
Netherlands	1.2%
Italy	1.2%
Other Countries	8.4%

(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.

Percentages are based on net assets as of 12/31/12.

The portfolio is actively managed and current holdings may be different.

2

MFS Utilities Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2012, Initial Class shares of the MFS Utilities Series (“fund”) provided a total return of 13.48%, while Service Class shares of the fund provided a total return of 13.21%. These compare with a return of 16.00% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of 1.29% for the fund’s other benchmark, the Standard & Poor’s 500 Utilities Index (“S&P Utilities Index”).

Market Environment

The beginning of the period was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

During the middle of the period, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the second half of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, as we moved toward year end, the fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline.

Detractors from Performance

Security selection and an underweight position in the natural gas distribution industry dampened relative performance relative to the S&P Utilities Index. An underweight position in natural gas supplier Sempra Energy negatively impacted relative results as the stock posted strong returns for the reporting period. Despite there being an oversupply of liquefied natural gas in the U.S., Sempra began to earn commercial shipping contracts to export natural gas overseas, creating the potential to finally reduce the oversupply and allow prices to increase.

Elsewhere, underweight positions in electric power companies, NextEra Energy and American Electric Power, and in diversified energy company DTE Energy weakened relative results as all three stocks outperformed the benchmark during the period. NextEra traded higher throughout the period as the company experienced steady income growth. Other top relative detractors for the period included the fund’s holdings of cellular communications services firm Cellcom Israel (Israel), wireless communications company NII Holdings (h), electric power company Companhia Paranaense de Energia (Brazil), wireless and telecommunications provider Tim Participacoes S.A. (Brazil), natural gas supplier Williams Partners, and telecommunications services firm Bezeq-The Israeli Telecommunication Corp.

Contributors to Performance

The fund’s exposure to the cable TV industry, which is not represented in the S&P Utilities Index, was a positive factor for relative performance. The fund’s holdings of media and communications services company Virgin Media and cable providers, Comcast, Time Warner, and Kabel Deutschland (Germany), supported relative results as all four stocks generated strong performance over the period. Shares of Virgin Media traded higher during the latter half of the year on the back of strong earnings due to higher-than-expected net subscriptions in its cable segment.

The combination of an underweight position and strong stock selection in the electric power industry contributed to relative performance. An underweight position in electric power generation holding company, Exelon, and not holding shares of poor-performing retail electric company Southern Company, aided relative returns. Exelon’s stock price declined during the year as management announced in November that if power prices did not increase $3-$6 in the next six months they would have to reevaluate its dividend. This risk to the stock’s dividend yield appeared to have negatively impacted its price performance.

The fund’s exposure to the natural gas pipeline industry, which is not represented in the S&P Utilities Index, also benefited relative results. The fund’s holdings of natural gas pipelines operators Williams Co., Kinder Morgan Energy Partners, and El Paso Corp. (h) bolstered relative performance. Shares of Williams Co. traded higher as colder temperatures during the middle of the period appeared to have drawn investors to the company’s shares. Additionally, industry discussions over efforts to export natural gas were encouraging as gas prices remained depressed due to ample supply. El Paso Corp. was spun-off from El Paso Pipeline Partners and was acquired by Kinder Morgan Energy Partners in May. After the acquisition, the El Paso Corp. stock ceased to exist. The fund

3

MFS Utilities Series

Management Review – continued

continued to hold shares of El Paso Pipeline Partners at the end of the year. Shares of El Paso Corp. performed well as investors appeared to view the acquisition as a positive event for the stock while shares of El Paso Pipeline Partners did not perform as well in comparison.

Elsewhere, the fund’s holding of strong-performing wireless company SBA Communications also supported relative results.

Respectfully,

Robert Persons	Maura Shaughnessy
Portfolio Manager	Portfolio Manager

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Utilities Series

PERFORMANCE SUMMARY THROUGH 12/31/12

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/12

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	1/03/95	13.48%	2.75%	14.80%
Service Class	5/01/00	13.21%	2.49%	14.51%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		16.00%	1.66%	7.10%
Standard & Poor’s 500 Utilities Index (f)		1.29%	0.36%	10.43%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definitions

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s 500 Utilities Index – a market capitalization-weighted index designed to measure the utilities sector, including those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Utilities Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2012 through December 31, 2012

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/12	Ending Account Value 12/31/12	Expenses Paid During Period (p) 7/01/12-12/31/12
Initial Class	Actual	0.81%	$1,000.00	$1,081.75	$4.24
	Hypothetical (h)	0.81%	$1,000.00	$1,021.06	$4.12
Service Class	Actual	1.06%	$1,000.00	$1,080.47	$5.54
	Hypothetical (h)	1.06%	$1,000.00	$1,019.81	$5.38

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Utilities Series

PORTFOLIO OF INVESTMENTS – 12/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 91.8%
Broadcasting – 0.1%
News Corp., “A”	26,860	$686,004

Cable TV – 12.8%
Astro Malaysia Holdings Bhd.	7,100,500	$6,965,827
Charter Communications, Inc., “A” (a)	55,420	4,225,221
Comcast Corp., “Special A”	1,360,745	48,918,783
Kabel Deutschland Holding AG	133,684	9,996,667
Liberty Global, Inc., “A” (a)	147,994	9,322,142
Time Warner Cable, Inc.	302,313	29,381,801
Virgin Media, Inc.	1,170,261	43,007,092
Ziggo N.V.	507,076	16,388,164

		$168,205,697

Energy – Independent – 4.2%
Cabot Oil & Gas Corp.	126,581	$6,296,139
Energen Corp.	160,456	7,234,961
EQT Corp.	322,029	18,993,270
Noble Energy, Inc.	63,250	6,435,055
QEP Resources, Inc.	403,520	12,214,550
WPX Energy, Inc. (a)	289,733	4,311,227

		$55,485,202

Natural Gas – Distribution – 6.8%
AGL Energy Ltd.	174,870	$2,808,188
AGL Resources, Inc.	51,311	2,050,901
Atmos Energy Corp.	39,024	1,370,523
China Resources Gas Group Ltd.	272,000	562,580
Gas Natural SDG S.A.	38,140	697,424
GDF SUEZ	708,262	14,560,616
NiSource, Inc.	688,786	17,143,884
ONEOK, Inc.	261,196	11,166,129
Sempra Energy	228,932	16,240,436
Spectra Energy Corp.	819,067	22,426,055

		$89,026,736

Natural Gas – Pipeline – 9.2%
APA Group	265,078	$1,530,108
Cheniere Energy, Inc. (a)	98,147	1,843,201
El Paso Pipeline Partners LP	54,435	2,012,462
Enagas S.A.	857,931	18,358,921
Enbridge, Inc.	143,280	6,196,748
Kinder Morgan, Inc.	1,224,314	43,255,014
TransCanada Corp.	55,890	2,641,950
Williams Cos., Inc.	864,372	28,299,539
Williams Partners LP	335,809	16,340,466

		$120,478,409

Telecommunications – Wireless – 5.6%
American Tower Corp., REIT	136,408	$10,540,246
Cellcom Israel Ltd.	429,747	3,558,305
Mobile TeleSystems OJSC, ADR	753,201	14,047,199
SBA Communications Corp. (a)	131,398	9,331,886

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Telecommunications – Wireless – continued
Telefonica Deutschland Holding AG (a)	437,490	$3,334,284
TIM Participacoes S.A., ADR	729,322	14,455,162
Turkcell Iletisim Hizmetleri A.S. (a)	948,980	6,144,073
Vodafone Group PLC	4,923,492	12,381,923

		$73,793,078

Telephone Services – 8.2%
Bezeq – The Israel Telecommunication Corp. Ltd.	8,808,161	$10,171,840
BT Group PLC	1,016,110	3,830,222
CenturyLink, Inc.	239,122	9,354,453
China Unicom (Hong Kong) Ltd.	1,090,000	1,767,450
Empresa Nacional de Telecomunicaciones S.A.	264,306	5,465,489
Frontier Communications Corp. (l)	1,086,493	4,650,190
Portugal Telecom, SGPS, S.A.	574,495	2,873,777
PT XL Axiata Tbk	10,007,000	5,942,182
TDC A.S.	2,132,980	15,109,693
Telecom Italia S.p.A.	20,701,924	16,381,486
Telefonica Brasil S.A., ADR	436,397	10,499,712
Verizon Communications, Inc.	329,510	14,257,898
Windstream Corp. (l)	860,850	7,127,838

		$107,432,230

Utilities – Electric Power – 43.5%
AES Corp.	2,120,684	$22,691,319
AES Gener S.A.	694,880	448,482
Alliant Energy Corp.	14,460	634,939
American Electric Power Co., Inc.	446,257	19,046,249
Calpine Corp. (a)	1,682,992	30,512,645
CenterPoint Energy, Inc.	674,684	12,987,667
CEZ A.S.	259,751	9,292,292
Cheung Kong Infrastructure Holdings Ltd.	29,000	178,147
China Hydroelectric Corp., ADR (a)	119,119	204,885
China Longyuan Power Group	5,269,000	3,701,330
Cleco Corp.	15,810	632,558
CLP Holdings Ltd.	824,500	6,923,550
CMS Energy Corp.	1,797,029	43,811,567
Companhia Energetica de Minas Gerais, IPS	1,077,225	11,699,553
Companhia Paranaense de Energia, ADR	252,317	3,873,066
Companhia Paranaense de Energia, IPS	407,700	6,280,912
Dominion Resources, Inc.	51,790	2,682,722
DTE Energy Co.	52,930	3,178,447
Duke Energy Corp.	306,860	19,577,668
E.On Russia JSC	20,766,243	1,777,424
Edison International	783,948	35,426,610
EDP Renovaveis S.A. (a)	4,080,944	21,762,192
Enel OGK-5 OAO (a)	5,446,165	288,777
Energias de Portugal S.A.	11,898,982	35,766,995
Energias do Brasil S.A.	1,701,600	10,460,205
Exelon Corp.	486,183	14,459,082

7

MFS Utilities Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Utilities – Electric Power – continued
FirstEnergy Corp.	484,450	$20,230,632
Great Plains Energy, Inc.	375,666	7,629,776
Iberdrola S.A.	1,973,403	11,004,456
ITC Holdings Corp.	189,604	14,582,444
Light S.A.	678,310	7,444,724
National Grid PLC	454,118	5,201,662
NextEra Energy, Inc.	263,202	18,210,946
Northeast Utilities	333,463	13,031,734
NRG Energy, Inc.	1,332,515	30,634,510
NV Energy, Inc.	343,264	6,226,809
OGE Energy Corp.	395,345	22,261,877
PG&E Corp.	232,560	9,344,261
Portland General Electric Co.	117,880	3,225,197
PPL Corp.	584,606	16,737,270
Public Service Enterprise Group, Inc.	820,521	25,107,943
Red Electrica de Espana	300,383	14,841,193
RWE AG	129,782	5,357,755
SSE PLC	514,244	11,884,736
Terna Participacoes S.A., IEU	304,500	3,242,051
Tractebel Energia S.A.	191,800	3,124,068
Xcel Energy, Inc.	168,240	4,493,690

		$572,117,017

Utilities – Water – 1.4%
Aguas Andinas S.A.	6,831,776	$4,874,540
Companhia de Saneamento Basico do Estado de Sao Paulo	135,300	5,676,943
Companhia de Saneamento de Minas Gerais – Copasa MG	251,000	5,397,776
SUEZ Environnement	260,660	3,142,972

		$19,092,231

Total Common Stocks (Identified Cost, $1,160,630,906)		$1,206,316,604

CONVERTIBLE PREFERRED STOCKS – 3.7%
Utilities – Electric Power – 3.7%
NextEra Energy, Inc., 8.375%	181,450	$9,083,387
NextEra Energy, Inc., 7%	234,402	12,423,306
PPL Corp., 9.5%	259,773	13,588,726
PPL Corp., 8.75%	259,139	13,923,538

Total Convertible Preferred Stocks (Identified Cost, $49,363,423)		$49,018,957

Issuer	Shares/Par	Value ($)

BONDS – 1.2%
Asset-Backed & Securitized – 0.0%
Falcon Franchise Loan LLC, FRN, 6.014%, 2023 (i)(z)	$65,652	$7,386

Energy – Independent – 0.6%
EP Energy LLC, 9.375%, 2020	$7,070,000	$7,971,425

Utilities – Electric Power – 0.6%
GenOn Energy, Inc., 9.875%, 2020	$4,455,000	$5,145,525
Viridian Group FundCo II, Ltd., 11.125%, 2017 (z)	2,195,000	2,282,800

		$7,428,325

Total Bonds (Identified Cost, $13,702,223)		$15,407,136

CONVERTIBLE BONDS – 1.5%
Cable TV – 0.8%
Virgin Media, Inc., 6.5%, 2016	$4,796,559	$9,871,918

Telecommunications – Wireless – 0.7%
SBA Communications Corp., 4%, 2014	$4,174,807	$9,870,809

Total Convertible Bonds (Identified Cost, $10,609,651)		$19,742,727

MONEY MARKET FUNDS – 2.0%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value (v)	26,523,815	$26,523,815

COLLATERAL FOR SECURITIES LOANED – 0.6%
Navigator Securities Lending Prime Portfolio, 0.28%, at Cost and Net Asset Value (j)	7,326,970	$7,326,970

Total Investments (Identified Cost, $1,268,156,988)		$1,324,336,209

OTHER ASSETS, LESS LIABILITIES – (0.8)%		(10,455,438)

Net Assets – 100.0%		$1,313,880,771

(a)	Non-income producing security.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

8

MFS Utilities Series

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Falcon Franchise Loan LLC, FRN, 6.014%, 2023	1/18/02	$2,858	$7,386
Viridian Group FundCo II, Ltd., 11.125%, 2017	3/01/12	2,132,122	2,282,800
Total Restricted Securities			$2,290,186
% of Net assets			0.2%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

IEU	International Equity Unit

IPS	International Preference Stock

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

GBP	British Pound

Derivative Contracts at 12/31/12

Forward Foreign Currency Exchange Contracts at 12/31/12

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	EUR	Credit Suisse Group	3,775,445	1/11/13	$4,909,890	$4,983,741	$73,851
BUY	EUR	Deutsche Bank AG	3,128,103	1/11/13	4,082,324	4,129,224	46,900
BUY	EUR	JPMorgan Chase Bank N.A	869,959	1/11/13	1,114,771	1,148,381	33,610
BUY	EUR	Merrill Lynch International Bank	852,187	1/11/13	1,107,929	1,124,922	16,993
BUY	EUR	UBS AG	5,508,968	1/11/13	7,154,202	7,272,063	117,861
SELL	EUR	Credit Suisse Group	791,641	1/11/13	1,047,610	1,044,998	2,612
SELL	EUR	Deutsche Bank AG	187,873	1/11/13	248,813	248,001	812
SELL	EUR	JPMorgan Chase Bank N.A	37,464	1/11/13	49,456	49,455	1
SELL	EUR	UBS AG	186,110	1/11/13	246,271	245,673	598
BUY	GBP	Barclays Bank PLC	1,822,606	1/11/13	2,929,700	2,960,668	30,968
BUY	GBP	Credit Suisse Group	2,127,762	1/11/13	3,393,205	3,456,368	63,163
BUY	GBP	Deutsche Bank AG	1,996,958	1/11/13	3,200,889	3,243,888	42,999
BUY	GBP	Goldman Sachs International	446,437	1/11/13	720,031	725,198	5,167
BUY	GBP	JPMorgan Chase Bank N.A	505,298	1/11/13	813,283	820,814	7,531
BUY	GBP	UBS AG	317,859	1/11/13	512,318	516,335	4,017

							$447,083

Liability Derivatives
BUY	EUR	UBS AG	2,550,735	1/11/13	$3,377,222	$3,367,075	$(10,147)
SELL	EUR	Credit Suisse Group	847,997	1/11/13	1,101,202	1,119,391	(18,189)
SELL	EUR	Deutsche Bank AG	3,877,397	1/11/13	4,999,961	5,118,322	(118,361)
SELL	EUR	JPMorgan Chase Bank N.A	3,737,239	1/11/13	4,816,240	4,933,308	(117,068)
SELL	EUR	Merrill Lynch International Bank	109,502	1/11/13	141,741	144,547	(2,806)
SELL	EUR	UBS AG	84,827,178	1/11/13-3/18/13	111,000,963	112,040,599	(1,039,636)
BUY	GBP	UBS AG	507,125	1/11/13	824,853	823,782	(1,071)
SELL	GBP	Barclays Bank PLC	20,548,583	1/11/13	32,854,650	33,379,425	(524,775)
SELL	GBP	Credit Suisse Group	512,140	1/11/13	814,472	831,929	(17,457)
SELL	GBP	Deutsche Bank AG	20,018,177	1/11/13	31,997,254	32,517,825	(520,571)

							$(2,370,081)

At December 31, 2012, the fund had cash collateral of $500,000 to cover any commitments for certain derivative contracts.

See Notes to Financial Statements

9

MFS Utilities Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/12
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $1,241,633,173)	$1,297,812,394
Underlying affiliated funds, at cost and value	26,523,815
Total investments, at value, including $7,091,654 of securities on loan (identified cost, $1,268,156,988)	$1,324,336,209
Restricted cash	500,000
Receivables for
Forward foreign currency exchange contracts	447,083
Investments sold	5,105,170
Fund shares sold	348,505
Interest and dividends	5,098,273
Other assets	8,917
Total assets		$1,335,844,157
Liabilities
Payables for
Forward foreign currency exchange contracts	$2,370,081
Investments purchased	8,395,554
Fund shares reacquired	2,565,111
Collateral for securities loaned, at value	7,326,970
Payable to affiliates
Investment adviser	107,472
Shareholder servicing costs	1,349
Distribution and/or service fees	22,772
Payable for independent Trustees’ compensation	902
Accrued expenses and other liabilities	1,173,175
Total liabilities		$21,963,386
Net assets		$1,313,880,771
Net assets consist of
Paid-in capital	$1,204,340,635
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $402,502 deferred country tax)	53,865,286
Accumulated net realized gain (loss) on investments and foreign currency	20,899,438
Undistributed net investment income	34,775,412
Net assets		$1,313,880,771
Shares of beneficial interest outstanding		47,963,322

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$476,684,876	17,263,647	$27.61
Service Class	837,195,895	30,699,675	27.27

See Notes to Financial Statements

10

MFS Utilities Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/12
Net investment income
Income
Dividends	$54,125,952
Interest	1,983,434
Dividends from underlying affiliated funds	50,961
Foreign taxes withheld	(3,196,315)
Total investment income		$52,964,032
Expenses
Management fee	$10,258,334
Distribution and/or service fees	2,252,074
Shareholder servicing costs	130,932
Administrative services fee	210,630
Independent Trustees’ compensation	39,046
Custodian fee	394,906
Shareholder communications	188,396
Audit and tax fees	55,527
Legal fees	15,493
Miscellaneous	96,832
Total expenses		$13,642,170
Fees paid indirectly	(535)
Reduction of expenses by investment adviser	(5,231)
Net expenses		$13,636,404
Net investment income		$39,327,628
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $551,035 country tax)	$142,864,136
Foreign currency	1,471,239
Net realized gain (loss) on investments and foreign currency		$144,335,375
Change in unrealized appreciation (depreciation)
Investments (net of $402,502 increase in deferred country tax)	$16,689,864
Translation of assets and liabilities in foreign currencies	(8,831,692)
Net unrealized gain (loss) on investments and foreign currency translation		$7,858,172
Net realized and unrealized gain (loss) on investments and foreign currency		$152,193,547
Change in net assets from operations		$191,521,175

See Notes to Financial Statements

11

MFS Utilities Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2012	2011
Change in net assets
From operations
Net investment income	$39,327,628	$68,837,745
Net realized gain (loss) on investments and foreign currency	144,335,375	131,137,099
Net unrealized gain (loss) on investments and foreign currency translation	7,858,172	(78,973,517)
Change in net assets from operations	$191,521,175	$121,001,327
Distributions declared to shareholders
From net investment income	$(83,800,084)	$(60,160,403)
Change in net assets from fund share transactions	$(784,544,229)	$52,904,945
Total change in net assets	$(676,823,138)	$113,745,869
Net assets
At beginning of period	1,990,703,909	1,876,958,040
At end of period (including undistributed net investment income of $34,775,412 and $77,201,799, respectively)	$1,313,880,771	$1,990,703,909

See Notes to Financial Statements

12

MFS Utilities Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$26.08	$25.27	$22.92	$18.21	$34.48
Income (loss) from investment operations
Net investment income (d)	$0.84	$0.97	$0.79	$0.80	$0.73
Net realized and unrealized gain (loss) on investments and foreign currency	2.57	0.70	2.29	4.90	(11.97)
Total from investment operations	$3.41	$1.67	$3.08	$5.70	$(11.24)
Less distributions declared to shareholders
From net investment income	$(1.88)	$(0.86)	$(0.73)	$(0.99)	$(0.44)
From net realized gain on investments	—	—	—	—	(4.59)
Total distributions declared to shareholders	$(1.88)	$(0.86)	$(0.73)	$(0.99)	$(5.03)
Net asset value, end of period (x)	$27.61	$26.08	$25.27	$22.92	$18.21
Total return (%) (k)(r)(s)(x)	13.40	6.78	13.81	33.44	(37.77)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.80	0.81	0.83	0.84
Expenses after expense reductions (f)	0.82	0.80	0.81	0.83	0.81
Net investment income	3.11	3.71	3.47	4.11	2.76
Portfolio turnover	51	53	56	70	68
Net assets at end of period (000 omitted)	$476,685	$532,447	$541,653	$564,822	$495,297

See Notes to Financial Statements

13

MFS Utilities Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$25.73	$24.95	$22.65	$17.98	$34.11
Income (loss) from investment operations
Net investment income (d)	$0.71	$0.89	$0.73	$0.73	$0.66
Net realized and unrealized gain (loss) on investments and foreign currency	2.59	0.70	2.25	4.86	(11.82)
Total from investment operations	$3.30	$1.59	$2.98	$5.59	$(11.16)
Less distributions declared to shareholders
From net investment income	$(1.76)	$(0.81)	$(0.68)	$(0.92)	$(0.38)
From net realized gain on investments	—	—	—	—	(4.59)
Total distributions declared to shareholders	$(1.76)	$(0.81)	$(0.68)	$(0.92)	$(4.97)
Net asset value, end of period (x)	$27.27	$25.73	$24.95	$22.65	$17.98
Total return (%) (k)(r)(s)(x)	13.13	6.51	13.51	33.09	(37.91)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.05	1.06	1.08	1.09
Expenses after expense reductions (f)	1.07	1.05	1.06	1.07	1.06
Net investment income	2.66	3.45	3.23	3.83	2.54
Portfolio turnover	51	53	56	70	68
Net assets at end of period (000 omitted)	$837,196	$1,458,257	$1,335,305	$1,209,765	$992,502

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Utilities Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Utilities Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the utility industry. Issuers in a single industry can react similarly to market, economic, political and regulatory conditions and developments. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In this reporting period the fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the FASB issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a

15

MFS Utilities Series

Notes to Financial Statements – continued

material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$854,814,882	$—	$—	$854,814,882
Brazil	35,194,059	46,960,114	—	82,154,173
Portugal	—	60,402,964	—	60,402,964
Spain	—	44,901,994	—	44,901,994
United Kingdom	—	33,298,543	—	33,298,543
Germany	3,334,284	15,354,422	—	18,688,706
France	14,560,616	3,142,972	—	17,703,588
Netherlands	—	16,388,164	—	16,388,164
Italy	—	16,381,486	—	16,381,486
Other Countries	69,626,462	40,974,599	—	110,601,061
U.S. Corporate Bonds	—	32,859,677	—	32,859,677
Commercial Mortgage-Backed Securities	—	7,386	—	7,386
Foreign Bonds	—	2,282,800	—	2,282,800
Mutual Funds	33,850,785	—	—	33,850,785
Total Investments	$1,011,381,088	$312,955,121	$—	$1,324,336,209

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(1,922,998)	$—	$(1,922,998)

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $138,123,970 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $14,560,616 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

16

MFS Utilities Series

Notes to Financial Statements – continued

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2012 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$447,083	$(2,370,081)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2012 as reported in the Statement of Operations:

Risk	Foreign Currency
Foreign Exchange	$1,737,417

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2012 as reported in the Statement of Operations:

Risk	Translation of Assets and Liabilities in Foreign Currencies
Foreign Exchange	$(8,899,778)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures contracts and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash”. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

17

MFS Utilities Series

Notes to Financial Statements – continued

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. Collateral for securities loaned is held at carrying value, which approximates fair value. If the collateral for securities loaned was carried at fair value, its fair value would be considered level 2 under the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2012, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, derivative transactions, and partnership adjustments.

18

MFS Utilities Series

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/12	12/31/11
Ordinary income (including any short-term capital gains)	$83,800,084	$60,160,403

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/12
Cost of investments	$1,274,330,808
Gross appreciation	152,109,293
Gross depreciation	(102,103,892)
Net unrealized appreciation (depreciation)	$ 50,005,401
Undistributed ordinary income	32,856,673
Undistributed long-term capital gain	27,624,293
Other temporary differences	(946,231)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/12	Year ended 12/31/11
Initial Class	$32,043,181	$17,376,268
Service Class	51,756,903	42,784,135
Total	$83,800,084	$60,160,403

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

The management fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2012, the fee was $128,612, which equated to 0.0092% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2012, these costs amounted to $2,320.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.0151% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly

19

MFS Utilities Series

Notes to Financial Statements – continued

to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $13,026 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $5,231, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than in-kind transactions and short-term obligations aggregated $701,338,598 and $757,317,800, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,205,463	$32,393,893	1,930,246	$51,018,561
Service Class	5,668,595	150,451,311	7,808,390	201,808,348
	6,874,058	$182,845,204	9,738,636	$252,826,909
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,213,297	$32,043,181	697,562	$17,376,268
Service Class	1,982,264	51,756,903	1,739,192	42,784,135
	3,195,561	$83,800,084	2,436,754	$60,160,403
Shares reacquired
Initial Class	(5,573,608)	$(151,398,917)	(3,642,984)	$(95,642,985)
Service Class	(33,627,625)	(899,790,600)	(6,387,884)	(164,439,382)
	(39,201,233)	$(1,051,189,517)	(10,030,868)	$(260,082,367)
Net change
Initial Class	(3,154,848)	$(86,961,843)	(1,015,176)	$(27,248,156)
Service Class	(25,976,766)	(697,582,386)	3,159,698	80,153,101
	(29,131,614)	$(784,544,229)	2,144,522	$52,904,945

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2012, the fund’s commitment fee and interest expense were $8,981 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

20

MFS Utilities Series

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	60,086,370	340,549,389	(374,111,944)	26,523,815

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$50,961	$26,523,815

(8)	Redemption In-Kind

On February 17, 2012 and May 1, 2012, the fund recorded redemption proceeds for a distribution in-kind of portfolio securities that were valued at $759,585,448 and $34,871,450 respectively. The redeeming shareholder generally receives a pro rata share of the securities held by the fund. The distribution of such securities generated a realized gain of $115,210,080 and $4,716,697, respectively, for the fund on those dates.

21

MFS Utilities Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Utilities Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Utilities Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Utilities Series as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2013

22

MFS Utilities Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 68)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	N/A

John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A

J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

23

MFS Utilities Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A

Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

24

MFS Utilities Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Robert Persons Maura Shaughnessy

25

MFS Utilities Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2012 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2011 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2011, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2011 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

26

MFS Utilities Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2012.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios – VIT” in the “Products” section of the MFS Web site (mfs.com).

27

MFS Utilities Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios – VIT” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 40.22% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

28

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

30

ANNUAL REPORT

December 31, 2012

MFS® INVESTORS GROWTH STOCK SERIES

MFS® Variable Insurance Trust

VGS-ANN

MFS® INVESTORS GROWTH STOCK SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Investors Growth Stock Series

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

The global market outlook for 2013 is one of cautious optimism. While we are seeing some positive economic trends in the United States, Europe and China, the overall environment remains challenging. In the United States, the recent fiscal cliff agreement was received positively by investors, even though it mostly addressed pressing taxation issues and did not resolve additional concerns, including the need for spending cuts and a large-scale reduction of the federal debt. These issues will be front and center again in the spring. Despite the ongoing uncertainty, economic tailwinds are gathering strength as the U.S. housing and job markets are improving and consumer confidence is rising.

Overseas, the debt crisis continues to weigh heavily on eurozone markets, with even Germany — long an economic stalwart — experiencing some contraction. These ongoing challenges could be a drag on global market performance this year. In Asia, manufacturing activity has accelerated in emerging markets such as China and India, and we are seeing signs of stabilized loan growth in China, a leading indicator of that country’s economic health. In contrast, Japan’s economy is contracting sharply under deflationary pressures. Nevertheless, Japanese markets have responded favorably to early actions by the new government, which appears determined to act aggressively, along with the Bank of Japan, to stimulate growth.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process revolves around global research and our disciplined risk management approach. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We remain mindful of the many economic challenges investors face today, and believe it is more important than ever to maintain a long-term view, employ time-tested principles, such as asset allocation and diversification, and work closely with investment advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Investors Growth Stock Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Google, Inc., “A”	4.3%
Danaher Corp.	4.0%
Apple, Inc.	3.6%
United Technologies Corp.	3.6%
Oracle Corp.	3.6%
Colgate-Palmolive Co.	3.3%
Accenture PLC, “A”	3.3%
Visa, Inc., “A”	3.1%
Procter & Gamble Co.	2.7%
Franklin Resources, Inc.	2.6%

Equity sectors
Technology	21.7%
Industrial Goods & Services	15.4%
Consumer Staples	12.8%
Health Care	11.4%
Financial Services	8.3%
Leisure	6.2%
Retailing	5.9%
Special Products & Services	5.1%
Energy	3.9%
Transportation	3.1%
Basic Materials	2.7%
Autos & Housing	2.2%

Percentages are based on net assets as of 12/31/12.

The portfolio is actively managed and current holdings may be different.

2

MFS Investors Growth Stock Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2012, Initial Class shares of the MFS Investors Growth Stock Series (“fund”) provided a total return of 16.97%, while Service Class shares of the fund provided a total return of 16.68%. These compare with a return of 15.26% over the same period for the fund’s benchmark, the Russell 1000 Growth Index.

Market Environment

The beginning of the period was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

During the middle of the period, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the second half of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, as we moved toward year end, the fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline.

Contributors to Performance

The combination of stock selection and an overweight position in the financial services sector contributed to the fund’s performance relative to the Russell 1000 Growth Index. The fund’s overweight positions in shares of global payments technology company Visa and investment management firm Franklin Resources bolstered relative performance. Shares of Visa appreciated throughout the reporting period primarily due to increased dividends, a new share buyback program, and management’s increased earnings guidance.

Security selection and underweight position in the technology sector also benefited relative results. The fund’s avoidance of poor-performing semiconductor company Intel helped results as the stock underperformed the benchmark during the reporting period. Shares of Intel depreciated as the company reported weak revenue due to competing iPads, soft demand for personal computers, and concerns over the macroeconomic environment. A significant reduction in its gross margin guidance late in the period, as a result of too much inventory and under-utilization charges, pressured earnings estimates and weighed on its share price. The fund’s overweight position in shares of strong-performing enterprise software products maker Oracle also supported positive performance.

Stock selection, and to a lesser extent, an overweight position in the industrial goods & services sector also strengthened relative returns. The fund’s holdings of electronics component manufacturer Amphenol contributed to relative performance. The stock appreciated due to increased demand, particularly in the automotive, industrial, commercial aerospace, and telecommunications markets. Increased inventories and the successful completion of the company’s acquisition of Holland Electronic further supported the stock.

Elsewhere, the fund’s position in shares of life science supply company Thermo Fisher Scientific (b) aided relative results. The timing of the fund’s ownership in shares of integrated oil and gas company Exxon Mobil (h) and fast-food company giant McDonald’s also supported relative performance. Additionally, holdings of stand-out performing Spanish fashion distributor Industria de Diseno Textil S.A. (b) and French luxury goods company LVMH Moët Hennessy Louis Vuitton (b) contributed to relative performance.

Detractors from Performance

Security selection in the health care sector detracted from relative returns during the reporting period. Not holding shares of strong-performing biotech firm Gilead Sciences held back relative performance. The stock spiked late in the reporting period as the firm announced the phase III testing of its GS-7977 drug which was created to cure the hepatitis C virus. The test, which involved 25 patients, showed a 100% cure rate after four weeks of administering the drug to patients.

Stock in other sectors that held back relative performance included the fund’s holdings of semiconductor company Microchip Technology, index data provider MSCI, oil and gas exploration and production company Occidental Petroleum, security software provider Check Point Software Technologies (b), discount department store Kohl’s, and household products maker Procter & Gamble. Shares of Kohl’s declined as sales suffered late in the reporting period as a result of superstorm Sandy which negatively affected the company’s stores located in the Northeast. In addition, sales were also negatively impacted by Black Friday weakness caused by the

3

MFS Investors Growth Stock Series

Management Review – continued

fact that Kohl’s did not open on Thanksgiving while several other retailers did. Not holding shares of strong-performing internet retailer Amazon.com and home improvement retailer Home Depot also held back relative performance. The fund’s underweight position in computer and personal electronics maker Apple was another top relative detractor as the stock outperformed the benchmark during the reporting period.

Respectfully,

Jeffrey Constantino

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

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MFS Investors Growth Stock Series

PERFORMANCE SUMMARY THROUGH 12/31/12

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/12

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/03/99	16.97%	3.11%	6.96%
Service Class	5/01/00	16.68%	2.86%	6.69%

Comparative benchmark
Russell 1000 Growth Index (f)		15.26%	3.12%	7.52%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 1000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

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MFS Investors Growth Stock Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2012 through December 31, 2012

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/12	Ending Account Value 12/31/12	Expenses Paid During Period (p) 7/01/12-12/31/12
Initial Class	Actual	0.83%	$1,000.00	$1,082.24	$4.34
	Hypothetical (h)	0.83%	$1,000.00	$1,020.96	$4.22
Service Class	Actual	1.08%	$1,000.00	$1,081.47	$5.65
	Hypothetical (h)	1.08%	$1,000.00	$1,019.71	$5.48

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

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MFS Investors Growth Stock Series

PORTFOLIO OF INVESTMENTS – 12/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.7%
Aerospace – 5.1%
Precision Castparts Corp.	27,930	$5,290,502
United Technologies Corp.	150,150	12,313,802

		$17,604,304

Alcoholic Beverages – 0.9%
Diageo PLC	108,579	$3,161,009

Apparel Manufacturers – 3.1%
LVMH Moet Hennessy Louis Vuitton S.A.	33,452	$6,233,686
NIKE, Inc., “B”	87,680	4,524,288

		$10,757,974

Automotive – 2.2%
Johnson Controls, Inc.	252,580	$7,754,206

Broadcasting – 3.7%
Discovery Communications, Inc., “A” (a)	45,310	$2,876,279
Omnicom Group, Inc.	37,900	1,893,484
Viacom, Inc., “B”	77,400	4,082,076
Walt Disney Co.	81,660	4,065,851

		$12,917,690

Brokerage & Asset Managers – 3.9%
Charles Schwab Corp.	201,670	$2,895,981
CME Group, Inc.	33,780	1,712,984
Franklin Resources, Inc.	70,270	8,832,939

		$13,441,904

Business Services – 5.1%
Accenture PLC, “A”	169,740	$11,287,710
MSCI, Inc., “A” (a)	99,440	3,081,646
Verisk Analytics, Inc., “A” (a)	62,290	3,176,790

		$17,546,146

Cable TV – 0.7%
DIRECTV, “A” (a)	47,770	$2,396,143

Chemicals – 0.6%
Monsanto Co.	22,210	$2,102,177

Computer Software – 5.8%
Autodesk, Inc. (a)	95,920	$3,390,772
Check Point Software Technologies Ltd. (a)	92,380	4,400,983
Oracle Corp.	368,600	12,281,752

		$20,073,507

Computer Software – Systems – 6.4%
Apple, Inc.	23,310	$12,424,929
EMC Corp. (a)	181,530	4,592,709
International Business Machines Corp.	27,030	5,177,597

		$22,195,235

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Products – 6.7%
Church & Dwight Co., Inc.	42,800	$2,292,796
Colgate-Palmolive Co.	109,610	11,458,629
Procter & Gamble Co.	136,803	9,287,556

		$23,038,981

Electrical Equipment – 10.3%
Amphenol Corp., “A”	64,360	$4,164,092
Danaher Corp.	244,360	13,659,724
Mettler-Toledo International, Inc. (a)	27,730	5,360,209
Sensata Technologies Holding B.V. (a)	230,550	7,488,264
W.W. Grainger, Inc.	24,130	4,883,188

		$35,555,477

Electronics – 4.2%
ASML Holding N.V. (l)	25,378	$1,634,597
Microchip Technology, Inc.	245,260	7,993,023
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	279,966	4,804,217

		$14,431,837

Energy – Independent – 1.2%
Occidental Petroleum Corp.	56,330	$4,315,441

Food & Beverages – 5.2%
Groupe Danone	112,755	$7,449,681
Mead Johnson Nutrition Co., “A”	75,750	4,991,168
PepsiCo, Inc.	79,970	5,472,347

		$17,913,196

Food & Drug Stores – 0.7%
CVS Caremark Corp.	48,933	$2,365,910

General Merchandise – 1.3%
Kohl’s Corp.	43,630	$1,875,217
Target Corp.	43,540	2,576,262

		$4,451,479

Internet – 5.3%
eBay, Inc. (a)	62,110	$3,168,852
Google, Inc., “A” (a)	21,110	14,974,801

		$18,143,653

Medical & Health Technology & Services – 1.8%
Express Scripts Holding Co. (a)	84,676	$4,572,504
Patterson Cos., Inc.	49,780	1,703,969

		$6,276,473

Medical Equipment – 7.1%
Becton, Dickinson & Co.	28,510	$2,229,197
DENTSPLY International, Inc.	192,950	7,642,749
St. Jude Medical, Inc.	52,690	1,904,217
Thermo Fisher Scientific, Inc.	133,460	8,512,079
Waters Corp. (a)	50,650	4,412,628

		$24,700,870

7

MFS Investors Growth Stock Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Metals & Mining – 0.6%
Rio Tinto Ltd.	37,020	$2,157,246

Oil Services – 2.7%
National Oilwell Varco, Inc.	21,460	$1,466,791
Schlumberger Ltd.	113,160	7,840,856

		$9,307,647

Other Banks & Diversified Financials – 4.4%
MasterCard, Inc., “A”	9,140	$4,490,299
Visa, Inc., “A”	70,540	10,692,453

		$15,182,752

Pharmaceuticals – 2.5%
Allergan, Inc.	27,640	$2,535,417
Johnson & Johnson	85,070	5,963,407

		$8,498,824

Railroad & Shipping – 0.8%
Kuehne & Nagel, Inc. AG	22,350	$2,720,012

Restaurants – 1.8%
McDonald’s Corp.	71,110	$6,272,613

Specialty Chemicals – 1.5%
Praxair, Inc.	46,550	$5,094,898

Specialty Stores – 0.8%
Industria de Diseno Textil S.A.	18,649	$2,612,685

Trucking – 2.3%
Expeditors International of Washington, Inc.	197,460	$7,809,543

Total Common Stocks (Identified Cost, $276,743,550)		$340,799,832

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS – 1.3%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value (v)	4,494,232	$4,494,232

COLLATERAL FOR SECURITIES LOANED – 0.1%
Navigator Securities Lending Prime Portfolio, 0.28%, at Cost and Net Asset Value (j)	130,032	$130,032

Total Investments (Identified Cost, $281,367,814)		$345,424,096

OTHER ASSETS, LESS LIABILITIES – (0.1)%		(252,169)

Net Assets – 100.0%		$345,171,927

(a)	Non-income producing security.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS Investors Growth Stock Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/12
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $276,873,582)	$340,929,864
Underlying affiliated funds, at cost and value	4,494,232
Total investments, at value, including $129,810 of securities on loan (identified cost, $281,367,814)	$345,424,096
Cash	44,187
Receivables for
Fund shares sold	71,425
Interest and dividends	159,874
Other assets	3,004
Total assets		$345,702,586
Liabilities
Payable for fund shares reacquired	$300,558
Collateral for securities loaned, at value	130,032
Payable to affiliates
Investment adviser	28,699
Shareholder servicing costs	417
Distribution and/or service fees	7,429
Payable for independent Trustees’ compensation	221
Accrued expenses and other liabilities	63,303
Total liabilities		$530,659
Net assets		$345,171,927
Net assets consist of
Paid-in capital	$267,576,494
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	64,056,441
Accumulated net realized gain (loss) on investments and foreign currency	11,766,124
Undistributed net investment income	1,772,868
Net assets		$345,171,927
Shares of beneficial interest outstanding		28,799,683

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$71,432,201	5,851,997	$12.21
Service Class	273,739,726	22,947,686	11.93

See Notes to Financial Statements

9

MFS Investors Growth Stock Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/12
Net investment income
Income
Dividends	$5,399,993
Interest	16,236
Dividends from underlying affiliated funds	5,328
Foreign taxes withheld	(99,992)
Total investment income		$5,321,565
Expenses
Management fee	$2,596,542
Distribution and/or service fees	673,582
Shareholder servicing costs	32,507
Administrative services fee	59,781
Independent Trustees’ compensation	11,019
Custodian fee	41,444
Shareholder communications	53,683
Audit and tax fees	52,952
Legal fees	4,262
Miscellaneous	22,461
Total expenses		$3,548,233
Reduction of expenses by investment adviser	(1,234)
Net expenses		$3,546,999
Net investment income		$1,774,566
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$12,257,390
Foreign currency	(389)
Net realized gain (loss) on investments and foreign currency		$12,257,001
Change in unrealized appreciation (depreciation)
Investments	$39,358,213
Translation of assets and liabilities in foreign currencies	705
Net unrealized gain (loss) on investments and foreign currency translation		$39,358,918
Net realized and unrealized gain (loss) on investments and foreign currency		$51,615,919
Change in net assets from operations		$53,390,485

See Notes to Financial Statements

10

MFS Investors Growth Stock Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2012	2011
Change in net assets
From operations
Net investment income	$1,774,566	$934,593
Net realized gain (loss) on investments and foreign currency	12,257,001	20,185,477
Net unrealized gain (loss) on investments and foreign currency translation	39,358,918	(19,025,996)
Change in net assets from operations	$53,390,485	$2,094,074
Distributions declared to shareholders
From net investment income	$(942,129)	$(1,103,339)
From net realized gain on investments	(16,768,960)	—
Total distributions declared to shareholders	$(17,711,089)	$(1,103,339)
Change in net assets from fund share transactions	$(19,701,316)	$(31,928,730)
Total change in net assets	$15,978,080	$(30,937,995)
Net assets
At beginning of period	329,193,847	360,131,842
At end of period (including undistributed net investment income of $1,772,868 and $940,820, respectively)	$345,171,927	$329,193,847

See Notes to Financial Statements

11

MFS Investors Growth Stock Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 fiscal years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$11.01	$11.01	$9.83	$7.10	$11.82
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.05	$0.05	$0.05	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	1.77	0.01	1.17	2.74	(4.24)
Total from investment operations	$1.85	$0.06	$1.22	$2.79	$(4.18)
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.06)	$(0.04)	$(0.06)	$(0.06)
From net realized gain on investments	(0.59)	—	—	—	(0.48)
Total distributions declared to shareholders	$(0.65)	$(0.06)	$(0.04)	$(0.06)	$(0.54)
Net asset value, end of period (x)	$12.21	$11.01	$11.01	$9.83	$7.10
Total return (%) (k)(r)(s)(x)	16.97	0.58	12.47	39.55	(36.87)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.82	0.88	0.86	0.85
Expenses after expense reductions (f)	0.83	0.82	0.88	0.86	0.85
Net investment income	0.70	0.46	0.49	0.63	0.60
Portfolio turnover	30	28	44	50	50
Net assets at end of period (000 omitted)	$71,432	$77,136	$83,355	$93,011	$75,444

See Notes to Financial Statements

12

MFS Investors Growth Stock Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.77	$10.76	$9.62	$6.95	$11.57
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.02	$0.02	$0.03	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	1.73	0.02	1.15	2.68	(4.14)
Total from investment operations	$1.78	$0.04	$1.17	$2.71	$(4.11)
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.03)	$(0.03)	$(0.04)	$(0.03)
From net realized gain on investments	(0.59)	—	—	—	(0.48)
Total distributions declared to shareholders	$(0.62)	$(0.03)	$(0.03)	$(0.04)	$(0.51)
Net asset value, end of period (x)	$11.93	$10.77	$10.76	$9.62	$6.95
Total return (%) (k)(r)(s)(x)	16.68	0.37	12.15	39.10	(36.98)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.07	1.12	1.11	1.10
Expenses after expense reductions (f)	1.08	1.07	1.12	1.11	1.10
Net investment income	0.46	0.21	0.23	0.38	0.35
Portfolio turnover	30	28	44	50	50
Net assets at end of period (000 omitted)	$273,740	$252,058	$276,777	$406,039	$178,256

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Investors Growth Stock Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Investors Growth Stock Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period the fund adopted FASB Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

14

MFS Investors Growth Stock Series

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$305,625,716	$—	$—	$305,625,716
France	—	13,683,367	—	13,683,367
United Kingdom	—	5,318,255	—	5,318,255
Taiwan	4,804,217	—	—	4,804,217
Israel	4,400,983	—	—	4,400,983
Switzerland	—	2,720,012	—	2,720,012
Spain	—	2,612,685	—	2,612,685
Netherlands	1,634,597	—	—	1,634,597
Mutual Funds	4,624,264	—	—	4,624,264
Total Investments	$321,089,777	$24,334,319	$—	$345,424,096

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $10,610,690 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. Collateral for securities loaned is held at carrying value, which approximates fair value. If the collateral for securities loaned was carried at fair value, its fair value would be considered level 2 under the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be

15

MFS Investors Growth Stock Series

Notes to Financial Statements – continued

recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended December 31, 2012, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/12	12/31/11
Ordinary income (including any short-term capital gains)	$3,580,811	$1,103,339
Long-term capital gains	14,130,278	—
Total distributions	$17,711,089	$1,103,339

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/12
Cost of investments	$281,843,762
Gross appreciation	67,954,184
Gross depreciation	(4,373,850)
Net unrealized appreciation (depreciation)	$63,580,334
Undistributed ordinary income	4,012,533
Undistributed long-term capital gain	10,002,407
Other temporary differences	159

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11
Initial Class	$343,877	$414,685	$3,585,439	$—
Service Class	598,252	688,654	13,183,521	—
Total	$942,129	$1,103,339	$16,768,960	$—

16

MFS Investors Growth Stock Series

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The management fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2012, the fee was $31,602, which equated to 0.0091% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2012, these costs amounted to $905.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.0173% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,912 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $1,234, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $103,354,476 and $138,369,064, respectively.

17

MFS Investors Growth Stock Series

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	828,069	$9,940,364	1,666,762	$18,718,772
Service Class	1,972,214	22,952,516	2,190,395	23,821,491
	2,800,283	$32,892,880	3,857,157	$42,540,263
Shares issued to shareholders in reinvestment of distributions
Initial Class	333,842	$3,929,316	38,719	$414,685
Service Class	1,196,334	13,781,773	65,649	688,654
	1,530,176	$17,711,089	104,368	$1,103,339
Shares reacquired
Initial Class	(2,315,460)	$(27,950,049)	(2,273,982)	$(25,426,763)
Service Class	(3,617,367)	(42,355,236)	(4,575,756)	(50,145,569)
	(5,932,827)	$(70,305,285)	(6,849,738)	$(75,572,332)
Net change
Initial Class	(1,153,549)	$(14,080,369)	(568,501)	$(6,293,306)
Service Class	(448,819)	(5,620,947)	(2,319,712)	(25,635,424)
	(1,602,368)	$(19,701,316)	(2,888,213)	$(31,928,730)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2012, the fund’s commitment fee and interest expense were $2,259 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	3,594,998	60,591,946	(59,692,712)	4,494,232

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$5,328	$4,494,232

18

MFS Investors Growth Stock Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Investors Growth Stock Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Investors Growth Stock Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Investors Growth Stock Series as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2013

19

MFS Investors Growth Stock Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 68)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	N/A

John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A

J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

20

MFS Investors Growth Stock Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A

Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

21

MFS Investors Growth Stock Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Jeffrey Constantino

22

MFS Investors Growth Stock Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2012 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2011 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2011, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2011 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

23

MFS Investors Growth Stock Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research, and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2012.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios – VIT” in the “Products” section of the MFS Web site (mfs.com).

24

MFS Investors Growth Stock Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios – VIT” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $15,544,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 94.95% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

ANNUAL REPORT

December 31, 2012

MFS® GLOBAL EQUITY SERIES

MFS® Variable Insurance Trust

VGE-ANN

MFS® GLOBAL EQUITY SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Equity Series

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

The global market outlook for 2013 is one of cautious optimism. While we are seeing some positive economic trends in the United States, Europe and China, the overall environment remains challenging. In the United States, the recent fiscal cliff agreement was received positively by investors, even though it mostly addressed pressing taxation issues and did not resolve additional concerns, including the need for spending cuts and a large-scale reduction of the federal debt. These issues will be front and center again in the spring. Despite the ongoing uncertainty, economic tailwinds are gathering strength as the U.S. housing and job markets are improving and consumer confidence is rising.

Overseas, the debt crisis continues to weigh heavily on eurozone markets, with even Germany — long an economic stalwart — experiencing some contraction. These ongoing challenges could be a drag on global market performance this year. In Asia, manufacturing activity has accelerated in emerging markets such as China and India, and we are seeing signs of stabilized loan growth in China, a leading indicator of that country’s economic health. In contrast, Japan’s economy is contracting sharply under deflationary pressures. Nevertheless, Japanese markets have responded favorably to early actions by the new government, which appears determined to act aggressively, along with the Bank of Japan, to stimulate growth.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process revolves around global research and our disciplined risk management approach. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We remain mindful of the many economic challenges investors face today, and believe it is more important than ever to maintain a long-term view, employ time-tested principles, such as asset allocation and diversification, and work closely with investment advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Global Equity Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Linde AG	3.1%
Nestle S.A.	3.0%
Walt Disney Co.	2.6%
Heineken N.V.	2.6%
Diageo PLC	2.6%
Reckitt Benckiser Group PLC	2.5%
Honeywell International, Inc.	2.1%
Bayer AG	2.1%
Visa, Inc., “A”	2.1%
Oracle Corp.	2.1%

Equity sectors
Consumer Staples	20.1%
Financial Services	15.3%
Health Care	11.8%
Basic Materials	8.6%
Technology	8.1%
Retailing	8.0%
Industrial Goods & Services	8.0%
Leisure	7.2%
Special Products & Services	4.3%
Transportation	3.6%
Energy	2.9%
Autos & Housing	1.2%
Utilities & Communications	0.3%

Issuer country weightings (x)
United States	47.0%
United Kingdom	10.5%
Switzerland	9.0%
France	8.9%
Germany	7.9%
Netherlands	4.2%
Japan	3.5%
Canada	1.7%
Sweden	1.7%
Other Countries	5.6%

Currency exposure weightings (y)
United States Dollar	49.8%
Euro	21.9%
British Pound Sterling	10.5%
Swiss Franc	9.0%
Japanese Yen	3.5%
Swedish Krona	1.7%
South Korean Won	1.0%
Danish Krone	0.8%
Brazilian Real	0.7%
Other Currencies	1.1%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets.

Percentages are based on net assets as of 12/31/12.

The portfolio is actively managed and current holdings may be different.

2

MFS Global Equity Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2012, Initial Class shares of the MFS Global Equity Series (“fund”) provided a total return of 23.34%, while Service Class shares of the fund provided a total return of 22.98%. These compare with a return of 16.54% over the same period for the fund’s benchmark, the MSCI World Index.

Market Environment

The beginning of the period was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

During the middle of the period, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the second half of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, as we moved toward year end, the fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline.

Contributors to Performance

Stock selection in the consumer staples sector contributed to performance relative to the MSCI World Index. The fund’s ownership in shares of strong-performing Dutch brewer Heineken bolstered relative performance. The stock appreciated throughout the latter half of the reporting period as the company benefited from volume growth, primarily in Russia and Mexico. Increased market share in emerging markets, primarily due to their acquisition of APB (Asia Pacific Breweries), further supported the stock. The fund’s overweight position in shares of alcoholic drink producer Diageo (United Kingdom) and pulp and paper manufacturer Svenska Cellulosa (Sweden) also supported positive performance.

Underweight positions in both the energy and utilities & communications sectors benefited relative results. There were no individual securities within either sector that were among the fund’s top relative contributors for the reporting period.

Elsewhere, the fund’s ownership in shares of German healthcare products maker Bayer, global payments technology company Visa, media conglomerate Walt Disney, and life sciences supply company Thermo Fisher Scientific contributed to positive results. Holdings of paints and coatings manufacturer Sherwin-Williams, South Korean microchip and electronics manufacturer Samsung Electronics (b), and luxury goods company Compagnie Financiere Richemont (Switzerland), also helped. Shares of Samsung Electronics appreciated during the period due to continued positive earnings within its smartphone business. The stock also benefited from a U.S. court order that requested Apple to disclose to Samsung details of a legal settlement the iPhone maker reached with Taiwan’s HTC Corp.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Detractors from Performance

An underweight position in the financial services sector held back performance. Not holding shares of strong-performing financial services firm Bank of America and UK-based financial services firm HSBC weakened relative performance as both stocks outperformed the benchmark. Shares of HSBC appreciated late in the period due to increased market share in Asia and low interest rates. Management noted the company’s sector-leading liquidity position, increased brand value, and focus on customer service as additional positive factors for the stock. The fund’s ownership in shares of wealth management firm Julius Baer Group (Switzerland) also held back relative results.

Elsewhere, not holding shares of strong-performing computer and personal electronics maker Apple weakened relative performance as the stock posted strong returns for the period. Holdings of Japanese digital cameras and office equipment manufacturer Canon, oil and gas exploration company INPEX (Japan), ground delivery service company United Parcel Service, optical glasses and eyeglasses maker Hoya (Japan), and international foods producer Groupe Danone (France) also hindered relative results.

3

MFS Global Equity Series

Management Review – continued

The fund’s cash and/or cash equivalents position was another detractor from relative performance. The fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

David Mannheim	Roger Morley
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Global Equity Series

PERFORMANCE SUMMARY THROUGH 12/31/12

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/12

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/03/99	23.34%	2.99%	9.87%
Service Class	5/01/00	22.98%	2.74%	9.57%

Comparative benchmark
MSCI World Index (f)		16.54%	(0.60)%	8.08%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

MSCI World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Global Equity Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2012 through December 31, 2012

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/12	Ending Account Value 12/31/12	Expenses Paid During Period (p) 7/01/12-12/31/12
Initial Class	Actual	1.15%	$1,000.00	$1,137.62	$6.18
	Hypothetical (h)	1.15%	$1,000.00	$1,019.36	$5.84
Service Class	Actual	1.40%	$1,000.00	$1,135.75	$7.52
	Hypothetical (h)	1.40%	$1,000.00	$1,018.10	$7.10

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Global Equity Series

PORTFOLIO OF INVESTMENTS – 12/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.4%
Aerospace – 4.0%
Honeywell International, Inc.	15,250	$967,918
United Technologies Corp.	10,070	825,841

		$1,793,759

Alcoholic Beverages – 7.3%
Carlsberg A.S., “B”	3,882	$381,657
Diageo PLC	39,859	1,160,396
Heineken N.V.	17,859	1,191,247
Pernod Ricard S.A.	4,937	580,526

		$3,313,826

Apparel Manufacturers – 4.2%
Burberry Group PLC	12,025	$246,206
Compagnie Financiere Richemont S.A.	7,183	574,378
LVMH Moet Hennessy Louis Vuitton S.A.	4,857	905,088
NIKE, Inc., “B”	3,820	197,112

		$1,922,784

Automotive – 1.0%
Delphi Automotive PLC (a)	10,020	$383,265
Harley-Davidson, Inc.	1,890	92,308

		$475,573

Broadcasting – 5.7%
Omnicom Group, Inc.	11,480	$573,541
Viacom, Inc., “B”	3,680	194,083
Walt Disney Co.	24,050	1,197,450
WPP Group PLC	42,910	623,794

		$2,588,868

Brokerage & Asset Managers – 0.6%
Deutsche Boerse AG	4,512	$275,394

Business Services – 4.3%
Accenture PLC, “A”	13,500	$897,750
Adecco S.A.	5,370	284,641
Brenntag AG	1,560	204,949
Compass Group PLC	46,390	548,644

		$1,935,984

Chemicals – 1.7%
3M Co.	8,210	$762,299

Computer Software – 3.3%
Autodesk, Inc. (a)	6,840	$241,794
Check Point Software Technologies Ltd. (a)	3,650	173,886
Dassault Systems S.A.	1,544	172,843
Oracle Corp.	27,950	931,294

		$1,519,817

Computer Software – Systems – 0.9%
Canon, Inc.	10,200	$400,066

Construction – 0.2%
Sherwin-Williams Co.	550	$84,601

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Products – 6.9%
Beiersdorf AG	1,870	$152,739
Colgate-Palmolive Co.	6,170	645,012
International Flavors & Fragrances, Inc.	6,620	440,495
Procter & Gamble Co.	2,453	166,534
Reckitt Benckiser Group PLC	18,128	1,135,605
Svenska Cellulosa Aktiebolaget	27,414	600,111

		$3,140,496

Electrical Equipment – 4.0%
Amphenol Corp., “A”	6,620	$428,314
Legrand S.A.	13,872	585,493
Rockwell Automation, Inc.	1,320	110,867
Schneider Electric S.A.	9,303	693,851

		$1,818,525

Electronics – 3.1%
Altera Corp.	7,870	$271,043
Hoya Corp.	18,600	366,214
Microchip Technology, Inc.	8,880	289,399
Samsung Electronics Co. Ltd.	325	465,148

		$1,391,804

Energy – Independent – 0.6%
INPEX Corp.	50	$266,843

Food & Beverages – 5.9%
Dr Pepper Snapple Group, Inc.	7,190	$317,654
Groupe Danone	12,469	823,822
J.M. Smucker Co.	2,155	185,847
Nestle S.A.	20,723	1,350,343

		$2,677,666

Food & Drug Stores – 1.7%
Lawson, Inc.	2,400	$163,136
Tesco PLC	16,706	91,771
Walgreen Co.	13,490	499,265

		$754,172

Gaming & Lodging – 0.6%
William Hill PLC	49,291	$279,955

General Merchandise – 0.9%
Target Corp.	7,190	$425,432

Insurance – 0.8%
Swiss Re Ltd.	4,991	$364,264

Major Banks – 5.8%
Bank of New York Mellon Corp.	27,430	$704,951
Goldman Sachs Group, Inc.	3,670	468,145
Standard Chartered PLC	27,274	691,360
State Street Corp.	16,710	785,537

		$2,649,993

7

MFS Global Equity Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Medical Equipment – 6.9%
DENTSPLY International, Inc.	8,900	$352,529
Medtronic, Inc.	12,090	495,932
Sonova Holding AG	2,488	275,825
St. Jude Medical, Inc.	18,110	654,495
Thermo Fisher Scientific, Inc.	13,710	874,424
Waters Corp. (a)	5,650	492,228

		$3,145,433

Network & Telecom – 0.8%
Cisco Systems, Inc.	18,150	$356,648

Oil Services – 2.3%
National Oilwell Varco, Inc.	6,610	$451,794
Schlumberger Ltd.	8,480	587,579

		$1,039,373

Other Banks & Diversified Financials – 8.1%
Aeon Credit Service Co. Ltd.	8,400	$169,593
American Express Co.	7,660	440,297
Banco Santander Brasil S.A., ADR	15,820	115,011
Credicorp Ltd.	1,100	161,216
Erste Group Bank AG (a)	8,226	263,031
ICICI Bank Ltd.	13,193	277,895
Itau Unibanco Holding S.A., ADR	18,060	297,268
Julius Baer Group Ltd.	9,813	353,058
Komercni Banka A.S.	1,136	239,651
UBS AG	26,761	420,848
Visa, Inc., “A”	6,250	947,375

		$3,685,243

Pharmaceuticals – 4.9%
Bayer AG	10,086	$957,792
Johnson & Johnson	4,420	309,842
Merck KGaA	4,603	607,310
Roche Holding AG	1,745	355,500

		$2,230,444

Railroad & Shipping – 2.0%
Canadian National Railway Co.	8,654	$787,601
Kuehne & Nagel, Inc. AG	880	107,097

		$894,698

Restaurants – 0.9%
McDonald’s Corp.	4,700	$414,587

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Chemicals – 6.9%
Akzo Nobel N.V.	10,889	$718,533
L’Air Liquide S.A.	2,195	275,070
Linde AG	8,059	1,405,405
Praxair, Inc.	4,930	539,589
Shin-Etsu Chemical Co. Ltd.	3,500	213,778

		$3,152,375

Specialty Stores – 1.2%
Hennes & Mauritz AB, “B”	4,680	$162,627
Sally Beauty Holdings, Inc. (a)	11,650	274,591
Urban Outfitters, Inc. (a)	2,430	95,645

		$532,863

Trucking – 1.6%
United Parcel Service, Inc., “B”	9,850	$726,241

Utilities – Electric Power – 0.3%
Red Electrica de Espana	2,844	$140,515

Total Common Stocks (Identified Cost, $35,545,371)		$45,160,541

MONEY MARKET FUNDS – 0.7%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value (v)	331,146	$331,146

Total Investments (Identified Cost, $35,876,517)		$45,491,687

OTHER ASSETS, LESS LIABILITIES – (0.1)%		(67,903)

Net Assets – 100.0%		$45,423,784

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS Global Equity Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/12
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $35,545,371)	$45,160,541
Underlying affiliated funds, at cost and value	331,146
Total investments, at value (identified cost, $35,876,517)	$45,491,687
Cash	2,711
Receivables for
Investments sold	8,604
Fund shares sold	15,450
Interest and dividends	51,327
Other assets	609
Total assets		$45,570,388
Liabilities
Payables for
Investments purchased	$39,422
Fund shares reacquired	36,857
Payable to affiliates
Investment adviser	17,144
Shareholder servicing costs	85
Distribution and/or service fees	112
Payable for independent Trustees’ compensation	23
Accrued expenses and other liabilities	52,961
Total liabilities		$146,604
Net assets		$45,423,784
Net assets consist of
Paid-in capital	$35,900,680
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $5,467 deferred country tax)	9,610,046
Accumulated net realized gain (loss) on investments and foreign currency	(556,379)
Undistributed net investment income	469,437
Net assets		$45,423,784
Shares of beneficial interest outstanding		3,000,524

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$41,297,138	2,727,138	$15.14
Service Class	4,126,646	273,386	15.09

See Notes to Financial Statements

9

MFS Global Equity Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/12
Net investment income
Income
Dividends	$1,019,067
Interest	14,478
Dividends from underlying affiliated funds	582
Foreign taxes withheld	(62,602)
Total investment income		$971,525
Expenses
Management fee	$423,201
Distribution and/or service fees	8,520
Shareholder servicing costs	4,136
Administrative services fee	17,500
Independent Trustees’ compensation	1,443
Custodian fee	32,723
Shareholder communications	1,935
Audit and tax fees	55,310
Legal fees	695
Miscellaneous	12,738
Total expenses		$558,201
Fees paid indirectly	(2)
Reduction of expenses by investment adviser	(62,811)
Net expenses		$495,388
Net investment income		$476,137
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$(415,921)
Foreign currency	(5,806)
Net realized gain (loss) on investments and foreign currency		$(421,727)
Change in unrealized appreciation (depreciation)
Investments (net of $5,467 increase in deferred country tax)	$8,637,859
Translation of assets and liabilities in foreign currencies	450
Net unrealized gain (loss) on investments and foreign currency translation		$8,638,309
Net realized and unrealized gain (loss) on investments and foreign currency		$8,216,582
Change in net assets from operations		$8,692,719
See Notes to Financial Statements

10

MFS Global Equity Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2012	2011
Change in net assets
From operations
Net investment income	$476,137	$444,222
Net realized gain (loss) on investments and foreign currency	(421,727)	1,469,693
Net unrealized gain (loss) on investments and foreign currency translation	8,638,309	(3,784,970)
Change in net assets from operations	$8,692,719	$(1,871,055)
Distributions declared to shareholders
From net investment income	$(445,012)	$(340,420)
From net realized gain on investments	(927,407)	—
Total distributions declared to shareholders	$(1,372,419)	$(340,420)
Change in net assets from fund share transactions	$37,085	$(2,161,876)
Total change in net assets	$7,357,385	$(4,373,351)
Net assets
At beginning of period	38,066,399	42,439,750
At end of period (including undistributed net investment income of $469,437 and $443,906, respectively)	$45,423,784	$38,066,399

See Notes to Financial Statements

11

MFS Global Equity Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.71	$13.40	$12.04	$9.36	$15.47
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.14	$0.11	$0.12	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	2.76	(0.72)	1.37	2.78	(5.01)
Total from investment operations	$2.92	$(0.58)	$1.48	$2.90	$(4.81)
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.11)	$(0.12)	$(0.22)	$(0.14)
From net realized gain on investments	(0.33)	—	—	—	(1.16)
Total distributions declared to shareholders	$(0.49)	$(0.11)	$(0.12)	$(0.22)	$(1.30)
Net asset value, end of period (x)	$15.14	$12.71	$13.40	$12.04	$9.36
Total return (%) (k)(r)(s)(x)	23.34	(4.32)	12.36	31.98	(33.77)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.30	1.40	1.38	1.52	1.36
Expenses after expense reductions (f)	1.15	1.15	1.15	1.15	1.15
Net investment income	1.15	1.08	0.88	1.18	1.61
Portfolio turnover	21	15	18	23	28
Net assets at end of period (000 omitted)	$41,297	$35,426	$39,966	$39,418	$33,523

See Notes to Financial Statements

12

MFS Global Equity Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.68	$13.37	$12.03	$9.35	$15.47
Income (loss) from investment operations
Net investment income (d)	$0.12	$0.11	$0.08	$0.08	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	2.75	(0.71)	1.36	2.81	(5.01)
Total from investment operations	$2.87	$(0.60)	$1.44	$2.89	$(4.85)
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.09)	$(0.10)	$(0.21)	$(0.11)
From net realized gain on investments	(0.33)	—	—	—	(1.16)
Total distributions declared to shareholders	$(0.46)	$(0.09)	$(0.10)	$(0.21)	$(1.27)
Net asset value, end of period (x)	$15.09	$12.68	$13.37	$12.03	$9.35
Total return (%) (k)(r)(s)(x)	22.98	(4.53)	12.05	31.80	(33.97)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.54	1.65	1.63	1.75	1.60
Expenses after expense reductions (f)	1.40	1.40	1.40	1.40	1.40
Net investment income	0.87	0.83	0.64	0.82	1.32
Portfolio turnover	21	15	18	23	28
Net assets at end of period (000 omitted)	$4,127	$2,640	$2,474	$2,248	$695

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Global Equity Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Equity Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period the fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the FASB issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to

14

MFS Global Equity Series

Notes to Financial Statements – continued

determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments The following is a summary of the levels used as of December 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$21,101,543	$—	$—	$21,101,543
United Kingdom	—	4,777,731	—	4,777,731
Switzerland	1,626,167	2,459,786	—	4,085,953
France	—	4,036,693	—	4,036,693
Germany	152,739	3,450,850	—	3,603,589
Netherlands	—	1,909,780	—	1,909,780
Japan	—	1,579,635	—	1,579,635
Canada	787,601	—	—	787,601
Sweden	—	762,737	—	762,737
Other Countries	987,032	1,528,247	—	2,515,279
Mutual Funds	331,146	—	—	331,146
Total Investments	$24,986,228	$20,505,459	$—	$45,491,687

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $9,583,968 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $1,350,343 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2012, there were no securities on loan or collateral outstanding.

15

MFS Global Equity Series

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2012, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/12	12/31/11
Ordinary income (including any short-term capital gains)	$445,021	$340,420
Long-term capital gains	927,398	—
Total distributions	$1,372,419	$340,420

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/2012
Cost of investments	$36,042,801
Gross appreciation	10,875,876
Gross depreciation	(1,426,990)
Net unrealized appreciation (depreciation)	$9,448,886
Undistributed ordinary income	470,055
Capital loss carryforwards	(390,095)
Other temporary differences	(5,742)

As of December 31, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Long-term losses	$(390,095)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the above net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

16

MFS Global Equity Series

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11
Initial Class	$413,927	$321,125	$849,441	$—
Service Class	31,085	19,295	77,966	—
Total	$445,012	$340,420	$927,407	$—

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	1.00%
Average daily net assets in excess of $1 billion	0.90%

The investment adviser has agreed in writing to reduce its management fee to 0.90% of average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2014. This management fee reduction amounted to $42,436, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.15% of average daily net assets for the Initial Class shares and 1.40% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2014. For the year ended December 31, 2012, this reduction amounted to $20,225 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2012, the fee was $3,859, which equated to 0.0091% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2012, these costs amounted to $277.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.0413% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

17

MFS Global Equity Series

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $348 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $150, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $8,961,420 and $9,626,402, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	729,692	$10,142,333	494,836	$6,720,060
Service Class	175,454	2,470,998	121,174	1,633,337
	905,146	$12,613,331	616,010	$8,353,397
Shares issued to shareholders in reinvestment of distributions
Initial Class	91,482	$1,263,368	24,951	$321,125
Service Class	7,914	109,051	1,503	19,295
	99,396	$1,372,419	26,454	$340,420
Shares reacquired
Initial Class	(881,333)	$(12,259,890)	(715,295)	$(9,536,607)
Service Class	(118,247)	(1,688,775)	(99,504)	(1,319,086)
	(999,580)	$(13,948,665)	(814,799)	$(10,855,693)
Net change
Initial Class	(60,159)	$(854,189)	(195,508)	$(2,495,422)
Service Class	65,121	891,274	23,173	333,546
	4,962	$37,085	(172,335)	$(2,161,876)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2012, the fund’s commitment fee and interest expense were $272 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

18

MFS Global Equity Series

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	22	12,599,200	(12,268,076)	331,146

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$582	$331,146

19

MFS Global Equity Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Global Equity Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Equity Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Equity Series as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2013

20

MFS Global Equity Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 68)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	N/A

John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A

J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

21

MFS Global Equity Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A

Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

22

MFS Global Equity Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers David Mannheim Roger Morley

23

MFS Global Equity Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2012 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2011 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2011, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and five-year periods ended December 31, 2011 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

24

MFS Global Equity Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS has agreed in writing to reduce its advisory fee, and that MFS currently observes an expense limitation for the Fund, each of which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median, and the Fund’s total expense ratio was higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. However, such breakpoint is not applicable because the Fund is currently subject to the advisory fee reduction described above. Accordingly, the Trustees determined not to recommend any advisory fee breakpoint changes at this time. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2012.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios – VIT” in the “Products” section of the MFS Web site (mfs.com).

25

MFS Global Equity Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios – VIT” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $1,021,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 66.01% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Income derived from foreign sources was $534,679. The fund intends to pass through foreign tax credits of $41,977 for the fiscal year.

26

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

ANNUAL REPORT

December 31, 2012

MFS® INVESTORS TRUST SERIES

MFS® Variable Insurance Trust

VGI-ANN

MFS® INVESTORS TRUST SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Investors Trust Series

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

The global market outlook for 2013 is one of cautious optimism. While we are seeing some positive economic trends in the United States, Europe and China, the overall environment remains challenging. In the United States, the recent fiscal cliff agreement was received positively by investors, even though it mostly addressed pressing taxation issues and did not resolve additional concerns, including the need for spending cuts and a large-scale reduction of the federal debt. These issues will be front and center again in the spring. Despite the ongoing uncertainty, economic tailwinds are gathering strength as the U.S. housing and job markets are improving and consumer confidence is rising.

Overseas, the debt crisis continues to weigh heavily on eurozone markets, with even Germany — long an economic stalwart — experiencing some contraction. These ongoing challenges could be a drag on global market performance this year. In Asia, manufacturing activity has accelerated in emerging markets such as China and India, and we are seeing signs of stabilized loan growth in China, a leading indicator of that country’s economic health. In contrast, Japan’s economy is contracting sharply under deflationary pressures. Nevertheless, Japanese markets have responded favorably to early actions by the new government, which appears determined to act aggressively, along with the Bank of Japan, to stimulate growth.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process revolves around global research and our disciplined risk management approach. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We remain mindful of the many economic challenges investors face today, and believe it is more important than ever to maintain a long-term view, employ time-tested principles, such as asset allocation and diversification, and work closely with investment advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Investors Trust Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Apple, Inc.	3.8%
Danaher Corp.	2.6%
JPMorgan Chase & Co.	2.6%
Pfizer, Inc.	2.5%
Exxon Mobil Corp.	2.4%
Johnson & Johnson	2.3%
Walt Disney Co.	2.2%
Google, Inc., “A”	2.0%
EMC Corp.	2.0%
ACE Ltd.	1.8%

Equity sectors
Financial Services	17.4%
Technology	14.1%
Health Care	12.9%
Energy	10.4%
Consumer Staples	10.3%
Industrial Goods & Services	8.9%
Retailing	5.9%
Utilities & Communications	5.2%
Leisure	4.4%
Basic Materials	2.7%
Autos & Housing	2.5%
Transportation	2.2%
Special Products & Services	2.0%

Percentages are based on net assets as of 12/31/12.

The portfolio is actively managed and current holdings may be different.

2

MFS Investors Trust Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2012, Initial Class shares of the MFS Investors Trust Series (“fund”) provided a total return of 19.18%, while Service Class shares of the fund provided a total return of 18.83%. These compare with a return of 16.00% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”).

Market Environment

The beginning of the period was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

During the middle of the period, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the second half of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, as we moved toward year end, the fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline.

Contributors to Performance

The combination of strong stock selection and an overweight position in the financial services sector was a positive factor for relative returns. The fund’s overweight positions in investment banking firm Goldman Sachs Group, global payments technology company Visa, Inc., and global financial services firm JPMorgan Chase aided relative results. Shares of Visa appreciated steadily throughout the reporting period due to increased payment volume, an expanded share repurchase program, and increased market share in the Asia-Pacific and Latin America regions.

Security selection in both the health care and consumer staples sectors contributed to relative results. Within health care, the fund’s holdings of biotech firm Gilead Sciences and life sciences supply company Thermo Fisher Scientific bolstered relative returns. Shares of Gilead Sciences significantly appreciated during the year after the firm reported robust financial results led by strong sales of HIV-treatment products. Within consumer staples, the fund’s position in Dutch brewer Heineken (b) benefited relative performance. Shares of Heineken rose as the firm reached an agreement to purchase Fraser & Neave’s stake in their joint venture, Asia Pacific Breweries, effectively consolidating ownership under Heineken. Adding Singapore-based Asia Pacific Breweries, whose flagship brand is Tiger Beer, to its portfolio is a key element in Heineken’s growth strategy in the Asia region.

The combination of strong stock selection and an overweight position in the autos & housing sector supported relative results. The fund’s overweight position in paint and coatings manufacturer Sherwin-Williams strengthened relative performance.

Elsewhere, holding shares of media conglomerate Walt Disney, and the fund’s avoidance of poor-performing semiconductor company Intel and computer products and services provider Hewlett-Packard Co., contributed to relative performance.

Detractors from Performance

Weak stock selection in the retailing sector negatively impacted relative results. The fund’s overweight position in shares of discount department store Kohl’s, and not holding shares of strong-performing home improvement chain Home Depot and internet retailer Amazon.com, hurt relative returns. During the reporting period, shares of Home Depot benefited from increased growth in existing home sales and continued momentum in the company’s home maintenance and repair divisions.

Stocks in other sectors that held back relative returns included semiconductor manufacturer Microchip Technology, oil and gas exploration and production company Occidental Petroleum, and Israeli-headquartered security software provider Check Point Software Technologies (b). Not owning shares of financial services firm Citigroup and online auctioneer eBay, and the timing of ownership in shares of pharmaceutical and medical products maker Abbott Laboratories (h), also weakened relative results.

3

MFS Investors Trust Series

Management Review – continued

The fund’s cash and/or cash equivalents position was another detractor from relative performance. The fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

T. Kevin Beatty	Ted Maloney
Portfolio Manager	Portfolio Manager

Note to Contract Owners: Effective April 1, 2012, Ted Maloney replaced Nicole Zatlyn as a co-manager of the fund.

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Investors Trust Series

PERFORMANCE SUMMARY THROUGH 12/31/12

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/12

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	10/09/95	19.18%	1.92%	7.18%
Service Class	5/01/00	18.83%	1.67%	6.91%

Comparative benchmark
Standard & Poor’s 500 Stock Index (f)		16.00%	1.66%	7.10%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Investors Trust Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2012 through December 31, 2012

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/12	Ending Account Value 12/31/12	Expenses Paid During Period (p) 7/01/12-12/31/12
Initial Class	Actual	0.82%	$1,000.00	$1,094.80	$4.32
	Hypothetical (h)	0.82%	$1,000.00	$1,021.01	$4.17
Service Class	Actual	1.07%	$1,000.00	$1,093.21	$5.63
	Hypothetical (h)	1.07%	$1,000.00	$1,019.76	$5.43

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Investors Trust Series

PORTFOLIO OF INVESTMENTS – 12/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.9%
Aerospace – 4.7%
Honeywell International, Inc.	154,280	$9,792,152
Precision Castparts Corp.	43,460	8,232,193
United Technologies Corp.	124,750	10,230,748

		$28,255,093

Alcoholic Beverages – 2.2%
Diageo PLC	235,223	$6,847,935
Heineken N.V.	92,733	6,185,562

		$13,033,497

Apparel Manufacturers – 2.9%
LVMH Moet Hennessy Louis Vuitton S.A.	34,223	$6,377,359
NIKE, Inc., “B”	105,400	5,438,640
VF Corp.	35,910	5,421,333

		$17,237,332

Automotive – 1.1%
Bayerische Motoren Werke AG	37,835	$3,648,883
Delphi Automotive PLC (a)	77,720	2,972,790

		$6,621,673

Biotechnology – 1.6%
Celgene Corp. (a)	58,230	$4,583,866
Gilead Sciences, Inc. (a)	66,570	4,889,567

		$9,473,433

Broadcasting – 2.2%
Walt Disney Co.	259,560	$12,923,492

Brokerage & Asset Managers – 2.9%
BlackRock, Inc.	49,258	$10,182,121
Franklin Resources, Inc.	56,030	7,042,971

		$17,225,092

Business Services – 2.0%
Accenture PLC, “A”	101,650	$6,759,725
Cognizant Technology Solutions Corp., “A” (a)	69,460	5,143,513

		$11,903,238

Cable TV – 1.2%
Comcast Corp., “A”	187,600	$7,012,488

Chemicals – 0.7%
Celanese Corp.	96,930	$4,316,293

Computer Software – 3.1%
Check Point Software Technologies Ltd. (a)	105,160	$5,009,822
Citrix Systems, Inc. (a)	40,980	2,694,435
Oracle Corp.	323,380	10,775,022

		$18,479,279

Computer Software – Systems – 5.8%
Apple, Inc.	42,270	$22,531,178
EMC Corp. (a)	468,000	11,840,400

		$34,371,578

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Construction – 1.4%
Sherwin-Williams Co.	17,810	$2,739,534
Stanley Black & Decker, Inc.	74,300	5,495,971

		$8,235,505

Consumer Products – 3.7%
Colgate-Palmolive Co.	58,370	$6,102,000
Procter & Gamble Co.	153,790	10,440,803
Reckitt Benckiser Group PLC	88,784	5,561,761

		$22,104,564

Electrical Equipment – 3.3%
Danaher Corp.	282,590	$15,796,781
W.W. Grainger, Inc.	19,860	4,019,068

		$19,815,849

Electronics – 3.0%
Altera Corp.	207,760	$7,155,254
ASML Holding N.V.	30,695	1,977,065
Microchip Technology, Inc.	276,950	9,025,801

		$18,158,120

Energy – Independent – 2.6%
EOG Resources, Inc.	67,050	$8,098,969
Occidental Petroleum Corp.	98,920	7,578,261

		$15,677,230

Energy – Integrated – 4.1%
Chevron Corp.	91,320	$9,875,345
Exxon Mobil Corp.	167,590	14,504,915

		$24,380,260

Engineering – Construction – 0.9%
Fluor Corp.	92,510	$5,434,037

Food & Beverages – 2.9%
General Mills, Inc.	99,010	$4,000,994
Groupe Danone	130,753	8,638,802
Mondelez International, Inc.	179,210	4,564,479

		$17,204,275

General Merchandise – 2.4%
Kohl’s Corp.	133,980	$5,758,460
Target Corp.	144,700	8,561,899

		$14,320,359

Insurance – 1.8%
ACE Ltd.	135,540	$10,816,092

Internet – 2.2%
Facebook, Inc., “A“ (a)	39,990	$1,064,934
Google, Inc., “A” (a)	17,240	12,229,539

		$13,294,473

7

MFS Investors Trust Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – 8.1%
Bank of America Corp.	509,270	$5,907,532
Bank of New York Mellon Corp.	121,823	3,130,851
Goldman Sachs Group, Inc.	82,440	10,516,046
JPMorgan Chase & Co.	356,190	15,661,674
State Street Corp.	58,760	2,762,308
Wells Fargo & Co.	306,240	10,467,283

		$48,445,694

Medical Equipment – 5.9%
Baxter International, Inc.	67,570	$4,504,216
Covidien PLC	171,440	9,898,946
Medtronic, Inc.	103,990	4,265,670
St. Jude Medical, Inc.	218,290	7,889,001
Thermo Fisher Scientific, Inc.	137,300	8,756,994

		$35,314,827

Oil Services – 3.7%
Cameron International Corp. (a)	98,020	$5,534,209
Dresser-Rand Group, Inc. (a)	120,830	6,783,396
National Oilwell Varco, Inc.	77,400	5,290,290
Schlumberger Ltd.	64,660	4,480,291

		$22,088,186

Other Banks & Diversified Financials – 4.6%
American Express Co.	161,940	$9,308,311
MasterCard, Inc., “A”	15,490	7,609,927
Visa, Inc., “A”	67,860	10,286,219

		$27,204,457

Pharmaceuticals – 5.4%
Johnson & Johnson	191,696	$13,437,890
Pfizer, Inc.	585,840	14,692,867
Valeant Pharmaceuticals International, Inc. (a)	67,880	4,057,188

		$32,187,945

Railroad & Shipping – 1.2%
Canadian National Railway Co.	79,910	$7,272,609

Restaurants – 1.0%
McDonald’s Corp.	69,040	$6,090,018

Specialty Chemicals – 2.0%
Linde AG	34,033	$5,934,996
Praxair, Inc.	54,440	5,958,458

		$11,893,454

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Stores – 0.6%
Hennes & Mauritz AB, “B”	104,240	$3,622,271

Telecommunications – Wireless – 1.3%
American Tower Corp., REIT	98,260	$7,592,550

Telephone Services – 0.8%
AT&T, Inc.	136,780	$4,610,854

Tobacco – 1.5%
Philip Morris International, Inc.	110,920	$9,277,349

Trucking – 1.0%
United Parcel Service, Inc., “B”	81,570	$6,014,156

Utilities – Electric Power – 3.1%
Alliant Energy Corp.	93,950	$4,125,344
American Electric Power Co., Inc.	139,150	5,938,922
CMS Energy Corp.	169,220	4,125,584
Wisconsin Energy Corp.	116,520	4,293,762

		$18,483,612

Total Common Stocks (Identified Cost, $488,361,533)		$590,391,234

MONEY MARKET FUNDS – 0.9%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value (v)	5,740,723	$5,740,723

Total Investments (Identified Cost, $494,102,256)		$596,131,957

OTHER ASSETS, LESS LIABILITIES – 0.2%		969,199

Net Assets – 100.0%		$597,101,156

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

8

MFS Investors Trust Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/12
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $488,361,533)	$590,391,234
Underlying affiliated funds, at cost and value	5,740,723
Total investments, at value (identified cost, $494,102,256)	$596,131,957
Cash	3,683
Receivables for
Investments sold	6,199,735
Fund shares sold	705,544
Interest and dividends	289,036
Other assets	4,927
Total assets		$603,334,882
Liabilities
Payables for
Investments purchased	$5,058,162
Fund shares reacquired	1,028,270
Payable to affiliates
Investment adviser	49,546
Shareholder servicing costs	618
Distribution and/or service fees	3,834
Payable for independent Trustees’ compensation	470
Accrued expenses and other liabilities	92,826
Total liabilities		$6,233,726
Net assets		$597,101,156
Net assets consist of
Paid-in capital	$493,791,899
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	102,031,142
Accumulated net realized gain (loss) on investments and foreign currency	(5,225,998)
Undistributed net investment income	6,504,113
Net assets		$597,101,156
Shares of beneficial interest outstanding		26,084,127

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$455,295,096	19,858,130	$22.93
Service Class	141,806,060	6,225,997	22.78

See Notes to Financial Statements

9

MFS Investors Trust Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/12
Net investment income
Income
Dividends	$11,677,666
Interest	73,992
Dividends from underlying affiliated funds	7,203
Foreign taxes withheld	(184,071)
Total investment income		$11,574,790
Expenses
Management fee	$4,382,985
Distribution and/or service fees	265,267
Shareholder servicing costs	54,289
Administrative services fee	93,709
Independent Trustees’ compensation	18,634
Custodian fee	64,492
Shareholder communications	99,271
Audit and tax fees	51,401
Legal fees	6,924
Miscellaneous	31,237
Total expenses		$5,068,209
Reduction of expenses by investment adviser	(2,060)
Net expenses		$5,066,149
Net investment income		$6,508,641
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$40,702,558
Foreign currency	(3,545)
Net realized gain (loss) on investments and foreign currency		$40,699,013
Change in unrealized appreciation (depreciation)
Investments	$54,987,685
Translation of assets and liabilities in foreign currencies	2,876
Net unrealized gain (loss) on investments and foreign currency translation		$54,990,561
Net realized and unrealized gain (loss) on investments and foreign currency		$95,689,574
Change in net assets from operations		$102,198,215

See Notes to Financial Statements

10

MFS Investors Trust Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2012	2011
Change in net assets
From operations
Net investment income	$6,508,641	$5,031,290
Net realized gain (loss) on investments and foreign currency	40,699,013	23,627,753
Net unrealized gain (loss) on investments and foreign currency translation	54,990,561	(39,378,834)
Change in net assets from operations	$102,198,215	$(10,719,791)
Distributions declared to shareholders
From net investment income	$(5,015,022)	$(5,466,481)
Change in net assets from fund share transactions	$(64,974,502)	$(84,509,302)
Total change in net assets	$32,208,691	$(100,695,574)
Net assets
At beginning of period	564,892,465	665,588,039
At end of period (including undistributed net investment income of $6,504,113 and $5,014,039, respectively)	$597,101,156	$564,892,465

See Notes to Financial Statements

11

MFS Investors Trust Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$19.41	$20.04	$18.24	$14.64	$23.52
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.17	$0.16	$0.19	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	3.46	(0.61)	1.86	3.67	(7.54)
Total from investment operations	$3.71	$(0.44)	$2.02	$3.86	$(7.30)
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.19)	$(0.22)	$(0.26)	$(0.17)
From net realized gain on investments	—	—	—	—	(1.41)
Total distributions declared to shareholders	$(0.19)	$(0.19)	$(0.22)	$(0.26)	$(1.58)
Net asset value, end of period (x)	$22.93	$19.41	$20.04	$18.24	$14.64
Total return (%) (k)(r)(s)(x)	19.18	(2.18)	11.10	26.90	(33.08)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.82	0.83	0.86	0.84
Expenses after expense reductions (f)	0.82	0.82	0.83	0.86	0.84
Net investment income	1.15	0.84	0.87	1.25	1.25
Portfolio turnover	28	22	22	34	29
Net assets at end of period (000 omitted)	$455,295	$486,500	$603,279	$636,809	$560,356

See Notes to Financial Statements

12

MFS Investors Trust Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$19.31	$19.95	$18.16	$14.56	$23.39
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.12	$0.11	$0.15	$0.19
Net realized and unrealized gain (loss) on investments and foreign currency	3.43	(0.61)	1.86	3.65	(7.51)
Total from investment operations	$3.63	$(0.49)	$1.97	$3.80	$(7.32)
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.15)	$(0.18)	$(0.20)	$(0.10)
From net realized gain on investments	—	—	—	—	(1.41)
Total distributions declared to shareholders	$(0.16)	$(0.15)	$(0.18)	$(0.20)	$(1.51)
Net asset value, end of period (x)	$22.78	$19.31	$19.95	$18.16	$14.56
Total return (%) (k)(r)(s)(x)	18.83	(2.42)	10.88	26.56	(33.25)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.07	1.08	1.11	1.09
Expenses after expense reductions (f)	1.07	1.07	1.08	1.11	1.09
Net investment income	0.93	0.60	0.63	0.99	1.00
Portfolio turnover	28	22	22	34	29
Net assets at end of period (000 omitted)	$141,806	$78,392	$62,309	$46,267	$38,259

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Investors Trust Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Investors Trust Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period the fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the FASB issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to

14

MFS Investors Trust Series

Notes to Financial Statements – continued

determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$525,256,980	$—	$—	$525,256,980
France	—	15,016,162	—	15,016,162
United Kingdom	—	12,409,696	—	12,409,696
Canada	11,329,797	—	—	11,329,797
Germany	—	9,583,879	—	9,583,879
Netherlands	1,977,065	6,185,562	—	8,162,627
Israel	5,009,822	—	—	5,009,822
Sweden	—	3,622,271	—	3,622,271
Mutual Funds	5,740,723	—	—	5,740,723
Total Investments	$549,314,387	$46,817,570	$—	$596,131,957

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $21,421,733 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2012, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

15

MFS Investors Trust Series

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended December 31, 2012, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/12	12/31/11
Ordinary income (including any short-term capital gains)	$5,015,022	$5,466,481

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/12
Cost of investments	$494,806,947
Gross appreciation	114,636,831
Gross depreciation	(13,311,821)
Net unrealized appreciation (depreciation)	101,325,010
Undistributed ordinary income	6,504,113
Capital loss carryforwards	(4,521,307)
Other temporary differences	1,441

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
12/31/17	$(4,521,307)

16

MFS Investors Trust Series

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/12	Year ended 12/31/11
Initial Class	$4,202,375	$4,901,513
Service Class	812,647	564,968
Total	$5,015,022	$5,466,481

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The investment adviser has agreed in writing to reduce its management fee to 0.60% of average daily net assets in excess of $2.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2014. For the year ended December 31, 2012, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced.

The management fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2012, the fee was $53,230, which equated to 0.0091% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2012, these costs amounted to $1,059.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.0160% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $4,918 and are

17

MFS Investors Trust Series

Notes to Financial Statements – continued

included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $2,060, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $161,583,276 and $226,972,293, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,072,356	$23,443,603	956,445	$17,827,008
Service Class	3,048,806	66,280,256	1,634,433	32,550,264
	4,121,162	$89,723,859	2,590,878	$50,377,272
Shares issued to shareholders in reinvestment of distributions
Initial Class	191,452	$4,202,375	258,655	$4,901,513
Service Class	37,226	812,647	29,956	564,968
	228,678	$5,015,022	288,611	$5,466,481
Shares reacquired
Initial Class	(6,464,022)	$(139,811,290)	(6,254,861)	$(125,918,742)
Service Class	(920,519)	(19,902,093)	(727,691)	(14,434,313)
	(7,384,541)	$(159,713,383)	(6,982,552)	$(140,353,055)
Net change
Initial Class	(5,200,214)	$(112,165,312)	(5,039,761)	$(103,190,221)
Service Class	2,165,513	47,190,810	936,698	18,680,919
	(3,034,701)	$(64,974,502)	(4,103,063)	$(84,509,302)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2012, the fund’s commitment fee and interest expense were $3,765 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	3,692,509	105,367,748	(103,319,534)	5,740,723

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$7,203	$5,740,723

18

MFS Investors Trust Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Investors Trust Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Investors Trust Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Investors Trust Series as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2013

19

MFS Investors Trust Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 68)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	N/A

John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A

J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

20

MFS Investors Trust Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A

Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

21

MFS Investors Trust Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers T. Kevin Beatty Edward Maloney

22

MFS Investors Trust Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2012 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2011 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2011, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2011 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance, including assigning a new portfolio manager for the Fund in 2012. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing

23

MFS Investors Trust Series

Board Review of Investment Advisory Agreement – continued

these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion, and that MFS has agreed in writing to reduce its advisory fee on average daily net assets over $2.5 billion, which may not be changed without the Trustees’ approval. The Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2012.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios – VIT” in the “Products” section of the MFS Web site (mfs.com).

24

MFS Investors Trust Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios – VIT” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

ANNUAL REPORT

December 31, 2012

MFS® TOTAL RETURN SERIES

MFS® Variable Insurance Trust

VTR-ANN

MFS® TOTAL RETURN SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Total Return Series

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

The global market outlook for 2013 is one of cautious optimism. While we are seeing some positive economic trends in the United States, Europe and China, the overall environment remains challenging. In the United States, the recent fiscal cliff agreement was received positively by investors, even though it mostly addressed pressing taxation issues and did not resolve additional concerns, including the need for spending cuts and a large-scale reduction of the federal debt. These issues will be front and center again in the spring. Despite the ongoing uncertainty, economic tailwinds are gathering strength as the U.S. housing and job markets are improving and consumer confidence is rising.

Overseas, the debt crisis continues to weigh heavily on eurozone markets, with even Germany — long an economic stalwart — experiencing some contraction. These ongoing challenges could be a drag on global market performance this year. In Asia, manufacturing activity has accelerated in emerging markets such as China and India, and we are seeing signs of stabilized loan growth in China, a leading indicator of that country’s economic health. In contrast, Japan’s economy is contracting sharply under deflationary pressures. Nevertheless, Japanese markets have responded favorably to early actions by the new government, which appears determined to act aggressively, along with the Bank of Japan, to stimulate growth.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process revolves around global research and our disciplined risk management approach. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We remain mindful of the many economic challenges investors face today, and believe it is more important than ever to maintain a long-term view, employ time-tested principles, such as asset allocation and diversification, and work closely with investment advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Total Return Series

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
U.S. Treasury Bonds, 4.5%, 2039	2.3%
JPMorgan Chase & Co.	2.2%
Philip Morris International, Inc.	2.0%
Fannie Mae, 5.5%, 30 Years	1.9%
U.S. Treasury Notes, 2.125%, 2015	1.8%
Pfizer, Inc.	1.7%
Exxon Mobil Corp.	1.7%
U.S. Treasury Notes, 0.875%, 2016	1.6%
Johnson & Johnson	1.6%
Lockheed Martin Corp.	1.5%

Equity sectors
Financial Services	13.4%
Health Care	7.4%
Consumer Staples	7.3%
Industrial Goods & Services	6.9%
Energy	5.9%
Leisure	4.1%
Utilities & Communications	3.5%
Basic Materials	3.0%
Retailing	2.8%
Technology	2.4%
Autos & Housing	1.9%
Special Products & Services	1.1%
Transportation	1.0%

Fixed income sectors (i)
U.S. Treasury Securities	12.5%
Mortgage-Backed Securities	12.2%
High Grade Corporates	9.0%
Commercial Mortgage-Backed Securities	1.8%
Emerging Markets Bonds	1.0%
Non-U.S. Government Bonds	0.9%
U.S. Government Agencies	0.3%
High Yield Corporates	0.2%
Asset-Backed Securities	0.2%
Collateralized Debt Obligations (o)	0.0%

Composition including fixed income credit quality (a)(i)
AAA	1.5%
AA	1.6%
A	3.7%
BBB	5.6%
BB	0.4%
CCC (o)	0.0%
CC	0.1%
C	0.1%
U.S. Government	12.5%
Federal Agencies	12.5%
Not Rated	0.1%
Non-Fixed Income	60.7%
Cash & Other	1.2%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.

2

MFS Total Return Series

Portfolio Composition – continued

(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(o)	Less than 0.1%.

Percentages are based on net assets as of 12/31/12.

The portfolio is actively managed and current holdings may be different.

3

MFS Total Return Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2012, Initial Class shares of the MFS Total Return Series (“fund”) provided a total return of 11.26%, while Service Class shares of the fund provided a total return of 10.93%. These compare with returns of 16.00% and 4.21% over the same period for the fund’s benchmarks, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”) and the Barclays U.S. Aggregate Bond Index (“Barclays Index”), respectively. The fund’s other benchmark, the MFS Total Return Blended Index (“Blended Index”), generated a return of 11.31%. The Blended Index reflects the blended returns of the equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

The beginning of the period was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

During the middle of the period, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the second half of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, as we moved toward year end, the fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline.

Detractors from Performance

Within the equity portion of the fund, stock selection in the retailing sector was a primary detractor from performance relative to the S&P 500 Index. Within this sector, holdings of discount department store Kohl’s, and not holding shares of strong-performing home improvement retailer Home Depot, held back relative results. During the reporting period, shares of Home Depot benefited from increased growth in existing home sales and continued momentum in the company’s home maintenance and repair divisions.

Stocks in other sectors that held back relative performance included voice and data communications services company Vodafone Group (b) (United Kingdom), oil and gas exploration and production company Occidental Petroleum, oil and gas exploration and production company Apache, and payment service provider Western Union as all four stocks lagged the benchmark. Not holding shares of strong-performing computer and personal electronics maker Apple, financial services firm Citigroup, biotech firm Gilead Sciences, and online auctioneer Ebay also weakened relative results. Shares of Gilead Sciences spiked late in the reporting period as the firm announced the phase III testing of its GS-7977 drug which was created to cure the hepatitis C virus. The test, which involved 25 patients, showed a 100% cure rate after four weeks of administering the drug to patients.

Contributors to Performance

Within the equity portion of the fund, an overweight allocation to the financial services sector contributed to performance relative to the S&P 500 Index. Within this sector, holdings of global financial services firm JPMorgan Chase, investment banking firm Goldman Sachs Group, and global financial services provider Bank of New York Mellon benefited relative results as all three stocks turned in strong performance for the period.

Stock selection in both the industrial goods & services and leisure sectors also benefited relative performance. Within the leisure sector, holdings of media conglomerate Walt Disney and cable and internet provider Comcast positively impacted relative results. The fund’s timing of ownership in fast-food giant McDonald’s also aided relative performance. There were no stocks within the industrial goods & services sector that were among the fund’s top relative contributors.

Elsewhere, holdings of protective and decorative coatings manufacturer PPG Industries, alcoholic beverage producer Diageo (b) (United Kingdom), and life sciences supply company Thermo Fisher Scientific strengthened relative returns as all three stocks outperformed the benchmark over the reporting period. An underweight allocation to weak-performing semiconductor company Intel was another factor that positively affected relative performance. Shares of Intel depreciated as the company reported weak revenue due to competing tablets, soft demand for personal computers, and concerns over the macroeconomic environment. A significant reduction in its gross margin guidance late in the period, as a result of too much inventory and under-utilization charges, pressured earnings estimates and weighed on its share price.

4

MFS Total Return Series

Management Review – continued

Within the fixed income segment, the fund’s greater exposure to the banking and financial sectors, and to BBB (r) rated corporate debt, aided performance relative to the Barclays Index. The portion of the fund’s return derived from yield, which was greater than that of the index, was another positive factor for relative results.

Respectfully,

Nevin Chitkara	William Douglas	Steven Gorham	Richard Hawkins	Joshua Marston
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Brooks Taylor
Portfolio Manager

(b)	Security is not a benchmark constituent.

(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

MFS Total Return Series

PERFORMANCE SUMMARY THROUGH 12/31/12

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/12

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	1/03/95	11.26%	2.73%	5.91%
Service Class	5/01/00	10.93%	2.47%	5.65%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		16.00%	1.66%	7.10%
Barclays U.S. Aggregate Bond Index (f)		4.21%	5.95%	5.18%
MFS Total Return Blended Index (x)		11.31%	3.81%	6.62%

(f)	Source: FactSet Research Systems Inc.

(x)	MFS Total Return Blended Index consists of 60% Standard & Poor’s 500 Stock Index and 40% Barclays U.S. Aggregate Bond Index.

Benchmark Definitions

Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

6

MFS Total Return Series

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

MFS Total Return Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2012 through December 31, 2012

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/12	Ending Account Value 12/31/12	Expenses Paid During Period (p) 7/01/12-12/31/12
Initial Class	Actual	0.77%	$1,000.00	$1,056.68	$3.98
	Hypothetical (h)	0.77%	$1,000.00	$1,021.27	$3.91
Service Class	Actual	1.02%	$1,000.00	$1,055.17	$5.27
	Hypothetical (h)	1.02%	$1,000.00	$1,020.01	$5.18

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

8

MFS Total Return Series

PORTFOLIO OF INVESTMENTS – 12/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 60.4%
Aerospace – 4.4%
Honeywell International, Inc.	387,400	$24,588,273
Lockheed Martin Corp.	384,063	35,445,174
Northrop Grumman Corp.	110,647	7,477,524
Precision Castparts Corp.	26,600	5,038,572
United Technologies Corp.	348,020	28,541,120

		$101,090,663

Alcoholic Beverages – 0.9%
Diageo PLC	718,588	$20,919,910

Automotive – 1.2%
Delphi Automotive PLC (a)	246,990	$9,447,368
General Motors Co. (a)	113,570	3,274,223
Johnson Controls, Inc.	490,050	15,044,535

		$27,766,126

Broadcasting – 2.3%
Omnicom Group, Inc.	279,160	$13,946,834
Viacom, Inc., “B”	294,340	15,523,492
Walt Disney Co.	466,720	23,237,989

		$52,708,315

Brokerage & Asset Managers – 1.1%
BlackRock, Inc.	70,834	$14,642,096
Franklin Resources, Inc.	85,805	10,785,689

		$25,427,785

Business Services – 1.1%
Accenture PLC, “A”	285,080	$18,957,820
Dun & Bradstreet Corp.	42,950	3,378,018
Fiserv, Inc. (a)	47,050	3,718,362

		$26,054,200

Cable TV – 0.8%
Comcast Corp., “Special A”	531,600	$19,111,020

Chemicals – 2.3%
3M Co.	250,830	$23,289,566
Celanese Corp.	103,000	4,586,590
E.I. du Pont de Nemours & Co.	69,650	3,132,161
PPG Industries, Inc.	159,410	21,576,144

		$52,584,461

Computer Software – 1.0%
Check Point Software Technologies Ltd. (a)	76,690	$3,653,512
Oracle Corp.	597,622	19,912,765

		$23,566,277

Computer Software – Systems – 1.0%
Hewlett-Packard Co.	436,271	$6,216,862
International Business Machines Corp.	92,090	17,639,840

		$23,856,702

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Construction – 0.5%
Stanley Black & Decker, Inc.	144,969	$10,723,357

Consumer Products – 0.6%
Procter & Gamble Co.	154,361	$10,479,568
Reckitt Benckiser Group PLC	66,761	4,182,158

		$14,661,726

Electrical Equipment – 1.8%
Danaher Corp.	473,880	$26,489,892
Pentair Ltd.	76,049	3,737,808
Tyco International Ltd.	390,640	11,426,220

		$41,653,920

Electronics – 0.4%
Intel Corp.	243,838	$5,030,378
Microchip Technology, Inc.	102,690	3,346,667

		$8,377,045

Energy – Independent – 2.7%
Anadarko Petroleum Corp.	134,410	$9,988,007
Apache Corp.	174,230	13,677,055
EOG Resources, Inc.	40,830	4,931,856
EQT Corp.	78,960	4,657,061
Noble Energy, Inc.	108,360	11,024,546
Occidental Petroleum Corp.	230,490	17,657,839

		$61,936,364

Energy – Integrated – 2.8%
Chevron Corp.	245,452	$26,543,179
Exxon Mobil Corp.	447,722	38,750,339

		$65,293,518

Engineering – Construction – 0.2%
Fluor Corp.	76,810	$4,511,819

Food & Beverages – 3.1%
Coca-Cola Enterprises, Inc.	61,950	$1,965,674
Dr Pepper Snapple Group, Inc.	68,340	3,019,261
General Mills, Inc.	392,790	15,872,644
Groupe Danone	188,490	12,453,464
J.M. Smucker Co.	22,970	1,980,933
Kellogg Co.	46,897	2,619,197
Kraft Foods Group, Inc.	29,183	1,326,951
Mondelez International, Inc.	159,330	4,058,135
Nestle S.A.	302,068	19,683,215
PepsiCo, Inc.	132,080	9,038,234

		$72,017,708

Food & Drug Stores – 1.2%
CVS Caremark Corp.	398,160	$19,251,036
Kroger Co.	155,830	4,054,697
Walgreen Co.	95,640	3,539,636

		$26,845,369

9

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
General Merchandise – 1.1%
Kohl’s Corp.	179,610	$7,719,638
Target Corp.	306,630	18,143,297

		$25,862,935

Insurance – 3.9%
ACE Ltd.	269,300	$21,490,140
Aon PLC	222,880	12,392,128
Chubb Corp.	71,200	5,362,784
MetLife, Inc.	534,770	17,615,324
Prudential Financial, Inc.	334,880	17,859,150
Travelers Cos., Inc.	230,600	16,561,692

		$91,281,218

Leisure & Toys – 0.4%
Hasbro, Inc.	239,150	$8,585,485

Machinery & Tools – 0.5%
Eaton Corp. PLC	223,480	$12,112,616

Major Banks – 7.2%
Bank of America Corp.	781,420	$9,064,472
Bank of New York Mellon Corp.	898,462	23,090,473
Goldman Sachs Group, Inc.	225,820	28,805,599
JPMorgan Chase & Co.	1,176,424	51,727,363
Morgan Stanley	198,700	3,799,144
PNC Financial Services Group, Inc.	146,440	8,538,916
State Street Corp.	310,900	14,615,409
Wells Fargo & Co.	770,410	26,332,614

		$165,973,990

Medical & Health Technology & Services – 0.5%
AmerisourceBergen Corp.	101,640	$4,388,815
Express Scripts Holding Co. (a)	63,490	3,428,460
Quest Diagnostics, Inc.	62,960	3,668,679

		$11,485,954

Medical Equipment – 2.1%
Becton, Dickinson & Co.	46,830	$3,661,638
Covidien PLC	175,910	10,157,043
Medtronic, Inc.	189,790	7,785,186
St. Jude Medical, Inc.	300,860	10,873,080
Thermo Fisher Scientific, Inc.	245,930	15,685,415

		$48,162,362

Metals & Mining – 0.1%
Cliffs Natural Resources, Inc.	35,640	$1,374,278

Natural Gas – Pipeline – 0.3%
Williams Cos., Inc.	233,698	$7,651,273

Oil Services – 0.4%
Schlumberger Ltd.	50,430	$3,494,295
Transocean, Inc.	142,860	6,378,699

		$9,872,994

Other Banks & Diversified Financials – 1.2%
American Express Co.	63,960	$3,676,421
MasterCard, Inc., “A”	6,762	3,322,035
SunTrust Banks, Inc.	111,840	3,170,664

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Other Banks & Diversified Financials – continued
Visa, Inc., “A”	62,000	$9,397,960
Western Union Co.	364,010	4,954,176
Zions Bancorporation	162,010	3,467,014

		$27,988,270

Pharmaceuticals – 4.8%
Abbott Laboratories	293,090	$19,197,395
Bayer AG	46,329	4,399,519
Johnson & Johnson	525,850	36,862,085
Merck & Co., Inc.	158,500	6,488,990
Pfizer, Inc.	1,581,106	39,654,138
Roche Holding AG	19,797	4,033,142

		$110,635,269

Printing & Publishing – 0.3%
McGraw-Hill Cos., Inc.	67,350	$3,682,025
Moody’s Corp.	88,790	4,467,913

		$8,149,938

Railroad & Shipping – 0.3%
Canadian National Railway Co.	38,060	$3,463,841
Union Pacific Corp.	25,870	3,252,376

		$6,716,217

Restaurants – 0.3%
McDonald’s Corp.	80,050	$7,061,211

Specialty Chemicals – 0.6%
Air Products & Chemicals, Inc.	156,560	$13,154,171

Specialty Stores – 0.5%
Advance Auto Parts, Inc.	100,320	$7,258,152
Staples, Inc.	421,470	4,804,758

		$12,062,910

Telecommunications – Wireless – 0.8%
Vodafone Group PLC	7,594,982	$19,100,363

Telephone Services – 1.2%
AT&T, Inc.	752,494	$25,366,573
CenturyLink, Inc.	86,081	3,367,489

		$28,734,062

Tobacco – 2.7%
Altria Group, Inc.	118,503	$3,723,364
Lorillard, Inc.	105,120	12,264,350
Philip Morris International, Inc.	549,970	45,999,491

		$61,987,205

Trucking – 0.7%
United Parcel Service, Inc., “B”	218,300	$16,095,259

Utilities – Electric Power – 1.1%
Duke Energy Corp.	56,920	$3,631,496
NRG Energy, Inc.	143,330	3,295,157
PG&E Corp.	118,190	4,748,874
PPL Corp.	266,970	7,643,351

10

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Utilities – Electric Power – continued
Public Service Enterprise Group, Inc.	187,930	$5,750,658

		$25,069,536

Total Common Stocks (Identified Cost, $1,264,956,366)		$1,398,223,801

BONDS – 37.9%
Agency – Other – 0.0%
Financing Corp., 9.65%, 2018	$740,000	$1,081,526

Asset-Backed & Securitized – 2.0%
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.809%, 2040 (z)	$1,962,844	$1,240,777
Capital Trust Realty Ltd., CDO, 5.16%, 2035 (n)	1,092,759	1,103,249
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049	4,124,280	4,731,003
Credit Suisse Mortgage Capital Certificate, FRN, 5.695%, 2040	3,818,128	4,424,470
GMAC Mortgage Corp. Loan Trust, FRN, 5.805%, 2036	1,126,976	1,000,576
Greenwich Capital Commercial Funding Corp., 5.475%, 2039	5,978,000	6,507,944
JPMorgan Chase Commercial Mortgage Securities Corp., 4.78%, 2042	2,485,000	2,683,353
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.929%, 2051	5,259,422	5,594,957
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 4.948%, 2037	2,548,000	2,724,110
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.213%, 2041	2,550,000	2,678,183
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.475%, 2043	3,100,123	3,501,266
Merrill Lynch Mortgage Trust, “A3”, FRN, 5.849%, 2050	808,563	859,810
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.736%, 2050	4,602,142	5,272,232
Morgan Stanley Capital I, Inc., FRN, 0.978%, 2030 (i)(n)	2,437,549	51,627
Residential Asset Mortgage Products, Inc., FRN, 4.97%, 2034	155,902	156,071
Residential Funding Mortgage Securities, Inc., FRN, 5.32%, 2035	2,130,088	1,280,102
Spirit Master Funding LLC, 5.05%, 2023 (z)	1,676,854	1,585,717

		$45,395,447

Automotive – 0.3%
Hyundai Capital America, 2.125%, 2017 (n)	$533,000	$536,816
Toyota Motor Credit Corp., 3.2%, 2015	1,430,000	1,516,383
Toyota Motor Credit Corp., 3.4%, 2021	2,050,000	2,232,579
Volkswagen International Finance N.V., 2.375%, 2017 (n)	1,948,000	2,006,401

		$6,292,179

Issuer	Shares/Par	Value ($)

BONDS – continued
Broadcasting – 0.2%
Hearst-Argyle Television, Inc., 7.5%, 2027	$1,871,000	$1,496,800
News America, Inc., 8.5%, 2025	1,586,000	2,153,449

		$3,650,249

Cable TV – 0.5%
Cox Communications, Inc., 4.625%, 2013	$2,949,000	$2,999,773
DIRECTV Holdings LLC, 4.6%, 2021	2,930,000	3,171,845
Time Warner Entertainment Co. LP, 8.375%, 2033	3,421,000	4,992,847

		$11,164,465

Conglomerates – 0.1%
ABB Finance (USA), Inc., 2.875%, 2022	$703,000	$719,760
General Electric Co., 2.7%, 2022	1,450,000	1,477,995
United Technologies Corp., 3.1%, 2022	970,000	1,027,218

		$3,224,973

Consumer Services – 0.0%
eBay, Inc., 1.35%, 2017	$657,000	$664,651

Defense Electronics – 0.1%
BAE Systems Holdings, Inc., 5.2%, 2015 (n)	$1,074,000	$1,176,127

Emerging Market Quasi-Sovereign – 0.4%
CNOOC Finance (2012) Ltd., 3.875%, 2022 (n)	$2,350,000	$2,497,293
Corporacion Nacional del Cobre de Chile, 3.75%, 2020 (n)	746,000	806,667
Petrobras International Finance Co., 5.375%, 2021	882,000	992,973
Petrobras International Finance Co., 6.75%, 2041	637,000	807,134
Petroleos Mexicanos, 8%, 2019	1,753,000	2,292,048
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.832%, 2016 (n)	1,754,976	1,933,106

		$9,329,221

Emerging Market Sovereign – 0.4%
Republic of Peru, 7.35%, 2025	$184,000	$266,616
Russian Federation, 3.625%, 2015 (z)	5,000,000	5,282,500
United Mexican States, 4.75%, 2044	3,200,000	3,616,000

		$9,165,116

Energy – Independent – 0.1%
Apache Corp., 3.25%, 2022	$959,000	$1,016,354
Apache Corp., 4.75%, 2043	734,000	799,038
EOG Resources, Inc., 2.625%, 2023	687,000	691,834
Hess Corp., 8.125%, 2019	700,000	921,275

		$3,428,501

Energy – Integrated – 0.6%
BP Capital Markets PLC, 4.5%, 2020	$683,000	$787,131
BP Capital Markets PLC, 4.742%, 2021	1,966,000	2,302,253
Husky Energy, Inc., 5.9%, 2014	1,758,000	1,884,307
Husky Energy, Inc., 7.25%, 2019	1,793,000	2,328,438
Petro-Canada, 6.05%, 2018	3,647,000	4,435,179

11

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Energy – Integrated – continued
Total Capital International S.A., 1.55%, 2017	$2,841,000	$2,884,800

		$14,622,108

Financial Institutions – 0.1%
General Electric Capital Corp., 5.45%, 2013	$1,963,000	$1,966,378

Food & Beverages – 0.2%
Anheuser-Busch InBev S.A., 8%, 2039	$2,330,000	$3,772,272
Kraft Foods Group, Inc., 3.5%, 2022 (n)	938,000	1,001,190
Molson Coors Brewing Co., 5%, 2042	801,000	897,650

		$5,671,112

Gaming & Lodging – 0.0%
Wyndham Worldwide Corp., 6%, 2016	$15,000	$16,965

Insurance – 0.1%
Metropolitan Life Global Funding I, 5.125%, 2013 (n)	$1,200,000	$1,215,028
Metropolitan Life Global Funding I, 5.125%, 2014 (n)	1,060,000	1,126,886

		$2,341,914

Insurance – Health – 0.1%
WellPoint, Inc., 3.3%, 2023	$1,363,000	$1,398,445

Insurance – Property & Casualty – 0.3%
Chubb Corp., 6.375% to 2017, FRN to 2067	$3,516,000	$3,832,440
Marsh & McLennan Cos., Inc., 4.8%, 2021	2,110,000	2,374,265
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2067 (n)	990,000	1,055,588

		$7,262,293

International Market Quasi-Sovereign – 0.7%
Achmea Hypotheekbank N.V., 3.2%, 2014 (n)	$163,000	$170,871
ING Bank N.V., 3.9%, 2014 (n)	2,900,000	3,014,843
Irish Life & Permanent PLC, 3.6%, 2013 (e)(n)	3,600,000	3,600,025
KFW International Finance, Inc., 4.875%, 2019	2,980,000	3,627,554
Societe Financement de l’ Economie Francaise, 3.375%, 2014 (n)	1,664,000	1,728,871
Temasek Financial I Ltd., 2.375%, 2023 (n)	4,130,000	4,067,662

		$16,209,826

Local Authorities – 0.1%
New Jersey Turnpike Authority Rev. (Build America Bonds), “F”, 7.414%, 2040	$2,405,000	$3,549,636

Machinery & Tools – 0.2%
Atlas Copco AB, 5.6%, 2017 (n)	$3,117,000	$3,634,958

Issuer	Shares/Par	Value ($)

BONDS – continued
Major Banks – 1.6%
ABN AMRO Bank N.V., FRN, 2.083%, 2014 (n)	$2,400,000	$2,427,816
Banco Santander U.S. Debt S.A.U., 3.781%, 2015 (n)	1,100,000	1,106,259
Bank of America Corp., 7.375%, 2014	1,160,000	1,256,103
Bank of America Corp., 5.49%, 2019	2,160,000	2,399,367
Bank of America Corp., 7.625%, 2019	1,640,000	2,098,496
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)	1,042,000	1,068,050
Commonwealth Bank of Australia, 5%, 2019 (n)	1,620,000	1,882,604
Credit Suisse New York, 5.5%, 2014	2,200,000	2,340,785
Goldman Sachs Group, Inc., 5.625%, 2017	2,680,000	2,940,434
HSBC Holdings PLC, 5.1%, 2021	1,568,000	1,851,621
ING Bank N.V., 3.75%, 2017 (n)	1,918,000	2,038,393
JPMorgan Chase & Co., 6.3%, 2019	2,760,000	3,405,183
JPMorgan Chase & Co., 3.25%, 2022	694,000	714,668
Merrill Lynch & Co., Inc., 6.15%, 2013	2,480,000	2,519,811
Morgan Stanley, 6.625%, 2018	1,980,000	2,333,579
PNC Funding Corp., 5.625%, 2017	2,078,000	2,399,221
Royal Bank of Scotland PLC, 2.55%, 2015	563,000	576,180
Wachovia Corp., 5.25%, 2014	2,143,000	2,285,167
Wells Fargo & Co., 2.1%, 2017	2,290,000	2,367,567

		$38,011,304

Medical & Health Technology & Services – 0.3%
Aristotle Holding, Inc., 2.65%, 2017 (n)	$2,980,000	$3,097,379
CareFusion Corp., 6.375%, 2019	2,550,000	3,040,742

		$6,138,121

Metals & Mining – 0.1%
Vale Overseas Ltd., 4.625%, 2020	$669,000	$722,855
Vale Overseas Ltd., 6.875%, 2039	525,000	658,248

		$1,381,103

Mortgage-Backed – 12.2%
Fannie Mae, 4.01%, 2013	$219,629	$220,843
Fannie Mae, 4.021%, 2013	974,226	979,541
Fannie Mae, 4.743%, 2013	69,555	69,616
Fannie Mae, 4.561%, 2014	873,578	903,935
Fannie Mae, 4.825%, 2014	1,577,073	1,645,012
Fannie Mae, 4.858%, 2014	792,815	800,821
Fannie Mae, 4.94%, 2015	379,000	408,900
Fannie Mae, 5.19%, 2015	401,375	436,817
Fannie Mae, 5.27%, 2016	1,096,505	1,268,697
Fannie Mae, 5.662%, 2016	307,104	344,034
Fannie Mae, 5.725%, 2016	689,700	781,456
Fannie Mae, 5.45%, 2017	768,594	862,268
Fannie Mae, 5.5%, 2017 - 2038	43,452,657	47,672,790
Fannie Mae, 6%, 2017 - 2037	20,314,382	22,506,413
Fannie Mae, 2.578%, 2018	1,545,000	1,654,315
Fannie Mae, 3.8%, 2018	327,670	365,343
Fannie Mae, 3.849%, 2018	388,393	436,514
Fannie Mae, 3.91%, 2018	478,513	534,831

12

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Mortgage-Backed – continued
Fannie Mae, 4.5%, 2018 - 2041	$8,426,877	$9,195,832
Fannie Mae, 5%, 2018 - 2041	21,796,551	23,703,541
Fannie Mae, 5.37%, 2018	1,740,000	1,984,041
Fannie Mae, 4.6%, 2019	315,054	367,057
Fannie Mae, 4.88%, 2020	837,726	938,579
Fannie Mae, 3%, 2027	3,029,527	3,201,927
Fannie Mae, 7.5%, 2030 - 2032	200,894	246,312
Fannie Mae, 6.5%, 2031 - 2037	5,560,670	6,276,041
Fannie Mae, 4%, 2040	821,655	891,267
Fannie Mae, 3.5%, 2041 - 2042	5,649,660	6,079,312
Fannie Mae, TBA, 3%, 2013	3,060,000	3,199,613
Fannie Mae, TBA, 3.5%, 2013	11,739,000	12,515,333
Freddie Mac, 6%, 2016 - 2037	10,136,214	11,164,701
Freddie Mac, 3.882%, 2017	839,798	943,772
Freddie Mac, 5%, 2017 - 2039	13,120,061	14,296,796
Freddie Mac, 2.303%, 2018	401,707	422,828
Freddie Mac, 2.412%, 2018	1,226,000	1,297,037
Freddie Mac, 3.154%, 2018	274,000	299,724
Freddie Mac, 4.5%, 2018 - 2035	5,669,253	6,041,806
Freddie Mac, 5.085%, 2019	2,793,000	3,311,037
Freddie Mac, 5.5%, 2019 - 2037	6,723,625	7,347,919
Freddie Mac, 3.808%, 2020	2,402,000	2,714,210
Freddie Mac, 6.5%, 2034 - 2038	3,462,157	3,933,503
Freddie Mac, 4%, 2040 - 2041	11,086,128	11,845,464
Freddie Mac, 3%, 2042	2,349,000	2,458,165
Freddie Mac, 3.5%, 2042	4,748,199	5,084,679
Freddie Mac, TBA, 2.5%, 2013	3,044,000	3,176,700
Freddie Mac, TBA, 3%, 2013	2,940,000	3,073,678
Ginnie Mae, 6%, 2032 - 2038	4,533,909	5,122,995
Ginnie Mae, 4.5%, 2033 - 2041	12,873,228	14,190,581
Ginnie Mae, 5.5%, 2033 - 2035	4,951,729	5,471,526
Ginnie Mae, 5%, 2034 - 2041	8,960,714	9,856,846
Ginnie Mae, 3.5%, 2041 - 2042	4,137,179	4,513,097
Ginnie Mae, 4%, 2041	6,297,925	6,918,415
Ginnie Mae, TBA, 3%, 2013	7,530,000	7,993,563

		$281,970,043

Natural Gas – Pipeline – 0.3%
Enterprise Products Operating LLC, 6.5%, 2019	$1,953,000	$2,447,509
Kinder Morgan Energy Partners LP, 7.4%, 2031	219,000	285,230
Kinder Morgan Energy Partners LP, 7.75%, 2032	1,000,000	1,345,230
Spectra Energy Capital LLC, 8%, 2019	1,694,000	2,237,230

		$6,315,199

Network & Telecom – 0.3%
AT&T, Inc., 5.55%, 2041	$992,000	$1,190,523
AT&T, Inc., 4.35%, 2045 (z)	2,898,000	2,911,029
Telecom Italia Capital, 5.25%, 2013	2,176,000	2,235,840

		$6,337,392

Oil Services – 0.1%
Transocean, Inc., 3.8%, 2022	$1,147,000	$1,175,597

Issuer	Shares/Par	Value ($)

BONDS – continued
Other Banks & Diversified Financials – 0.8%
American Express Co., 5.5%, 2016	$2,287,000	$2,614,640
Banco Bradesco S.A., 6.75%, 2019 (n)	1,391,000	1,575,308
Capital One Financial Corp., 6.15%, 2016	2,872,000	3,285,625
Citigroup, Inc., 5%, 2014	2,679,000	2,818,544
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)	2,025,000	2,346,833
Nordea Bank AB, 4.875%, 2021 (z)	1,880,000	2,181,007
Svenska Handelsbanken AB, 4.875%, 2014 (n)	2,240,000	2,367,142
Swedbank AB, 2.125%, 2017 (n)	527,000	538,457

		$17,727,556

Pharmaceuticals – 0.6%
AbbVie, Inc., 1.2%, 2015 (n)	$4,250,000	$4,278,394
Hospira, Inc., 6.05%, 2017	1,927,000	2,237,174
Roche Holdings, Inc., 6%, 2019 (n)	3,007,000	3,743,093
Teva Pharmaceutical Finance IV LLC, 3.65%, 2021	2,950,000	3,157,184

		$13,415,845

Real Estate – 0.8%
Boston Properties, Inc., REIT, 5%, 2015	$1,871,000	$2,043,952
ERP Operating LP, REIT, 5.375%, 2016	590,000	671,644
ERP Operating LP, REIT, 4.625%, 2021	2,097,000	2,362,088
HCP, Inc., REIT, 5.375%, 2021	1,703,000	1,939,301
HRPT Properties Trust, REIT, 6.25%, 2016	3,320,000	3,642,163
HRPT Properties Trust, REIT, 6.65%, 2018	1,620,000	1,815,688
Simon Property Group, Inc., REIT, 5.875%, 2017	1,880,000	2,225,911
WEA Finance LLC, REIT, 6.75%, 2019 (n)	837,000	1,036,902
WEA Finance LLC, REIT, 4.625%, 2021 (n)	2,300,000	2,575,338

		$18,312,987

Retailers – 0.4%
Home Depot, Inc., 5.95%, 2041	$643,000	$868,224
Limited Brands, Inc., 5.25%, 2014	779,000	817,950
Target Corp., 4%, 2042	2,356,000	2,420,505
Wal-Mart Stores, Inc., 5.25%, 2035	5,106,000	6,202,753

		$10,309,432

Supermarkets – 0.0%
Kroger Co., 5%, 2013	$1,045,000	$1,058,347

Supranational – 0.2%
Asian Development Bank, 2.75%, 2014	$2,220,000	$2,294,414
Asian Development Bank, 1.125%, 2017	1,340,000	1,364,333

		$3,658,747

Telecommunications – Wireless – 0.3%
Crown Castle Towers LLC, 6.113%, 2040 (n)	$1,605,000	$1,933,195
Crown Castle Towers LLC, 4.883%, 2040 (n)	830,000	936,541
Rogers Communications, Inc., 6.8%, 2018	3,340,000	4,224,976

		$7,094,712

13

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Tobacco – 0.1%
B.A.T. International Finance PLC, 3.25%, 2022 (n)	$2,334,000	$2,432,822

Transportation – Services – 0.1%
ERAC USA Finance Co., 7%, 2037 (n)	$2,572,000	$3,266,000

U.S. Government Agencies and Equivalents – 0.2%
Small Business Administration, 4.77%, 2024	$446,877	$498,939
Small Business Administration, 5.18%, 2024	775,084	868,092
Small Business Administration, 4.99%, 2024	793,019	894,934
Small Business Administration, 5.11%, 2025	3,270,216	3,667,183

		$5,929,148

U.S. Treasury Obligations – 12.5%
U.S. Treasury Bonds, 8.5%, 2020	$3,204,000	$4,823,020
U.S. Treasury Bonds, 8%, 2021	366,000	565,156
U.S. Treasury Bonds, 6%, 2026	278,000	402,275
U.S. Treasury Bonds, 6.75%, 2026	2,129,000	3,289,305
U.S. Treasury Bonds, 5.375%, 2031	495,000	706,613
U.S. Treasury Bonds, 4.5%, 2036	1,109,000	1,459,548
U.S. Treasury Bonds, 5%, 2037	252,000	355,556
U.S. Treasury Bonds, 4.5%, 2039	38,795,400	51,409,957
U.S. Treasury Notes, 3.5%, 2013	8,400,000	8,516,810
U.S. Treasury Notes, 3.125%, 2013	8,504,000	8,689,693
U.S. Treasury Notes, 2%, 2013	4,762,000	4,840,497
U.S. Treasury Notes, 1.5%, 2013	6,564,000	6,649,385
U.S. Treasury Notes, 1.875%, 2014	26,428,000	26,936,950
U.S. Treasury Notes, 1.875%, 2014	1,365,000	1,394,913
U.S. Treasury Notes, 0.5%, 2014	8,728,000	8,766,185
U.S. Treasury Notes, 4.125%, 2015	6,910,000	7,531,361
U.S. Treasury Notes, 2.125%, 2015	40,303,000	42,050,498
U.S. Treasury Notes, 9.875%, 2015	2,793,000	3,549,509
U.S. Treasury Notes, 2.625%, 2016	1,737,000	1,858,725
U.S. Treasury Notes, 4.875%, 2016	6,300,000	7,292,250
U.S. Treasury Notes, 0.875%, 2016	37,227,000	37,738,871
U.S. Treasury Notes, 3.75%, 2018	15,935,000	18,555,559
U.S. Treasury Notes, 2.75%, 2019	6,001,500	6,645,257
U.S. Treasury Notes, 3.125%, 2019	514,000	582,105

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Treasury Obligations – continued
U.S. Treasury Notes, 3.5%, 2020	$18,971,000	$22,025,635
U.S. Treasury Notes, 3.125%, 2021	10,702,000	12,135,897

		$288,771,530

Utilities – Electric Power – 0.5%
Bruce Mansfield Unit, 6.85%, 2034	$1,728,821	$1,801,431
MidAmerican Funding LLC, 6.927%, 2029	387,000	514,016
Oncor Electric Delivery Co., 7%, 2022	3,162,000	4,018,870
Progress Energy, Inc., 3.15%, 2022	2,519,000	2,550,049
PSEG Power LLC, 5.32%, 2016	1,603,000	1,812,291
System Energy Resources, Inc., 5.129%, 2014 (z)	379,130	384,115
Waterford 3 Funding Corp., 8.09%, 2017	124,471	128,542

		$11,209,314

Total Bonds (Identified Cost, $815,532,190)		$875,761,289

CONVERTIBLE PREFERRED STOCKS – 0.3%
Aerospace – 0.0%
United Technologies Corp., 7.5%	17,600	$980,496

Automotive – 0.2%
General Motors Co., 4.75%	83,720	$3,694,564

Utilities – Electric Power – 0.1%
PPL Corp., 9.5%	24,560	$1,284,734

Total Convertible Preferred Stocks (Identified Cost, $6,298,147)		$5,959,794

MONEY MARKET FUNDS – 2.6%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value (v)	61,232,279	$61,232,279

Total Investments (Identified Cost, $2,148,018,982)		$2,341,177,163

OTHER ASSETS, LESS LIABILITIES – (1.2)%		(27,913,079)

Net Assets – 100.0%		$2,313,264,084

(a)	Non-income producing security.

(e)	Guaranteed by Minister for Finance of Ireland.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $69,377,734, representing 3.0% of net assets.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

14

MFS Total Return Series

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
AT&T, Inc., 4.35%, 2045	12/13/12	$2,966,222	$2,911,029
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.809%, 2040	3/01/06	1,962,844	1,240,777
Nordea Bank AB, 4.875%, 2021	1/11/11	1,872,467	2,181,007
Russian Federation, 3.625%, 2015	4/22/10	4,987,198	5,282,500
Spirit Master Funding LLC, 5.05%, 2023	10/04/05	1,663,074	1,585,717
System Energy Resources, Inc., 5.129%, 2014	4/16/04-11/22/04	379,448	384,115
Total Restricted Securities			$13,585,145
% of Net assets			0.6%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

TBA	To Be Announced

See Notes to Financial Statements

15

MFS Total Return Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/12
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $2,086,786,703)	$2,279,944,884
Underlying affiliated funds, at cost and value	61,232,279
Total investments, at value (identified cost, $2,148,018,982)	$2,341,177,163
Receivables for
Fund shares sold	508,459
Interest and dividends	7,922,430
Other assets	17,538
Total assets		$2,349,625,590
Liabilities
Payable to custodian	$1,533
Payables for
Investments purchased	102,867
TBA purchase commitments	32,406,577
Fund shares reacquired	3,423,334
Payable to affiliates
Investment adviser	185,338
Shareholder servicing costs	2,132
Distribution and/or service fees	23,788
Payable for independent Trustees’ compensation	180
Accrued expenses and other liabilities	215,757
Total liabilities		$36,361,506
Net assets		$2,313,264,084
Net assets consist of
Paid-in capital	$2,288,043,851
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	193,165,979
Accumulated net realized gain (loss) on investments and foreign currency	(223,693,347)
Undistributed net investment income	55,747,601
Net assets		$2,313,264,084
Shares of beneficial interest outstanding		115,921,673

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$1,440,525,117	71,848,357	$20.05
Service Class	872,738,967	44,073,316	19.80

See Notes to Financial Statements

16

MFS Total Return Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/12
Net investment income
Income
Dividends	$38,788,964
Interest	34,104,496
Dividends from underlying affiliated funds	46,470
Foreign taxes withheld	(238,151)
Total investment income		$72,701,779
Expenses
Management fee	$17,946,112
Distribution and/or service fees	2,166,402
Shareholder servicing costs	221,380
Administrative services fee	352,156
Independent Trustees’ compensation	50,285
Custodian fee	161,923
Shareholder communications	263,605
Audit and tax fees	66,409
Legal fees	28,235
Miscellaneous	97,989
Total expenses		$21,354,496
Fees paid indirectly	(159)
Reduction of expenses by investment adviser	(707,547)
Net expenses		$20,646,790
Net investment income		$52,054,989
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$91,128,037
Foreign currency	(11,923)
Net realized gain (loss) on investments and foreign currency		$91,116,114
Change in unrealized appreciation (depreciation)
Investments	$111,015,023
Translation of assets and liabilities in foreign currencies	31,847
Net unrealized gain (loss) on investments and foreign currency translation		$111,046,870
Net realized and unrealized gain (loss) on investments and foreign currency		$202,162,984
Change in net assets from operations		$254,217,973

See Notes to Financial Statements

17

MFS Total Return Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2012	2011
Change in net assets
From operations
Net investment income	$52,054,989	$59,820,148
Net realized gain (loss) on investments and foreign currency	91,116,114	87,425,419
Net unrealized gain (loss) on investments and foreign currency translation	111,046,870	(100,406,972)
Change in net assets from operations	$254,217,973	$46,838,595
Distributions declared to shareholders
From net investment income	$(62,960,127)	$(65,256,874)
Change in net assets from fund share transactions	$(311,739,490)	$(333,095,963)
Total change in net assets	$(120,481,644)	$(351,514,242)
Net assets
At beginning of period	2,433,745,728	2,785,259,970
At end of period (including undistributed net investment income of $55,747,601 and $62,958,681, respectively)	$2,313,264,084	$2,433,745,728

See Notes to Financial Statements

18

MFS Total Return Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$18.53	$18.71	$17.48	$15.42	$21.68
Income (loss) from investment operations
Net investment income (d)	$0.44	$0.44	$0.41	$0.44	$0.52
Net realized and unrealized gain (loss) on investments and foreign currency	1.63	(0.12)	1.31	2.20	(4.97)
Total from investment operations	$2.07	$0.32	$1.72	$2.64	$(4.45)
Less distributions declared to shareholders
From net investment income	$(0.55)	$(0.50)	$(0.49)	$(0.58)	$(0.61)
From net realized gain on investments	—	—	—	—	(1.20)
Total distributions declared to shareholders	$(0.55)	$(0.50)	$(0.49)	$(0.58)	$(1.81)
Net asset value, end of period (x)	$20.05	$18.53	$18.71	$17.48	$15.42
Total return (%) (k)(r)(s)(x)	11.26	1.77	9.93	18.03	(22.13)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80	0.81	0.81	0.82	0.82
Expenses after expense reductions (f)	0.77	0.78	0.81	0.82	0.80
Net investment income	2.26	2.36	2.30	2.80	2.80
Portfolio turnover	22	19	30	43	55
Net assets at end of period (000 omitted)	$1,440,525	$1,574,503	$1,860,233	$1,967,226	$1,901,307

See Notes to Financial Statements

19

MFS Total Return Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$18.31	$18.48	$17.28	$15.24	$21.44
Income (loss) from investment operations
Net investment income (d)	$0.39	$0.39	$0.36	$0.39	$0.46
Net realized and unrealized gain (loss) on investments and foreign currency	1.60	(0.11)	1.29	2.18	(4.91)
Total from investment operations	$1.99	$0.28	$1.65	$2.57	$(4.45)
Less distributions declared to shareholders
From net investment income	$(0.50)	$(0.45)	$(0.45)	$(0.53)	$(0.55)
From net realized gain on investments	—	—	—	—	(1.20)
Total distributions declared to shareholders	$(0.50)	$(0.45)	$(0.45)	$(0.53)	$(1.75)
Net asset value, end of period (x)	$19.80	$18.31	$18.48	$17.28	$15.24
Total return (%) (k)(r)(s)(x)	10.93	1.58	9.63	17.72	(22.32)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.06	1.06	1.07	1.07
Expenses after expense reductions (f)	1.02	1.03	1.06	1.07	1.05
Net investment income	2.02	2.11	2.05	2.54	2.55
Portfolio turnover	22	19	30	43	55
Net assets at end of period (000 omitted)	$872,739	$859,243	$925,027	$872,466	$804,493

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

20

MFS Total Return Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Total Return Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

In this reporting period the fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the FASB issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be

21

MFS Total Return Series

Notes to Financial Statements – continued

valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,312,294,471	$—	$—	$1,312,294,471
United Kingdom	—	44,202,431	—	44,202,431
Switzerland	19,683,215	4,033,142	—	23,716,357
France	—	12,453,464	—	12,453,464
Germany	—	4,399,519	—	4,399,519
Israel	3,653,512	—	—	3,653,512
Canada	3,463,841	—	—	3,463,841
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	295,782,204	—	295,782,204
Non-U.S. Sovereign Debt	—	38,362,910	—	38,362,910
U.S. Corporate Bonds	—	148,581,472	—	148,581,472
Residential Mortgage-Backed Securities	—	284,406,792	—	284,406,792
Commercial Mortgage-Backed Securities	—	40,614,672	—	40,614,672
Asset-Backed Securities (including CDOs)	—	2,344,026	—	2,344,026
Foreign Bonds	—	65,669,213	—	65,669,213
Mutual Funds	61,232,279	—	—	61,232,279
Total Investments	$1,400,327,318	$940,849,845	$—	$2,341,177,163

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $56,873,257 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $19,683,215 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned

22

MFS Total Return Series

Notes to Financial Statements – continued

securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2012, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of Investments. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA purchase commitments are held at carrying amount, which approximates fair value and are categorized as Level 2 within the fair value hierarchy disclosure. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount for the year ended December 31, 2012, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and wash sale deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/12	12/31/11
Ordinary income (including any short-term capital gains)	$62,960,127	$65,256,874

23

MFS Total Return Series

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/12
Cost of investments	$2,165,128,895
Gross appreciation	266,541,242
Gross depreciation	(90,492,974)
Net unrealized appreciation (depreciation)	$176,048,268
Undistributed ordinary income	55,747,601
Capital loss carryforwards	(206,583,434)
Other temporary differences	7,798

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
12/31/16	$(145,924,046)
12/31/17	(60,659,388)
Total	$(206,583,434)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/12	Year ended 12/31/11
Initial Class	$41,257,304	$44,014,211
Service Class	21,702,823	21,242,663
Total	$62,960,127	$65,256,874

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $3 billion of average daily net assets	0.75%
Next $2 billion of average daily net assets	0.65%
Average daily net assets in excess of $5 billion	0.50%

The investment adviser has agreed in writing to reduce its management fee to 0.70% of average daily net assets in excess of $1 billion up to $2.5 billion, and 0.65% of average daily net assets in excess of $2.5 billion up to $3 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2014. This management fee reduction amounted to $698,913, which is shown as a reduction of total expenses in the Statement of Operations.

The management fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.72% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and

24

MFS Total Return Series

Notes to Financial Statements – continued

variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2012, the fee was $218,819, which equated to 0.0091% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2012, these costs amounted to $2,561.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.0147% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $20,418 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $8,634, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$122,791,427	$154,559,791
Investments (non-U.S. Government securities)	$390,495,219	$677,659,269

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,388,031	$27,195,466	2,116,823	$40,124,261
Service Class	5,450,651	105,686,433	6,166,846	114,533,054
	6,838,682	$132,881,899	8,283,669	$154,657,315
Shares issued to shareholders in reinvestment of distributions
Initial Class	2,117,931	$41,257,304	2,445,234	$44,014,211
Service Class	1,126,834	21,702,823	1,193,408	21,242,663
	3,244,765	$62,960,127	3,638,642	$65,256,874

25

MFS Total Return Series

Notes to Financial Statements – continued

	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Shares reacquired
Initial Class	(16,612,377)	$(325,336,787)	(19,049,237)	$(358,577,630)
Service Class	(9,435,964)	(182,244,729)	(10,473,551)	(194,432,522)
	(26,048,341)	$(507,581,516)	(29,522,788)	$(553,010,152)
Net change
Initial Class	(13,106,415)	$(256,884,017)	(14,487,180)	$(274,439,158)
Service Class	(2,858,479)	(54,855,473)	(3,113,297)	(58,656,805)
	(15,964,894)	$(311,739,490)	(17,600,477)	$(333,095,963)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2012, the fund’s commitment fee and interest expense were $15,449 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	25,468,371	398,904,513	(363,140,605)	61,232,279

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$46,470	$61,232,279

26

MFS Total Return Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Total Return Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Total Return Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Total Return Series as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2013

27

MFS Total Return Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 68)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	N/A

John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A

J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

28

MFS Total Return Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A

Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

29

MFS Total Return Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Nevin Chitkara William Douglas Steven Gorham Richard Hawkins Joshua Marston Brooks Taylor

30

MFS Total Return Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2012 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2011 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2011, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 5th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2011 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context

31

MFS Total Return Series

Board Review of Investment Advisory Agreement – continued

of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $3 billion and $5 billion, and that MFS has agreed in writing to reduce the Fund’s advisory fee on average daily net assets over $1 billion and $2.5 billion, which may not be changed without the Trustees’ approval. The Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2012.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios – VIT” in the “Products” section of the MFS Web site (mfs.com).

32

MFS Total Return Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios – VIT” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 54.82% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

33

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

34

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

35

ANNUAL REPORT

December 31, 2012

MFS® HIGH INCOME SERIES

MFS® Variable Insurance Trust

VHI-ANN

MFS® HIGH INCOME SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS High Income Series

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

The global market outlook for 2013 is one of cautious optimism. While we are seeing some positive economic trends in the United States, Europe and China, the overall environment remains challenging. In the United States, the recent fiscal cliff agreement was received positively by investors, even though it mostly addressed pressing taxation issues and did not resolve additional concerns, including the need for spending cuts and a large-scale reduction of the federal debt. These issues will be front and center again in the spring. Despite the ongoing uncertainty, economic tailwinds are gathering strength as the U.S. housing and job markets are improving and consumer confidence is rising.

Overseas, the debt crisis continues to weigh heavily on eurozone markets, with even Germany — long an economic stalwart — experiencing some contraction. These ongoing challenges could be a drag on global market performance this year. In Asia, manufacturing activity has accelerated in emerging markets such as China and India, and we are seeing signs of stabilized loan growth in China, a leading indicator of that country’s economic health. In contrast, Japan’s economy is contracting sharply under deflationary pressures. Nevertheless, Japanese markets have responded favorably to early actions by the new government, which appears determined to act aggressively, along with the Bank of Japan, to stimulate growth.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process revolves around global research and our disciplined risk management approach. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We remain mindful of the many economic challenges investors face today, and believe it is more important than ever to maintain a long-term view, employ time-tested principles, such as asset allocation and diversification, and work closely with investment advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS High Income Series

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Energy – Independent	8.4%
Broadcasting	6.1%
Medical & Health Technology & Services	5.6%
Utilities – Electric Power	4.3%
Telecommunications – Wireless	4.1%

Composition including fixed income credit quality (a)(i)
A	0.3%
BBB	6.4%
BB	31.8%
B	43.3%
CCC	14.4%
CC	0.1%
C	0.1%
D	0.1%
Not Rated (o)	0.0%
Non-Fixed Income	2.7%
Cash & Other	0.8%

Portfolio facts (i)
Average Duration (d)	3.8
Average Effective Maturity (m)	7.1 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%

Percentages are based on net assets as of 12/31/12.

The portfolio is actively managed and current holdings may be different.

2

MFS High Income Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2012, Initial Class shares of the MFS High Income Series (“fund”) provided a total return of 14.69%, while Service Class shares of the fund provided a return of 14.43%. These compare with a return of 15.78% over the same period for the fund’s benchmark, the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index.

Market Environment

The beginning of the period was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

During the middle of the period, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the second half of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, as we moved toward year end, the fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline.

Detractors from Performance

Relative to the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, the fund’s lesser exposure to “BB” (r) and “B” rated securities detracted from performance as lower-quality issues appeared to have benefited from strong investor demand due to a liquidity-fueled rally during the reporting period.

The portion of the fund’s return derived from yield, which was less than that of the benchmark, weighed on relative results. The fund’s lesser exposure to the telecom sector also hindered relative performance as this market segment performed well during the reporting period.

Bond selection was another negative factor for relative results. Among individual securities, debt holdings of oil and natural gas exploration and production company OGX Petroleo, oil and natural gas property company ATP Oil & Gas (h), and Spanish language radio and television station owner and operator LBI Media were among the fund’s top relative detractors for the reporting period.

Contributors to Performance

The fund’s greater exposure to the finance sector contributed to relative results as this sector posted strong returns for the reporting period. A greater exposure to “BBB” rated securities further supported positive relative results.

Top individual contributors during the reporting period included the fund’s debt holdings of insurance firm American International Group, financial services firm Royal Bank of Scotland, UK-based bank Santander UK, cement producer CEMEX, and investment bank LBG Capital.

Respectfully,

William Adams	David Cole
Portfolio Manager	Portfolio Manager

(h)	Security was not held in the portfolio at period end.

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

MFS High Income Series

PERFORMANCE SUMMARY THROUGH 12/31/12

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/12

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	7/26/95	14.69%	7.35%	7.73%
Service Class	5/01/00	14.43%	7.09%	7.47%

Comparative benchmark
Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)		15.78%	10.45%	10.60%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

4

MFS High Income Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2012 through December 31, 2012

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/12	Ending Account Value 12/31/12	Expenses Paid During Period (p) 7/01/12-12/31/12
Initial Class	Actual	0.81%	$1,000.00	$1,074.36	$4.22
	Hypothetical (h)	0.81%	$1,000.00	$1,021.06	$4.12
Service Class	Actual	1.06%	$1,000.00	$1,072.80	$5.52
	Hypothetical (h)	1.06%	$1,000.00	$1,019.81	$5.38

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

5

MFS High Income Series

PORTFOLIO OF INVESTMENTS – 12/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par		Value ($)

BONDS – 94.5%
Aerospace – 2.1%
Bombardier, Inc., 7.5%, 2018 (n)		$1,370,000	$1,525,838
Bombardier, Inc., 7.75%, 2020 (n)		740,000	839,900
CPI International, Inc., 8%, 2018		1,040,000	1,015,300
Heckler & Koch GmbH, 9.5%, 2018 (z)	EUR	386,000	440,718
Huntington Ingalls Industries, Inc., 7.125%, 2021		$1,570,000	1,707,335
Kratos Defense & Security Solutions, Inc., 10%, 2017		1,280,000	1,404,800

			$6,933,891

Apparel Manufacturers – 1.1%
Hanesbrands, Inc., 8%, 2016		$115,000	$126,213
Hanesbrands, Inc., 6.375%, 2020		535,000	588,500
Jones Group, Inc., 6.875%, 2019		790,000	821,600
Levi Strauss & Co., 6.875%, 2022		165,000	176,963
PVH Corp., 7.375%, 2020		1,135,000	1,272,619
PVH Corp., 4.5%, 2022		600,000	606,000

			$3,591,895

Asset-Backed & Securitized – 0.4%
Arbor Realty Mortgage Securities, CDO, FRN, 2.618%, 2038 (z)		$568,229	$170,469
Citigroup Commercial Mortgage Trust, FRN, 5.702%, 2049		985,952	187,075
Crest Ltd., CDO, 7%, 2040 (a)(p)		1,006,567	50,328
CWCapital Cobalt Ltd., CDO, 6.23%, 2045 (a)(p)(z)		1,201,143	12,011
CWCapital Cobalt Ltd., CDO, “F”, FRN, 1.614%, 2050 (z)		525,913	1,315
First Union National Bank Commercial Mortgage Trust, 6.75%, 2032		548,467	274,288
G-Force LLC, CDO, “A2”, 4.83%, 2036 (z)		511,350	513,906
JPMorgan Chase Commercial Mortgage Securities Corp., “C”, FRN, 6.001%, 2051		750,000	224,906

			$1,434,298

Automotive – 3.5%
Accuride Corp., 9.5%, 2018		$1,130,000	$1,090,450
Allison Transmission, Inc., 7.125%, 2019 (n)		1,480,000	1,579,900
Continental Rubber of America Corp., 4.5%, 2019 (n)		235,000	240,498
Ford Motor Co., 7.45%, 2031		320,000	406,400
Ford Motor Credit Co. LLC, 12%, 2015		1,926,000	2,364,165
Ford Motor Credit Co. LLC, 8.125%, 2020		395,000	506,144
General Motors Financial Co., Inc., 4.75%, 2017 (n)		435,000	457,398
General Motors Financial Co., Inc., 6.75%, 2018		905,000	1,038,201
Goodyear Tire & Rubber Co., 8.25%, 2020		230,000	252,425
Goodyear Tire & Rubber Co., 7%, 2022		425,000	455,813
Jaguar Land Rover PLC, 7.75%, 2018 (n)		200,000	218,000

Issuer	Shares/Par	Value ($)

BONDS – continued
Automotive – continued
Jaguar Land Rover PLC, 8.125%, 2021 (n)	$1,935,000	$2,128,500
Lear Corp., 8.125%, 2020	562,000	633,655

		$11,371,549

Broadcasting – 5.8%
Allbritton Communications Co., 8%, 2018	$490,000	$531,650
AMC Networks, Inc., 7.75%, 2021	896,000	1,025,920
Clear Channel Communications, Inc., 9%, 2021	908,000	810,390
Clear Channel Worldwide Holdings, Inc., 6.5%, 2022 (n)	235,000	241,463
Clear Channel Worldwide Holdings, Inc., 6.5%, 2022 (n)	635,000	658,813
Clear Channel Worldwide Holdings, Inc., “A”, 7.625%, 2020	50,000	49,875
Clear Channel Worldwide Holdings, Inc., “B”, 7.625%, 2020	535,000	539,013
Hughes Network Systems LLC, 7.625%, 2021	645,000	733,688
IAC/InterActiveCorp, 4.75%, 2022 (z)	135,000	134,325
Inmarsat Finance PLC, 7.375%, 2017 (n)	860,000	924,500
Intelsat Bermuda Ltd., 11.25%, 2017	1,735,000	1,834,763
Intelsat Bermuda Ltd., 11.5%, 2017 (p)	1,480,000	1,572,500
Intelsat Jackson Holdings Ltd., 6.625%, 2022 (n)	785,000	810,513
LBI Media, Inc., 13.5% to 2015, 11.5% to 2020 (p)(z)	410,000	172,200
Liberty Media Corp., 8.5%, 2029	1,375,000	1,488,438
Local TV Finance LLC, 9.25%, 2015 (p)(z)	812,946	822,092
Nexstar Broadcasting Group, Inc., 8.875%, 2017	430,000	471,925
Nexstar Broadcasting Group, Inc., 6.875%, 2020 (n)	130,000	133,413
Sinclair Broadcast Group, Inc., 9.25%, 2017 (n)	585,000	643,500
Sinclair Broadcast Group, Inc., 8.375%, 2018	175,000	195,563
SIRIUS XM Radio, Inc., 8.75%, 2015 (n)	595,000	673,838
SIRIUS XM Radio, Inc., 7.625%, 2018 (n)	1,165,000	1,298,975
SIRIUS XM Radio, Inc., 5.25%, 2022 (n)	150,000	151,500
Starz LLC/Starz Finance Corp., 5%, 2019 (n)	370,000	379,250
Townsquare Radio LLC, 9%, 2019 (z)	410,000	449,975
Univision Communications, Inc., 6.875%, 2019 (n)	595,000	618,800
Univision Communications, Inc., 7.875%, 2020 (n)	820,000	887,650
Univision Communications, Inc., 8.5%, 2021 (n)	675,000	696,938

		$18,951,470

Brokerage & Asset Managers – 0.3%
E*TRADE Financial Corp., 6.375%, 2019	$1,100,000	$1,127,500

6

MFS High Income Series

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
Building – 2.8%
Boise Cascade LLC/Finance Corp., 6.375%, 2020 (n)		$430,000	$442,900
Building Materials Holding Corp., 6.875%, 2018 (n)		815,000	880,200
Building Materials Holding Corp., 7%, 2020 (n)		480,000	523,200
Building Materials Holding Corp., 6.75%, 2021 (n)		445,000	491,725
CEMEX S.A.B. de C.V., 9.25%, 2020		815,000	884,275
HD Supply, Inc., 13.5%, 2015		615,000	630,375
HD Supply, Inc., 8.125%, 2019 (n)		470,000	535,800
HD Supply, Inc., 11.5%, 2020 (n)		375,000	422,344
Masonite International Corp., 8.25%, 2021 (n)		960,000	1,027,200
Nortek, Inc., 8.5%, 2021		1,300,000	1,443,000
Roofing Supply Group LLC/Roofing Supply Finance, Inc., 10%, 2020 (n)		320,000	358,400
USG Corp., 6.3%, 2016		822,000	850,770
USG Corp., 7.875%, 2020 (n)		490,000	545,125

			$9,035,314

Business Services – 1.7%
Ceridian Corp., 12.25%, 2015 (p)		$350,000	$350,875
Ceridian Corp., 8.875%, 2019 (n)		200,000	217,000
Fidelity National Information Services, Inc., 7.625%, 2017		425,000	462,188
Fidelity National Information Services, Inc., 5%, 2022		670,000	718,575
iGate Corp., 9%, 2016		1,072,000	1,161,780
Iron Mountain, Inc., 8.375%, 2021		1,170,000	1,298,700
Legend Acquisition Sub, Inc., 10.75%, 2020 (n)		610,000	552,050
Lender Processing Services, Inc., 5.75%, 2023		530,000	549,875
SunGard Data Systems, Inc., 7.375%, 2018		315,000	337,444

			$5,648,487

Cable TV – 3.6%
Bresnan Broadband Holdings LLC, 8%, 2018 (n)		$270,000	$291,600
CCO Holdings LLC, 7.875%, 2018		1,135,000	1,221,544
CCO Holdings LLC, 8.125%, 2020		1,640,000	1,836,800
CCO Holdings LLC, 7.375%, 2020		385,000	427,350
CCO Holdings LLC, 5.125%, 2023		340,000	339,150
Cequel Communications Holdings, 6.375%, 2020 (z)		270,000	281,138
DISH DBS Corp., 6.75%, 2021		530,000	604,200
DISH DBS Corp., 5%, 2023 (z)		565,000	565,000
EchoStar Corp., 7.125%, 2016		825,000	924,000
Telenet Finance Luxembourg, 6.375%, 2020 (n)	EUR	270,000	381,334
Unitymedia Hessen GmbH & Co., 5.5%, 2023 (z)		$205,000	211,663
UPC Holding B.V., 9.875%, 2018 (n)		685,000	774,050

Issuer	Shares/Par		Value ($)

BONDS – continued
Cable TV – continued
UPCB Finance III Ltd., 6.625%, 2020 (n)		$1,472,000	$1,576,880
Virgin Media Finance PLC, 8.375%, 2019		81,000	91,935
Virgin Media Finance PLC, 4.875%, 2022		200,000	204,500
Virgin Media Finance PLC, 5.25%, 2022		1,020,000	1,081,200
Ziggo Bond Co. B.V., 8%, 2018 (n)	EUR	700,000	1,016,362

			$11,828,706

Chemicals – 2.2%
Celanese U.S. Holdings LLC, 6.625%, 2018		$835,000	$918,500
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 8.875%, 2018		1,025,000	1,053,188
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 9%, 2020		270,000	246,375
Huntsman International LLC, 8.625%, 2021		1,105,000	1,262,463
INEOS Finance PLC, 8.375%, 2019 (n)		660,000	711,150
INEOS Group Holdings PLC, 8.5%, 2016 (n)		880,000	875,600
LyondellBasell Industries N.V., 5%, 2019		455,000	502,775
LyondellBasell Industries N.V., 6%, 2021		805,000	943,863
Momentive Performance Materials, Inc., 11.5%, 2016		249,000	145,665
Polypore International, Inc., 7.5%, 2017		455,000	495,950

			$7,155,529

Computer Software – 1.4%
Infor U.S., Inc., 11.5%, 2018		$1,100,000	$1,287,000
Nuance Communications, Inc., 5.375%, 2020 (n)		770,000	804,650
Seagate HDD Cayman, 6.875%, 2020		600,000	638,250
Syniverse Holdings, Inc., 9.125%, 2019		1,200,000	1,281,000
TransUnion Holding Co., Inc., 9.625%, 2018		410,000	433,575
TransUnion LLC/TransUnion Financing Corp., 11.375%, 2018		195,000	227,175

			$4,671,650

Computer Software – Systems – 0.9%
Audatex North America, Inc., 6.75%, 2018 (n)		$645,000	$690,150
CDW LLC/CDW Finance Corp., 12.535%, 2017		633,000	676,519
CDW LLC/CDW Finance Corp., 8.5%, 2019		920,000	995,900
DuPont Fabros Technology, Inc., REIT, 8.5%, 2017		560,000	611,800

			$2,974,369

Conglomerates – 1.3%
Amsted Industries, Inc., 8.125%, 2018 (n)		$1,710,000	$1,829,700
Dynacast International LLC, 9.25%, 2019		745,000	797,150
Griffon Corp., 7.125%, 2018		1,280,000	1,356,800
Silver II Borrower SCA/Silver II US Holdings, 7.75%, 2020 (z)		395,000	408,825

			$4,392,475

7

MFS High Income Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Consumer Products – 1.1%
Easton-Bell Sports, Inc., 9.75%, 2016	$890,000	$956,839
Elizabeth Arden, Inc., 7.375%, 2021	910,000	1,016,925
FGI Operating Co./FGI Finance, Inc., 7.875%, 2020 (n)	85,000	87,550
Jarden Corp., 7.5%, 2020	770,000	845,075
Libbey Glass, Inc., 6.875%, 2020	320,000	344,000
Prestige Brands, Inc., 8.125%, 2020	95,000	105,688
Spectrum Brands Escrow Corp., 6.375%, 2020 (n)	295,000	309,750
Spectrum Brands Escrow Corp., 6.625%, 2022 (z)	75,000	80,438

		$3,746,265

Consumer Services – 0.8%
QVC, Inc., 7.375%, 2020 (n)	$705,000	$784,409
Service Corp. International, 6.75%, 2015	565,000	621,500
Service Corp. International, 7%, 2017	1,015,000	1,167,250

		$2,573,159

Containers – 2.0%
Ardagh Packaging Finance PLC, 7.375%, 2017 (n)	$755,000	$820,119
Ardagh Packaging Finance PLC, 9.125%, 2020 (n)	970,000	1,052,450
Ardagh Packaging Finance PLC, 9.125%, 2020 (n)	200,000	218,000
Ball Corp., 5%, 2022	521,000	557,470
Berry Plastics Group, Inc., 9.5%, 2018	330,000	363,000
Greif, Inc., 6.75%, 2017	1,070,000	1,193,050
Greif, Inc., 7.75%, 2019	155,000	179,025
Reynolds Group, 7.125%, 2019	695,000	747,125
Reynolds Group, 9.875%, 2019	330,000	353,100
Reynolds Group, 5.75%, 2020 (n)	505,000	521,413
Reynolds Group, 8.25%, 2021	615,000	624,225

		$6,628,977

Defense Electronics – 0.6%
Ducommun, Inc., 9.75%, 2018	$945,000	$1,015,875
MOOG, Inc., 7.25%, 2018	745,000	783,181

		$1,799,056

Electrical Equipment – 0.2%
Avaya, Inc., 9.75%, 2015	$615,000	$547,350
Avaya, Inc., 7%, 2019 (n)	250,000	233,750

		$781,100

Electronics – 0.9%
Freescale Semiconductor, Inc., 9.25%, 2018 (n)	$1,220,000	$1,332,850
Nokia Corp., 5.375%, 2019	335,000	319,088
Nokia Corp., 6.625%, 2039	220,000	197,450
NXP B.V., 9.75%, 2018 (n)	100,000	115,875
Sensata Technologies B.V., 6.5%, 2019 (n)	960,000	1,022,400

		$2,987,663

Issuer	Shares/Par	Value ($)

BONDS – continued
Energy – Independent – 8.2%
BreitBurn Energy Partners LP, 8.625%, 2020	$445,000	$485,050
BreitBurn Energy Partners LP, 7.875%, 2022 (n)	960,000	996,000
Carrizo Oil & Gas, Inc., 8.625%, 2018	385,000	415,800
Chaparral Energy, Inc., 7.625%, 2022	505,000	530,250
Chesapeake Energy Corp., 6.875%, 2020	790,000	856,163
Concho Resources, Inc., 8.625%, 2017	625,000	680,469
Concho Resources, Inc., 6.5%, 2022	770,000	847,000
Continental Resources, Inc., 8.25%, 2019	925,000	1,036,000
Denbury Resources, Inc., 8.25%, 2020	1,270,000	1,428,750
Energy XXI Gulf Coast, Inc., 9.25%, 2017	1,425,000	1,628,063
EP Energy LLC, 9.375%, 2020	1,990,000	2,243,725
EPL Oil & Gas, Inc., 8.25%, 2018 (n)	525,000	539,438
EXCO Resources, Inc., 7.5%, 2018	485,000	470,450
Harvest Operations Corp., 6.875%, 2017	1,245,000	1,381,950
Hilcorp Energy I/Hilcorp Finance Co., 8%, 2020 (n)	350,000	383,250
Laredo Petroleum, Inc., 9.5%, 2019	615,000	687,263
LINN Energy LLC, 6.5%, 2019	445,000	449,450
LINN Energy LLC, 8.625%, 2020	710,000	773,900
LINN Energy LLC, 7.75%, 2021	546,000	581,490
MEG Energy Corp., 6.5%, 2021 (n)	300,000	315,750
Newfield Exploration Co., 6.875%, 2020	905,000	968,350
OGX Petroleo e Gas Participacoes S.A., 8.5%, 2018 (n)	302,000	271,800
Plains Exploration & Production Co., 8.625%, 2019	905,000	1,029,438
Plains Exploration & Production Co., 6.5%, 2020	340,000	376,550
Plains Exploration & Production Co., 6.75%, 2022	695,000	780,138
QEP Resources, Inc., 6.875%, 2021	1,265,000	1,457,913
Range Resources Corp., 8%, 2019	1,045,000	1,157,338
Range Resources Corp., 5%, 2022	300,000	313,500
Samson Investment Co., 9.75%, 2020 (n)	520,000	549,900
SandRidge Energy, Inc., 8%, 2018 (n)	1,595,000	1,690,700
SM Energy Co., 6.5%, 2021	890,000	952,300
Whiting Petroleum Corp., 6.5%, 2018	590,000	634,250

		$26,912,388

Energy – Integrated – 0.1%
Pacific Rubiales Energy Corp., 7.25%, 2021 (n)	$304,000	$351,120

Engineering – Construction – 0.2%
BakerCorp International, Inc., 8.25%, 2019	$800,000	$800,000

Entertainment – 1.3%
AMC Entertainment, Inc., 8.75%, 2019	$440,000	$487,300
AMC Entertainment, Inc., 9.75%, 2020	725,000	837,375
Cedar Fair LP, 9.125%, 2018	595,000	669,375
Cinemark USA, Inc., 8.625%, 2019	760,000	841,700
Cinemark USA, Inc., 5.125%, 2022 (z)	180,000	182,250
NAI Entertainment Holdings LLC, 8.25%, 2017 (n)	405,000	446,006

8

MFS High Income Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Entertainment – continued
Six Flags Entertainment Corp., 5.25%, 2021 (z)	$695,000	$695,000

		$4,159,006

Financial Institutions – 5.3%
Ally Financial, Inc., 5.5%, 2017	$2,150,000	$2,299,990
CIT Group, Inc., 5.25%, 2014 (n)	795,000	822,825
CIT Group, Inc., 5.25%, 2018	680,000	727,600
CIT Group, Inc., 6.625%, 2018 (n)	1,419,000	1,603,470
CIT Group, Inc., 5.5%, 2019 (n)	1,086,000	1,183,740
Credit Acceptance Corp., 9.125%, 2017	815,000	890,388
GMAC, Inc., 8%, 2031	175,000	221,594
Icahn Enterprises LP, 8%, 2018	1,075,000	1,154,281
International Lease Finance Corp., 4.875%, 2015	415,000	429,558
International Lease Finance Corp., 8.625%, 2015	420,000	471,975
International Lease Finance Corp., 7.125%, 2018 (n)	928,000	1,076,480
Nationstar Mortgage LLC/Capital Corp., 10.875%, 2015	1,105,000	1,182,350
Nationstar Mortgage LLC/Capital Corp., 9.625%, 2019 (n)	350,000	393,750
Nationstar Mortgage LLC/Capital Corp., 7.875%, 2020 (n)	290,000	305,950
PHH Corp., 9.25%, 2016	865,000	1,009,888
PHH Corp., 7.375%, 2019	570,000	632,700
SLM Corp., 8.45%, 2018	525,000	614,250
SLM Corp., 8%, 2020	1,805,000	2,062,213
SLM Corp., 7.25%, 2022	210,000	231,525

		$17,314,527

Food & Beverages – 1.0%
ARAMARK Corp., 8.5%, 2015	$355,000	$356,779
B&G Foods, Inc., 7.625%, 2018	969,000	1,041,675
Constellation Brands, Inc., 7.25%, 2016	240,000	277,200
JBS USA LLC/JBS USA Finance, 8.25%, 2020 (n)	245,000	259,700
Pinnacle Foods Finance LLC, 8.25%, 2017	275,000	292,875
TreeHouse Foods, Inc., 7.75%, 2018	850,000	922,250

		$3,150,479

Forest & Paper Products – 1.3%
Ainsworth Lumber Co. Ltd., 7.5%, 2017 (n)	$105,000	$109,988
Boise, Inc., 8%, 2020	665,000	734,825
Georgia-Pacific Corp., 8%, 2024	91,000	127,233
Graphic Packaging Holding Co., 7.875%, 2018	415,000	458,575
Millar Western Forest Products Ltd., 8.5%, 2021	200,000	181,000
Sappi Papier Holding GmbH, 7.75%, 2017 (n)	320,000	348,800
Smurfit Kappa Group PLC, 4.875%, 2018 (n)	290,000	295,800

Issuer	Shares/Par		Value ($)

BONDS – continued
Forest & Paper Products – continued
Smurfit Kappa Group PLC, 7.75%, 2019 (n)	EUR	715,000	$1,043,804
Tembec Industries, Inc., 11.25%, 2018		$480,000	508,800
Xerium Technologies, Inc., 8.875%, 2018		368,000	331,200

			$4,140,025

Gaming & Lodging – 3.6%
Boyd Gaming Corp., 9%, 2020 (z)		$350,000	$344,750
Caesars Entertainment Operating Co., Inc., 8.5%, 2020		1,010,000	1,002,425
Choice Hotels International, Inc., 5.75%, 2022		150,000	166,125
CityCenter Holdings LLC, 10.75%, 2017 (p)		345,000	374,325
FelCor Lodging LP, 5.625%, 2023 (z)		135,000	134,325
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (a)(d)(n)		1,190,000	744
GWR Operating Partnership LLP, 10.875%, 2017		470,000	534,625
Host Hotels & Resorts, Inc., REIT, 5.25%, 2022		495,000	542,025
Isle of Capri Casinos, Inc., 8.875%, 2020		785,000	855,650
MGM Mirage, 6.625%, 2015		360,000	386,100
MGM Resorts International, 11.375%, 2018		1,100,000	1,331,000
MGM Resorts International, 6.625%, 2021		360,000	360,000
Penn National Gaming, Inc., 8.75%, 2019		1,450,000	1,653,000
Pinnacle Entertainment, Inc., 8.75%, 2020		415,000	448,200
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 9.5%, 2019 (n)		160,000	173,600
Seven Seas Cruises S. DE R.L., 9.125%, 2019		1,180,000	1,247,850
Viking Cruises Ltd., 8.5%, 2022 (n)		565,000	610,200
Wyndham Worldwide Corp., 7.375%, 2020		535,000	643,991
Wynn Las Vegas LLC, 7.75%, 2020		820,000	934,800

			$11,743,735

Industrial – 1.0%
Dematic S.A., 7.75%, 2020 (z)		$620,000	$620,000
Hyva Global B.V., 8.625%, 2016 (n)		695,000	660,250
Mueller Water Products, Inc., 8.75%, 2020		779,000	888,060
Rexel S.A., 6.125%, 2019 (n)		545,000	572,250
SPL Logistics Escrow LLC, 8.875%, 2020 (n)		445,000	471,700

			$3,212,260

Insurance – 1.5%
American International Group, Inc., 8.25%, 2018		$890,000	$1,169,359
American International Group, Inc., 8.175% to 2038, FRN to 2068		2,405,000	3,132,513

9

MFS High Income Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Insurance – continued
MetLife, Inc., 9.25% to 2038, FRN to 2068 (n)	$500,000	$690,000

		$4,991,872

Insurance – Health – 0.1%
AMERIGROUP Corp., 7.5%, 2019	$361,000	$433,200

Insurance – Property & Casualty – 0.9%
Liberty Mutual Group, Inc., 10.75% to 2038, FRN to 2088 (n)	$1,075,000	$1,601,750
XL Group PLC, 6.5% to 2017, FRN to 2049	1,470,000	1,374,450

		$2,976,200

Machinery & Tools – 2.1%
Ashtead Capital, Inc., 6.5%, 2022 (n)	$235,000	$254,975
Case New Holland, Inc., 7.875%, 2017	1,390,000	1,643,675
CNH America LLC, 7.25%, 2016	545,000	613,125
CNH Capital LLC, 3.875%, 2015 (n)	180,000	185,625
CNH Capital LLC, 6.25%, 2016	255,000	281,138
H&E Equipment Services LLC, 7%, 2022 (n)	605,000	644,325
NESCO LLC/NESCO Holdings Corp., 11.75%, 2017 (n)	960,000	1,032,000
RSC Equipment Rental, Inc., 8.25%, 2021	930,000	1,048,575
UR Financing Escrow Corp., 5.75%, 2018 (n)	455,000	490,263
UR Financing Escrow Corp., 7.625%, 2022 (n)	454,000	507,345

		$6,701,046

Major Banks – 1.2%
Bank of America Corp., 5.65%, 2018	$930,000	$1,082,002
Barclays Bank PLC, 7.625%, 2022	660,000	659,175
Royal Bank of Scotland Group PLC, 6.99% to 2017, FRN to 2049 (n)	530,000	500,850
Royal Bank of Scotland Group PLC, 7.648% to 2031, FRN to 2049	1,580,000	1,595,800

		$3,837,827

Medical & Health Technology & Services – 5.5%
AmSurg Corp., 5.625%, 2020 (n)	$220,000	$228,800
Biomet, Inc., 6.5%, 2020 (n)	805,000	855,313
CDRT Holding Corp., 9.25%, 2017 (p)(z)	205,000	209,100
Davita, Inc., 6.375%, 2018	1,550,000	1,662,375
Davita, Inc., 6.625%, 2020	1,170,000	1,272,375
Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)	865,000	996,913
Fresenius Medical Care Capital Trust III, 5.625%, 2019 (n)	735,000	789,206
HCA, Inc., 8.5%, 2019	2,170,000	2,419,550
HCA, Inc., 7.5%, 2022	1,215,000	1,391,175
HCA, Inc., 5.875%, 2022	675,000	734,063
HealthSouth Corp., 8.125%, 2020	1,385,000	1,525,231
Hologic, Inc., 6.25%, 2020 (n)	295,000	317,863
IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 2019	1,185,000	1,119,825
Physio-Control International, Inc., 9.875%, 2019 (n)	595,000	653,013

Issuer	Shares/Par	Value ($)

BONDS – continued
Medical & Health Technology & Services – continued
Select Medical Corp., 7.625%, 2015	$131,000	$131,164
Teleflex, Inc., 6.875%, 2019	545,000	588,600
Tenet Healthcare Corp., 9.25%, 2015	575,000	645,438
Tenet Healthcare Corp., 8%, 2020	370,000	398,444
Universal Health Services, Inc., 7%, 2018	715,000	788,288
Universal Hospital Services, Inc., 7.625%, 2020 (n)	765,000	806,119
Universal Hospital Services, Inc., FRN, 3.902%, 2015	310,000	308,644
Vanguard Health Systems, Inc., 0%, 2016	4,000	3,000

		$17,844,499

Metals & Mining – 1.7%
Arch Coal, Inc., 7.25%, 2020	$670,000	$621,425
Cloud Peak Energy, Inc., 8.25%, 2017	1,505,000	1,610,350
Cloud Peak Energy, Inc., 8.5%, 2019	280,000	307,300
Consol Energy, Inc., 8%, 2017	595,000	644,088
Consol Energy, Inc., 8.25%, 2020	335,000	362,638
First Quantum Minerals Ltd., 7.25%, 2019 (n)	389,000	392,890
Fortescue Metals Group Ltd., 8.25%, 2019 (n)	675,000	718,875
Peabody Energy Corp., 6%, 2018	420,000	446,250
Peabody Energy Corp., 6.25%, 2021	420,000	446,250

		$5,550,066

Natural Gas – Distribution – 0.4%
AmeriGas Finance LLC, 6.75%, 2020	$715,000	$784,713
Ferrellgas LP/Ferrellgas Finance Corp., 6.5%, 2021	540,000	534,600

		$1,319,313

Natural Gas – Pipeline – 3.2%
Access Midstream Partners Co., 4.875%, 2023	$340,000	$345,100
Atlas Pipeline Partners LP, 8.75%, 2018	1,165,000	1,240,725
Crosstex Energy, Inc., 8.875%, 2018	1,435,000	1,549,800
El Paso Corp., 7%, 2017	985,000	1,125,203
El Paso Corp., 7.75%, 2032	1,415,000	1,662,615
Energy Transfer Equity LP, 7.5%, 2020	1,150,000	1,328,250
Enterprise Products Partners LP, 8.375% to 2016, FRN to 2066	750,000	855,938
Enterprise Products Partners LP, 7.034% to 2018, FRN to 2068	391,000	447,695
Inergy Midstream LP, 6%, 2020 (n)	580,000	598,850
MarkWest Energy Partners LP, 5.5%, 2023	630,000	683,550
Rockies Express Pipeline LLC, 5.625%, 2020 (n)	461,000	452,933

		$10,290,659

Network & Telecom – 1.8%
Centurylink, Inc., 7.65%, 2042	$865,000	$904,020
Cincinnati Bell, Inc., 8.25%, 2017	315,000	339,413
Citizens Communications Co., 9%, 2031	650,000	715,000
Eileme 2 AB, 11.625%, 2020 (n)	686,000	799,190

10

MFS High Income Series

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
Network & Telecom – continued
Frontier Communications Corp., 8.125%, 2018		$835,000	$960,250
Qwest Communications International, Inc., 7.125%, 2018 (n)		695,000	725,165
TW Telecom Holdings, Inc., 5.375%, 2022 (n)		365,000	382,338
Windstream Corp., 8.125%, 2018		215,000	234,888
Windstream Corp., 7.75%, 2020		695,000	750,600

			$5,810,864

Oil Services – 1.4%
Bristow Group, Inc., 6.25%, 2022		$370,000	$395,900
Chesapeake Energy Corp., 6.625%, 2019 (n)		325,000	306,313
Dresser-Rand Group, Inc., 6.5%, 2021		415,000	439,900
Edgen Murray Corp., 8.75%, 2020 (n)		755,000	762,550
Pioneer Energy Services Corp., 9.875%, 2018		635,000	690,563
Shale-Inland Holdings LLC/Finance Co., 8.75%, 2019 (n)		785,000	822,288
Unit Corp., 6.625%, 2021 (n)		410,000	420,763
Unit Corp., 6.625%, 2021		640,000	656,800

			$4,495,077

Other Banks & Diversified Financials – 1.6%
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)		$830,000	$961,912
LBG Capital No. 1 PLC, 7.875%, 2020 (n)		1,525,000	1,640,589
Santander UK PLC, 8.963% to 2030, FRN to 2049		1,965,000	2,227,819
UBS AG, 7.625%, 2022		430,000	474,951

			$5,305,271

Pharmaceuticals – 0.6%
Capsugel FinanceCo. SCA, 9.875%, 2019 (n)	EUR	385,000	$571,704
Valeant Pharmaceuticals International, Inc., 7%, 2020 (n)		$840,000	913,500
Valeant Pharmaceuticals International, Inc., 7.25%, 2022 (n)		520,000	568,100

			$2,053,304

Pollution Control – 0.3%
Heckmann Corp., 9.875%, 2018		$215,000	$220,375
Heckmann Corp., 9.875%, 2018		670,000	691,775

			$912,150

Precious Metals & Minerals – 0.4%
Eldorado Gold Corp., 6.125%, 2020 (z)		$545,000	$554,538
IAMGOLD Corp., 6.75%, 2020 (n)		662,000	645,450

			$1,199,988

Printing & Publishing – 0.5%
American Media, Inc., 13.5%, 2018 (z)		$94,618	$83,264
Nielsen Finance LLC, 7.75%, 2018		885,000	988,988

Issuer	Shares/Par	Value ($)

BONDS – continued
Printing & Publishing – continued
Nielsen Finance LLC, 4.5%, 2020 (n)	$435,000	$432,825

		$1,505,077

Railroad & Shipping – 0.2%
Kansas City Southern de Mexico S.A. de C.V., 6.125%, 2021	$455,000	$514,150

Real Estate – 1.3%
CB Richard Ellis Group, Inc., 11.625%, 2017	$335,000	$368,500
CNL Lifestyle Properties, Inc., REIT, 7.25%, 2019	465,000	444,075
Entertainment Properties Trust, REIT, 7.75%, 2020	1,015,000	1,173,065
Entertainment Properties Trust, REIT, 5.75%, 2022	185,000	191,828
Kennedy Wilson, Inc., 8.75%, 2019	390,000	415,350
MPT Operating Partnership LP, REIT, 6.875%, 2021	780,000	846,300
MPT Operating Partnership LP, REIT, 6.375%, 2022	630,000	661,500

		$4,100,618

Retailers – 2.3%
Academy Ltd., 9.25%, 2019 (n)	$470,000	$521,700
Burlington Coat Factory Warehouse Corp., 10%, 2019	915,000	988,200
J. Crew Group, Inc., 8.125%, 2019	750,000	793,125
Limited Brands, Inc., 6.9%, 2017	760,000	872,100
Limited Brands, Inc., 7%, 2020	300,000	345,000
Limited Brands, Inc., 6.95%, 2033	415,000	422,263
Pantry, Inc., 8.375%, 2020 (n)	370,000	386,650
Rite Aid Corp., 9.25%, 2020	615,000	654,975
Sally Beauty Holdings, Inc., 6.875%, 2019	420,000	464,100
Toys “R” Us Property Co. II LLC, 8.5%, 2017	355,000	376,300
Toys “R” Us, Inc., 10.75%, 2017	1,060,000	1,142,150
Yankee Acquisition Corp., 8.5%, 2015	6,000	6,030
YCC Holdings LLC/Yankee Finance, Inc., 10.25%, 2016 (p)	445,000	459,507

		$7,432,100

Specialty Chemicals – 0.1%
Koppers, Inc., 7.875%, 2019	$365,000	$401,500

Specialty Stores – 0.4%
Gymboree Corp., 9.125%, 2018	$380,000	$338,200
Michaels Stores, Inc., 11.375%, 2016	440,000	459,800
Michaels Stores, Inc., 7.75%, 2018	510,000	559,725

		$1,357,725

Supermarkets – 0.1%
SUPERVALU, Inc., 7.5%, 2014	$168,000	$162,960

Telecommunications – Wireless – 4.1%
Clearwire Corp., 12%, 2015 (n)	$900,000	$967,500
Cricket Communications, Inc., 7.75%, 2016	275,000	291,156
Cricket Communications, Inc., 7.75%, 2020	775,000	790,500
Crown Castle International Corp., 7.125%, 2019	1,315,000	1,453,075

11

MFS High Income Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Telecommunications – Wireless – continued
Crown Castle International Corp., 5.25%, 2023 (n)	$455,000	$486,850
Digicel Group Ltd., 12%, 2014 (n)	200,000	217,500
Digicel Group Ltd., 8.25%, 2017 (n)	655,000	700,850
Digicel Group Ltd., 10.5%, 2018 (n)	930,000	1,023,000
MetroPCS Wireless, Inc., 7.875%, 2018	710,000	768,575
Sprint Capital Corp., 6.875%, 2028	950,000	988,000
Sprint Nextel Corp., 6%, 2016	1,050,000	1,141,875
Sprint Nextel Corp., 8.375%, 2017	825,000	959,063
Sprint Nextel Corp., 9%, 2018 (n)	440,000	543,400
Sprint Nextel Corp., 6%, 2022	1,020,000	1,048,050
Wind Acquisition Finance S.A., 11.75%, 2017 (n)	1,215,000	1,272,713
Wind Acquisition Finance S.A., 7.25%, 2018 (n)	650,000	658,125

		$13,310,232

Telephone Services – 0.6%
Cogent Communications Group, Inc., 8.375%, 2018 (n)	$470,000	$515,825
Level 3 Financing, Inc., 9.375%, 2019	550,000	614,625
Level 3 Financing, Inc., 7%, 2020 (n)	225,000	235,125
Level 3 Financing, Inc., 8.625%, 2020	415,000	460,650
Sable International Finance Ltd., 8.75%, 2020 (n)	200,000	229,000

		$2,055,225

Transportation – 0.2%
Navios South American Logistics, Inc., 9.25%, 2019	$779,000	$764,394

Transportation – Services – 3.1%
ACL I Corp., 10.625%, 2016 (p)	$1,093,827	$1,056,724
Aguila American Resources Ltd., 7.875%, 2018 (n)	890,000	943,400
Avis Budget Car Rental LLC, 8.25%, 2019	625,000	690,625
Avis Budget Car Rental LLC, 9.75%, 2020	365,000	421,575
CEVA Group PLC, 8.375%, 2017 (n)	1,185,000	1,167,225
Commercial Barge Line Co., 12.5%, 2017	1,890,000	2,083,725
HDTFS, Inc., 5.875%, 2020 (n)	170,000	177,650
Navios Maritime Acquisition Corp., 8.625%, 2017	1,065,000	998,438
Navios Maritime Holdings, Inc., 8.875%, 2017	920,000	917,700
Swift Services Holdings, Inc., 10%, 2018	1,465,000	1,607,838

		$10,064,900

Utilities – Electric Power – 4.2%
AES Corp., 8%, 2017	$1,025,000	$1,183,875
Atlantic Power Corp., 9%, 2018	36,000	37,620
Calpine Corp., 8%, 2016 (n)	805,000	855,313
Calpine Corp., 7.875%, 2020 (n)	1,089,000	1,222,403
Covanta Holding Corp., 7.25%, 2020	1,165,000	1,283,594
Covanta Holding Corp., 6.375%, 2022	275,000	298,641
DPL, Inc., 7.25%, 2021	405,000	433,350
EDP Finance B.V., 6%, 2018 (n)	1,335,000	1,399,731

Issuer	Shares/Par	Value ($)

BONDS – continued
Utilities – Electric Power – continued
Energy Future Holdings Corp., 10%, 2020	$780,000	$871,650
Energy Future Holdings Corp., 10%, 2020	2,173,000	2,450,058
Energy Future Holdings Corp., 11.75%, 2022 (n)	600,000	666,000
GenOn Energy, Inc., 9.5%, 2018	65,000	76,700
GenOn Energy, Inc., 9.875%, 2020	1,240,000	1,432,200
NRG Energy, Inc., 8.25%, 2020	960,000	1,075,200
Texas Competitive Electric Holdings Co. LLC, 11.5%, 2020 (n)	470,000	367,775

		$13,654,110

Total Bonds (Identified Cost, $295,010,364)		$308,461,220

FLOATING RATE LOANS (g)(r) – 0.2%
Financial Institutions – 0.1%
Springleaf Financial Funding Co., Term Loan, 5.5%, 2017	$452,233	$449,266

Utilities – Electric Power – 0.1%
Dynegy Midwest Generation LLC, Term Loan, 9.25%, 2016	$104,904	$108,786
Dynegy Power LLC, Term Loan, 9.25%, 2016	138,751	144,698

		$253,484

Total Floating Rate Loans (Identified Cost, $690,738)		$702,750

COMMON STOCKS – 0.1%
Automotive – 0.0%
Accuride Corp. (a)	24,851	$79,772

Broadcasting – 0.0%
New Young Broadcasting Holding Co., Inc. (a)	26	$97,500

Printing & Publishing – 0.1%
American Media Operations, Inc. (a)	24,246	$115,169

Total Common Stocks (Identified Cost, $787,912)		$292,441

CONVERTIBLE PREFERRED STOCKS – 0.2%
Automotive – 0.2%
General Motors Co., 4.75% (Identified Cost, $817,080)	$16,430	$725,054

PREFERRED STOCKS – 0.4%
Other Banks & Diversified Financials – 0.4%
Ally Financial, Inc., 7% (z)	511	$501,882
GMAC Capital Trust I, 8.125%	28,350	755,528

Total Preferred Stocks (Identified Cost, $1,193,270)		$1,257,410

12

MFS High Income Series

Portfolio of Investments – continued

Issuer	Strike Price	First Exercise	Shares/Par	Value ($)

WARRANTS – 0.1%
Broadcasting – 0.1%
New Young Broadcasting Holding Co., Inc. (1 share for 1 warrant) (Identified Cost, $217,308) (a)	$0.01	7/14/10	113	$423,750

CONVERTIBLE BONDS – 0.3%
Network & Telecom – 0.3%
Nortel Networks Corp., 2.125%, 2014 (Identified Cost, $947,481) (a)(d)			$960,000	$973,200

Issuer/Expiration Date/Strike Price	Numberof Contracts	Value ($)
CALL OPTIONS PURCHASED – 0.1%
Russell 2000 Index – March 2013 @ $880 (Premiums paid, $249,857)	192	$256,320

	Shares/Par

MONEY MARKET FUNDS – 1.1%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value (v)	3,715,610	$3,715,610
Total Investments (Identified Cost, $303,629,620)		$316,807,755

OTHER ASSETS, LESS LIABILITIES – 3.0%		9,641,105

Net Assets – 100.0%		$326,448,860

(a)	Non-income producing security.

(d)	In default. Interest and/or scheduled principal payment(s) have been missed.

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $89,260,518, representing 27.3% of net assets.

(p)	Payment-in-kind security.

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Ally Financial, Inc., 7% (Preferred Stock)	4/13/11-4/14/11	$479,063	$501,882
American Media, Inc., 13.5%, 2018	12/22/10	95,852	83,264
Arbor Realty Mortgage Securities, CDO, FRN, 2.618%, 2038	12/20/05	568,229	170,469
Boyd Gaming Corp., 9%, 2020	12/19/12-12/21/12	349,781	344,750
CDRT Holding Corp., 9.25%, 2017	12/12/12-12/13/12	211,084	209,100
CWCapital Cobalt Ltd., CDO, 6.23%, 2045	3/20/06	1,051,079	12,011
CWCapital Cobalt Ltd., CDO, “F”, FRN, 1.614%, 2050	4/12/06	526,135	1,315
Cequel Communications Holdings, 6.375%, 2020	12/13/12	278,091	281,138
Cinemark USA, Inc., 5.125%, 2022	12/04/12	180,000	182,250
DISH DBS Corp., 5%, 2023	12/19/12	565,000	565,000
Dematic S.A., 7.75%, 2020	12/13/12	620,000	620,000
Eldorado Gold Corp., 6.125%, 2020	12/10/12-12/12/12	550,990	554,538
FelCor Lodging LP, 5.625%, 2023	12/12/12	135,000	134,325
G-Force LLC, CDO, “A2”, 4.83%, 2036	2/14/11	498,072	513,906
Heckler & Koch GmbH, 9.5%, 2018	5/06/11-5/10/11	547,983	440,718
IAC/InterActiveCorp, 4.75%, 2022	12/18/12	135,000	134,325
LBI Media, Inc., 13.5% to 2015, 11.5% to 2020	12/26/12	195,044	172,200
Local TV Finance LLC, 9.25%, 2015	12/10/07-12/06/12	807,596	822,092
Silver II Borrower SCA/Silver II US Holdings, 7.75%, 2020	12/05/12-12/17/12	405,990	408,825

13

MFS High Income Series

Portfolio of Investments – continued

Restricted Securities – continued	Acquisition Date	Cost	Value
Six Flags Entertainment Corp., 5.25%, 2021	12/11/12	$695,000	$695,000
Spectrum Brands Escrow Corp., 6.625%, 2022	11/01/12	75,000	80,438
Townsquare Radio LLC, 9%, 2019	3/30/12	406,226	449,975
Unitymedia Hessen GmbH & Co., 5.5%, 2023	11/30/12	205,000	211,663
Total Restricted Securities			$7,589,184
% of Net assets			2.3%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

Derivative Contracts at 12/31/12

Forward Foreign Currency Exchange Contracts at 12/31/12

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives
SELL	EUR	Deutsche Bank AG	1,304,490	1/11/13	$1,680,877	$1,721,980	$(41,103)
SELL	EUR	UBS AG	1,304,490	1/11/13	1,681,279	1,721,980	(40,701)

							$(81,804)

See Notes to Financial Statements

14

MFS High Income Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/12
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $299,914,010)	$313,092,145
Underlying affiliated funds, at cost and value	3,715,610
Total investments, at value (identified cost, $303,629,620)	$316,807,755
Cash	386,862
Receivables for
Investments sold	5,141,050
Fund shares sold	26,682
Interest	5,700,833
Other assets	3,002
Total assets		$328,066,184
Liabilities
Payables for
Forward foreign currency exchange contracts	$81,804
Investments purchased	569,523
Fund shares reacquired	875,891
Payable to affiliates
Investment adviser	25,590
Shareholder servicing costs	325
Distribution and/or service fees	173
Payable for independent Trustees’ compensation	178
Accrued expenses and other liabilities	63,840
Total liabilities		$1,617,324
Net assets		$326,448,860
Net assets consist of
Paid-in capital	$320,248,159
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	13,097,299
Accumulated net realized gain (loss) on investments and foreign currency	(29,499,869)
Undistributed net investment income	22,603,271
Net assets		$326,448,860
Shares of beneficial interest outstanding		37,197,908

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$320,147,300	36,476,488	$8.78
Service Class	6,301,560	721,420	8.73

See Notes to Financial Statements

15

MFS High Income Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/12
Net investment income
Income
Interest	$24,010,756
Dividends	215,011
Dividends from underlying affiliated funds	15,469
Total investment income		$24,241,236
Expenses
Management fee	$2,284,475
Distribution and/or service fees	16,472
Shareholder servicing costs	30,217
Administrative services fee	56,918
Independent Trustees’ compensation	10,901
Custodian fee	39,750
Shareholder communications	38,005
Audit and tax fees	70,285
Legal fees	41,878
Miscellaneous	51,906
Total expenses		$2,640,807
Fees paid indirectly	(269)
Reduction of expenses by investment adviser	(1,160)
Net expenses		$2,639,378
Net investment income		$21,601,858
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$808,904
Foreign currency	159,869
Net realized gain (loss) on investments and foreign currency		968,773
Change in unrealized appreciation (depreciation)
Investments	$21,724,671
Translation of assets and liabilities in foreign currencies	(214,126)
Net unrealized gain (loss) on investments and foreign currency translation		$21,510,545
Net realized and unrealized gain (loss) on investments and foreign currency		$22,479,318
Change in net assets from operations		$44,081,176

See Notes to Financial Statements

16

MFS High Income Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2012	2011
Change in net assets
From operations
Net investment income	$21,601,858	$23,913,403
Net realized gain (loss) on investments and foreign currency	968,773	4,671,000
Net unrealized gain (loss) on investments and foreign currency translation	21,510,545	(14,447,125)
Change in net assets from operations	$44,081,176	$14,137,278
Distributions declared to shareholders
From net investment income	$(25,020,251)	$(28,856,819)
Change in net assets from fund share transactions	$(13,021,145)	$(44,715,689)
Total change in net assets	$6,039,780	$(59,435,230)
Net assets
At beginning of period	320,409,080	379,844,310
At end of period (including undistributed net investment income of $22,603,271 and $24,740,863, respectively)	$326,448,860	$320,409,080

See Notes to Financial Statements

17

MFS High Income Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$8.29	$8.78	$8.25	$6.25	$9.52
Income (loss) from investment operations
Net investment income (d)	$0.57	$0.61	$0.63	$0.63	$0.71
Net realized and unrealized gain (loss) on investments and foreign currency	0.61	(0.28)	0.53	1.98	(3.18)
Total from investment operations	$1.18	$0.33	$1.16	$2.61	$(2.47)
Less distributions declared to shareholders
From net investment income	$(0.69)	$(0.82)	$(0.63)	$(0.61)	$(0.80)
Net asset value, end of period (x)	$8.78	$8.29	$8.78	$8.25	$6.25
Total return (%) (k)(r)(s)(x)	14.69	4.10	14.73	45.08	(28.26)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80	0.79	0.80	0.81	0.87
Expenses after expense reductions (f)	0.80	0.79	0.80	0.81	0.82
Net investment income	6.62	7.01	7.55	8.89	8.66
Portfolio turnover	42	59	70	52	60
Net assets at end of period (000 omitted)	$320,147	$313,703	$372,412	$344,186	$203,800

Service Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$8.25	$8.74	$8.22	$6.22	$9.47
Income (loss) from investment operations
Net investment income (d)	$0.55	$0.59	$0.61	$0.62	$0.69
Net realized and unrealized gain (loss) on investments and foreign currency	0.60	(0.28)	0.53	1.96	(3.17)
Total from investment operations	$1.15	$0.31	$1.14	$2.58	$(2.48)
Less distributions declared to shareholders
From net investment income	$(0.67)	$(0.80)	$(0.62)	$(0.58)	$(0.77)
Net asset value, end of period (x)	$8.73	$8.25	$8.74	$8.22	$6.22
Total return (%) (k)(r)(s)(x)	14.30	3.85	14.40	44.75	(28.43)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.04	1.05	1.07	1.12
Expenses after expense reductions (f)	1.05	1.04	1.05	1.06	1.07
Net investment income	6.38	6.77	7.31	8.78	8.40
Portfolio turnover	42	59	70	52	60
Net assets at end of period (000 omitted)	$6,302	$6,706	$7,432	$7,210	$6,442

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

18

MFS High Income Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS High Income Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period the fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the FASB issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is

19

MFS High Income Series

Notes to Financial Statements – continued

principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$1,816,674	$1,023,132	$115,169	$2,954,975
U.S. Corporate Bonds	—	255,246,989	—	255,246,989
Commercial Mortgage-Backed Securities	—	686,268	—	686,268
Asset-Backed Securities (including CDOs)	—	748,030	—	748,030
Foreign Bonds	—	52,753,133	—	52,753,133
Floating Rate Loans	—	702,750	—	702,750
Mutual Funds	3,715,610	—	—	3,715,610
Total Investments	$5,532,284	$311,160,302	$115,169	$316,807,755

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(81,804)	$—	$(81,804)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 12/31/11	$288,285
Change in unrealized appreciation (depreciation)	(173,116)
Balance as of 12/31/12	$115,169

The net change in unrealized appreciation (depreciation) from investments still held as level 3 at December 31, 2012 is $(173,116).

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

20

MFS High Income Series

Notes to Financial Statements – continued

The derivative instruments used by the fund were purchased options and forward foreign currency exchange contracts. At December 31, 2012, the fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2012 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$—	$(81,804)
Equity	Purchased Equity Options	256,320	—
Total		$256,320	$(81,804)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2012 as reported in the Statement of Operations:

Risk	Foreign Currency	Investments (Purchased Options)
Foreign Exchange	$165,530	$—
Equity	—	(69,757)
Total	$165,530	$(69,757)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2012 as reported in the Statement of Operations:

Risk	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)
Foreign Exchange	$(216,917)	$—
Equity	—	138,335
Total	$(216,917)	$138,335

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures contracts and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

21

MFS High Income Series

Notes to Financial Statements – continued

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

22

MFS High Income Series

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2012, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/12	12/31/11
Ordinary income (including any short-term capital gains)	$25,020,251	$28,856,819

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/12
Cost of investments	$305,169,420
Gross appreciation	18,804,267
Gross depreciation	(7,165,932)
Net unrealized appreciation (depreciation)	$11,638,335
Undistributed ordinary income	22,627,917
Capital loss carryforwards	(27,953,606)
Other temporary differences	(111,945)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
12/31/16	$(20,426,634)
12/31/17	(7,524,848)
Total	$(27,951,482)

Post-enactment losses:
Long-Term	$(2,124)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/12	Year ended 12/31/11
Initial Class	$24,535,958	$28,197,014
Service Class	484,293	659,805
Total	$25,020,251	$28,856,819

23

MFS High Income Series

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.70%
Average daily net assets in excess of $1 billion	0.65%

The management fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.70% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.85% of average daily net assets for the Initial Class shares and 1.10% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2014. For the year ended December 31, 2012, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2012, the fee was $29,749, which equated to 0.0091% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2012, these costs amounted to $468.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.0174% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,914 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $1,160, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $129,823,832 and $140,482,771, respectively.

24

MFS High Income Series

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	6,196,321	$54,301,955	7,341,306	$62,780,029
Service Class	84,162	724,686	108,386	967,172
	6,280,483	$55,026,641	7,449,692	$63,747,201
Shares issued to shareholders in reinvestment of distributions
Initial Class	2,927,919	$24,535,958	3,507,091	$28,197,014
Service Class	57,999	484,293	82,373	659,805
	2,985,918	$25,020,251	3,589,464	$28,856,819
Shares reacquired
Initial Class	(10,507,653)	$(91,048,875)	(15,422,605)	$(135,365,132)
Service Class	(233,988)	(2,019,162)	(228,069)	(1,954,577)
	(10,741,641)	$(93,068,037)	(15,650,674)	$(137,319,709)
Net change
Initial Class	(1,383,413)	$(12,210,962)	(4,574,208)	$(44,388,089)
Service Class	(91,827)	(810,183)	(37,310)	(327,600)
	(1,475,240)	$(13,021,145)	(4,611,518)	$(44,715,689)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2012, the fund’s commitment fee and interest expense were $2,096 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	10,895,508	102,873,077	(110,052,975)	3,715,610

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$15,469	$3,715,610

25

MFS High Income Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS High Income Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Income Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS High Income Series as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2013

26

MFS High Income Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 68)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	N/A

John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A

J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

27

MFS High Income Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A

Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

28

MFS High Income Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers William Adams David Cole

29

MFS High Income Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2012 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2011 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2011, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2011 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In addition to considering the performance information provided in connection with the contract review meetings, the independent Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review meetings in 2011, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The independent Trustees further noted that the Fund’s three-year performance as compared to its Lipper performance universe improved for the period ended December 31, 2011, as

30

MFS High Income Series

Board Review of Investment Advisory Agreement – continued

compared to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Lipper expense group median, and the Fund’s total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2012.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios – VIT” in the “Products” section of the MFS Web site (mfs.com).

31

MFS High Income Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios – VIT” in the “Products” section of mfs.com.

32

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

33

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

34

ANNUAL REPORT

December 31, 2012

MFS® RESEARCH BOND SERIES

MFS® Variable Insurance Trust

VFB-ANN

MFS® RESEARCH BOND SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Research Bond Series

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

The global market outlook for 2013 is one of cautious optimism. While we are seeing some positive economic trends in the United States, Europe and China, the overall environment remains challenging. In the United States, the recent fiscal cliff agreement was received positively by investors, even though it mostly addressed pressing taxation issues and did not resolve additional concerns, including the need for spending cuts and a large-scale reduction of the federal debt. These issues will be front and center again in the spring. Despite the ongoing uncertainty, economic tailwinds are gathering strength as the U.S. housing and job markets are improving and consumer confidence is rising.

Overseas, the debt crisis continues to weigh heavily on eurozone markets, with even Germany — long an economic stalwart — experiencing some contraction. These ongoing challenges could be a drag on global market performance this year. In Asia, manufacturing activity has accelerated in emerging markets such as China and India, and we are seeing signs of stabilized loan growth in China, a leading indicator of that country’s economic health. In contrast, Japan’s economy is contracting sharply under deflationary pressures. Nevertheless, Japanese markets have responded favorably to early actions by the new government, which appears determined to act aggressively, along with the Bank of Japan, to stimulate growth.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process revolves around global research and our disciplined risk management approach. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We remain mindful of the many economic challenges investors face today, and believe it is more important than ever to maintain a long-term view, employ time-tested principles, such as asset allocation and diversification, and work closely with investment advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Research Bond Series

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Grade Corporates	36.4%
Mortgage-Backed Securities	25.8%
U.S. Treasury Securities	10.5%
Commercial Mortgage-Backed Securities	8.5%
High Yield Corporates	4.7%
Emerging Markets Bonds	3.1%
Asset-Backed Securities	2.4%
U.S. Government Agencies	0.6%
Collateralized Debt Obligations	0.4%
Non-U.S. Government Bonds	0.3%
Residential Mortgage-Backed Securities	0.1%
Municipal Bonds	0.1%

Composition including fixed income credit quality (a)(i)
AAA	5.8%
AA	2.6%
A	13.7%
BBB	28.4%
BB	4.3%
B	1.1%
CCC	0.1%
CC (o)	0.0%
C (o)	0.0%
U.S. Government	16.3%
Federal Agencies	26.4%
Not Rated	(5.8)%
Cash & Other	7.1%

Portfolio facts (i)
Average Duration (d)	4.6
Average Effective Maturity (m)	7.0 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%

Percentages are based on net assets as of 12/31/12.

The portfolio is actively managed and current holdings may be different.

2

MFS Research Bond Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2012, Initial Class shares of the MFS Research Bond Series (“fund”) provided a total return of 7.35%, while Service Class shares of the fund provided a total return of 7.06%. These compare with a return of 4.21% over the same period for the fund’s benchmark, the Barclays U.S. Aggregate Bond Index.

Market Environment

The beginning of the period was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

During the middle of the period, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the second half of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, as we moved toward year end, the fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline.

Contributors to Performance

The fund’s greater exposure to bonds in the financial and banking sectors benefited performance relative to the Barclays U.S. Aggregate Bond Index. Both sectors outperformed the benchmark as spreads narrowed during the period.

The fund’s greater exposure to “BBB” (r) and “BB” rated bonds was another primary contributor to relative performance as bonds in these credit quality segments outperformed over the reporting period.

The portion of the fund’s return derived from yield, which was greater than that of the benchmark, was another major contributor to relative performance.

Detractors from Performance

The fund’s positioning in agency mortgage-backed securities held back the fund’s relative performance over the reporting period.

Respectfully,

Joshua Marston	Robert Persons	Jeffrey Wakelin
Portfolio Manager	Portfolio Manager	Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

MFS Research Bond Series

PERFORMANCE SUMMARY THROUGH 12/31/12

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/12

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	10/24/95	7.35%	6.91%	5.95%
Service Class	5/01/00	7.06%	6.64%	5.69%

Comparative benchmark
Barclays U.S. Aggregate Bond Index (f)		4.21%	5.95%	5.18%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

4

MFS Research Bond Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2012 through December 31, 2012

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/12	Ending Account Value 12/31/12	Expenses Paid During Period (p) 7/01/12-12/31/12
Initial Class	Actual	0.56%	$1,000.00	$1,037.62	$2.87
	Hypothetical (h)	0.56%	$1,000.00	$1,022.32	$2.85
Service Class	Actual	0.81%	$1,000.00	$1,035.89	$4.15
	Hypothetical (h)	0.81%	$1,000.00	$1,021.06	$4.12

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

5

MFS Research Bond Series

PORTFOLIO OF INVESTMENTS – 12/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 98.0%
Aerospace – 0.3%
Bombardier, Inc., 7.75%, 2020 (n)	$2,620,000	$2,973,700
Huntington Ingalls Industries, Inc., 6.875%, 2018	4,750,000	5,165,625

		$8,139,325

Airlines – 0.1%
Continental Airlines, Inc., FRN, 0.66%, 2013	$2,440,896	$2,392,078

Apparel Manufacturers – 0.1%
PVH Corp., 7.375%, 2020	$1,455,000	$1,631,419
PVH Corp., 4.5%, 2022	60,000	60,600

		$1,692,019

Asset-Backed & Securitized – 11.3%
Ameriquest Mortgage Securities, Inc., “M1”, FRN, 0.679%, 2035	$2,800,000	$2,395,490
Anthracite Ltd., “A”, CDO, FRN, 0.57%, 2019 (z)	1,066,093	1,041,999
Anthracite Ltd., “CFL”, CDO, FRN, 1.46%, 2037 (z)	263,618	246,483
Anthracite Ltd., CDO, FRN, 1.06%, 2037 (z)	262,719	260,539
ARI Fleet Lease Trust, “A”, FRN, 0.759%, 2020 (n)	1,562,473	1,566,842
ARI Fleet Lease Trust, “A”, FRN, 0.509%, 2021 (n)	2,224,897	2,225,495
Banc of America Commercial Mortgage, Inc., 5.337%, 2043 (z)	2,801,036	3,114,996
Banc of America Commercial Mortgage, Inc., FRN, 5.619%, 2049 (z)	637,169	736,909
Banc of America Large Loan Ball, FRN, 5.325%, 2044 (z)	7,500,000	8,098,883
Bayview Commercial Asset Trust, FRN, 2.93%, 2036 (i)(z)	282,428	1,844
Bayview Commercial Asset Trust, FRN, 2.79%, 2036 (i)(z)	416,414	1,679
Bayview Commercial Asset Trust, FRN, 3.175%, 2036 (i)(z)	314,320	3,491
Bayview Commercial Asset Trust, FRN, 3.893%, 2036 (i)(z)	835,991	19,943
Bayview Commercial Asset Trust, FRN, 3.81%, 2036 (i)(z)	417,016	14,099
Bayview Commercial Asset Trust, FRN, 4.042%, 2037 (i)(z)	922,350	35,936
Bayview Financial Acquisition Trust, FRN, 5.483%, 2041	26,685	27,237
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.809%, 2040 (z)	163,081	103,089
Bear Stearns Commercial Mortgage Securities, Inc., “A3”, 5.793%, 2042	891,251	921,915
Bear Stearns Commercial Mortgage Securities, Inc., “A4”, FRN, 5.471%, 2045	5,150,000	5,998,772

Issuer	Shares/Par	Value ($)

BONDS – continued
Asset-Backed & Securitized – continued
Bear Stearns Commercial Mortgage Securities, Inc., “A4”, FRN, 5.742%, 2042	$2,810,000	$3,350,804
Bear Stearns Cos., Inc., “A2”, FRN, 0.659%, 2042	2,070,235	1,989,742
Capital Trust Realty Ltd., CDO, 5.16%, 2035 (n)	379,149	382,788
Capital Trust Realty Ltd., CDO, 5.267%, 2035 (z)	1,677,300	1,692,731
Chesapeake Funding LLC, “A”, FRN, 0.958%, 2023 (z)	2,121,000	2,125,793
Citibank OMNI Master Trust, “A4”, FRN, 2.959%, 2018	2,700,000	2,808,772
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049	25,289,455	29,009,787
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.219%, 2044	500,000	549,827
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.219%, 2044	750,000	762,433
Commercial Mortgage Acceptance Corp., FRN, 1.856%, 2030 (i)	129,355	4,376
Commercial Mortgage Asset Trust, FRN, 0.646%, 2032 (i)(z)	2,345,687	12,427
Commercial Mortgage Pass-Through Certificates, “A4”, 5.306%, 2046	1,361,478	1,564,398
Commercial Mortgage Trust, “A4”, 3.147%, 2045	3,950,000	4,168,336
Credit Acceptance Auto Loan Trust, “A”, 1.52%, 2020 (n)	1,490,000	1,490,416
Credit Acceptance Auto Loan Trust, “A”, 2.2%, 2019 (z)	939,000	944,412
Credit Suisse Mortgage Capital Certificate, 5.311%, 2039	2,250,000	2,554,616
Credit Suisse Mortgage Capital Certificate, FRN, 5.694%, 2040	375,725	394,003
Credit-Based Asset Servicing & Securitization LLC, 5.303%, 2035	30,376	28,704
Crest Ltd., “A1” CDO, FRN, 0.79%, 2018 (z)	296,525	292,077
Crest Ltd., “A2”, CDO, 4.669%, 2018 (z)	64,128	64,850
Crest Ltd., “B”, CDO, FRN, 1.663%, 2035 (z)	95,442	94,965
CWCapital Cobalt Ltd., “A4”, FRN, 5.802%, 2046	2,286,764	2,694,652
CWCapital LLC, 5.223%, 2048	600,000	680,140
Duane Street CLO, “A”, FRN, 0.561%, 2017	4,052,558	4,014,062
Falcon Franchise Loan LLC, FRN, 6.542%, 2025 (i)(z)	64,171	10,088
First Union National Bank Commercial Mortgage Trust, FRN, 1.583%, 2043 (i)(z)	219,198	288

6

MFS Research Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Asset-Backed & Securitized – continued
Ford Credit Floorplan Master Owner Trust, “A”, FRN, 0.559%, 2016	$11,322,000	$11,325,895
GE Capital Commercial Mortgage Corp., “A”, 5.543%, 2049	974,966	1,113,004
GE Equipment Transportation LLC, “A2”, 0.77%, 2014	1,593,575	1,595,852
GMAC LLC, FRN, 6.02%, 2033 (z)	21,474	21,895
GMAC LLC, FRN, 7.718%, 2034 (d)(n)(q)	110,000	80,496
Greenwich Capital Commercial Funding Corp., 5.736%, 2049	25,105,137	29,594,036
Hertz Vehicle Financing LLC, 2010-1A, “A1”, 2.6%, 2015 (n)	1,205,000	1,228,140
JPMorgan Chase Commercial Mortgage Securities Corp., 5.552%, 2045	725,000	832,838
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, 4.171%, 2046	600,000	683,329
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.228%, 2044	550,000	567,891
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.812%, 2049	3,564,937	3,824,197
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.93%, 2051	4,621,335	4,916,162
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 4.879%, 2038	2,503,451	2,569,768
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.811%, 2049	14,820,511	17,282,939
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.435%, 2042 (n)	130,000	13,321
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.727%, 2049	763,398	895,297
JPMorgan Mortgage Trust, “A1”, FRN, 2.365%, 2033	656,805	666,511
KKR Financial CLO Ltd., “A1”, FRN, 0.584%, 2017 (z)	430,633	426,121
LB-UBS Commercial Mortgage Trust, “A4”, 5.156%, 2031	2,000,000	2,232,860
LB-UBS Commercial Mortgage Trust, “A4”, 5.372%, 2039	2,900,000	3,334,208
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 1.067%, 2030 (i)	86,818	1,593
Mach One Trust Commercial Mortgage, CDO, “B”, 5.43%, 2040 (z)	851,000	852,064
Merrill Lynch Mortgage Investors Inc., “A”, FRN, 2.341%, 2036	1,404,489	1,389,964
Merrill Lynch Mortgage Investors Inc., “A5”, FRN, 2.479%, 2035	1,060,536	1,046,679
Merrill Lynch Mortgage Trust, “A3”, FRN, 5.85%, 2050	3,575,513	3,802,129

Issuer	Shares/Par	Value ($)

BONDS – continued
Asset-Backed & Securitized – continued
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.741%, 2050	$19,690,646	$22,557,683
Morgan Stanley Bank of America/Merrill Lynch Trust, “A4”, 3.176%, 2045	5,000,000	5,311,930
Morgan Stanley Capital I Trust, “A4”, FRN, 5.651%, 2042	2,382,000	2,820,714
Morgan Stanley Capital I Trust, “A5”, FRN, 5.11%, 2040	585,205	612,930
Morgan Stanley Capital I, Inc., FRN, 0.978%, 2030 (i)(n)	194,705	4,124
Morgan Stanley Re-REMIC Trust, FRN, 5.789%, 2045 (z)	5,000,000	5,598,870
Pacifica CDO Ltd., “A1”, FRN, 0.574%, 2020	3,661,456	3,612,755
Preferred Term Securities XIX Ltd., CDO, FRN, 0.658%, 2035 (z)	440,412	299,480
Prudential Securities Secured Financing Corp., FRN, 7.167%, 2013 (z)	1,596,000	1,594,800
Residential Funding Mortgage Securities, Inc., FRN, 5.32%, 2035	171,273	102,929
Santander Drive Auto Receivable Trust, “A2”, 0.57%, 2015	15,572,000	15,587,089
Santander Drive Auto Receivable Trust, “A2”, 0.91%, 2015	1,252,159	1,255,381
Smart Trust, “A2B”, FRN, 0.536%, 2015 (n)	4,758,000	4,758,000
Smart Trust, “A2B”, FRN, 0.759%, 2014 (n)	2,480,991	2,483,950
Wachovia Bank Commercial Mortgage Trust, “A3”, FRN, 5.921%, 2051	2,970,517	3,107,473
Wachovia Bank Commercial Mortgage Trust, “A4”, FRN, 5.921%, 2051	12,115,917	14,214,648
Wachovia Bank Commercial Mortgage Trust, FRN, 5.737%, 2049	17,192,887	20,037,588

		$282,758,661

Automotive – 1.4%
Ford Motor Credit Co. LLC, 3.984%, 2016	$891,000	$946,087
Ford Motor Credit Co. LLC, 12%, 2015	1,400,000	1,718,500
Ford Motor Credit Co. LLC, 5.625%, 2015	1,300,000	1,423,544
Ford Motor Credit Co. LLC, 8%, 2014	1,350,000	1,472,022
Ford Motor Credit Co. LLC, 5%, 2018	850,000	937,921
Ford Motor Credit Co. LLC, 8%, 2016	910,000	1,098,796
Ford Motor Credit Co. LLC, 7%, 2015	1,900,000	2,118,572
Ford Motor Credit Co. LLC, 3%, 2017	3,250,000	3,339,131
Harley-Davidson Financial Services, 3.875%, 2016 (n)	6,870,000	7,374,237
Hyundai Capital America, 2.125%, 2017 (n)	3,475,000	3,499,881
Hyundai Capital America, 3.75%, 2016 (n)	951,000	1,003,655
Lear Corp., 8.125%, 2020	3,745,000	4,222,488

7

MFS Research Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Automotive – continued
Volkswagen International Finance N.V., 1.15%, 2015 (n)	$6,800,000	$6,809,404

		$35,964,238

Banks & Diversified Financials (Covered Bonds) – 0.0%
Compagnie de Financement Foncier, 2.125%, 2013 (n)	$900,000	$904,049

Biotechnology – 0.2%
Life Technologies Corp., 5%, 2021	$3,337,000	$3,760,509

Broadcasting – 0.7%
Discovery Communications, Inc., 4.95%, 2042	$3,823,000	$4,086,015
NBCUniversal Media LLC, 5.95%, 2041	2,838,000	3,479,476
NBCUniversal Media LLC, 2.875%, 2023	1,820,000	1,827,744
News America, Inc., 8.5%, 2025	152,000	206,383
Vivendi S.A., 4.75%, 2022 (n)	4,307,000	4,474,672
WPP Finance, 3.625%, 2022	3,675,000	3,655,405

		$17,729,695

Brokerage & Asset Managers – 0.7%
E*Trade Financial Corp., 6%, 2017	$9,560,000	$9,775,100
Invesco Finance PLC, 3.125%, 2022	2,470,000	2,494,925
TD Ameritrade Holding Corp., 5.6%, 2019	3,959,000	4,698,624

		$16,968,649

Building – 0.1%
Owens Corning, Inc., 4.2%, 2022	$1,476,000	$1,501,070
Owens Corning, Inc., 6.5%, 2016	465,000	522,504

		$2,023,574

Business Services – 0.1%
Tencent Holdings Ltd., 3.375%, 2018 (n)	$2,600,000	$2,682,092

Cable TV – 1.5%
CCO Holdings LLC, 7.875%, 2018	$5,320,000	$5,725,650
Comcast Corp., 4.65%, 2042	1,275,000	1,343,930
Cox Communications, Inc., 9.375%, 2019 (n)	1,055,000	1,450,585
DIRECTV Holdings LLC, 4.6%, 2021	2,500,000	2,706,353
DIRECTV Holdings LLC, 5.2%, 2020	2,110,000	2,394,458
DIRECTV Holdings LLC, 3.8%, 2022	7,721,000	7,965,408
Myriad International Holdings B.V., 6.375%, 2017 (n)	2,182,000	2,460,205
Time Warner Cable, Inc., 4.125%, 2021	1,143,000	1,251,727
Time Warner Cable, Inc., 4%, 2021	3,210,000	3,523,505
Time Warner Entertainment Co. LP, 8.375%, 2033	290,000	423,246
Videotron Ltee, 5%, 2022	3,610,000	3,785,988
Virgin Media Finance PLC, 5.25%, 2022	4,305,000	4,563,300

		$37,594,355

Issuer	Shares/Par	Value ($)

BONDS – continued
Chemicals – 0.5%
Dow Chemical Co., 8.55%, 2019	$5,739,000	$7,748,086
LyondellBasell Industries N.V., 5.75%, 2024	5,090,000	5,980,750

		$13,728,836

Computer Software – 0.1%
Oracle Corp., 2.5%, 2022	$2,550,000	$2,572,973

Conglomerates – 0.4%
General Electric Co., 4.125%, 2042	$4,422,000	$4,548,681
Roper Industries, Inc., 3.125%, 2022	4,270,000	4,297,960

		$8,846,641

Consumer Products – 0.4%
Mattel, Inc., 5.45%, 2041	$2,688,000	$3,036,456
Newell Rubbermaid, Inc., 2.05%, 2017	3,072,000	3,112,851
Newell Rubbermaid, Inc., 4.7%, 2020	2,840,000	3,136,754

		$9,286,061

Consumer Services – 0.3%
eBay, Inc., 2.6%, 2022	$2,250,000	$2,273,038
Experian Finance PLC, 2.375%, 2017 (n)	4,321,000	4,395,926

		$6,668,964

Containers – 0.2%
Greif, Inc., 7.75%, 2019	$4,075,000	$4,706,625

Defense Electronics – 0.0%
BAE Systems Holdings, Inc., 6.375%, 2019 (n)	$500,000	$596,903

Electrical Equipment – 0.2%
Ericsson, Inc., 4.125%, 2022	$4,239,000	$4,405,572

Electronics – 0.2%
Intel Corp., 4.25%, 2042	$3,030,000	$3,038,099
Tyco Electronics Group S.A., 3.5%, 2022	949,000	975,345
Tyco Electronics Group S.A., 6.55%, 2017	708,000	848,971

		$4,862,415

Emerging Market Quasi-Sovereign – 1.4%
Banco do Brasil S.A., 5.875%, 2022	$2,307,000	$2,543,468
CEZ A.S., 4.25%, 2022 (n)	3,504,000	3,750,822
CNPC (HK) Overseas Capital Ltd., 4.5%, 2021 (n)	4,859,000	5,435,180
Gazprom Neft, 4.375%, 2022 (n)	362,000	370,145
Petrobras International Finance Co., 5.375%, 2021	1,980,000	2,229,124
Petrobras International Finance Co., 7.875%, 2019	2,900,000	3,622,320
Petroleos Mexicanos, 6.5%, 2041	4,258,000	5,343,790
Petroleos Mexicanos, 4.875%, 2022	770,000	868,945
PTT PLC, 3.375%, 2022 (z)	5,038,000	5,008,266
PTT PLC, 4.5%, 2042 (z)	1,784,000	1,748,297
Rosneft, 4.199%, 2022 (z)	1,774,000	1,805,045
Rosneft, 3.149%, 2017 (z)	1,067,000	1,083,005

		$33,808,407

8

MFS Research Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Energy – Independent – 1.3%
Anadarko Petroleum Corp., 6.95%, 2019	$1,400,000	$1,769,344
Anadarko Petroleum Corp., 6.375%, 2017	1,253,000	1,496,702
ConocoPhillips, 6%, 2020	740,000	939,083
EOG Resources, Inc., 2.625%, 2023	3,172,000	3,194,318
EQT Corp., 4.875%, 2021	1,575,000	1,690,821
Noble Energy, Inc., 4.15%, 2021	7,180,000	7,926,289
Pioneer Natural Resources Co., 6.65%, 2017	5,160,000	6,079,342
Plains Exploration & Production Co., 6.875%, 2023	2,660,000	3,039,050
Southwestern Energy Co., 7.5%, 2018	2,144,000	2,627,378
Southwestern Energy Co., 4.1%, 2022	3,180,000	3,420,592

		$32,182,919

Energy – Integrated – 0.8%
BG Energy Capital PLC, 2.875%, 2016 (n)	$1,855,000	$1,957,849
Cenovus Energy, Inc., 4.45%, 2042	7,324,000	7,614,682
Chevron Corp., 1.104%, 2017	1,560,000	1,570,892
Total Capital International S.A., 2.7%, 2023	2,914,000	2,968,573
Total Capital International S.A., 1.55%, 2017	6,036,000	6,129,057

		$20,241,053

Financial Institutions – 2.4%
Ally Financial, Inc., 8.3%, 2015	$2,400,000	$2,673,000
CIT Group, Inc., 5.5%, 2019 (n)	5,769,000	6,288,210
CIT Group, Inc., 5.25%, 2018	75,000	80,250
General Electric Capital Corp., 7.5%, 2035	4,000,000	5,667,804
General Electric Capital Corp., 2.1%, 2019	2,064,000	2,069,835
General Electric Capital Corp., 5.55%, 2020	5,100,000	6,062,768
General Electric Capital Corp., 3.15%, 2022	5,800,000	5,925,819
General Electric Capital Corp., 6.375% to 2017, FRN to 2067	1,700,000	1,793,500
General Electric Capital Corp., 4.65%, 2021	1,733,000	1,977,415
General Electric Capital Corp., FRN, 7.125%, 2049	1,000,000	1,130,290
International Lease Finance Corp., 6.375%, 2013	2,000,000	2,021,000
International Lease Finance Corp., 7.125%, 2018 (n)	1,190,000	1,380,400
International Lease Finance Corp., 5.75%, 2016	3,705,000	3,905,400
Nationstar Mortgage LLC/Capital Corp., 9.625%, 2019 (n)	490,000	548,800
Nationstar Mortgage LLC/Capital Corp., 9.625%, 2019 (n)	830,000	933,750
NYSE Euronext, 2%, 2017	3,115,000	3,166,644

Issuer	Shares/Par	Value ($)

BONDS – continued
Financial Institutions – continued
SLM Corp., 4.625%, 2017	$2,500,000	$2,559,378
SLM Corp., 8.45%, 2018	2,300,000	2,691,000
SLM Corp., 8%, 2020	1,100,000	1,256,750
SLM Corp., 6%, 2017	540,000	584,550
SLM Corp., 6.25%, 2016	1,081,000	1,175,588
SLM Corp., 5%, 2013	5,700,000	5,835,375

		$59,727,526

Food & Beverages – 1.7%
Anheuser-Busch InBev S.A., 7.75%, 2019	$4,567,000	$6,099,754
Anheuser-Busch InBev S.A., 5.375%, 2020	3,000,000	3,651,102
Campbell Soup Co., 3.8%, 2042	2,924,000	2,850,792
Grupo Bimbo S.A.B. de C.V., 4.5%, 2022 (n)	3,618,000	3,953,797
Heineken N.V., 2.75%, 2023 (n)	4,681,000	4,596,208
Kraft Foods Group, Inc., 3.5%, 2022 (n)	2,480,000	2,647,070
Kraft Foods Group, Inc., 5%, 2042 (z)	1,703,000	1,915,022
Kraft Foods, Inc., 6.125%, 2018	1,819,000	2,213,306
Kraft Foods, Inc., 5.375%, 2020	810,000	977,881
Mead Johnson Nutrition Co., “A”, 4.9%, 2019	903,000	1,030,557
Molson Coors Brewing Co., 5%, 2042	3,962,000	4,440,063
Tyson Foods, Inc., 6.6%, 2016	2,065,000	2,366,376
Tyson Foods, Inc., 4.5%, 2022	5,671,000	6,138,948

		$42,880,876

Food & Drug Stores – 0.4%
CVS Caremark Corp., 2.75%, 2022	$7,000,000	$7,026,047
Walgreen Co., 3.1%, 2022	4,124,000	4,159,755

		$11,185,802

Forest & Paper Products – 0.4%
Georgia-Pacific Corp., 5.4%, 2020 (n)	$5,381,000	$6,401,421
Smurfit Kappa Group PLC, 4.875%, 2018 (n)	4,715,000	4,809,300

		$11,210,721

Gaming & Lodging – 0.3%
Wyndham Worldwide Corp., 4.25%, 2022	$3,977,000	$4,106,320
Wyndham Worldwide Corp., 6%, 2016	22,000	24,881
Wyndham Worldwide Corp., 7.375%, 2020	2,200,000	2,648,186

		$6,779,387

Insurance – 1.6%
American International Group, Inc., 6.4%, 2020	$2,142,000	$2,657,789
American International Group, Inc., 4.875%, 2016	9,468,000	10,589,778
American International Group, Inc., 3.8%, 2017	1,870,000	2,023,965
American International Group, Inc., 8.25%, 2018	1,000,000	1,313,886

9

MFS Research Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Insurance – continued
American International Group, Inc., 5.85%, 2018	$950,000	$1,123,087
Metlife, Inc., 4.125%, 2042	2,950,000	2,950,395
Metlife, Inc., 1.756%, 2017	972,000	987,302
Metropolitan Life Global Funding I, 1.7%, 2015	5,295,000	5,405,072
Metropolitan Life Global Funding I, 5.125%, 2013 (n)	4,620,000	4,677,856
Metropolitan Life Global Funding I, 5.125%, 2014 (n)	1,890,000	2,009,259
Swiss Re Ltd. , 4.25%, 2042 (n)	926,000	917,604
Unum Group, 7.125%, 2016	2,028,000	2,389,087
UnumProvident Corp., 6.85%, 2015 (n)	2,243,000	2,537,766

		$39,582,846

Insurance – Health – 0.4%
Humana, Inc., 7.2%, 2018	$6,739,000	$8,310,029
Wellpoint Inc., 4.65%, 2043	2,582,000	2,690,744

		$11,000,773

Insurance – Property & Casualty – 1.8%
Allied World Assurance, 5.5%, 2020	$2,640,000	$2,926,297
AXIS Capital Holdings Ltd., 5.75%, 2014	555,000	595,221
CNA Financial Corp., 5.875%, 2020	3,280,000	3,869,760
CNA Financial Corp., 7.35%, 2019	1,500,000	1,881,363
Liberty Mutual Group, Inc., 6.5%, 2042 (z)	2,829,000	3,182,733
Marsh & McLennan Cos., Inc., 4.8%, 2021	7,863,000	8,847,794
PartnerRe Ltd., 5.5%, 2020	3,483,000	3,886,969
QBE Capital Funding III Ltd., FRN, 7.25%, 2041 (n)	5,170,000	5,350,950
XL Group PLC, 6.5% to 2017, FRN to 2049	8,654,000	8,091,490
ZFS Finance USA Trust II, 6.45% to 2016, FRN to 2065 (n)	1,842,000	1,970,940
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2067 (n)	4,852,000	5,173,445

		$45,776,962

International Market Quasi-Sovereign – 0.3%
Achmea Hypotheekbank N.V., 3.2%, 2014 (n)	$699,000	$732,755
ING Bank N.V., 3.9%, 2014 (n)	1,500,000	1,559,402
NIBC Bank N.V., 2.8%, 2014 (z)	1,500,000	1,557,383
Societe Financement de l’ Economie Francaise, 3.375%, 2014 (n)	842,000	874,825
Statoil A.S.A., 2.45%, 2023	2,114,000	2,109,049

		$6,833,414

Internet – 0.0%
Baidu, Inc., 3.5%, 2022	$869,000	$871,438

Issuer	Shares/Par	Value ($)

BONDS – continued
Local Authorities – 0.6%
State of California (Build America Bonds), 7.625%, 2040	$860,000	$1,242,442
State of California (Build America Bonds), 7.6%, 2040	7,175,000	10,481,742
State of Illinois (Build America Bonds), 6.63%, 2035	1,825,000	2,068,601

		$13,792,785

Machinery & Tools – 0.3%
Case New Holland, Inc., 7.75%, 2013	$1,000,000	$1,040,000
Case New Holland, Inc., 7.875%, 2017	5,980,000	7,071,350

		$8,111,350

Major Banks – 5.8%
ABN AMRO Bank N.V., 4.25%, 2017 (n)	$5,664,000	$6,177,810
Banco Santander U.S. Debt S.A.U., 3.781%, 2015 (n)	1,500,000	1,508,535
Bank of America Corp., 5.65%, 2018	5,215,000	6,067,355
Bank of America Corp., 5.625%, 2020	8,555,000	10,143,039
Bank of America Corp., 5.875%, 2021	1,670,000	1,999,459
Bank of America Corp., 6.5%, 2016	10,085,000	11,645,745
Bank of America Corp., 5%, 2021	1,280,000	1,461,315
Bank of America Corp., 5.875%, 2042	3,383,000	4,220,594
Bank of America Corp., 6.1%, 2017	1,725,000	1,987,636
BNP Paribas, FRN, 1.205%, 2014	2,100,000	2,106,382
DBS Bank Ltd., 3.625% to 2017, FRN to 2022 (n)	4,108,000	4,297,457
Goldman Sachs Group, Inc., 5.625%, 2017	2,636,000	2,892,159
Goldman Sachs Group, Inc., 7.5%, 2019	1,438,000	1,809,371
HSBC Holdings PLC, 4%, 2022	5,466,000	5,984,538
HSBC USA, Inc., 4.875%, 2020	4,090,000	4,558,051
ING Bank N.V., 2%, 2015 (n)	1,900,000	1,914,060
ING Bank N.V., 3.75%, 2017 (n)	5,855,000	6,222,518
JPMorgan Chase & Co., 3.25%, 2022	1,376,000	1,416,979
JPMorgan Chase & Co., 2%, 2017	6,637,000	6,779,669
JPMorgan Chase & Co., 6.3%, 2019	3,850,000	4,749,984
JPMorgan Chase & Co., 4.5%, 2022	1,800,000	2,036,227
JPMorgan Chase & Co., 4.25%, 2020	2,800,000	3,113,956
JPMorgan Chase Bank N.A., 5.875%, 2016	250,000	285,106
Macquarie Bank Ltd., 5%, 2017 (n)	4,802,000	5,251,947
Macquarie Group Ltd., 6%, 2020 (n)	448,000	484,776
Merrill Lynch & Co., Inc., 6.05%, 2016	4,869,000	5,360,073
Merrill Lynch & Co., Inc., 6.15%, 2013	2,870,000	2,916,072
Morgan Stanley, 4.875%, 2022	11,903,000	12,324,295
Morgan Stanley, 5.75%, 2016	944,000	1,046,488
Morgan Stanley, 5.5%, 2020	1,600,000	1,800,016
Morgan Stanley, 5.5%, 2021	3,541,000	4,020,359
Morgan Stanley, 5.95%, 2017	400,000	452,962
PNC Funding Corp., 5.625%, 2017	6,173,000	7,127,235
Royal Bank of Scotland PLC, 2.55%, 2015	3,137,000	3,210,437

10

MFS Research Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Major Banks – continued
Santander International Debt S.A., 2.991%, 2013 (n)	$1,800,000	$1,803,042
Wachovia Corp., 6.605%, 2025	1,764,000	2,224,030
Wells Fargo & Co., 3.5%, 2022	3,230,000	3,445,286

		$144,844,963

Medical & Health Technology & Services – 1.4%
Aristotle Holding, Inc., 3.9%, 2022 (n)	$7,349,000	$7,924,074
Aristotle Holding, Inc., 2.65%, 2017 (n)	5,011,000	5,208,378
Catholic Health Initiatives, 2.95%, 2022	3,130,000	3,159,266
Express Scripts Holding Co., 4.75%, 2021	4,700,000	5,333,678
HCA, Inc., 7.875%, 2020	6,230,000	6,930,875
McKesson Corp., 5.7%, 2017	1,210,000	1,429,477
Thermo Fisher Scientific, Inc., 3.15%, 2023	4,609,000	4,710,283

		$34,696,031

Metals & Mining – 0.3%
Southern Copper Corp., 5.25%, 2042	$2,361,000	$2,362,955
Southern Copper Corp., 6.75%, 2040	3,829,000	4,609,637

		$6,972,592

Mortgage-Backed – 25.7%
Fannie Mae, 4.557%, 2013	$172,471	$172,624
Fannie Mae, 5.144%, 2013	1,029,455	1,040,225
Fannie Mae, 4.561%, 2014	90,988	94,150
Fannie Mae, 4.6%, 2014 - 2019	847,185	975,961
Fannie Mae, 4.607%, 2014	61,065	62,819
Fannie Mae, 4.77%, 2014 - 2019	473,315	543,602
Fannie Mae, 4.88%, 2014 - 2020	193,938	206,105
Fannie Mae, 3%, 2015 - 2042	11,008,365	11,558,537
Fannie Mae, 4.53%, 2015	96,840	103,920
Fannie Mae, 4.56%, 2015	50,465	54,105
Fannie Mae, 4.665%, 2015	34,588	36,815
Fannie Mae, 4.7%, 2015	190,462	205,720
Fannie Mae, 4.74%, 2015	45,354	48,484
Fannie Mae, 4.78%, 2015	96,774	104,140
Fannie Mae, 4.815%, 2015	51,094	54,750
Fannie Mae, 4.85%, 2015	160,866	171,161
Fannie Mae, 4.86%, 2015	83,094	88,135
Fannie Mae, 4.87%, 2015	31,346	33,603
Fannie Mae, 4.89%, 2015	88,915	95,808
Fannie Mae, 4.907%, 2015	50,869	54,994
Fannie Mae, 4.94%, 2015	120,000	129,467
Fannie Mae, 5.1%, 2015	275,000	300,312
Fannie Mae, 5.464%, 2015	743,371	816,493
Fannie Mae, 2.82%, 2016	606,065	639,079
Fannie Mae, 5.08%, 2016	340,904	372,526
Fannie Mae, 5.09%, 2016	112,493	123,036
Fannie Mae, 5.152%, 2016	3,091,562	3,444,806
Fannie Mae, 5.35%, 2016	670,597	748,030
Fannie Mae, 5.395%, 2016	126,055	140,622
Fannie Mae, 5.424%, 2016	1,098,892	1,233,732
Fannie Mae, 5.725%, 2016	1,577,360	1,787,209
Fannie Mae, 1.18%, 2017	2,491,679	2,527,099

Issuer	Shares/Par	Value ($)

BONDS – continued
Mortgage-Backed – continued
Fannie Mae, 2.71%, 2017	$383,305	$410,893
Fannie Mae, 3.308%, 2017	1,366,276	1,495,535
Fannie Mae, 4.992%, 2017	144,363	153,789
Fannie Mae, 5.05%, 2017	249,749	277,841
Fannie Mae, 5.28%, 2017	135,149	151,283
Fannie Mae, 5.478%, 2017	760,875	885,828
Fannie Mae, 5.5%, 2017 - 2040	50,339,467	54,986,356
Fannie Mae, 5.54%, 2017	103,106	115,794
Fannie Mae, 5.65%, 2017	154,496	172,618
Fannie Mae, 2.578%, 2018	4,500,000	4,818,393
Fannie Mae, 3.739%, 2018	2,771,798	3,122,581
Fannie Mae, 3.84%, 2018	683,544	764,171
Fannie Mae, 3.99%, 2018	600,000	677,002
Fannie Mae, 5.341%, 2018	493,787	581,399
Fannie Mae, 1.97%, 2019	1,098,364	1,134,385
Fannie Mae, 2.03%, 2019	1,370,957	1,420,268
Fannie Mae, 4.45%, 2019	527,774	611,034
Fannie Mae, 5.18%, 2019	127,944	146,874
Fannie Mae, 5.51%, 2019	191,552	220,762
Fannie Mae, 5%, 2020 - 2040	33,109,476	35,989,925
Fannie Mae, 5.19%, 2020	183,884	211,643
Fannie Mae, 3.89%, 2021	1,200,000	1,360,871
Fannie Mae, 6%, 2022 - 2039	18,014,788	19,777,816
Fannie Mae, 4.5%, 2024 - 2040	104,958,887	113,623,405
Fannie Mae, 3.5%, 2025 - 2042	25,420,221	27,118,589
Fannie Mae, 4%, 2025 - 2041	7,406,776	7,949,188
Fannie Mae, 4.5%, 2025	448,913	484,415
Fannie Mae, 6.5%, 2032 - 2033	19,832	22,576
Fannie Mae, 5.5%, 2035 - 2039	166,999	181,523
Fannie Mae, STRIPS, 1.99%, 2019 (i)	2,700,000	2,789,236
Fannie Mae, TBA, 3%, 2043	2,950,000	3,091,047
Fannie Mae, TBA, 3.5%, 2043	25,080,000	26,732,535
Fannie Mae, TBA, 4%, 2043	7,800,000	8,360,625
Federal Home Loan Bank, 5%, 2035	10,915,373	11,800,180
Freddie Mac, 1.655%, 2016	1,696,158	1,748,028
Freddie Mac, 3.882%, 2017	1,936,000	2,175,692
Freddie Mac, 2.303%, 2018	8,971,000	9,442,686
Freddie Mac, 2.323%, 2018	1,194,000	1,259,837
Freddie Mac, 2.412%, 2018	2,300,000	2,433,267
Freddie Mac, 3.154%, 2018	935,000	1,022,781
Freddie Mac, 5%, 2018 - 2040	3,064,056	3,331,081
Freddie Mac, 1.883%, 2019	14,950,000	15,341,451
Freddie Mac, 2.086%, 2019	7,200,000	7,479,641
Freddie Mac, 2.13%, 2019	4,704,000	4,901,742
Freddie Mac, 5.5%, 2019 - 2038	2,471,281	2,694,538
Freddie Mac, 2.757%, 2020	1,339,645	1,426,903
Freddie Mac, 3.32%, 2020	2,779,124	3,020,407
Freddie Mac, 4.251%, 2020	807,000	932,506
Freddie Mac, 4%, 2025 - 2040	8,175,508	8,715,446
Freddie Mac, 4.5%, 2025 - 2041	1,233,464	1,322,654
Freddie Mac, 3.5%, 2026 - 2042	5,206,556	5,568,103
Freddie Mac, 6%, 2034 - 2038	650,677	715,490
Freddie Mac, 5.5%, 2035	158,111	170,730
Freddie Mac, TBA, 3%, 2043	5,000,000	5,216,407
Freddie Mac, TBA, 2.5%, 2028	24,391,000	25,454,296

11

MFS Research Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Mortgage-Backed – continued
Freddie Mac, TBA, 0%, 2042	$4,000,000	$4,185,894
Freddie Mac, TBA, 3.5%, 2043	45,200,000	47,933,908
Ginnie Mae, 6%, 2036 - 2039	1,315,065	1,470,589
Ginnie Mae, 5.5%, 2038 - 2042	3,752,409	4,120,760
Ginnie Mae, 4.5%, 2039 - 2041	18,600,081	20,572,316
Ginnie Mae, 3.5%, 2040 - 2042	6,704,300	7,337,878
Ginnie Mae, 4%, 2040	3,541,820	3,889,672
Ginnie Mae, TBA, 3%, 2043	30,770,000	32,688,297
Ginnie Mae, TBA, 3.5%, 2043	11,500,000	12,473,008
Ginnie Mae, TBA, 4%, 2043	8,000,000	8,708,750
Ginnie Mae, TBA, 4.5%, 2043	32,000,000	35,025,002

		$642,388,209

Municipals – 0.1%
Kaiser Foundation Hospitals, 3.5%, 2022	$1,870,000	$1,971,853

Natural Gas – Distribution – 0.3%
GDF Suez, 2.875%, 2022 (n)	$4,232,000	$4,188,796
ONEOK, Inc., 4.25%, 2022	2,645,000	2,873,978

		$7,062,774

Natural Gas – Pipeline – 1.3%
Energy Transfer Partners LP, 4.65%, 2021	$6,198,000	$6,809,935
Enterprise Products Operating LP, 4.85%, 2042	7,300,000	7,835,470
Enterprise Products Partners LP, 7.034% to 2018, FRN to 2068	3,000,000	3,435,000
Enterprise Products Partners LP, 5.65%, 2013	227,000	229,531
Kinder Morgan Energy Partners LP, 7.4%, 2031	103,000	134,149
Kinder Morgan Energy Partners LP, 6.375%, 2041	2,240,000	2,771,877
Kinder Morgan Energy Partners LP, 6.95%, 2038	3,181,000	4,185,767
Kinder Morgan Finance Corp., 6%, 2018	3,000,000	3,297,429
Spectra Energy Capital LLC, 8%, 2019	613,000	809,576
Williams Cos., Inc., 3.7%, 2023	1,921,000	1,937,624

		$31,446,358

Network & Telecom – 0.6%
AT&T, Inc., 5.55%, 2041	$920,000	$1,104,114
AT&T, Inc., 5.35%, 2040	3,870,000	4,506,801
Centurylink, Inc., 7.65%, 2042	8,527,000	8,911,653

		$14,522,568

Oil Services – 1.0%
Qgog Constellation S.A., 6.25%, 2019 (z)	$2,566,000	$2,675,055
Rowan Cos., Inc., 5.4%, 2042	6,573,000	6,656,497
Schlumberger Norge A.S., 1.25%, 2017 (n)	8,144,000	8,109,380
Transocean, Inc., 3.8%, 2022	1,100,000	1,127,425
Transocean, Inc., 6%, 2018	1,910,000	2,215,197

Issuer	Shares/Par	Value ($)

BONDS – continued
Oil Services – continued
Transocean, Inc., 6.5%, 2020	$2,900,000	$3,512,257

		$24,295,811

Oils – 0.2%
Phillips 66, 4.3%, 2022 (n)	$3,503,000	$3,914,319

Other Banks & Diversified Financials – 3.0%
American Express Centurion Bank, 5.5%, 2013	$400,000	$405,786
American Express Co., 7%, 2018	2,000,000	2,526,864
American Express Co., 4.875%, 2013	500,000	511,635
American Express Credit Corp., 5.125%, 2014	4,200,000	4,499,641
Banco Santander Brasil, FRN, 2.408%, 2014	1,000,000	996,432
BB&T Corp., 1.45%, 2018	1,657,000	1,664,403
BBVA Bancomer S.A. de C.V., 6.5%, 2021 (n)	600,000	666,000
BBVA Bancomer S.A. de C.V., 6.75%, 2022 (n)	3,317,000	3,731,625
Capital One Financial Corp., 6.15%, 2016	1,970,000	2,253,719
Capital One Financial Corp., 8.8%, 2019	2,593,000	3,511,174
Citigroup, Inc., 4.875%, 2015	1,000,000	1,063,109
Citigroup, Inc., 4.5%, 2022	3,500,000	3,904,964
Citigroup, Inc., 5.5%, 2013	700,000	707,212
Citigroup, Inc., 5.5%, 2014	400,000	429,136
Citigroup, Inc., 6.125%, 2018	559,000	669,912
Citigroup, Inc., 8.5%, 2019	3,510,000	4,719,676
Citigroup, Inc., 5.375%, 2020	2,500,000	2,946,120
Citigroup, Inc., 4.45%, 2017	1,711,000	1,895,446
Discover Bank, 7%, 2020	7,009,000	8,703,047
Fifth Third Bancorp, 3.5%, 2022	2,780,000	2,913,649
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)	2,557,000	2,963,384
Grupo Financiero BBVA Bancomer S.A. de C.V., 7.25%, 2020 (n)	1,100,000	1,226,500
Itau Unibanco Holding S.A., 6.2%, 2020	1,800,000	1,975,500
LBG Capital No. 1 PLC, 7.875%, 2020 (n)	3,000,000	3,227,388
Rabobank Nederland N.V., 3.95%, 2022	4,408,000	4,513,942
Santander Holdings USA, Inc., 4.625%, 2016	2,621,000	2,740,229
Santander UK PLC, 8.963% to 2030, FRN to 2049	4,290,000	4,863,788
SunTrust Banks, Inc., 3.5%, 2017	2,732,000	2,933,958
Svenska Handelsbanken AB, 2.875%, 2017	1,400,000	1,479,241

		$74,643,480

Personal Computers & Peripherals – 0.2%
Equifax, Inc., 3.3%, 2022	$6,210,000	$6,159,960

Pharmaceuticals – 0.9%
Celgene Corp., 2.45%, 2015	$4,949,000	$5,135,617
Celgene Corp., 1.9%, 2017	5,062,000	5,152,863
Teva Pharmaceutical Finance B.V., 2.95%, 2022	4,149,000	4,196,954

12

MFS Research Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Pharmaceuticals – continued
Teva Pharmaceutical Finance IV LLC, 3.65%, 2021	$7,420,000	$7,941,121

		$22,426,555

Precious Metals & Minerals – 0.0%
Teck Resources Ltd., 3%, 2019	$217,000	$223,707

Printing & Publishing – 0.2%
Moody’s Corp., 4.5%, 2022	$1,855,000	$1,983,268
Pearson Funding Four PLC, 3.75%, 2022 (n)	1,784,000	1,882,281

		$3,865,549

Railroad & Shipping – 0.0%
Canadian Pacific Railway Co., 4.45%, 2023	$862,000	$955,423

Real Estate – 1.7%
Alexandria Real Estate Equities, Inc., REIT, 4.6%, 2022	$3,461,000	$3,714,965
Boston Properties LP, REIT, 3.7%, 2018	1,395,000	1,515,370
Boston Properties LP, REIT, 3.85%, 2023	3,100,000	3,256,500
DDR Corp., REIT, 4.625%, 2022	2,365,000	2,581,047
HCP, Inc., REIT, 2.625%, 2020	4,000,000	3,984,388
HCP, Inc., REIT, 3.75%, 2019	1,264,000	1,333,951
HCP, Inc., REIT, 5.375%, 2021	1,134,000	1,291,349
Health Care REIT, Inc., 2.25%, 2018	1,957,000	1,955,352
HRPT Properties Trust, REIT, 6.25%, 2016	6,789,000	7,447,784
Kimco Realty Corp., REIT, 5.783%, 2016	1,794,000	2,014,237
Liberty Property LP, REIT, 5.5%, 2016	1,013,000	1,150,471
Simon Property Group, Inc., REIT, 10.35%, 2019	3,213,000	4,594,548
WEA Finance LLC, REIT, 6.75%, 2019 (n)	5,010,000	6,206,548
WEA Finance LLC/WT Finance Australia, 3.375%, 2022 (n)	2,420,000	2,487,061

		$43,533,571

Retailers – 0.8%
Gap, Inc., 5.95%, 2021	$7,492,000	$8,571,110
Home Depot, Inc., 5.95%, 2041	2,318,000	3,129,928
Kohl’s Corp., 3.25%, 2023	5,182,000	5,031,520
Target Corp., 4%, 2042	3,278,000	3,367,748
Wesfarmers Ltd., 6.998%, 2013 (n)	1,000,000	1,016,543

		$21,116,849

Specialty Chemicals – 0.3%
Mexichem S.A.B. de C.V., 6.75%, 2042 (z)	$6,309,000	$7,081,853

Specialty Stores – 0.2%
Advance Auto Parts, Inc., 5.75%, 2020	$4,612,000	$4,969,347

Telecommunications – Wireless – 0.8%
America Movil S.A.B. de C.V., 3.125%, 2022	$1,825,000	$1,855,018

Issuer	Shares/Par	Value ($)

BONDS – continued
Telecommunications – Wireless – continued
American Tower Corp., REIT, 5.05%, 2020	$4,000,000	$4,485,804
American Tower Corp., REIT, 4.5%, 2018	3,373,000	3,697,530
Crown Castle Towers LLC, 6.113%, 2020 (n)	5,096,000	6,138,045
Crown Castle Towers LLC, 4.883%, 2020 (n)	2,400,000	2,708,071
Rogers Cable, Inc., 5.5%, 2014	734,000	776,467

		$19,660,935

Telephone Services – 0.0%
Oi S.A., 5.75%, 2022 (n)	$700,000	$729,750

Tobacco – 0.8%
Lorillard Tobacco Co., 8.125%, 2019	$8,616,000	$10,994,257
Reynolds American, Inc., 6.75%, 2017	7,300,000	8,815,611

		$19,809,868

Transportation – Services – 0.4%
ERAC USA Finance Co., 7%, 2037 (n)	$6,389,000	$8,112,937
ERAC USA Finance Co., 2.75%, 2017 (n)	2,112,000	2,204,468
Ryder System, Inc., 6%, 2013	400,000	403,038

		$10,720,443

U.S. Government Agencies and Equivalents – 0.7%
National Credit Union Administration Guaranteed Note, 2.9%, 2020	$980,000	$1,044,647
Small Business Administration, 3.21%, 2030	8,822,083	9,510,666
Small Business Administration, 2.37%, 2032	1,503,000	1,553,207
Small Business Administration, 4.93%, 2024	63,170	69,750
Small Business Administration, 4.34%, 2024	87,939	96,674
Small Business Administration, 4.43%, 2029	927,093	1,030,361
Small Business Administration, 4.99%, 2024	71,405	80,582
Small Business Administration, 4.86%, 2025	155,317	173,506
Small Business Administration, 4.625%, 2025	155,156	173,475
Small Business Administration, 5.11%, 2025	117,845	132,651
Small Business Administration, 3.25%, 2030	832,609	889,271
Small Business Administration, 2.85%, 2031	1,735,284	1,835,228

		$16,590,018

U.S. Treasury Obligations – 16.2%
U.S. Treasury Bonds, 3.375%, 2019	$1,800,000	$2,069,579
U.S. Treasury Bonds, 5.375%, 2031	4,842,000	6,911,955
U.S. Treasury Bonds, 4.5%, 2036	116,000	152,667

13

MFS Research Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Treasury Obligations – continued
U.S. Treasury Bonds, 4.75%, 2037	$22,300,000	$30,425,563
U.S. Treasury Bonds, 4.375%, 2038	22,650,000	29,388,375
U.S. Treasury Bonds, 4.5%, 2039	20,171,600	26,730,517
U.S. Treasury Bonds, 3.125%, 2041	500,000	523,360
U.S. Treasury Bonds, 3.125%, 2042	1,300,000	1,359,313
U.S. Treasury Notes, 1.375%, 2013	36,081,000	36,172,610
U.S. Treasury Notes, 3.125%, 2013	201,000	205,389
U.S. Treasury Notes, 0.25%, 2013	3,200,000	3,202,000
U.S. Treasury Notes, 1.875%, 2014	33,959,000	34,612,982
U.S. Treasury Notes, 2.375%, 2014	7,100,000	7,351,276
U.S. Treasury Notes, 0.5%, 2014	7,275,000	7,307,963
U.S. Treasury Notes, 4.25%, 2014	41,100,000	44,152,004
U.S. Treasury Notes, 2.125%, 2015 (f)	76,244,000	79,549,864
U.S. Treasury Notes, 1.75%, 2015	51,500,000	53,382,943
U.S. Treasury Notes, 1.25%, 2015	12,900,000	13,227,544
U.S. Treasury Notes, 0.375%, 2015	5,600,000	5,605,253
U.S. Treasury Notes, 2.875%, 2018	2,000,000	2,217,188
U.S. Treasury Notes, 2.625%, 2018	1,600,000	1,753,501
U.S. Treasury Notes, 1.5%, 2018	4,300,000	4,452,181
U.S. Treasury Notes, 1%, 2019	5,600,000	5,567,190
U.S. Treasury Notes, 3.625%, 2020	4,200,000	4,907,440
U.S. Treasury Notes, TIPS, 2%, 2014	786,068	811,185
U.S. Treasury Notes, TIPS, 1.625%, 2015	835,763	887,932
U.S. Treasury Notes, TIPS, 2%, 2016	1,433,294	1,589,165

		$404,516,939

Utilities – Electric Power – 2.6%
American Electric Power Co., Inc., 1.65%, 2017	$2,171,000	$2,178,607
American Electric Power Co., Inc., 2.95%, 2022	3,200,000	3,201,024
APT Pipelines Ltd., 3.875%, 2022 (n)	3,640,000	3,624,883
CenterPoint Energy, Inc., 5.95%, 2017	540,000	627,351
CMS Energy Corp., 6.25%, 2020	1,925,000	2,248,234
CMS Energy Corp., 5.05%, 2022	3,094,000	3,448,158
CMS Energy Corp., 5.05%, 2018	1,000,000	1,126,035
Constellation Energy Group, Inc., 5.15%, 2020	2,487,000	2,842,939
Duke Energy Corp., 3.05%, 2022	5,800,000	5,903,721
Duke Energy Corp., 5.05%, 2019	4,636,000	5,377,695
Enel Finance International S.A., 6%, 2039 (n)	3,700,000	3,582,884

Issuer	Shares/Par	Value ($)

BONDS – continued
Utilities – Electric Power – continued
Exelon Corp., 4.9%, 2015	$5,842,000	$6,359,181
Florida Power & Light Co., 3.8%, 2042	4,292,000	4,304,211
Oncor Electric Delivery Co., 4.1%, 2022	4,950,000	5,395,163
Pacific Gas & Electric Co., 4.45%, 2042	1,750,000	1,868,060
PPL Corp., 3.5%, 2022	1,050,000	1,068,792
PPL WEM Holdings PLC, 5.375%, 2021 (n)	6,909,000	7,770,532
Progress Energy, Inc., 3.15%, 2022	2,679,000	2,712,021
TECO Energy, Inc., 5.15%, 2020	1,810,000	2,105,278
Waterford 3 Funding Corp., 8.09%, 2017	52,768	54,494

		$65,799,263

Total Bonds (Identified Cost, $2,380,836,801)		$2,447,189,481

SHORT-TERM OBLIGATIONS (y) – 0.4%
Itau Unibanco Holding S.A., 0.01%, due 10/31/13	$5,800,000	$5,730,122
U.S. Treasury Bills, 0.145%, due 4/11/13	99,000	98,982
U.S. Treasury Bills, 0.205%, due 6/27/13	1,788,000	1,787,040
U.S. Treasury Bills, 0.176%, due 7/25/13	280,000	279,802
U.S. Treasury Bills, 0.19%, due 8/22/13	1,939,000	1,937,408
U.S. Treasury Bills, 0.01%, due 9/19/13	116,000	115,893

Total Short-Term Obligations, (Identified Cost, $9,938,693)		$9,949,247

MONEY MARKET FUNDS – 9.0%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value (v)	224,031,860	$224,031,860

Total Investments (Identified Cost, $2,614,807,354)		$2,681,170,588

OTHER ASSETS, LESS LIABILITIES – (7.4)%		(184,462,784)

Net Assets – 100.0%		$2,496,707,804

(d)	In default. Interest and/or scheduled principal payment(s) have been missed.

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $237,020,627 representing 9.5% of net assets.

(q)	Interest received was less than stated coupon rate.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(y)	The rate shown represents an annualized yield at time of purchase.

14

MFS Research Bond Series

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Anthracite Ltd., “A”, CDO, FRN, 0.57%, 2019	1/15/10-8/11/11	$837,649	$1,041,999
Anthracite Ltd., “CFL”, CDO, FRN, 1.46%, 2037	3/03/11	249,235	246,483
Anthracite Ltd., CDO, FRN, 1.06%, 2037	2/24/10-3/03/11	240,035	260,539
Banc of America Commercial Mortgage, Inc., 5.337%, 2043	10/26/12	3,057,052	3,114,996
Banc of America Commercial Mortgage, Inc., FRN, 5.619%, 2049	10/03/12	702,633	736,909
Banc of America Large Loan Ball, FRN, 5.325%, 2044	11/16/12	8,056,361	8,098,883
Bayview Commercial Asset Trust, FRN, 2.93%, 2036	3/29/06	23,741	1,844
Bayview Commercial Asset Trust, FRN, 2.79%, 2036	2/28/06	35,916	1,679
Bayview Commercial Asset Trust, FRN, 3.175%, 2036	5/16/06	24,053	3,491
Bayview Commercial Asset Trust, FRN, 3.893%, 2036	9/11/06	90,136	19,943
Bayview Commercial Asset Trust, FRN, 3.81%, 2036	10/25/06	52,452	14,099
Bayview Commercial Asset Trust, FRN, 4.042%, 2037	1/26/07	40,115	35,936
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.809%, 2040	3/01/06	163,081	103,089
Capital Trust Realty Ltd., CDO, 5.267%, 2035	9/14/10-3/25/11	1,548,849	1,692,731
Chesapeake Funding LLC, “A”, FRN, 0.958%, 2023	5/10/12	2,121,000	2,125,793
Commercial Mortgage Asset Trust, FRN, 0.646%, 2032	4/09/12	11,960	12,427
Credit Acceptance Auto Loan Trust, “A”, 2.2%, 2019	3/22/12	938,903	944,412
Crest Ltd., “A1” CDO, FRN, 0.79%, 2018	1/21/10	239,213	292,077
Crest Ltd., “A2”, CDO, 4.669%, 2018	3/02/10	54,763	64,850
Crest Ltd., “B”, CDO, FRN, 1.663%, 2035	1/12/10	80,974	94,965
Falcon Franchise Loan LLC, FRN, 6.542%, 2025	1/29/03	5,249	10,088
First Union National Bank Commercial Mortgage Trust, FRN, 1.583%, 2043	4/09/12	7	288
GMAC LLC, FRN, 6.02%, 2033	3/20/02	11,778	21,895
KKR Financial CLO Ltd., “A1”, FRN, 0.584%, 2017	4/11/11	416,569	426,121
Kraft Foods Group, Inc., 5%, 2042	5/30/12	1,696,581	1,915,022
Liberty Mutual Group, Inc., 6.5%, 2042	5/01/12-11/27/12	2,958,387	3,182,733
Mach One Trust Commercial Mortgage, CDO, “B”, 5.43%, 2040	3/10/10	803,084	852,064
Mexichem S.A.B. de C.V., 6.75%, 2042	9/12/12	6,788,036	7,081,853
Morgan Stanley Re-REMIC Trust, FRN, 5.789%, 2045	12/06/12	5,623,970	5,598,870
NIBC Bank N.V., 2.8%, 2014	11/24/09	1,498,691	1,557,383
PTT PLC, 3.375%, 2022	10/18/12-11/29/12	5,010,059	5,008,266
PTT PLC, 4.5%, 2042	10/18/12-11/29/12	1,791,441	1,748,297
Preferred Term Securities XIX Ltd., CDO, FRN, 0.658%, 2035	9/08/05-3/28/11	311,254	299,480
Prudential Securities Secured Financing Corp., FRN, 7.167%, 2013	12/06/04-8/11/11	1,593,424	1,594,800
Qgog Constellation S.A., 6.25%, 2019	11/28/12-11/30/12	2,637,064	2,675,055
Rosneft, 3.149%, 2017	11/29/12	1,067,000	1,083,005
Rosneft, 4.199%, 2022	11/29/12	1,774,000	1,805,045
Total Restricted Securities			$53,767,410
% of Net assets			2.2%

15

MFS Research Bond Series

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

CLO	Collateralized Loan Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

STRIPS	Separate Trading of Registered Interest and Principal of Securities

TBA	To Be Announced

TIPS	Treasury Inflation Protected Security

Derivative Contracts at 12/31/12

Futures Contracts Outstanding at 12/31/12

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	755	$100,249,844	March - 2013	$145,642
U.S. Treasury Bond 30 yr (Short)	USD	295	43,512,500	March - 2013	305,124

					$450,766

At December 31, 2012, the fund had liquid securities with an aggregate value of $1,766,408 to cover any commitments for certain derivative contracts.

See Notes to Financial Statements

16

MFS Research Bond Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/12
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $2,390,775,494)	$2,457,138,728
Underlying affiliated funds, at cost and value	224,031,860
Total investments, at value (identified cost, $2,614,807,354)	$2,681,170,588
Cash	524,930
Receivables for
Daily variation margin on open futures contracts	387,891
Investments sold	10,554,939
Fund shares sold	1,338,370
Interest	17,730,435
Other assets	39,156
Total assets		$2,711,746,309
Liabilities
Payables for
Investments purchased	$3,457,538
TBA purchase commitments	209,893,713
Fund shares reacquired	1,314,451
Payable to affiliates
Investment adviser	140,089
Shareholder servicing costs	1,913
Distribution and/or service fees	45,015
Payable for independent Trustees’ compensation	29
Accrued expenses and other liabilities	185,757
Total liabilities		$215,038,505
Net assets		$2,496,707,804
Net assets consist of
Paid-in capital	$2,391,824,046
Unrealized appreciation (depreciation) on investments	66,814,000
Accumulated net realized gain (loss) on investments	6,650,607
Undistributed net investment income	31,419,151
Net assets		$2,496,707,804
Shares of beneficial interest outstanding		186,825,873

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$850,416,799	63,044,132	$13.49
Service Class	1,646,291,005	123,781,741	13.30

See Notes to Financial Statements

17

MFS Research Bond Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/12
Net investment income
Income
Interest	$33,378,596
Dividends	103,575
Dividends from underlying affiliated funds	3,750
Foreign taxes withheld	(593)
Total investment income		$33,485,328
Expenses
Management fee	$5,065,990
Distribution and/or service fees	1,522,343
Shareholder servicing costs	89,535
Administrative services fee	152,170
Independent Trustees’ compensation	20,004
Custodian fee	99,322
Shareholder communications	69,337
Audit and tax fees	66,639
Legal fees	58,808
Miscellaneous	69,554
Total expenses		$7,213,702
Fees paid indirectly	(511)
Reduction of expenses by investment adviser	(3,072)
Net expenses		$7,210,119
Net investment income		$26,275,209
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments	$15,612,658
Futures contracts	(425,778)
Net realized gain (loss) on investments		$15,186,880
Change in unrealized appreciation (depreciation)
Investments	$20,659,486
Futures contracts	450,766
Net unrealized gain (loss) on investments		$21,110,252
Net realized and unrealized gain (loss) on investments		$36,297,132
Change in net assets from operations		$62,572,341

See Notes to Financial Statements

18

MFS Research Bond Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2012	2011
Change in net assets
From operations
Net investment income	$26,275,209	$22,449,683
Net realized gain (loss) on investments	15,186,880	7,598,826
Net unrealized gain (loss) on investments	21,110,252	13,313,908
Change in net assets from operations	$62,572,341	$43,362,417
Distributions declared to shareholders
From net investment income	$(25,375,106)	$(18,525,349)
From net realized gain on investments	(6,259,882)	(8,107,984)
Total distributions declared to shareholders	$(31,634,988)	$(26,633,333)
Change in net assets from fund share transactions	$1,692,099,620	$173,999,741
Total change in net assets	$1,723,036,973	$190,728,825
Net assets
At beginning of period	773,670,831	582,942,006
At end of period (including undistributed net investment income of $31,419,151 and $25,358,931, respectively)	$2,496,707,804	$773,670,831

See Notes to Financial Statements

19

MFS Research Bond Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.01	$12.66	$12.20	$11.00	$11.60
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.44	$0.44	$0.51	$0.52
Net realized and unrealized gain (loss) on investments	0.57	0.41	0.45	1.20	(0.78)
Total from investment operations	$0.94	$0.85	$0.89	$1.71	$(0.26)
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.35)	$(0.39)	$(0.51)	$(0.34)
From net realized gain on investments	(0.09)	(0.15)	(0.04)	—	—
Total distributions declared to shareholders	$(0.46)	$(0.50)	$(0.43)	$(0.51)	$(0.34)
Net asset value, end of period (x)	$13.49	$13.01	$12.66	$12.20	$11.00
Total return (%) (k)(r)(s)(x)	7.35	6.75	7.47	16.16	(2.37)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.56	0.57	0.59	0.62	0.74
Expenses after expense reductions (f)	0.56	0.57	0.59	0.62	0.64
Net investment income	2.76	3.41	3.51	4.38	4.63
Portfolio turnover	114	60	66	113	115
Net assets at end of period (000 omitted)	$850,417	$367,398	$371,865	$317,851	$184,984

See Notes to Financial Statements

20

MFS Research Bond Series

Financial Highlights – continued

Service Class	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.85	$12.53	$12.10	$10.91	$11.51
Income (loss) from investment operations
Net investment income (d)	$0.33	$0.40	$0.40	$0.47	$0.49
Net realized and unrealized gain (loss) on investments	0.57	0.41	0.45	1.20	(0.78)
Total from investment operations	$0.90	$0.81	$0.85	$1.67	$(0.29)
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.34)	$(0.38)	$(0.48)	$(0.31)
From net realized gain on investments	(0.09)	(0.15)	(0.04)	—	—
Total distributions declared to shareholders	$(0.45)	$(0.49)	$(0.42)	$(0.48)	$(0.31)
Net asset value, end of period (x)	$13.30	$12.85	$12.53	$12.10	$10.91
Total return (%) (k)(r)(s)(x)	7.06	6.48	7.20	15.91	(2.64)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.82	0.84	0.87	0.99
Expenses after expense reductions (f)	0.81	0.82	0.84	0.87	0.89
Net investment income	2.48	3.13	3.20	4.07	4.37
Portfolio turnover	114	60	66	113	115
Net assets at end of period (000 omitted)	$1,646,291	$406,273	$211,077	$44,776	$14,518

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

21

MFS Research Bond Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research Bond Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period the fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the FASB issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and

22

MFS Research Bond Series

Notes to Financial Statements – continued

at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts. The following is a summary of the levels used as of December 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$421,106,957	$—	$421,106,957
Non-U.S. Sovereign Debt	—	40,641,821	—	40,641,821
Municipal Bonds	—	1,971,853	—	1,971,853
U.S. Corporate Bonds	—	843,383,357	—	843,383,357
Residential Mortgage-Backed Securities	—	650,603,356	—	650,603,356
Commercial Mortgage-Backed Securities	—	211,763,474	—	211,763,474
Asset-Backed Securities (including CDOs)	—	62,780,040	—	62,780,040
Foreign Bonds	—	214,938,623	—	214,938,623
Short Term Securities	—	9,949,247	—	9,949,247
Mutual Funds	224,031,860	—	—	224,031,860
Total Investments	$224,031,860	$2,457,138,728	$—	$2,681,170,588

Other Financial Instruments
Futures Contracts	$450,766	$—	$—	$450,766

For further information regarding security characteristics, see the Portfolio of Investments.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Derivatives – The fund uses derivatives in an attempt to adjust exposure to markets, asset classes, and currencies based on the adviser’s assessment of the relative attractiveness of such markets, asset classes, and currencies. Derivatives are used to increase or decrease the fund’s exposure to markets, asset classes, or currencies resulting from the fund’s individual security selections, and to expose the fund to markets, asset classes, or currencies in which the fund’s individual security selection has resulted in little or no exposure. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase or decrease market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

23

MFS Research Bond Series

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2012 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives
Interest Rate	Interest Rate Futures	$450,766

(a)	The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2012 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$(425,778)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2012 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$450,766

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures contracts and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

24

MFS Research Bond Series

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of Investments. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA purchase commitments are held at carrying amount, which approximates fair value and are categorized as Level 2 within the fair value hierarchy disclosure. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2012, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/12	12/31/11
Ordinary income (including any short-term capital gains)	$27,596,422	$24,586,584
Long-term capital gains	4,038,566	2,046,749
Total distributions	$31,634,988	$26,633,333

25

MFS Research Bond Series

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/12
Cost of investments	$2,619,878,147
Gross appreciation	65,534,253
Gross depreciation	(4,241,812)
Net unrealized appreciation (depreciation)	$61,292,441
Undistributed ordinary income	40,363,291
Undistributed long-term capital gain	3,375,776
Other temporary differences	(147,750)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/12	Year ended 12/31/11
Initial Class	$10,286,289	$9,511,956	$2,460,677	$4,094,590
Service Class	15,088,817	9,013,393	3,799,205	4,013,394
Total	$25,375,106	$18,525,349	$6,259,882	$8,107,984

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.70% of average daily net assets for the Initial Class shares and 0.95% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2013. For the year ended December 31, 2012, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2012, the fee was $88,891, which equated to 0.0088% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2012, these costs amounted to $644.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.0150% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

26

MFS Research Bond Series

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $7,361 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $3,072, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$574,807,350	$313,648,284
Investments (non-U.S. Government securities)	$803,695,755	$713,881,973

Purchases exclude the value of securities acquired in connection with the Sun Capital Investment Grade Bond Fund and SC PIMCO Total Return Fund mergers. (See Note 8.)

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	4,329,547	$57,444,729	5,485,570	$70,722,201
Service Class	22,342,590	294,271,747	17,888,039	228,414,619
	26,672,137	$351,716,476	23,373,609	$299,136,820
Shares issued in connection with the acquisition of Sun Capital Investment Grade Bond Fund
Initial Class	17,749,996	$239,447,454
Service Class	14,383,246	191,297,167		—
	32,133,242	$430,744,621
Shares issued in connection with the acquisition of SC PIMCO Total Return Fund
Initial Class	17,168,406	$231,601,801
Service Class	58,945,677	783,977,506		—
	76,114,083	$1,015,579,307
Shares issued to shareholders in reinvestment of distributions
Initial Class	968,614	$12,746,966	1,058,875	$13,606,546
Service Class	1,454,043	18,888,022	1,024,924	13,026,787
	2,422,657	$31,634,988	2,083,799	$26,633,333
Shares reacquired
Initial Class	(5,409,472)	$(72,146,580)	(7,675,364)	$(98,873,980)
Service Class	(4,950,913)	(65,429,192)	(4,145,419)	(52,896,432)
	(10,360,385)	$(137,575,772)	(11,820,783)	$(151,770,412)
Net change
Initial Class	34,807,091	$469,094,370	(1,130,919)	$(14,545,233)
Service Class	92,174,643	1,223,005,250	14,767,544	188,544,974
	126,981,734	$1,692,099,620	13,636,625	$173,999,741

27

MFS Research Bond Series

Notes to Financial Statements – continued

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Conservative Allocation Portfolio, and the MFS Growth Allocation Portfolio were the owners of record of approximately 9%, 7%, and 1%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2012, the fund’s commitment fee and interest expense were $5,804 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	27,904,931	659,097,450	(462,970,521)	224,031,860

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$3,750	$224,031,860

(8)	Acquisitions

At close of business on December 7, 2012, the fund with net assets of approximately $1,048,429,345, acquired all of the assets and liabilities of Sun Capital Investment Grade Bond Fund and SC PIMCO Total Return Fund, each a series of Sun Capital Advisers Trust. The purpose of the transaction was to provide shareholders of both Sun Capital Investment Grade Bond Fund and SC PIMCO Total Return Fund the opportunity to participate in a larger combined portfolio with similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of approximately 32,133,242 shares of the fund to Sun Capital Investment Grade Bond Fund (valued at approximately $430,744,621) and approximately 76,114,083 shares of the fund to SC PIMCO Total Return Fund (valued at approximately $1,015,579,307) for all of the assets and liabilities of Sun Capital Investment Grade Bond Fund and SC PIMCO Total Return Fund. Sun Capital Investment Grade Bond Fund and SC PIMCO Total Return Fund then distributed the shares of the fund that they each received from the fund to their respective shareholders. Sun Capital Investment Grade Bond Fund’s investments on that date were valued at approximately $415,216,875 with a cost basis of approximately $406,114,379. SC PIMCO Total Return Fund’s investments on that date were valued at approximately $956,816,504 with a cost basis of approximately $948,823,374. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from Sun Capital Investment Grade Bond Fund and SC PIMCO Total Return Fund were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Sun Capital Investment Grade Bond Fund and SC PIMCO Total Return Fund that have been included in the fund’s Statement of Operations since December 7, 2012.

Assuming the acquisitions had been completed on January 1, 2012, the fund’s pro forma results of operations for the year ended December 31, 2012 are as follows:

Net investment income	$66,707,403
Net realized and unrealized gain (loss) on investments and foreign currency	(370,042,137)
Change in net assets from operations	$(303,334,734)

28

MFS Research Bond Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Research Bond Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Bond Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research Bond Series as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2013

29

MFS Research Bond Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 68)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	N/A

John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A

J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

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MFS Research Bond Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A

Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

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MFS Research Bond Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston MA, 02199-7618	Custodian State Street Bank and Trust 1 Lincoln Street Boston MA, 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston MA, 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston MA, 02116
Portfolio Managers Joshua Marston Robert Persons Jeffrey Wakelin

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MFS Research Bond Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2012 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2011 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2011, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2011 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

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MFS Research Bond Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median, and the Fund’s total expense ratio was lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account that the Fund’s effective advisory fee rate was approximately at the Lipper expense group median described above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2012.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios – VIT” in the “Products” section of the MFS Web site (mfs.com).

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MFS Research Bond Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios – VIT” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $4,443,000 as capital gain dividends paid during the fiscal year.

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rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

36

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

37

ANNUAL REPORT

December 31, 2012

MFS® STRATEGIC INCOME SERIES

MFS® Variable Insurance Trust

VWG-ANN

MFS® STRATEGIC INCOME SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Strategic Income Series

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

The global market outlook for 2013 is one of cautious optimism. While we are seeing some positive economic trends in the United States, Europe and China, the overall environment remains challenging. In the United States, the recent fiscal cliff agreement was received positively by investors, even though it mostly addressed pressing taxation issues and did not resolve additional concerns, including the need for spending cuts and a large-scale reduction of the federal debt. These issues will be front and center again in the spring. Despite the ongoing uncertainty, economic tailwinds are gathering strength as the U.S. housing and job markets are improving and consumer confidence is rising.

Overseas, the debt crisis continues to weigh heavily on eurozone markets, with even Germany — long an economic stalwart — experiencing some contraction. These ongoing challenges could be a drag on global market performance this year. In Asia, manufacturing activity has accelerated in emerging markets such as China and India, and we are seeing signs of stabilized loan growth in China, a leading indicator of that country’s economic health. In contrast, Japan’s economy is contracting sharply under deflationary pressures. Nevertheless, Japanese markets have responded favorably to early actions by the new government, which appears determined to act aggressively, along with the Bank of Japan, to stimulate growth.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process revolves around global research and our disciplined risk management approach. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We remain mindful of the many economic challenges investors face today, and believe it is more important than ever to maintain a long-term view, employ time-tested principles, such as asset allocation and diversification, and work closely with investment advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

MFS Strategic Income Series

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Grade Corporates	48.6%
High Yield Corporates	30.8%
Non-U.S. Government Bonds	10.8%
Emerging Markets Bonds	3.2%
U.S. Government Agencies	1.5%
Mortgage-Backed Securities	1.2%
Commercial Mortgage-Backed Securities	0.8%
Asset-Backed Securities	0.5%
Collateralized Debt Obligations	0.2%
Floating Rate Loans (o)	0.0%
U.S. Treasury Securities	(3.0)%

Composition including fixed income credit quality (a)(i)
AAA	3.8%
AA	5.0%
A	18.6%
BBB	33.8%
BB	13.5%
B	15.3%
CCC	4.6%
CC (o)	0.0%
C	0.3%
Federal Agencies	2.7%
Not Rated	(3.0)%
Non-Fixed Income	0.5%
Cash & Other	4.9%

Portfolio facts (i)
Average Duration (d)	4.7
Average Effective Maturity (m)	7.5 yrs.

Issuer country weightings (i)(x)
United States	70.4%
United Kingdom	4.9%
France	3.3%
Japan	2.4%
Canada	2.4%
Netherlands	2.0%
Germany	1.8%
Australia	1.7%
Italy	1.5%
Other Countries	9.6%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

MFS Strategic Income Series

Portfolio Composition – continued

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.

Percentages are based on net assets as of 12/31/12.

The portfolio is actively managed and current holdings may be different.

MFS Strategic Income Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2012, Initial Class shares of the MFS Strategic Income Series (“fund”) provided a total return of 10.86%, while Service Class shares of the fund provided a total return of 10.60%. These compare with a return of 15.78% over the same period for the fund’s benchmark, the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index. Effective April 29, 2012, the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index replaced the Barclays U.S. High-Yield Corporate Bond Index as the fund’s primary benchmark. The Barclays U.S. High-Yield Corporate Bond Index generated a return of 15.81% over the reporting period. For the same period, the fund’s other benchmark, the MFS Strategic Income Blended Index – Current (“Blended Index”), generated a return of 9.76%. The Blended Index reflects the blended returns of various fixed income market indices, with percentage allocations to each index designed to resemble the fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

The beginning of the period was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

During the middle of the period, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the second half of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, as we moved toward year end, the fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline.

Detractors from Performance

Relative to the Blended Index, the fund’s lack of exposure to emerging markets debt securities of Turkey, Venezuela, Russia, and the Philippines hindered relative results. Currency exposure, particularly an overweight exposure to the euro, was another negative factor for relative returns.

Contributors to Performance

Credit quality, primarily the fund’s greater exposure to “BBB” (r) and “A” rated securities, was a primary contributor to performance relative to the Blended Index. The portion of the fund’s return derived from yield, which was greater than that of the benchmark, was another positive factor for relative results.

A greater relative exposure to the financial, banking, and industrial sectors benefited relative results as these market sectors performed well during the reporting period. Yield curve (y) positioning in the U.S., particularly the fund’s greater exposure to shifts in the middle portion of the yield curve (centered around maturities of 7 years), was another positive factor for the fund’s relative results as this portion of the yield curve performed well over the reporting period. Additionally, security selection further supported positive relative returns.

Respectfully,

William Adams	James Calmas	David Cole
Portfolio Manager	Portfolio Manager	Portfolio Manager

Robert Persons	Matthew Ryan	Erik Weisman
Portfolio Manager	Portfolio Manager	Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

MFS Strategic Income Series

Management Review – continued

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

MFS Strategic Income Series

PERFORMANCE SUMMARY THROUGH 12/31/12

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/12

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	6/14/94	10.86%	6.90%	6.47%
Service Class	5/01/00	10.60%	6.65%	6.21%

Comparative benchmarks
Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)(z)		15.78%	10.45%	10.60%
Barclays U.S. High-Yield Corporate Bond Index (f)(z)		15.81%	10.34%	10.62%
MFS Strategic Income Blended Index – Current (f)(s)(z)		9.76%	8.03%	7.97%
MFS Strategic Income Blended Index – Prior (f)(y)(z)		9.77%	8.00%	7.98%
Barclays U.S. Government/Mortgage Bond Index (f)		2.27%	5.46%	4.87%
Barclays U.S. Credit Bond Index (f)		9.37%	7.65%	6.23%
Citigroup World Government Bond Non-Dollar Index (f)		1.51%	5.24%	6.38%
Citigroup World Government Bond Non-Dollar Hedged Index (f)		5.51%	4.47%	4.30%
JPMorgan Emerging Markets Bond Index Global (f)		18.54%	10.47%	11.56%

(f)	Source: FactSet Research Systems Inc.

(s)

MFS Strategic Income Blended Index – Current is at a point in time and allocations during the period can change. As of December 31, 2012 the blended index was comprised of 10% Barclays U.S. Credit Bond Index, 26% Barclays U.S. Government/Mortgage Bond Index, 33% Barclays U.S.

MFS Strategic Income Series

Performance Summary – continued

High-Yield Corporate Bond 2% Issuer Capped Index, 8.5% Citigroup World Government Bond Non-Dollar Hedged Index, 8.5% Citigroup World Government Bond Non-Dollar Index, and 14% JPMorgan Emerging Markets Bond Index Global.

(y)	MFS Strategic Income Blended Index – Prior is at a point in time and allocations during the period can change. As of December 31, 2012 the blended index was comprised of 10% Barclays U.S. Credit Bond Index, 26% Barclays U.S. Government/Mortgage Bond Index, 33% Barclays U.S. High-Yield Corporate Bond Index, 8.5% Citigroup World Government Bond Non-Dollar Hedged Index, 8.5% Citigroup World Government Bond Non-Dollar Index, and 14% JPMorgan Emerging Markets Bond Index Global.

(z)	Effective April 29, 2012, the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index replaced the Barclays U.S. High-Yield Corporate Bond Index as the fund’s primary benchmark. Also, MFS Strategic Income Blended Index – Current replaced the MFS Strategic Income Blended Index – Prior as a secondary fund benchmark. The fund’s investment adviser believes the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index and the MFS Strategic Income Blended Index – Current better reflect the investment policies and strategies of the fund.

Benchmark Definitions

Barclays U.S. Credit Bond Index – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Barclays U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

Barclays U.S. High-Yield Corporate Bond Index – a market capitalization-weighted index that measures the performance of non-investment grade, fixed rate debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

Citigroup World Government Bond Non-Dollar Hedged Index – a market capitalization-weighted index that is designed to represent the currency-hedged performance of the international developed government bond markets, excluding the United States.

Citigroup World Government Bond Non-Dollar Index – a market capitalization-weighted index that is designed to represent the performance of the international developed government bond markets, excluding the United States.

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

MFS Strategic Income Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2012 through December 31, 2012

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/12	Ending Account Value 12/31/12	Expenses Paid During Period (p) 7/01/12-12/31/12
Initial Class	Actual	0.80%	$1,000.00	$1,056.05	$4.13
	Hypothetical (h)	0.80%	$1,000.00	$1,021.11	$4.06
Service Class	Actual	1.05%	$1,000.00	$1,054.75	$5.42
	Hypothetical (h)	1.05%	$1,000.00	$1,019.86	$5.33

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

MFS Strategic Income Series

PORTFOLIO OF INVESTMENTS – 12/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 96.3%
Aerospace – 0.8%
Bombardier, Inc., 7.5%, 2018 (n)	$55,000	$61,256
Bombardier, Inc., 7.75%, 2020 (n)	25,000	28,375
CPI International, Inc., 8%, 2018	35,000	34,165
Huntington Ingalls Industries, Inc., 7.125%, 2021	60,000	65,250
Kratos Defense & Security Solutions, Inc., 10%, 2017	45,000	49,388

		$238,434

Airlines – 0.3%
Continental Airlines, Inc., FRN, 0.66%, 2013	$94,866	$92,968

Apparel Manufacturers – 0.4%
Hanesbrands, Inc., 8%, 2016	$10,000	$10,976
Hanesbrands, Inc., 6.375%, 2020	20,000	22,000
Jones Group, Inc., 6.875%, 2019	25,000	26,000
Levi Strauss & Co., 6.875%, 2022	5,000	5,363
PVH Corp., 7.375%, 2020	35,000	39,244
PVH Corp., 4.5%, 2022	15,000	15,150

		$118,733

Asset-Backed & Securitized – 1.5%
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.809%, 2040 (z)	$163,081	$103,089
Capital Trust Realty Ltd., CDO, 5.16%, 2035 (n)	52,440	52,944
Crest Ltd., “A1” CDO, FRN, 0.79%, 2018 (z)	16,443	16,197
Crest Ltd., CDO, 7%, 2040 (a)(p)	162,954	8,148
Falcon Franchise Loan LLC, FRN, 6.447%, 2025 (i)(z)	104,507	16,429
First Union National Bank Commercial Mortgage Trust, FRN, 1.583%, 2043 (i)(z)	58,379	77
First Union-Lehman Brothers Bank of America, FRN, 0.444%, 2035 (i)	756,972	14,478
Hertz Global Holdings, Inc., 4.26%, 2014 (n)	50,000	50,278
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 1.067%, 2030 (i)	141,903	2,604
Morgan Stanley Capital I, Inc., FRN, 1.383%, 2039 (i)(z)	395,668	7,716
Prudential Securities Secured Financing Corp., FRN, 7.167%, 2013 (z)	171,000	170,871
Salomon Brothers Mortgage Securities, Inc., FRN, 7.155%, 2032 (z)	17,296	17,292

		$460,123

Automotive – 1.6%
Accuride Corp., 9.5%, 2018	$45,000	$43,425
Allison Transmission, Inc., 7.125%, 2019 (n)	55,000	58,713
Ford Motor Co., 7.45%, 2031	15,000	19,050
Ford Motor Credit Co. LLC, 12%, 2015	100,000	122,750
General Motors Financial Co., Inc., 4.75%, 2017 (n)	10,000	10,515
General Motors Financial Co., Inc., 6.75%, 2018	30,000	34,415

Issuer	Shares/Par	Value ($)

BONDS – continued
Automotive – continued
Goodyear Tire & Rubber Co., 8.25%, 2020	$10,000	$10,975
Goodyear Tire & Rubber Co., 7%, 2022	15,000	16,088
Harley-Davidson Financial Services, 3.875%, 2016 (n)	130,000	139,542
Lear Corp., 8.125%, 2020	18,000	20,295

		$475,768

Biotechnology – 0.3%
Life Technologies Corp., 6%, 2020	$90,000	$106,667

Broadcasting – 3.2%
Allbritton Communications Co., 8%, 2018	$20,000	$21,700
AMC Networks, Inc., 7.75%, 2021	31,000	35,495
CBS Corp., 5.75%, 2020	20,000	23,955
CBS Corp., 3.375%, 2022	94,000	97,739
Clear Channel Communications, Inc., 9%, 2021	32,000	28,560
Clear Channel Worldwide Holdings, Inc., 6.5%, 2022 (n)	10,000	10,275
Clear Channel Worldwide Holdings, Inc., 6.5%, 2022 (n)	20,000	20,750
Clear Channel Worldwide Holdings, Inc., “B”, 7.625%, 2020	15,000	15,113
Hughes Network Systems LLC, 7.625%, 2021	20,000	22,750
IAC/InterActiveCorp, 4.75%, 2022 (z)	5,000	4,975
Intelsat Bermuda Ltd., 11.25%, 2017	55,000	58,163
Intelsat Bermuda Ltd., 11.5%, 2017 (p)	50,000	53,125
Intelsat Jackson Holdings Ltd., 6.625%, 2022 (n)	25,000	25,813
LBI Media, Inc., 13.5% to 2015, 11.5% to 2020 (p)(z)	19,000	7,980
Liberty Media Corp., 8.5%, 2029	35,000	37,888
Liberty Media Corp., 8.25%, 2030	10,000	10,900
Local TV Finance LLC, 9.25%, 2015 (p)(z)	26,074	26,367
NBCUniversal Media LLC, 5.95%, 2041	113,000	138,542
News America, Inc., 8.5%, 2025	10,000	13,578
Nexstar Broadcasting Group, Inc., 8.875%, 2017	15,000	16,463
Nexstar Broadcasting Group, Inc., 6.875%, 2020 (n)	5,000	5,131
Sinclair Broadcast Group, Inc., 9.25%, 2017 (n)	15,000	16,500
Sinclair Broadcast Group, Inc., 8.375%, 2018	5,000	5,588
SIRIUS XM Radio, Inc., 8.75%, 2015 (n)	20,000	22,650
SIRIUS XM Radio, Inc., 7.625%, 2018 (n)	25,000	27,875
SIRIUS XM Radio, Inc., 5.25%, 2022 (n)	15,000	15,150
Starz LLC/Starz Finance Corp., 5%, 2019 (n)	10,000	10,250
Townsquare Radio LLC, 9%, 2019 (z)	10,000	10,975
Univision Communications, Inc., 6.875%, 2019 (n)	45,000	46,800

MFS Strategic Income Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Broadcasting – continued
Univision Communications, Inc., 7.875%, 2020 (n)	$15,000	$16,238
Univision Communications, Inc., 8.5%, 2021 (n)	30,000	30,975
Vivendi S.A., 4.75%, 2022 (n)	100,000	103,893

		$982,156

Brokerage & Asset Managers – 1.1%
Blackstone Holdings Finance Co. LLC, 4.75%, 2023 (n)	$92,000	$97,801
E*TRADE Financial Corp., 6.375%, 2019	35,000	35,875
Invesco Finance PLC, 3.125%, 2022	66,000	66,666
TD Ameritrade Holding Corp., 5.6%, 2019	110,000	130,550

		$330,892

Building – 1.3%
Boise Cascade LLC/Finance Corp., 6.375%, 2020 (n)	$5,000	$5,150
Building Materials Holding Corp., 6.875%, 2018 (n)	15,000	16,200
Building Materials Holding Corp., 7%, 2020 (n)	15,000	16,350
Building Materials Holding Corp., 6.75%, 2021 (n)	10,000	11,050
CRH PLC, 8.125%, 2018	80,000	96,604
HD Supply, Inc., 13.5%, 2015	20,000	20,500
HD Supply, Inc., 8.125%, 2019 (n)	15,000	17,100
HD Supply, Inc., 11.5%, 2020 (n)	10,000	11,263
Masonite International Corp., 8.25%, 2021 (n)	35,000	37,450
Nortek, Inc., 8.5%, 2021	55,000	61,050
Owens Corning, Inc., 4.2%, 2022	40,000	40,679
Roofing Supply Group LLC/Roofing Supply Finance, Inc., 10%, 2020 (n)	10,000	11,200
USG Corp., 6.3%, 2016	28,000	28,980
USG Corp., 7.875%, 2020 (n)	15,000	16,688

		$390,264

Business Services – 0.6%
Ceridian Corp., 12.25%, 2015 (p)	$15,000	$15,038
Ceridian Corp., 8.875%, 2019 (n)	5,000	5,425
Fidelity National Information Services, Inc., 7.625%, 2017	15,000	16,313
Fidelity National Information Services, Inc., 5%, 2022	20,000	21,450
iGate Corp., 9%, 2016	40,000	43,350
Iron Mountain, Inc., 8.375%, 2021	40,000	44,400
Legend Acquisition Sub, Inc., 10.75%, 2020 (n)	25,000	22,625
Lender Processing Services, Inc., 5.75%, 2023	15,000	15,563
SunGard Data Systems, Inc., 7.375%, 2018	10,000	10,713

		$194,877

Issuer	Shares/Par		Value ($)

BONDS – continued
Cable TV – 2.5%
Bresnan Broadband Holdings LLC, 8%, 2018 (n)		$5,000	$5,400
CCO Holdings LLC, 7.875%, 2018		55,000	59,194
CCO Holdings LLC, 8.125%, 2020		35,000	39,200
CCO Holdings LLC, 7.375%, 2020		15,000	16,650
CCO Holdings LLC, 5.125%, 2023		10,000	9,975
Cequel Communications Holdings, 6.375%, 2020 (z)		20,000	20,825
Cox Communications, Inc., 3.25%, 2022 (n)		113,000	116,532
DIRECTV Holdings LLC, 5.875%, 2019		40,000	47,275
DIRECTV Holdings LLC, 3.8%, 2022		140,000	144,432
DISH DBS Corp., 6.75%, 2021		15,000	17,100
DISH DBS Corp., 5%, 2023 (z)		20,000	20,000
EchoStar Corp., 7.125%, 2016		20,000	22,400
Time Warner Cable, Inc., 8.25%, 2019		120,000	159,688
Ziggo Bond Co. B.V., 8%, 2018 (n)	EUR	50,000	72,597

			$751,268

Chemicals – 1.3%
Celanese U.S. Holdings LLC, 6.625%, 2018		$55,000	$60,500
Dow Chemical Co., 8.55%, 2019		170,000	229,513
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 8.875%, 2018		40,000	41,100
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 9%, 2020		5,000	4,563
Huntsman International LLC, 8.625%, 2021		35,000	39,988
Momentive Performance Materials, Inc., 11.5%, 2016		14,000	8,190
Polypore International, Inc., 7.5%, 2017		20,000	21,800

			$405,654

Computer Software – 0.7%
Infor U.S., Inc., 11.5%, 2018		$35,000	$40,950
Nuance Communications, Inc., 5.375%, 2020 (n)		20,000	20,900
Oracle Corp., 5.375%, 2040		66,000	82,291
Seagate HDD Cayman, 6.875%, 2020		20,000	21,275
Syniverse Holdings, Inc., 9.125%, 2019		40,000	42,700
TransUnion Holding Co., Inc., 9.625%, 2018		10,000	10,575
TransUnion LLC/TransUnion Financing Corp., 11.375%, 2018		5,000	5,825

			$224,516

Computer Software – Systems – 0.4%
Audatex North America, Inc., 6.75%, 2018 (n)		$10,000	$10,700
CDW LLC/CDW Finance Corp., 12.535%, 2017		22,000	23,513

MFS Strategic Income Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Computer Software – Systems – continued
CDW LLC/CDW Finance Corp., 8.5%, 2019	$40,000	$43,300
DuPont Fabros Technology, Inc., REIT, 8.5%, 2017	30,000	32,775

		$110,288

Conglomerates – 0.6%
Amsted Industries, Inc., 8.125%, 2018 (n)	$55,000	$58,850
Dynacast International LLC, 9.25%, 2019	20,000	21,400
Griffon Corp., 7.125%, 2018	45,000	47,700
Ingersoll-Rand Global Holding Co. Ltd., 9.5%, 2014	38,000	42,055

		$170,005

Consumer Products – 0.8%
Easton-Bell Sports, Inc., 9.75%, 2016	$30,000	$32,253
Elizabeth Arden, Inc., 7.375%, 2021	30,000	33,525
FGI Operating Co./FGI Finance, Inc., 7.875%, 2020 (n)	5,000	5,150
Libbey Glass, Inc., 6.875%, 2020	5,000	5,375
Mattel, Inc., 5.45%, 2041	53,000	59,871
Newell Rubbermaid, Inc., 2.05%, 2017	43,000	43,572
Newell Rubbermaid, Inc., 4.7%, 2020	60,000	66,269
Spectrum Brands Escrow Corp., 6.375%, 2020 (n)	10,000	10,500

		$256,515

Consumer Services – 1.0%
Experian Finance PLC, 2.375%, 2017 (n)	$200,000	$203,468
QVC, Inc., 7.375%, 2020 (n)	25,000	27,816
Service Corp. International, 7%, 2017	60,000	69,000

		$300,284

Containers – 0.7%
Ball Corp., 5%, 2022	$16,000	$17,120
Greif, Inc., 6.75%, 2017	50,000	55,745
Reynolds Group, 7.125%, 2019	110,000	118,250
Reynolds Group, 5.75%, 2020 (n)	15,000	15,488

		$206,603

Defense Electronics – 1.0%
BAE Systems Holdings, Inc., 5.2%, 2015 (n)	$169,000	$185,070
BAE Systems Holdings, Inc., 6.375%, 2019 (n)	40,000	47,752
Ducommun, Inc., 9.75%, 2018	30,000	32,250
MOOG, Inc., 7.25%, 2018	25,000	26,281

		$291,353

Electrical Equipment – 0.3%
Avaya, Inc., 9.75%, 2015	$25,000	$22,250
Avaya, Inc., 7%, 2019 (n)	10,000	9,350
Ericsson, Inc., 4.125%, 2022	73,000	75,869

		$107,469

Electronics – 0.4%
Freescale Semiconductor, Inc., 9.25%, 2018 (n)	$45,000	$49,163
Nokia Corp., 5.375%, 2019	10,000	9,525

Issuer	Shares/Par	Value ($)

BONDS – continued
Electronics – continued
Nokia Corp., 6.625%, 2039	$5,000	$4,488
Sensata Technologies B.V., 6.5%, 2019 (n)	40,000	42,600
Tyco Electronics Group S.A., 3.5%, 2022	31,000	31,861

		$137,637

Emerging Market Quasi-Sovereign – 1.3%
IIRSA Norte Finance Ltd., 8.75%, 2024	$99,766	$122,093
Petrobras International Finance Co., 7.875%, 2019	51,000	63,700
Petrobras International Finance Co., 6.75%, 2041	48,000	60,820
Petroleos Mexicanos, 5.5%, 2021	100,000	116,850
Petroleos Mexicanos, 4.875%, 2022	10,000	11,285
Petroleos Mexicanos, 6.5%, 2041	31,000	38,905

		$413,653

Emerging Market Sovereign – 0.1%
Republic of Poland, 5%, 2022	$14,000	$16,534

Energy – Independent – 3.4%
BreitBurn Energy Partners LP, 8.625%, 2020	$15,000	$16,350
BreitBurn Energy Partners LP, 7.875%, 2022 (n)	30,000	31,125
Carrizo Oil & Gas, Inc., 8.625%, 2018	20,000	21,600
Chaparral Energy, Inc., 7.625%, 2022	20,000	21,000
Chesapeake Energy Corp., 6.875%, 2020	25,000	27,094
Concho Resources, Inc., 8.625%, 2017	20,000	21,775
Concho Resources, Inc., 6.5%, 2022	40,000	44,000
Continental Resources, Inc., 8.25%, 2019	30,000	33,600
Denbury Resources, Inc., 8.25%, 2020	55,000	61,875
Energy XXI Gulf Coast, Inc., 9.25%, 2017	50,000	57,125
EP Energy LLC, 9.375%, 2020	80,000	90,200
EPL Oil & Gas, Inc., 8.25%, 2018 (n)	20,000	20,550
EQT Corp., 4.875%, 2021	48,000	51,530
EXCO Resources, Inc., 7.5%, 2018	20,000	19,400
Harvest Operations Corp., 6.875%, 2017	50,000	55,500
Hess Corp., 8.125%, 2019	30,000	39,483
Hilcorp Energy I/Hilcorp Finance Co., 8%, 2020 (n)	15,000	16,425
Laredo Petroleum, Inc., 9.5%, 2019	20,000	22,350
LINN Energy LLC, 6.5%, 2019	10,000	10,100
LINN Energy LLC, 8.625%, 2020	20,000	21,800
LINN Energy LLC, 7.75%, 2021	23,000	24,495
MEG Energy Corp., 6.5%, 2021 (n)	10,000	10,525
Newfield Exploration Co., 6.875%, 2020	30,000	32,100
Plains Exploration & Production Co., 8.625%, 2019	35,000	39,813
Plains Exploration & Production Co., 6.5%, 2020	10,000	11,075
Plains Exploration & Production Co., 6.75%, 2022	15,000	16,838
QEP Resources, Inc., 6.875%, 2021	60,000	69,150
Range Resources Corp., 8%, 2019	25,000	27,688
Range Resources Corp., 5%, 2022	10,000	10,450
Samson Investment Co., 9.75%, 2020 (n)	15,000	15,863
SandRidge Energy, Inc., 8%, 2018 (n)	55,000	58,300

MFS Strategic Income Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Energy – Independent – continued
SM Energy Co., 6.5%, 2021	$30,000	$32,100
Whiting Petroleum Corp., 6.5%, 2018	15,000	16,125

		$1,047,404

Energy – Integrated – 0.9%
BP Capital Markets PLC, 4.5%, 2020	$29,000	$33,421
BP Capital Markets PLC, 4.742%, 2021	90,000	105,390
Cenovus Energy, Inc., 4.5%, 2014	30,000	31,828
Petro-Canada Financial Partnership, 5%, 2014	110,000	118,326

		$288,965

Engineering – Construction – 0.1%
BakerCorp International, Inc., 8.25%, 2019	$25,000	$25,000

Entertainment – 0.6%
AMC Entertainment, Inc., 8.75%, 2019	$55,000	$60,910
AMC Entertainment, Inc., 9.75%, 2020	30,000	34,650
Cedar Fair LP, 9.125%, 2018	20,000	22,500
Cinemark USA, Inc., 8.625%, 2019	45,000	49,838
Cinemark USA, Inc., 5.125%, 2022 (z)	5,000	5,063
NAI Entertainment Holdings LLC, 8.25%, 2017 (n)	10,000	11,013
Six Flags Entertainment Corp., 5.25%, 2021 (z)	15,000	15,000

		$198,974

Financial Institutions – 2.9%
Ally Financial, Inc., 5.5%, 2017	$70,000	$74,883
CIT Group, Inc., 5.25%, 2014 (n)	45,000	46,575
CIT Group, Inc., 5.25%, 2018	20,000	21,400
CIT Group, Inc., 6.625%, 2018 (n)	45,000	50,850
CIT Group, Inc., 5.5%, 2019 (n)	36,000	39,240
Credit Acceptance Corp., 9.125%, 2017	25,000	27,313
General Electric Capital Corp., 6%, 2019	30,000	36,497
General Electric Capital Corp., 5.5%, 2020	95,000	112,453
General Electric Capital Corp., 3.15%, 2022	49,000	50,063
GMAC, Inc., 8%, 2031	5,000	6,331
Icahn Enterprises LP, 8%, 2018	39,000	41,876
International Lease Finance Corp., 4.875%, 2015	10,000	10,351
International Lease Finance Corp., 8.625%, 2015	15,000	16,856
International Lease Finance Corp., 7.125%, 2018 (n)	47,000	54,520
Nationstar Mortgage LLC/Capital Corp., 10.875%, 2015	45,000	48,150
Nationstar Mortgage LLC/Capital Corp., 9.625%, 2019 (n)	10,000	11,250
Nationstar Mortgage LLC/Capital Corp., 7.875%, 2020 (n)	5,000	5,275
NYSE Euronext, 2%, 2017	54,000	54,895
PHH Corp., 9.25%, 2016	30,000	35,025
PHH Corp., 7.375%, 2019	20,000	22,200
SLM Corp., 8.45%, 2018	25,000	29,250

Issuer	Shares/Par	Value ($)

BONDS – continued
Financial Institutions – continued
SLM Corp., 8%, 2020	$70,000	$79,975
SLM Corp., 7.25%, 2022	5,000	5,513

		$880,741

Food & Beverages – 2.5%
Anheuser-Busch InBev S.A., 7.75%, 2019	$140,000	$186,986
ARAMARK Corp., 8.5%, 2015	30,000	30,150
B&G Foods, Inc., 7.625%, 2018	39,000	41,925
Campbell Soup Co., 2.5%, 2022	40,000	39,642
JBS USA LLC/JBS USA Finance, 8.25%, 2020 (n)	15,000	15,900
Kraft Foods Group, Inc., 6.125%, 2018 (n)	80,000	98,010
Mead Johnson Nutrition Co., “A”, 4.9%, 2019	26,000	29,673
Pernod-Ricard S.A., 2.95%, 2017 (n)	150,000	157,759
Pinnacle Foods Finance LLC, 8.25%, 2017	10,000	10,650
TreeHouse Foods, Inc., 7.75%, 2018	30,000	32,550
Tyson Foods, Inc., 6.6%, 2016	70,000	80,216
Tyson Foods, Inc., 4.5%, 2022	49,000	53,043

		$776,504

Food & Drug Stores – 0.4%
CVS Caremark Corp., 5.75%, 2041	$110,000	$136,956

Forest & Paper Products – 0.7%
Ainsworth Lumber Co. Ltd., 7.5%, 2017 (n)	$5,000	$5,238
Boise, Inc., 8%, 2020	30,000	33,150
Georgia-Pacific Corp., 8%, 2024	5,000	6,991
Graphic Packaging Holding Co., 7.875%, 2018	20,000	22,100
Tembec Industries, Inc., 11.25%, 2018	10,000	10,600
Votorantim Participacoes S.A., 6.75%, 2021 (n)	100,000	117,250
Xerium Technologies, Inc., 8.875%, 2018	10,000	9,000

		$204,329

Gaming & Lodging – 1.8%
Boyd Gaming Corp., 9%, 2020 (z)	$10,000	$9,850
Caesars Entertainment Operating Co., Inc., 8.5%, 2020	30,000	29,775
Choice Hotels International, Inc., 5.75%, 2022	5,000	5,538
CityCenter Holdings LLC, 10.75%, 2017 (p)	10,000	10,850
FelCor Lodging LP, 5.625%, 2023 (z)	5,000	4,975
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (a)(d)(n)	65,000	41
GWR Operating Partnership LLP, 10.875%, 2017	20,000	22,750
Host Hotels & Resorts, Inc., REIT, 5.25%, 2022	20,000	21,900
Isle of Capri Casinos, Inc., 8.875%, 2020	25,000	27,250
Marriott International, Inc., 5.625%, 2013	80,000	80,430
MGM Mirage, 6.625%, 2015	10,000	10,725
MGM Resorts International, 11.375%, 2018	35,000	42,350
MGM Resorts International, 6.625%, 2021	10,000	10,000
Penn National Gaming, Inc., 8.75%, 2019	50,000	57,000
Pinnacle Entertainment, Inc., 8.75%, 2020	15,000	16,200

MFS Strategic Income Series

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
Gaming & Lodging – continued
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 9.5%, 2019 (n)		$5,000	$5,425
Seven Seas Cruises S. DE R.L., 9.125%, 2019		35,000	37,013
Viking Cruises Ltd., 8.5%, 2022 (n)		15,000	16,200
Wyndham Worldwide Corp., 5.75%, 2018		90,000	100,603
Wyndham Worldwide Corp., 7.375%, 2020		20,000	24,074
Wynn Las Vegas LLC, 7.75%, 2020		30,000	34,200

			$567,149

Industrial – 0.2%
Dematic S.A., 7.75%, 2020 (z)		$15,000	$15,000
Mueller Water Products, Inc., 8.75%, 2020		23,000	26,220
SPL Logistics Escrow LLC, 8.875%, 2020 (n)		10,000	10,600

			$51,820

Insurance – 2.1%
Allianz AG, 5.5% to 2014, FRN to 2049	EUR	105,000	$142,048
American International Group, Inc., 3%, 2015		$40,000	41,621
American International Group, Inc., 8.175% to 2038, FRN to 2068		80,000	104,200
Metlife, Inc., 1.756%, 2017		20,000	20,315
Metropolitan Life Global Funding I, 5.125%, 2014 (n)		40,000	42,524
Principal Financial Group, Inc., 8.875%, 2019		80,000	107,348
Prudential Financial, Inc., 6.2%, 2015		80,000	88,350
Unum Group, 7.125%, 2016		90,000	106,025

			$652,431

Insurance – Health – 0.0%
AMERIGROUP Corp., 7.5%, 2019		$10,000	$12,000

Insurance – Property & Casualty – 2.7%
Aon Corp., 3.5%, 2015		$130,000	$136,917
AXIS Capital Holdings Ltd., 5.75%, 2014		130,000	139,421
AXIS Capital Holdings Ltd., 5.875%, 2020		40,000	45,410
CNA Financial Corp., 5.875%, 2020		100,000	117,981
Liberty Mutual Group, Inc., 4.95%, 2022 (n)		73,000	79,562
Liberty Mutual Group, Inc., 10.75% to 2038, FRN to 2088 (n)		45,000	67,050
PartnerRe Ltd., 5.5%, 2020		66,000	73,655
Travelers Cos., Inc., 3.9%, 2020		150,000	169,439

			$829,435

International Market Quasi-Sovereign – 2.1%
EDF Energies Nouvelles S.A., 6.5%, 2019 (n)		$120,000	$146,902
Irish Life & Permanent PLC, 3.6%, 2013 (e)(n)		400,000	400,003
Westpac Banking Corp., 3.45%, 2014 (n)		100,000	104,696

			$651,601

Issuer	Shares/Par		Value ($)

BONDS – continued
International Market Sovereign – 8.2%
Commonwealth of Australia, 5.75%, 2021	AUD	23,000	$28,452
Federal Republic of Germany, 3.75%, 2015	EUR	130,000	184,515
Federal Republic of Germany, 4.25%, 2018	EUR	52,000	82,882
Federal Republic of Germany, 6.25%, 2030	EUR	44,000	93,804
Government of Canada, 4.5%, 2015	CAD	46,000	49,903
Government of Canada, 4.25%, 2018	CAD	24,000	27,650
Government of Canada, 5.75%, 2033	CAD	9,000	14,048
Government of Japan, 1.7%, 2017	JPY	18,000,000	221,256
Government of Japan, 1.1%, 2020	JPY	9,100,000	109,802
Government of Japan, 2.1%, 2024	JPY	4,250,000	55,155
Government of Japan, 2.2%, 2027	JPY	10,350,000	133,698
Government of Japan, 2.4%, 2037	JPY	10,900,000	138,694
Kingdom of Belgium, 5.5%, 2017	EUR	61,000	98,178
Kingdom of Denmark, 3%, 2021	DKK	130,000	26,754
Kingdom of Spain, 4.6%, 2019	EUR	91,000	119,982
Kingdom of Sweden, 5%, 2020	SEK	95,000	18,508
Kingdom of the Netherlands, 3.75%, 2014	EUR	101,000	140,848
Kingdom of the Netherlands, 5.5%, 2028	EUR	14,000	26,886
Republic of Austria, 4.65%, 2018	EUR	47,000	74,141
Republic of Finland, 3.875%, 2017	EUR	13,000	19,889
Republic of France, 6%, 2025	EUR	29,000	53,957
Republic of France, 4.75%, 2035	EUR	61,000	105,477
Republic of Ireland, 4.6%, 2016	EUR	26,000	36,350
Republic of Italy, 4.25%, 2015	EUR	48,000	66,082
Republic of Italy, 5.25%, 2017	EUR	144,000	206,693
Republic of Italy, 3.75%, 2021	EUR	56,000	72,675
United Kingdom Treasury, 8%, 2015	GBP	57,000	113,213
United Kingdom Treasury, 8%, 2021	GBP	42,000	103,567
United Kingdom Treasury, 4.25%, 2036	GBP	39,000	77,574

			$2,500,633

Local Authorities – 0.7%
Louisiana Gas & Fuels Tax Rev. (Build America Bonds), FRN, 3%, 2043		$100,000	$100,203
Province of Ontario, 5.45%, 2016		95,000	109,662

			$209,865

Machinery & Tools – 1.3%
Atlas Copco AB, 5.6%, 2017 (n)		$135,000	$157,433
Case New Holland, Inc., 7.875%, 2017		85,000	100,513
CNH America LLC, 7.25%, 2016		15,000	16,875
CNH Capital LLC, 3.875%, 2015 (n)		5,000	5,156
CNH Capital LLC, 6.25%, 2016		5,000	5,513
H&E Equipment Services LLC, 7%, 2022 (n)		20,000	21,300
NESCO LLC/NESCO Holdings Corp., 11.75%, 2017 (n)		30,000	32,250
RSC Equipment Rental, Inc., 8.25%, 2021		30,000	33,825
UR Financing Escrow Corp., 5.75%, 2018 (n)		15,000	16,163

MFS Strategic Income Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Machinery & Tools – continued
UR Financing Escrow Corp., 7.625%, 2022 (n)	$14,000	$15,645

		$404,673

Major Banks – 7.9%
Bank of America Corp., 7.375%, 2014	$50,000	$54,142
Bank of America Corp., 6.5%, 2016	170,000	196,309
Barclays Bank PLC, 5.125%, 2020	100,000	113,894
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)	100,000	102,500
BNP Paribas, FRN, 3.059%, 2014	18,000	18,609
Commonwealth Bank of Australia, 5%, 2019 (n)	80,000	92,968
DBS Bank Ltd., 2.35%, 2017 (n)	200,000	207,509
Goldman Sachs Group, Inc., 6%, 2014	50,000	53,212
Goldman Sachs Group, Inc., 5.75%, 2022	133,000	157,234
HSBC Holdings PLC, 4%, 2022	110,000	120,435
Intesa Sanpaolo S.p.A., FRN, 2.711%, 2014 (n)	100,000	99,888
JPMorgan Chase & Co., 4.625%, 2021	90,000	102,615
Macquarie Bank Ltd., 5%, 2017 (n)	79,000	86,402
Macquarie Group Ltd., 6%, 2020 (n)	48,000	51,940
Merrill Lynch & Co., Inc., 6.4%, 2017	30,000	35,231
Morgan Stanley, 6%, 2014	100,000	105,897
Morgan Stanley, 5.625%, 2019	100,000	113,098
Royal Bank of Scotland Group PLC, 7.648% to 2031, FRN to 2049	55,000	55,550
Royal Bank of Scotland PLC, 2.55%, 2015	53,000	54,241
Santander International Debt S.A., 2.991%, 2013 (n)	200,000	200,338
Standard Chartered PLC, 3.85%, 2015 (n)	100,000	105,461
UFJ Finance Aruba AEC, 6.75%, 2013	70,000	72,211
Wells Fargo & Co., 7.98% to 2018, FRN to 2049	49,000	56,228
Westpac Banking Corp., 2%, 2017	150,000	154,509

		$2,410,421

Medical & Health Technology & Services – 3.1%
AmSurg Corp., 5.625%, 2020 (n)	$5,000	$5,200
Aristotle Holding, Inc., 3.9%, 2022 (n)	49,000	52,834
Biomet, Inc., 6.5%, 2020 (n)	20,000	21,250
Cardinal Health, Inc., 5.8%, 2016	94,000	108,938
CDRT Holding Corp., 9.25%, 2017 (p)(z)	5,000	5,100
Davita, Inc., 6.375%, 2018	55,000	58,988
Davita, Inc., 6.625%, 2020	30,000	32,625
Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)	20,000	23,050
Fresenius Medical Care Capital Trust III, 5.625%, 2019 (n)	25,000	26,844
HCA, Inc., 8.5%, 2019	80,000	89,200
HCA, Inc., 7.5%, 2022	50,000	57,250
HCA, Inc., 5.875%, 2022	25,000	27,188
HealthSouth Corp., 8.125%, 2020	55,000	60,569
Hologic, Inc., 6.25%, 2020 (n)	5,000	5,388
IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 2019	40,000	37,800

Issuer	Shares/Par	Value ($)

BONDS – continued
Medical & Health Technology & Services – continued
McKesson Corp., 5.7%, 2017	$40,000	$47,255
Owens & Minor, Inc., 6.35%, 2016	70,000	76,780
Physio-Control International, Inc., 9.875%, 2019 (n)	20,000	21,950
Select Medical Corp., 7.625%, 2015	5,000	5,006
Tenet Healthcare Corp., 9.25%, 2015	20,000	22,450
Tenet Healthcare Corp., 8%, 2020	10,000	10,769
Thermo Fisher Scientific, Inc., 3.15%, 2023	84,000	85,846
Universal Health Services, Inc., 7%, 2018	25,000	27,563
Universal Hospital Services, Inc., 7.625%, 2020 (n)	20,000	21,075
Universal Hospital Services, Inc., FRN, 3.902%, 2015	10,000	9,956

		$940,874

Metals & Mining – 1.1%
Arch Coal, Inc., 7.25%, 2020	$20,000	$18,550
Cloud Peak Energy, Inc., 8.25%, 2017	45,000	48,150
Cloud Peak Energy, Inc., 8.5%, 2019	15,000	16,463
Consol Energy, Inc., 8%, 2017	20,000	21,650
Consol Energy, Inc., 8.25%, 2020	20,000	21,650
Fortescue Metals Group Ltd., 8.25%, 2019 (n)	15,000	15,975
Peabody Energy Corp., 6%, 2018	10,000	10,625
Peabody Energy Corp., 6.25%, 2021	10,000	10,625
Southern Copper Corp., 6.75%, 2040	100,000	120,388
Vale Overseas Ltd., 4.375%, 2022	45,000	48,038

		$332,114

Mortgage-Backed – 1.2%
Fannie Mae, 6%, 2017	$27,497	$29,576
Fannie Mae, 5.5%, 2020 (f)	133,761	144,914
Fannie Mae, 5.5%, 2034	63,786	70,103
Freddie Mac, 4.224%, 2020	94,792	110,106

		$354,699

Natural Gas – Distribution – 0.5%
AmeriGas Finance LLC, 6.75%, 2020	$25,000	$27,438
Ferrellgas LP/Ferrellgas Finance Corp., 6.5%, 2021	15,000	14,850
GDF Suez, 1.625%, 2017 (n)	120,000	119,972

		$162,260

Natural Gas – Pipeline – 2.8%
Access Midstream Partners Co., 4.875%, 2023	$10,000	$10,150
Atlas Pipeline Partners LP, 8.75%, 2018	50,000	53,250
Crosstex Energy, Inc., 8.875%, 2018	45,000	48,600
El Paso Corp., 7%, 2017	45,000	51,405
El Paso Corp., 7.75%, 2032	50,000	58,750
Energy Transfer Equity LP, 7.5%, 2020	45,000	51,975
Energy Transfer Partners LP, 6.5%, 2042	87,000	106,517
Enterprise Products Partners LP, 6.3%, 2017	90,000	108,867
Enterprise Products Partners LP, 8.375% to 2016, FRN to 2066	20,000	22,825

MFS Strategic Income Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Natural Gas – Pipeline – continued
Enterprise Products Partners LP, 7.034% to 2018, FRN to 2068	$12,000	$13,740
Inergy Midstream LP, 6%, 2020 (n)	15,000	15,488
Kinder Morgan Energy Partners LP, 6.375%, 2041	130,000	160,868
MarkWest Energy Partners LP, 5.5%, 2023	20,000	21,700
Rockies Express Pipeline LLC, 5.625%, 2020 (n)	16,000	15,720
Spectra Energy Capital LLC, 8%, 2019	66,000	87,165
Williams Cos., Inc., 3.7%, 2023	27,000	27,234

		$854,254

Network & Telecom – 2.1%
AT&T, Inc., 5.5%, 2018	$70,000	$83,390
AT&T, Inc., 3.875%, 2021	80,000	89,161
Centurylink, Inc., 7.65%, 2042	89,000	93,015
Cincinnati Bell, Inc., 8.25%, 2017	10,000	10,775
Citizens Communications Co., 9%, 2031	25,000	27,500
France Telecom, 4.375%, 2014	80,000	84,194
Frontier Communications Corp., 8.125%, 2018	30,000	34,500
Qwest Communications International, Inc., 7.125%, 2018 (n)	35,000	36,519
Qwest Corp., 7.5%, 2014	65,000	71,142
TW Telecom Holdings, Inc., 5.375%, 2022 (n)	5,000	5,238
Verizon Communications, Inc., 8.75%, 2018	52,000	72,200
Windstream Corp., 8.125%, 2018	5,000	5,463
Windstream Corp., 7.75%, 2020	30,000	32,400

		$645,497

Oil Services – 0.9%
Bristow Group, Inc., 6.25%, 2022	$10,000	$10,700
Chesapeake Energy Corp., 6.625%, 2019 (n)	10,000	9,425
Dresser-Rand Group, Inc., 6.5%, 2021	15,000	15,900
Edgen Murray Corp., 8.75%, 2020 (n)	25,000	25,250
Pioneer Energy Services Corp., 9.875%, 2018	25,000	27,188
Shale-Inland Holdings LLC/Finance Co., 8.75%, 2019 (n)	25,000	26,188
Transocean, Inc., 2.5%, 2017	33,000	33,347
Transocean, Inc., 6%, 2018	70,000	81,185
Unit Corp., 6.625%, 2021	20,000	20,525
Unit Corp., 6.625%, 2021 (n)	15,000	15,394

		$265,102

Other Banks & Diversified Financials – 3.6%
Bancolombia S.A., 5.125%, 2022	$2,000	$2,080
Citigroup, Inc., 6.375%, 2014	80,000	86,452
Citigroup, Inc., 6.01%, 2015	60,000	65,563
Citigroup, Inc., 8.5%, 2019	44,000	59,164
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)	102,000	118,211
Lloyds TSB Bank PLC, 5.8%, 2020 (n)	110,000	128,731
Rabobank Nederland N.V., 3.375%, 2017	59,000	63,383
Rabobank Nederland N.V., 3.95%, 2022	250,000	256,009

Issuer	Shares/Par	Value ($)

BONDS – continued
Other Banks & Diversified Financials – continued
Santander Holdings USA, Inc., 4.625%, 2016	$10,000	$10,455
Santander UK PLC, 8.963% to 2030, FRN to 2049	68,000	77,095
SunTrust Banks, Inc., 3.5%, 2017	69,000	74,101
Svenska Handelsbanken AB, 4.875%, 2014 (n)	110,000	116,244
U.S. Bancorp, 2.95%, 2022	46,000	46,470

		$1,103,958

Personal Computers & Peripherals – 0.2%
Equifax, Inc., 3.3%, 2022	$62,000	$61,500

Pharmaceuticals – 1.4%
AbbVie, Inc., 2.9%, 2022 (n)	$100,000	$101,838
Celgene Corp., 3.95%, 2020	130,000	141,087
Hospira, Inc., 6.05%, 2017	60,000	69,654
Teva Pharmaceutical Finance LLC, 5.55%, 2016	39,000	44,141
Teva Pharmaceutical Finance LLC, 2.25%, 2020	25,000	25,223
Valeant Pharmaceuticals International, Inc., 7%, 2020 (n)	30,000	32,625
Valeant Pharmaceuticals International, Inc., 7.25%, 2022 (n)	15,000	16,388

		$430,956

Pollution Control – 0.4%
Heckmann Corp., 9.875%, 2018	$20,000	$20,650
Heckmann Corp., 9.875%, 2018	5,000	5,125
Republic Services, Inc., 5.25%, 2021	80,000	94,288

		$120,063

Precious Metals & Minerals – 0.1%
Eldorado Gold Corp., 6.125%, 2020 (z)	$15,000	$15,263
IAMGOLD Corp., 6.75%, 2020 (n)	21,000	20,475

		$35,738

Printing & Publishing – 0.1%
American Media, Inc., 13.5%, 2018 (z)	$3,347	$2,945
Nielsen Finance LLC, 7.75%, 2018	30,000	33,525
Nielsen Finance LLC, 4.5%, 2020 (n)	5,000	4,975

		$41,445

Railroad & Shipping – 0.9%
CSX Corp., 4.1%, 2044	$186,000	$183,608
Kansas City Southern de Mexico S.A. de C.V., 6.125%, 2021	15,000	16,950
Panama Canal Railway Co., 7%, 2026 (n)	89,000	83,660

		$284,218

Real Estate – 1.6%
Boston Properties LP, REIT, 3.7%, 2018	$47,000	$51,055
CNL Lifestyle Properties, Inc., REIT, 7.25%, 2019	15,000	14,325
DDR Corp., REIT, 4.625%, 2022	87,000	94,948
Entertainment Properties Trust, REIT, 7.75%, 2020	30,000	34,672

MFS Strategic Income Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Real Estate – continued
HCP, Inc., REIT, 5.375%, 2021	$95,000	$108,182
Health Care REIT, Inc., 2.25%, 2018	30,000	29,975
Kennedy Wilson, Inc., 8.75%, 2019	15,000	15,975
Kimco Realty Corp., REIT, 6.875%, 2019	22,000	27,175
MPT Operating Partnership LP, REIT, 6.875%, 2021	25,000	27,125
MPT Operating Partnership LP, REIT, 6.375%, 2022	20,000	21,000
WEA Finance LLC, REIT, 6.75%, 2019 (n)	60,000	74,330

		$498,762

Retailers – 2.6%
Academy Ltd., 9.25%, 2019 (n)	$20,000	$22,200
Burlington Coat Factory Warehouse Corp., 10%, 2019	30,000	32,400
Dollar General Corp., 4.125%, 2017	73,000	76,650
Gap, Inc., 5.95%, 2021	117,000	133,852
J. Crew Group, Inc., 8.125%, 2019	25,000	26,438
Kohl’s Corp., 3.25%, 2023	96,000	93,212
Limited Brands, Inc., 5.25%, 2014	25,000	26,250
Limited Brands, Inc., 6.9%, 2017	25,000	28,688
Limited Brands, Inc., 7%, 2020	10,000	11,500
Limited Brands, Inc., 6.95%, 2033	15,000	15,263
Macy’s, Inc., 7.875%, 2015	120,000	139,792
Pantry, Inc., 8.375%, 2020 (n)	10,000	10,450
Rite Aid Corp., 9.25%, 2020	20,000	21,300
Sally Beauty Holdings, Inc., 6.875%, 2019	10,000	11,050
Staples, Inc., 9.75%, 2014	80,000	86,976
Toys “R” Us Property Co. II LLC, 8.5%, 2017	15,000	15,900
Toys “R” Us, Inc., 10.75%, 2017	30,000	32,325
YCC Holdings LLC/Yankee Finance, Inc., 10.25%, 2016 (p)	15,000	15,489

		$799,735

Specialty Chemicals – 0.0%
Koppers, Inc., 7.875%, 2019	$10,000	$11,000

Specialty Stores – 0.2%
Gymboree Corp., 9.125%, 2018	$15,000	$13,350
Michaels Stores, Inc., 11.375%, 2016	25,000	26,125
Michaels Stores, Inc., 7.75%, 2018	15,000	16,463

		$55,938

Supermarkets – 0.0%
SUPERVALU, Inc., 7.5%, 2014	$10,000	$9,700

Supranational – 0.5%
Corporacion Andina de Fomento, 4.375%, 2022	$130,000	$140,759

Telecommunications – Wireless – 2.3%
American Tower Corp., REIT, 4.625%, 2015	$40,000	$42,518
American Tower Corp., REIT, 4.7%, 2022	82,000	90,726
Clearwire Corp., 12%, 2015 (n)	30,000	32,250
Cricket Communications, Inc., 7.75%, 2020	30,000	30,600
Crown Castle International Corp., 7.125%, 2019	85,000	93,925

Issuer	Shares/Par	Value ($)

BONDS – continued
Telecommunications – Wireless – continued
Crown Castle International Corp., 5.25%, 2023 (n)	$15,000	$16,050
Crown Castle Towers LLC, 6.113%, 2020 (n)	104,000	125,266
MetroPCS Wireless, Inc., 7.875%, 2018	20,000	21,650
Rogers Cable, Inc., 5.5%, 2014	79,000	83,571
Sprint Capital Corp., 6.875%, 2028	30,000	31,200
Sprint Nextel Corp., 6%, 2016	40,000	43,500
Sprint Nextel Corp., 8.375%, 2017	35,000	40,688
Sprint Nextel Corp., 9%, 2018 (n)	5,000	6,175
Sprint Nextel Corp., 6%, 2022	35,000	35,963

		$694,082

Telephone Services – 0.2%
Cogent Communications Group, Inc., 8.375%, 2018 (n)	$10,000	$10,975
Level 3 Financing, Inc., 9.375%, 2019	10,000	11,175
Level 3 Financing, Inc., 7%, 2020 (n)	10,000	10,450
Level 3 Financing, Inc., 8.625%, 2020	20,000	22,200

		$54,800

Tobacco – 2.3%
Altria Group, Inc., 9.25%, 2019	$44,000	$61,210
B.A.T. International Finance PLC, 3.25%, 2022 (n)	194,000	202,214
Lorillard Tobacco Co., 8.125%, 2019	61,000	77,838
Lorillard Tobacco Co., 6.875%, 2020	50,000	60,944
Reynolds American, Inc., 6.75%, 2017	135,000	163,028
Reynolds American, Inc., 4.75%, 2042	124,000	125,101

		$690,335

Transportation – 0.1%
Navios South American Logistics, Inc., 9.25%, 2019	$26,000	$25,513

Transportation – Services – 1.3%
ACL I Corp., 10.625%, 2016 (p)	$41,038	$39,646
Avis Budget Car Rental LLC, 8.25%, 2019	20,000	22,100
Avis Budget Car Rental LLC, 9.75%, 2020	10,000	11,550
Commercial Barge Line Co., 12.5%, 2017	65,000	71,663
ERAC USA Finance Co., 6.375%, 2017 (n)	110,000	133,041
HDTFS, Inc., 5.875%, 2020 (n)	5,000	5,225
Navios Maritime Acquisition Corp., 8.625%, 2017	40,000	37,500
Navios Maritime Holdings, Inc., 8.875%, 2017	30,000	29,925
Swift Services Holdings, Inc., 10%, 2018	45,000	49,388

		$400,038

U.S. Government Agencies and Equivalents – 1.5%
National Credit Union Administration Guaranteed Note, 2.9%, 2020	$20,000	$21,319
Small Business Administration, 6.35%, 2021	29,820	33,307
Small Business Administration, 4.34%, 2024	77,822	85,552
Small Business Administration, 4.99%, 2024	94,507	106,653
Small Business Administration, 4.86%, 2025	110,941	123,933
Small Business Administration, 4.625%, 2025	44,330	49,564

MFS Strategic Income Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Government Agencies and Equivalents – continued
Small Business Administration, 5.11%, 2025	$40,074	$44,938

		$465,266

Utilities – Electric Power – 4.6%
AES Corp., 8%, 2017	$55,000	$63,525
Allegheny Energy, Inc., 5.75%, 2019 (n)	90,000	98,732
Atlantic Power Corp., 9%, 2018	2,000	2,090
Calpine Corp., 8%, 2016 (n)	35,000	37,188
Calpine Corp., 7.875%, 2020 (n)	41,000	46,023
CMS Energy Corp., 4.25%, 2015	90,000	95,495
CMS Energy Corp., 5.05%, 2022	64,000	71,326
Covanta Holding Corp., 7.25%, 2020	20,000	22,036
Covanta Holding Corp., 6.375%, 2022	5,000	5,430
DPL, Inc., 7.25%, 2021	15,000	16,050
Duke Energy Corp., 3.35%, 2015	140,000	147,921
Energy Future Holdings Corp., 10%, 2020	35,000	39,113
Energy Future Holdings Corp., 10%, 2020	95,000	107,113
Energy Future Holdings Corp., 11.75%, 2022 (n)	15,000	16,650
Exelon Generation Co. LLC, 5.35%, 2014	40,000	41,840
Exelon Generation Co. LLC, 5.2%, 2019	65,000	73,687
GenOn Energy, Inc., 9.875%, 2020	50,000	57,750
NRG Energy, Inc., 8.25%, 2020	80,000	89,600
Oncor Electric Delivery Co., 4.1%, 2022	95,000	103,544
PPL WEM Holdings PLC, 3.9%, 2016 (n)	110,000	115,836
Progress Energy, Inc., 3.15%, 2022	127,000	128,565
Texas Competitive Electric Holdings Co. LLC, 11.5%, 2020 (n)	20,000	15,650

		$1,395,164

Total Bonds (Identified Cost, $27,513,850)		$29,505,332

PREFERRED STOCKS – 0.2%
Other Banks & Diversified Financials – 0.2%
Ally Financial, Inc., 7% (z)	20	$19,643
GMAC Capital Trust I, 8.125%	1,075	28,649

Total Preferred Stocks (Identified Cost, $46,093)		$48,292

CONVERTIBLE BONDS – 0.1%
Network & Telecom – 0.1%
Nortel Networks Corp., 2.125%, 2014 (Identified Cost, $34,544) (a)(d)	$35,000	$35,481

Issuer	Shares/Par	Value ($)

CONVERTIBLE PREFERRED STOCKS – 0.1%
Automotive – 0.1%
General Motors Co., 4.75% (Identified Cost, $26,855)	540	$23,830

	Strike Price	First Exercise

WARRANTS – 0.1%
Broadcasting – 0.1%
New Young Broadcasting Holding Co., Inc. (1 share for 1 warrant) (Identified Cost, $9,004) (a)	$0.01	7/14/10	4	$15,000

FLOATING RATE LOANS (g)(r) – 0.0%
Financial Institutions – 0.0%
Springleaf Financial Funding Co., Term Loan, 5.5%, 2017 (Identified Cost, $14,569)	$14,622	$14,526

COMMON STOCKS – 0.0%
Automotive – 0.0%
Accuride Corp. (a)	791	$2,539

Broadcasting – 0.0%
New Young Broadcasting Holding Co., Inc. (a)	1	$3,750

Printing & Publishing – 0.0%
American Media Operations, Inc. (a)	858	$4,076

Total Common Stocks (Identified Cost, $26,395)		$10,365

MONEY MARKET FUNDS – 1.7%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value (v)	523,656	$523,656

Total Investments (Identified Cost, $28,194,966)		$30,176,482

OTHER ASSETS, LESS LIABILITIES – 1.5%		464,747

Net Assets – 100.0%		$30,641,229

(a)	Non-income producing security.

(d)	In default. Interest and/or scheduled principal payment(s) have been missed.

(e)	Guaranteed by Minister for Finance of Ireland.

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $6,801,797 representing 22.2% of net assets.

MFS Strategic Income Series

Portfolio of Investments – continued

(p)	Payment-in-kind security.

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Ally Financial, Inc., 7% (Preferred Stock)	4/13/11	$18,750	$19,643
American Media, Inc., 13.5%, 2018	12/22/10	3,391	2,945
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.809%, 2040	3/01/06	163,081	103,089
Boyd Gaming Corp., 9%, 2020	12/19/12-12/21/12	9,994	9,850
CDRT Holding Corp., 9.25%, 2017	12/13/12	5,149	5,100
Cequel Communications Holdings, 6.375%, 2020	12/13/12-12/24/12	20,824	20,825
Cinemark USA, Inc., 5.125%, 2022	12/04/12	5,000	5,063
Crest Ltd., “A1” CDO, FRN, 0.79%, 2018	1/21/10	13,300	16,197
DISH DBS Corp., 5%, 2023	12/19/12	20,000	20,000
Dematic S.A., 7.75%, 2020	12/13/12	15,000	15,000
Eldorado Gold Corp., 6.125%, 2020	12/10/12-12/11/12	15,211	15,263
Falcon Franchise Loan LLC, FRN, 6.447%, 2025	1/29/03	8,311	16,429
FelCor Lodging LP, 5.625%, 2023	12/12/12	5,000	4,975
First Union National Bank Commercial Mortgage Trust, FRN, 1.583%, 2043	12/11/03	68	77
IAC/InterActiveCorp, 4.75%, 2022	12/18/12	5,000	4,975
LBI Media, Inc., 13.5% to 2015, 11.5% to 2020	12/26/12	9,043	7,980
Local TV Finance LLC, 9.25%, 2015	12/10/07-11/30/10	25,889	26,367
Morgan Stanley Capital I, Inc., FRN, 1.383%, 2039	7/20/04	10,875	7,716
Prudential Securities Secured Financing Corp., FRN, 7.167%, 2013	12/06/04	171,959	170,871
Salomon Brothers Mortgage Securities, Inc., FRN, 7.155%, 2032	1/07/05	19,035	17,292
Six Flags Entertainment Corp., 5.25%, 2021	12/11/12	15,000	15,000
Townsquare Radio LLC, 9%, 2019	3/30/12	9,908	10,975
Total Restricted Securities			$515,632
% of Net assets			1.7%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar

CAD	Canadian Dollar

DKK	Danish Krone

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

SEK	Swedish Krona

MFS Strategic Income Series

Portfolio of Investments – continued

Derivative Contracts at 12/31/12

Forward Foreign Currency Exchange Contracts at 12/31/12

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	CAD	Merrill Lynch International Bank	98,773	1/11/13	$100,697	$99,281	$1,416
BUY	EUR	Barclays Bank PLC	49,486	1/11/13	64,250	65,324	1,074
BUY	EUR	JPMorgan Chase Bank N.A.	24,477	1/11/13	32,004	32,311	307
BUY	GBP	Deutsche Bank AG	22,452	1/11/13	36,155	36,471	316
SELL	JPY	UBS AG	3,287,000	1/11/13	40,190	37,942	2,248

							$5,361

Liability Derivatives
SELL	AUD	Westpac Banking Corp.	25,866	1/11/13	$26,237	$26,845	$(608)
BUY	CAD	Citibank N.A.	10,447	1/11/13	10,520	10,501	(19)
SELL	DKK	Citibank N.A.	142,358	1/11/13	24,969	25,189	(220)
SELL	EUR	Deutsche Bank AG	52,987	1/11/13	68,275	69,945	(1,670)
SELL	EUR	UBS AG	237,020	1/11/13	305,632	312,876	(7,244)
SELL	GBP	Barclays Bank PLC	105,074	1/11/13	167,982	170,683	(2,701)
SELL	GBP	Deutsche Bank AG	105,074	1/11/13	167,951	170,683	(2,732)
BUY	JPY	Credit Suisse Group	11,137,752	1/11/13	142,476	128,564	(13,912)
BUY	JPY	Goldman Sachs International	2,493,410	1/11/13	30,353	28,782	(1,571)
BUY	JPY	JPMorgan Chase Bank N.A.	3,248,033	1/11/13	39,400	37,492	(1,908)
BUY	JPY	Merrill Lynch International Bank	11,137,753	1/11/13	142,400	128,564	(13,836)
SELL	SEK	Deutsche Bank AG	82,691	1/11/13	12,376	12,713	(337)

							$(46,758)

Futures Contracts Outstanding at 12/31/12

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	7	$929,469	March - 2013	$4,831

At December 31, 2012, the fund had liquid securities with an aggregate value of $8,237 to cover any commitments for certain derivative contracts.

See Notes to Financial Statements

MFS Strategic Income Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/12
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $27,671,310)	$29,652,826
Underlying affiliated funds, at cost and value	523,656
Total investments, at value (identified cost, $28,194,966)	$30,176,482
Cash	20,348
Receivables for
Forward foreign currency exchange contracts	5,361
Daily variation margin on open futures contracts	1,203
Investments sold	156,229
Fund shares sold	10,229
Interest	420,873
Receivable from investment adviser	18,429
Other assets	499
Total assets		$30,809,653
Liabilities
Payables for
Forward foreign currency exchange contracts	$46,758
Investments purchased	33,751
Fund shares reacquired	38,103
Payable to affiliates
Shareholder servicing costs	122
Distribution and/or service fees	145
Payable for independent Trustees’ compensation	29
Accrued expenses and other liabilities	49,516
Total liabilities		$168,424
Net assets		$30,641,229
Net assets consist of
Paid-in capital	$28,749,751
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	1,945,742
Accumulated net realized gain (loss) on investments and foreign currency	(1,490,727)
Undistributed net investment income	1,436,463
Net assets		$30,641,229
Shares of beneficial interest outstanding		2,930,673

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$25,349,445	2,417,196	$10.49
Service Class	5,291,784	513,477	10.31

See Notes to Financial Statements

MFS Strategic Income Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/12
Net investment income
Income
Interest	$1,651,859
Dividends	7,831
Dividends from underlying affiliated funds	693
Total investment income		$1,660,383
Expenses
Management fee	$221,362
Distribution and/or service fees	14,241
Shareholder servicing costs	3,452
Administrative services fee	17,500
Independent Trustees’ compensation	1,403
Custodian fee	19,674
Shareholder communications	10,743
Audit and tax fees	66,497
Legal fees	4,156
Pricing service fee	26,335
Miscellaneous	21,395
Total expenses		$406,758
Fees paid indirectly	(19)
Reduction of expenses by investment adviser	(139,299)
Net expenses		$267,440
Net investment income		$1,392,943
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$800,090
Futures contracts	(36,298)
Swap agreements	2,744
Foreign currency	21,899
Net realized gain (loss) on investments and foreign currency		$788,435
Change in unrealized appreciation (depreciation)
Investments	$1,134,212
Futures contracts	4,831
Swap agreements	(2,263)
Translation of assets and liabilities in foreign currencies	(60,451)
Net unrealized gain (loss) on investments and foreign currency translation		$1,076,329
Net realized and unrealized gain (loss) on investments and foreign currency		$1,864,764
Change in net assets from operations		$3,257,707

See Notes to Financial Statements

MFS Strategic Income Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2012	2011
Change in net assets
From operations
Net investment income	$1,392,943	$1,534,249
Net realized gain (loss) on investments and foreign currency	788,435	192,275
Net unrealized gain (loss) on investments and foreign currency translation	1,076,329	(203,039)
Change in net assets from operations	$3,257,707	$1,523,485
Distributions declared to shareholders
From net investment income	$(1,790,008)	$(1,781,713)
Change in net assets from fund share transactions	$(2,171,745)	$(3,257,529)
Total change in net assets	$(704,046)	$(3,515,757)
Net assets
At beginning of period	31,345,275	34,861,032
At end of period (including undistributed net investment income of $1,436,463 and $1,497,994, respectively)	$30,641,229	$31,345,275

See Notes to Financial Statements

MFS Strategic Income Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2012	2011		2010	2009	2008
Net asset value, beginning of period	$10.04	$10.14		$9.68	$8.72	$10.55
Income (loss) from investment operations
Net investment income (d)	$0.46	$0.48		$0.50	$0.51	$0.56
Net realized and unrealized gain (loss) on investments and foreign currency	0.61	(0.01)		0.45	1.41	(1.76)
Total from investment operations	$1.07	$0.47		$0.95	$1.92	$(1.20)
Less distributions declared to shareholders
From net investment income	$(0.62)	$(0.57)		$(0.49)	$(0.96)	$(0.63)
Net asset value, end of period (x)	$10.49	$10.04		$10.14	$9.68	$8.72
Total return (%) (k)(r)(s)(x)	10.86	4.74		10.11	24.25	(12.12)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.24	1.12		1.14	1.18	1.21
Expenses after expense reductions (f)	0.80	0.80		0.82	0.85	0.85
Net investment income	4.45	4.69		5.07	5.63	5.66
Portfolio turnover	40	30		46	52	41
Net assets at end of period (000 omitted)	$25,349	$25,048		$28,120	$27,652	$20,331

Service Class	Years ended 12/31
	2012	2011		2010	2009	2008
Net asset value, beginning of period	$9.87	$9.97		$9.53	$8.60	$10.40
Income (loss) from investment operations
Net investment income (d)	$0.43	$0.45		$0.47	$0.48	$0.53
Net realized and unrealized gain (loss) on investments and foreign currency	0.60	(0.00	)(w)	0.44	1.39	(1.73)
Total from investment operations	$1.03	$0.45		$0.91	$1.87	$(1.20)
Less distributions declared to shareholders
From net investment income	$(0.59)	$(0.55)		$(0.47)	$(0.94)	$(0.60)
Net asset value, end of period (x)	$10.31	$9.87		$9.97	$9.53	$8.60
Total return (%) (k)(r)(s)(x)	10.60	4.53		9.79	23.88	(12.26)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.49	1.37		1.39	1.43	1.47
Expenses after expense reductions (f)	1.05	1.05		1.07	1.10	1.10
Net investment income	4.20	4.44		4.83	5.40	5.46
Portfolio turnover	40	30		46	52	41
Net assets at end of period (000 omitted)	$5,292	$6,298		$6,741	$6,749	$5,834

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

MFS Strategic Income Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Strategic Income Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period the fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the FASB issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price

MFS Strategic Income Series

Notes to Financial Statements – continued

movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$55,018	$38,393	$4,076	$97,487
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	465,266	—	465,266
Non-U.S. Sovereign Debt	—	3,723,180	—	3,723,180
U.S. Corporate Bonds	—	19,345,394	—	19,345,394
Residential Mortgage-Backed Securities	—	354,699	—	354,699
Commercial Mortgage-Backed Securities	—	229,467	—	229,467
Asset-Backed Securities (including CDOs)	—	230,656	—	230,656
Foreign Bonds	—	5,192,151	—	5,192,151
Floating Rate Loans	—	14,526	—	14,526
Mutual Funds	523,656	—	—	523,656
Total Investments	$578,674	$29,593,732	$4,076	$30,176,482

Other Financial Instruments
Futures Contracts	$4,831	$—	$—	$4,831
Forward Foreign Currency Exchange Contracts	—	(41,397)	—	(41,397)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 12/31/11	$10,202
Change in unrealized appreciation (depreciation)	(6,126)
Balance as of 12/31/12	$4,076

The net change in unrealized appreciation (depreciation) from investments still held as level 3 at December 31, 2012 is $(6,126).

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

MFS Strategic Income Series

Notes to Financial Statements – continued

The derivative instruments used by the fund were futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2012 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$4,831	$—
Foreign Exchange	Forward Foreign Currency Exchange	5,361	(46,758)
Total		$10,192	$(46,758)

(a)	The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2012 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Foreign Currency
Interest Rate	$(36,298)	$—	$—
Foreign Exchange	—	—	28,270
Credit	—	2,744	—
Total	$(36,298)	$2,744	$28,270

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2012 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Translation of Assets and Liabilities in Foreign Currencies
Interest Rate	$4,831	$—	$—
Foreign Exchange	—	—	(65,363)
Credit	—	(2,263)	—
Total	$4,831	$(2,263)	$(65,363)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures contracts and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

MFS Strategic Income Series

Notes to Financial Statements – continued

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – The fund entered into swap agreements. A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. Amounts paid or received at the inception of the swap agreement are reflected as premiums paid or received in the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap agreements are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments based on a fixed percentage applied to the agreement notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon

MFS Strategic Income Series

Notes to Financial Statements – continued

determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement. This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2012, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, straddle loss deferrals and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/12	12/31/11
Ordinary income (including any short-term capital gains)	$1,790,008	$1,781,713

MFS Strategic Income Series

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/12
Cost of investments	$28,379,878
Gross appreciation	2,288,343
Gross depreciation	(491,739)
Net unrealized appreciation (depreciation)	$1,796,604
Undistributed ordinary income	1,514,729
Capital loss carryforwards	(1,277,691)
Other temporary differences	(142,164)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
12/31/16	$(327,441)
12/31/17	(950,250)
Total	$(1,277,691)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/12	Year ended 12/31/11
Initial Class	$1,490,845	$1,441,082
Service Class	299,163	340,631
Total	$1,790,008	$1,781,713

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.70%
Average daily net assets in excess of $1 billion	0.65%

The management fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.70% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual operating expenses do not exceed 0.80% of average daily net assets for the Initial Class shares and 1.05% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2014. For the year ended December 31, 2012, this reduction amounted to $139,186 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and

MFS Strategic Income Series

Notes to Financial Statements – continued

variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2012, the fee was $2,888, which equated to 0.0091% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2012, these costs amounted to $564.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.0553% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $268 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $113, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$—	$99,585
Investments (non-U.S. Government securities)	$12,420,931	$14,115,985

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	396,729	$4,105,591	327,891	$3,347,478
Service Class	54,317	555,317	159,197	1,591,181
	451,046	$4,660,908	487,088	$4,938,659
Shares issued to shareholders in reinvestment of distributions
Initial Class	147,171	$1,490,845	145,124	$1,441,082
Service Class	30,006	299,163	34,865	340,631
	177,177	$1,790,008	179,989	$1,781,713
Shares reacquired
Initial Class	(622,601)	$(6,484,155)	(750,775)	$(7,657,569)
Service Class	(209,193)	(2,138,506)	(231,553)	(2,320,332)
	(831,794)	$(8,622,661)	(982,328)	$(9,977,901)

MFS Strategic Income Series

Notes to Financial Statements – continued

	Year ended 12/31/12		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Net change
Initial Class	(78,701)	$(887,719)	(277,760)	$(2,869,009)
Service Class	(124,870)	(1,284,026)	(37,491)	(388,520)
	(203,571)	$(2,171,745)	(315,251)	$(3,257,529)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2012, the fund’s commitment fee and interest expense were $201 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	1,191,135	8,978,893	(9,646,372)	523,656

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$693	$523,656

MFS Strategic Income Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Strategic Income Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Strategic Income Series (the “Fund”) (one of the series comprising MFS Variable Insurance Trust) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Strategic Income Series as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2013

MFS Strategic Income Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 68)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	N/A

John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A

J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

MFS Strategic Income Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A

Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

MFS Strategic Income Series

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers William Adams James Calmas David Cole Robert Persons Matthew Ryan Erik Weisman

MFS Strategic Income Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2012 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2011 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2011, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2011 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

MFS Strategic Income Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2012.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios – VIT” in the “Products” section of the MFS Web site (mfs.com).

MFS Strategic Income Series

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios – VIT” in the “Products” section of mfs.com.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each series of the Registrant (collectively, the “Funds”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended December 31, 2012 and 2011, audit fees billed to the Funds by Deloitte were as follows:

	Audit Fees
	2012	2011
Fees billed by Deloitte:
MFS Core Equity Series	42,656	40,995
MFS Growth Series	42,656	40,995
MFS Global Equity Series	41,904	40,271
MFS High Income Series	60,884	58,539
MFS Investors Growth Stock Series	41,904	40,271
MFS Investors Trust Series	41,904	40,271
MFS Mid Cap Growth Series	41,904	40,271
MFS New Discovery Series	41,904	40,271
MFS Research Bond Series	57,020	54,820
MFS Research International Series	41,895	40,262
MFS Research Series	42,656	40,995
MFS Strategic Income Series	57,203	54,996
MFS Total Return Series	56,213	54,043
MFS Utilities Series	41,904	40,271
MFS Value Series	42,656	40,995
Total	695,263	668,266

For the fiscal years ended December 31, 2012 and 2011, fees billed by Deloitte for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2012	2011	2012	2011	2012	2011
Fees billed by Deloitte:
To MFS Core Equity Series	2,400	2,400	4,889	4,715	845	1,331
To MFS Growth Series	6,950	2,400	4,889	4,715	845	1,331
To MFS Global Equity Series	2,400	2,400	4,889	4,715	845	1,331
To MFS High Income Series	2,400	2,400	4,889	4,715	845	1,331
To MFS Investors Growth Stock Series	2,400	2,400	4,889	4,715	845	1,331
To MFS Investors Trust Series	2,400	2,400	4,889	4,715	845	1,331
To MFS Mid Cap Growth Series	6,950	2,400	4,889	4,715	845	1,331
To MFS New Discovery Series	4,450	2,400	4,889	4,715	845	1,331
To MFS Research Bond Series	6,500	2,400	4,889	4,715	845	1,331
To MFS Research International Series	2,400	2,400	4,889	4,715	845	1,331
To MFS Research Series	4,450	2,400	4,889	4,715	845	1,331
To MFS Strategic Income Series	2,400	2,400	4,889	4,715	845	1,331

To MFS Total Return Series	2,400	2,400	4,889	4,715	845	1,331
To MFS Utilities Series	2,400	2,400	4,889	4,715	845	1,331
To MFS Value Series	4,450	2,400	4,889	4,715	845	1,331
Total fees billed by Deloitte To above Funds:	55,350	36,000	73,335	70,725	12,675	19,965

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2012	2011	2012	2011	2012	2011
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Core Equity Series*	1,135,274	1,265,664	0	0	0	53,100
To MFS and MFS Related Entities of MFS Growth Series*	1,135,274	1,265,664	0	0	0	53,100
To MFS and MFS Related Entities of MFS Global Equity Series*	1,135,274	1,265,664	0	0	0	53,100
To MFS and MFS Related Entities of MFS High Income Series*	1,135,274	1,265,664	0	0	0	53,100
To MFS and MFS Related Entities of MFS Investors Growth Stock Series*	1,135,274	1,265,664	0	0	0	53,100
To MFS and MFS Related Entities of MFS Investors Trust Series*	1,135,274	1,265,664	0	0	0	53,100
To MFS and MFS Related Entities of MFS Mid Cap Growth Series*	1,135,274	1,265,664	0	0	0	53,100
To MFS and MFS Related Entities of MFS New Discovery Series*	1,135,274	1,265,664	0	0	0	53,100
To MFS and MFS Related Entities of MFS Research Bond Series*	1,135,274	1,265,664	0	0	0	53,100
To MFS and MFS Related Entities of MFS Research International Series*	1,135,274	1,265,664	0	0	0	53,100
To MFS and MFS Related Entities of MFS Research Series*	1,135,274	1,265,664	0	0	0	53,100
To MFS and MFS Related Entities of MFS Strategic Income Series*	1,135,274	1,265,664	0	0	0	53,100
To MFS and MFS Related Entities of MFS Total Return Series*	1,135,274	1,265,664	0	0	0	53,100
To MFS and MFS Related Entities of MFS Utilities Series*	1,135,274	1,265,664	0	0	0	53,100
To MFS and MFS Related Entities of MFS Value Series*	1,135,274	1,265,664	0	0	0	53,100

	2012	2011[4]
Aggregate fees for non-audit services:
To MFS Core Equity Series, MFS and MFS Related Entities#	1,366,478	1,646,425
To MFS Growth Series, MFS and MFS Related Entities#	1,371,028	1,646,425
To MFS Global Equity Series, MFS and MFS Related Entities#	1,366,478	1,646,425
To MFS High Income Series, MFS and MFS Related Entities#	1,366,478	1,646,425
To MFS Investors Growth Stock Series, MFS and MFS Related Entities#	1,366,478	1,646,425
To MFS Investors Trust Series, MFS and MFS Related Entities#	1,366,478	1,646,425
To MFS Mid Cap Growth Series, MFS and MFS Related Entities#	1,371,028	1,646,425
To MFS New Discovery Series, MFS and MFS Related Entities#	1,368,528	1,646,425
To MFS Research Bond Series, MFS and MFS Related Entities#	1,370,578	1,646,425
To MFS Research International Series, MFS and MFS Related Entities#	1,366,478	1,646,425
To MFS Research Series, MFS and MFS Related Entities#	1,368,528	1,646,425
To MFS Strategic Income Series, MFS and MFS Related Entities#	1,366,478	1,646,425
To MFS Total Return Series, MFS and MFS Related Entities#	1,366,478	1,646,425
To MFS Utilities Series, MFS and MFS Related Entities#	1,366,478	1,646,425
To MFS Value Series, MFS and MFS Related Entities#	1,368,528	1,646,425

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

[4]	Deloitte fees reported in 2011 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended December 31, 2011.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS VARIABLE INSURANCE TRUST

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: February 15, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: February 15, 2013

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: February 15, 2013

*	Print name and title of each signing officer under his or her signature.